UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05398

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Balanced Wealth Strategy Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

BALANCED WEALTH STRATEGY
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to maximize total return consistent with AllianceBernstein L.P.’s (the “Adviser’s”) determination of reasonable risk. The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio’s equity component is diversified between growth and value equity investment styles, and between US and non-US markets. The Adviser’s targeted blend for the non-REIT portion of the Portfolio’s equity component is an equal weighting of growth and value stocks. The Adviser will also allow the relative weightings of the growth and value subcomponents to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio’s equity component toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment style are compelling, the range may expand to 10% of the Portfolio. In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio’s equity component across US and non-US issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of US companies and the remaining 30% in equities of companies outside the United States. The Adviser will also allow the relative weightings of these geographical subcomponents to vary in response to markets, but ordinarily only by +/- 5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring US or non-US issuers are compelling, the range may expand to 10% of the Portfolio.

The Portfolio’s debt securities will primarily be investment-grade debt securities (including cash and money market instruments), but may also include preferred stock and, when the Adviser believes that conditions favoring them are compelling, lower-rated securities (“junk bonds”). The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade, which are, securities rated BB or lower by Standard & Poor’s (S&P) or Ba or lower by Moody’s, or in unrated securities deemed to be of comparable quality at the time of purchase by the Adviser.

The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its balanced benchmark, a 60% / 40% blend of the S&P 500 Stock Index and the Barclays Capital US Aggregate Bond Index, for the one- and five-year periods ended December 31, 2009 and since the Portfolio’s inception on July 1, 2004.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2009. All underlying components had positive absolute performance for the annual reporting period with the international value and REIT components posting the highest absolute returns. In addition, all underlying components outperformed their benchmarks, with the exception of US growth, which underperformed its style benchmark for the annual reporting period.

The Portfolio’s premium was driven mostly by the international value and intermediate duration bond components. Strong security selection within the technology, consumer discretionary and financial sectors drove relative returns in the international value component. Meanwhile, the intermediate duration bond component benefited from its overweight position in corporate bonds and commercial mortgage-backed securities (CMBS).

AllianceBernstein Variable Products Series Fund

MARKET REVIEW AND INVESTMENT STRATEGY

Stocks have surged from March 2009 lows, as the global economy regained its footing and investors began looking toward future profits. The S&P 500 Stock Index rose 26.46% in 2009 and has now climbed some 68% above its March low. Nongovernment debt also outperformed government bonds as spreads narrowed further. The global economic recovery broadened in late 2009 as evidence emerged that the US and the euro area had returned to positive growth, and much of Asia posted near double-digit gains in the third quarter.

The Portfolio’s growth component increased its exposure to cyclically sensitive stocks in 2009 as the economic recovery improved their prospects. At the same time, the focus remained on finding firms with sound growth fundamentals. In the fourth quarter, health care exposure was increased after having been sharply reduced earlier in the year. The growth opportunity continues to be compelling as the premium that growth stocks typically have versus the broad market remains at depressed levels.

The Portfolio’s value component includes significant exposure to many attractively valued, cyclically sensitive firms. The focus is to exploit changes in the competitive dynamics of many industries and many firms’ efforts to improve operations to restore profitability. Despite narrowing valuation spreads over the past year, the value opportunity remains above average and widespread across sectors.

The Portfolio’s bond component maintains an overweight in investment-grade corporates and a more modest overweight in CMBS. The focus is to seek opportunities to strategically reduce the component’s CMBS overweight. The yield advantage of corporates over Treasuries remains attractive despite the recent narrowing.

As always, the Portfolio remains focused on its long-term strategy: combining low correlation asset classes, blending growth and value investment styles, globalizing its holdings and ensuring the Portfolio is aligned with the its strategic asset allocation targets over time through a disciplined rebalancing process.

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Standard & Poor’s (S&P) 500 Stock Index and the unmanaged Barclays Capital US Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Stock Index includes 500 US stocks and is a common measure of the performance of the overall US stock market. The Barclays Capital US Aggregate Bond Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio allocates its investments among multiple asset classes which will include US and foreign securities, as well as equity and fixed-income securities. Price fluctuations in the underlying Portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investment in the Portfolio is not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. High yield bonds, otherwise known as “junk bonds”, involve a greater risk of default and price volatility than other bonds. Investing in below investment-grade securities presents special risks, including credit risk. Within each of these, the Portfolio will also allocate its investments in different types of securities, such as growth and value stocks, real estate investment trusts, and corporate and US government bonds. International investing involves risks not associated with US investments, including currency fluctuations and political and economic changes. The Portfolio may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The Portfolio systematically rebalances its allocations in these asset classes to maintain its target weightings. There can be no assurance that rebalancing will achieve its intended result, and the costs of rebalancing may be significant over time. The use of derivatives involves specific risks and is not suitable for all investors. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

BALANCED WEALTH STRATEGY PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	Since Inception*
AllianceBernstein Balanced Wealth Strategy Portfolio Class A**	24.88%	2.43%	3.45%
AllianceBernstein Balanced Wealth Strategy Portfolio Class B**	24.45%	2.16%	3.17%
60% S&P 500 Stock Index / 40% Barclays Capital US Aggregate Bond Index	18.40%	2.54%	3.48%
S&P 500 Stock Index	26.46%	0.42%	1.85%
Barclays Capital US Aggregate Bond Index	5.93%	4.97%	5.23%
* Since inception of the Portfolio’s Class A and Class B shares on 7/1/04.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2009 by 0.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78% and 1.02% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/1/04* – 12/31/09

* Since inception of the Portfolio’s Class A shares on 7/1/04.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Wealth Strategy Portfolio Class A shares (from 7/1/04* to 12/31/09) as compared to the performance of the Portfolio’s balanced benchmark (60% S&P 500 Stock Index / 40% Barclays Capital US Aggregate Bond Index), as well as the individual components of the balanced benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

BALANCED WEALTH STRATEGY PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Balanced Wealth Strategy Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,189.73	$3.92	0.71%
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62	0.71%

Class B
Actual	$1,000	$1,188.77	$5.30	0.96%
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89	0.96%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BALANCED WEALTH STRATEGY PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
U.S. Treasury Bonds & Notes	$49,675,360	9.3%
Federal National Mortgage Association (Preferred Stocks and Bonds)	22,679,944	4.3
JPMorgan Chase & Co. (Common Stock and Bonds)	11,543,369	2.2
The Goldman Sachs Group, Inc. (Common Stock and Bonds)	9,399,838	1.8
Google Inc.–Class A	6,999,574	1.3
Apple, Inc.	6,865,602	1.3
Federal Home Loan Mortgage Corp. (Preferred Stock and Bonds)	5,687,780	1.1
Alcon, Inc.	4,895,329	0.9
AT&T, Inc. (Common Stock and Bonds)	4,359,809	0.8
Intel Corp.	4,241,160	0.8

	$126,347,765	23.8%

SECURITY TYPE BREAKDOWN

December 31, 2009 (unaudited)

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Common Stocks	$341,107,434	63.3%
Corporates—Investment Grades	57,391,353	10.6
Governments—Treasuries	51,920,767	9.6
Mortgage Pass-Thru’s	27,765,739	5.2
Commercial Mortgage-Backed Securities	15,192,546	2.8
Agencies	9,961,510	1.8
Corporates—Non-Investment Grades	6,192,525	1.1
Asset-Backed Securities	2,830,201	0.5
Governments—Sovereign Bonds	2,559,607	0.5
Governments—Sovereign Agencies	2,039,956	0.4
Inflation-Linked Securities	1,848,473	0.3
Quasi-Sovereigns	885,938	0.2
Short-Term Investments	17,526,000	3.3
Other**	2,053,951	0.4

Total Investments	$539,276,000	100.0%

*	Long-term investments.

**	“Other” represents less than 0.2% weightings in the following security types: Preferred Stocks, CMO’s, Warrants, Emerging Markets-Corporate Bonds, and Rights.

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–64.1%

FINANCIALS–20.5%
CAPITAL MARKETS–3.4%
Ameriprise Financial, Inc.	23,800	$923,916
The Blackstone Group LP	133,475	1,751,192
Credit Suisse Group AG	24,247	1,201,228
Credit Suisse Group AG (Sponsored ADR)	11,600	570,256
Deutsche Bank AG	8,500	601,035
Franklin Resources, Inc.	16,045	1,690,341
The Goldman Sachs Group, Inc.	47,789	8,068,695
Julius Baer Group Ltd.	17,515	615,975
Macquarie Group Ltd.	20,600	882,634
Man Group PLC	100,833	497,647
Morgan Stanley	41,000	1,213,600

		18,016,519

COMMERCIAL BANKS–3.1%
Australia & New Zealand Banking Group Ltd.	24,435	497,948
Banco do Brasil SA	25,500	435,009
Banco Santander Central Hispano SA	125,636	2,076,093
Barclays PLC	70,100	308,893
BB&T Corp.	31,600	801,692
BNP Paribas SA	10,560	837,599
Credit Agricole SA	36,962	648,678
Danske Bank A/S(a)	16,200	363,680
Hana Financial Group, Inc.(a)	5,300	149,801
HSBC Holdings PLC	79,053	901,864
Industrial & Commercial Bank of China Ltd.–Class H	566,000	466,137
KB Financial Group, Inc.(a)	10,345	526,770
National Australia Bank Ltd.	20,300	495,403
National Bank of Canada	5,100	293,755
Societe Generale–Class A	11,029	766,294
Standard Bank Group Ltd.	1,700	23,350
Standard Chartered PLC	58,159	1,468,278
Sumitomo Mitsui Financial Group, Inc.	11,900	341,475
Turkiye Garanti Bankasi AS	80,400	342,497
Turkiye Vakiflar Bankasi Tao–Class D(a)	61,400	176,140
U.S. Bancorp	62,400	1,404,624
UniCredito Italiano SpA(a)	173,300	579,473
United Overseas Bank Ltd.	27,000	375,833
Wells Fargo & Co.	89,000	2,402,110

		16,683,396

CONSUMER FINANCE–0.1%
ORIX Corp.	5,540	377,187

DIVERSIFIED FINANCIAL SERVICES–2.7%
Bank of America Corp.	228,800	3,445,728
Citigroup, Inc.	187,900	621,949
CME Group, Inc.–Class A	4,600	1,545,370

Company	Shares	U.S. $ Value

Hong Kong Exchanges and Clearing Ltd.	35,500	$631,630
JP Morgan Chase & Co.	196,117	8,172,195

		14,416,872

INSURANCE–1.5%
ACE Ltd.	9,500	478,800
Allianz SE	5,700	706,572
Allstate Corp.	17,300	519,692
Aviva PLC	30,754	195,631
Chubb Corp.	6,400	314,752
Everest Re Group Ltd.	1,900	162,792
Industrial Alliance Insurance and Financial Services, Inc.	700	21,552
MetLife, Inc.	24,300	859,005
Muenchener Rueckversicherungs AG (MunichRe)	2,700	420,551
Old Mutual PLC(a)	176,800	309,612
PartnerRe Ltd.	3,600	268,776
Principal Financial Group, Inc.	15,300	367,812
QBE Insurance Group Ltd.	23,624	539,108
Sun Life Financial, Inc.	5,200	150,404
The Travelers Co., Inc.	23,600	1,176,696
Unum Group	26,700	521,184
XL Capital Ltd.–Class A	42,000	769,860

		7,782,799

REAL ESTATE INVESTMENT TRUSTS (REITs)–6.5%
Alexandria Real Estate Equities, Inc.	4,525	290,912
Allied Properties Real Estate Investment Trust	16,000	295,874
Ascendas Real Estate Investment Trust	492,000	772,340
BioMed Realty Trust, Inc.	28,100	443,418
Brandywine Realty Trust	48,650	554,610
British Land Co. PLC	83,136	640,179
Camden Property Trust	6,300	266,931
Canadian Real Estate Investment Trust	4,900	127,062
Canadian Real Estate Investment Trust (Toronto)	16,170	419,305
CapitaMall Trust	222,940	284,554
CBL & Associates Properties, Inc.	42,250	408,558
Chartwell Seniors Housing Real Estate Investment Trust	43,700	293,743
Cominar Real Estate Investment Trust	19,929	368,720
Corio NV	4,200	286,145
Corporate Office Properties Trust	14,800	542,124
DiamondRock Hospitality Co.	31,700	268,499
Digital Realty Trust, Inc.	16,300	819,564
Duke Realty Corp.	44,500	541,565
DuPont Fabros Technology, Inc.	15,700	282,443
Education Realty Trust, Inc.	26,300	127,292

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Entertainment Properties Trust	11,450	$403,842
Equity Residential	11,500	388,470
Essex Property Trust, Inc.	5,100	426,615
Extra Space Storage, Inc.	23,400	270,270
Federal Realty Investment Trust	4,200	284,424
Fonciere Des Regions	3,100	316,985
General Property Group	1,285,100	690,565
Government Properties Income Trust	11,450	263,121
Great Portland Estates PLC	55,300	255,974
H&R Real Estate Investment Trust	20,500	302,840
HCP, Inc.	12,950	395,493
Health Care REIT, Inc.	11,500	509,680
Home Properties, Inc.	8,888	424,047
Host Hotels & Resorts, Inc.(a)	24,230	282,764
ING Office Fund	639,300	363,394
InnVest Real Estate Investment Trust	57,500	292,489
Japan Real Estate Investment Corp.–Class A	35	258,013
Kenedix Realty Investment Corp.–Class A	27	73,923
Klepierre	36,962	1,497,525
Land Securities Group PLC	44,852	493,668
LaSalle Hotel Properties	13,400	284,482
The Link REIT	50,000	127,071
Mack-Cali Realty Corp.	15,500	535,835
Macquarie CountryWide Trust	123,911	64,308
Mercialys SA	6,324	222,611
Mid-America Apartment Communities, Inc.	8,850	427,278
Morguard Real Estate Investment Trust	23,300	290,958
National Retail Properties, Inc.	10,597	224,868
Nationwide Health Properties, Inc.	15,300	538,254
Nomura Real Estate Office Fund, Inc.–Class A	68	369,826
Omega Healthcare Investors, Inc.	12,500	243,125
Orix JREIT, Inc.–Class A	55	274,599
Primaris Retail Real Estate Investment Trust	34,683	535,243
ProLogis	55,125	754,661
Public Storage	7,600	619,020
Rayonier, Inc.	9,500	400,520
RioCan Real Estate Investment Trust (New York)(b)	1,400	26,572
RioCan Real Estate Investment Trust (Toronto)	20,787	394,533
Simon Property Group, Inc.	31,315	2,498,937
Societe Immobiliere de Location pour l’Industrie et le Commerce	800	97,551
Starwood Property Trust, Inc.	15,000	283,350
Stockland	219,280	772,571

Company	Shares	U.S. $ Value

Sunstone Hotel Investors, Inc.(a)	60,413	$536,467
Tanger Factory Outlet Centers	6,600	257,334
UDR, Inc.	31,700	521,148
Unibail-Rodamco SE	14,978	3,290,367
Ventas, Inc.	16,200	708,588
Vornado Realty Trust	7,247	506,855
Weingarten Realty Investors	24,100	476,939
Wereldhave NV	3,800	362,959
Westfield Group	177,949	1,991,589

		34,866,359

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.2%
Agile Property Holdings Ltd.	374,000	543,853
BR Malls Participacoes SA(a)	22,150	273,535
Brookfield Properties Corp. (New York)	23,525	285,123
CB Richard Ellis Group, Inc.–Class A(a)	23,800	322,966
Citycon Oyj	10,642	44,553
GAGFAH SA	26,800	243,595
Henderson Land Development Co. Ltd.	87,000	652,354
Hongkong Land Holdings Ltd.	194,000	955,466
Jones Lang LaSalle, Inc.	4,700	283,880
Kerry Properties Ltd.	126,131	637,973
Lend Lease Corp. Ltd.	117,503	1,084,665
Mitsubishi Estate Co. Ltd.	34,000	542,839
Mitsui Fudosan Co. Ltd.	150,100	2,537,924
Multiplan Empreendimentos Imobiliarios SA	56,287	1,049,117
New World Development Co. Ltd.	667,051	1,359,051
NTT Urban Development Corp.	439	293,049
Savills PLC	68,100	350,657
Sino-Ocean Land Holdings Ltd.	395,500	363,646
Sumitomo Realty & Development	50,000	943,875
Sun Hung Kai Properties Ltd.	186,700	2,776,064
Swire Pacific Ltd.	22,500	272,969
Wing Tai Holdings Ltd.	439,000	567,280
Yanlord Land Group Ltd.	487,000	744,704

		17,129,138

		109,272,270

INFORMATION TECHNOLOGY–9.4%
COMMUNICATIONS EQUIPMENT–1.4%
Cisco Systems, Inc.(a)	71,950	1,722,483
JDS Uniphase Corp.(a)	33,000	272,250
Motorola, Inc.(a)	139,285	1,080,851
Nokia OYJ	48,100	621,933
QUALCOMM, Inc.	75,800	3,506,508

		7,204,025

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMPUTERS & PERIPHERALS–3.0%
Apple, Inc.(a)	32,560	$6,865,602
Compal Electronics, Inc.	56,843	78,517
Dell, Inc.(a)	64,700	929,092
EMC Corp.(a)	132,300	2,311,281
Hewlett-Packard Co.	71,900	3,703,569
Seagate Technology	32,800	596,632
Toshiba Corp.(a)	180,000	998,802
Western Digital Corp.(a)	11,500	507,725

		15,991,220

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.8%
AU Optronics Corp.	182,310	218,407
Corning, Inc.	53,300	1,029,223
Hitachi High-Technologies Corp.	4,000	79,361
HON HAI Precision Industry Co. Ltd.	75,000	350,749
HON HAI Precision Industry Co. Ltd. (GDR)(b)	24,400	231,643
Kyocera Corp.	2,000	176,141
LG Display Co. Ltd.(a)	9,900	334,723
Murata Manufacturing Co. Ltd.	5,800	289,462
Nippon Electric Glass Co. Ltd.	46,000	633,138
Tyco Electronics Ltd.	40,400	991,820

		4,334,667

INTERNET SOFTWARE & SERVICES–1.5%
AOL, Inc.(a)	5,084	118,356
Google, Inc.–Class A(a)	11,290	6,999,574
Telecity Group PLC(a)	49,400	304,497
Tencent Holdings Ltd.	16,400	355,116

		7,777,543

IT SERVICES–0.1%
Computer Sciences Corp.(a)	12,200	701,866

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.0%
ASML Holding NV	19,300	658,937
Broadcom Corp.–Class A(a)	27,100	852,295
Hynix Semiconductor, Inc.(a)	25,100	499,144
Intel Corp.	207,900	4,241,160
KLA-Tencor Corp.	31,700	1,146,272
Lam Research Corp.(a)	9,800	384,258
Micron Technology, Inc.(a)	111,900	1,181,664
Samsung Electronics (Preference Shares)	200	90,149
Samsung Electronics Co. Ltd.	1,040	713,159
Taiwan Semiconductor Manufacturing Co. Ltd.	119,684	241,220
Teradyne, Inc.(a)	48,500	520,405

		10,528,663

Company	Shares	U.S. $ Value

SOFTWARE–0.6%
Microsoft Corp.	76,800	$2,341,632
Symantec Corp.(a)	59,500	1,064,455

		3,406,087

		49,944,071

ENERGY–6.3%
ENERGY EQUIPMENT & SERVICES–1.5%
Cameron International Corp.(a)	34,450	1,440,010
Ensco International PLC (Sponsored ADR)	13,200	527,208
National Oilwell Varco, Inc.	6,300	277,767
Rowan Cos, Inc.(a)	12,000	271,680
Saipem SpA	26,900	928,331
Schlumberger Ltd.	59,430	3,868,299
Tenaris SA	36,448	785,488

		8,098,783

OIL, GAS & CONSUMABLE FUELS–4.8%
Apache Corp.	5,200	536,484
BG Group PLC	53,535	966,644
BP PLC	108,200	1,044,799
Chevron Corp.	24,000	1,847,760
China Coal Energy Co.–Class H	133,000	240,660
Cimarex Energy Co.	17,900	948,163
ConocoPhillips	58,400	2,982,488
Devon Energy Corp.	24,400	1,793,400
ENI SpA	20,300	516,956
Exxon Mobil Corp.	45,900	3,129,921
Forest Oil Corp.(a)	28,300	629,675
KazMunaiGas Exploration Production (GDR)	7,350	183,015
LUKOIL (OTC US) (Sponsored ADR)	10,650	610,245
Nexen, Inc.	9,132	220,212
Occidental Petroleum Corp.	41,200	3,351,620
OGX Petroleo e Gas Participacoes SA	30,600	300,551
PetroChina Co. Ltd.–Class H	176,000	209,237
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	42,600	1,283,623
StatoilHydro ASA	19,479	485,799
Suncor Energy, Inc. (New York)	34,500	1,218,195
Suncor Energy, Inc. (Toronto)	38,836	1,381,735
Tullow Oil PLC	20,934	439,205
Valero Energy Corp.	57,200	958,100

		25,278,487

		33,377,270

CONSUMER DISCRETIONARY–6.2%
AUTO COMPONENTS–0.4%
Johnson Controls, Inc.	57,900	1,577,196
TRW Automotive Holdings Corp.(a)	15,000	358,200

		1,935,396

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

AUTOMOBILES–0.7%
Bayerische Motoren Werke AG	5,400	$245,820
Ford Motor Co.(a)	116,700	1,167,000
Honda Motor Co. Ltd.	22,000	746,431
Nissan Motor Co. Ltd.(a)	70,900	623,063
Suzuki Motor Corp.	17,700	435,898
Volkswagen AG	6,100	575,395

		3,793,607

DISTRIBUTORS–0.0%
Li & Fung Ltd.	68,000	279,834

HOTELS, RESTAURANTS & LEISURE–0.6%
Carnival Corp.(a)	8,900	282,041
Carnival PLC(a)	20,524	699,216
Hyatt Hotels Corp.(a)	15,770	470,104
Mitchells & Butlers PLC(a)	94,400	376,377
Royal Caribbean Cruises Ltd.(a)	4,000	101,120
TABCORP Holdings Ltd.	31,300	194,196
Thomas Cook Group PLC	43,000	158,850
TUI Travel PLC	28,600	117,212
Whitebread PLC	18,900	428,872
Wyndham Worldwide Corp.	17,900	361,043

		3,189,031

HOUSEHOLD DURABLES–0.8%
DR Horton, Inc.	28,900	314,143
Fortune Brands, Inc.	3,000	129,600
MRV Engenharia e Participacoes SA	75,300	609,839
NVR, Inc.(a)	1,750	1,243,743
Pulte Homes, Inc.(a)	53,500	535,000
Sharp Corp.	26,000	328,335
Sony Corp.	9,600	279,089
Whirlpool Corp.	8,000	645,280

		4,085,029

LEISURE EQUIPMENT & PRODUCTS–0.0%
Namco Bandai Holdings, Inc.	6,300	60,184

MEDIA–1.9%
British Sky Broadcasting Group PLC	29,690	268,185
CBS Corp.–Class B	69,300	973,665
Comcast Corp.–Class A	62,700	1,057,122
Lagardere SCA	2,900	117,408
News Corp.–Class A	158,500	2,169,865
SES SA (FDR)	19,845	447,054
Time Warner Cable, Inc.–Class A	33,300	1,378,287
Time Warner, Inc.	55,933	1,629,888
Viacom, Inc.–Class B(a)	35,300	1,049,469
Vivendi SA	12,410	368,326
The Walt Disney Co.	11,377	366,908
WPP PLC	43,800	428,377

		10,254,554

MULTILINE RETAIL–1.1%
JC Penney Co., Inc.	18,700	497,607
Kohl’s Corp.(a)	42,640	2,299,575

Company	Shares	U.S. $ Value

Macy’s, Inc.	27,800	$465,928
Marks & Spencer Group PLC	33,300	215,150
Next PLC	10,605	354,590
Target Corp.	41,360	2,000,583

		5,833,433

SPECIALTY RETAIL–0.7%
Esprit Holdings Ltd.	16,100	106,818
Foot Locker, Inc.	13,700	152,618
Home Depot, Inc.	30,500	882,365
Limited Brands, Inc.	35,400	681,096
Lowe’s Cos, Inc.	48,400	1,132,076
Office Depot, Inc.(a)	83,900	541,155

		3,496,128

TEXTILES, APPAREL & LUXURY GOODS–0.0%
Jones Apparel Group, Inc.	12,600	202,356
Yue Yuen Industrial Holdings Ltd.	9,000	26,173

		228,529

		33,155,725

HEALTH CARE–6.1%
BIOTECHNOLOGY–1.0%
Celgene Corp.(a)	21,300	1,185,984
Gilead Sciences, Inc.(a)	78,450	3,395,316
Vertex Pharmaceuticals, Inc.(a)	15,300	655,605

		5,236,905

HEALTH CARE EQUIPMENT & SUPPLIES–1.3%
Alcon, Inc.	29,786	4,895,329
Baxter International, Inc.	19,700	1,155,996
Covidien PLC	18,400	881,176
Hospira, Inc.(a)	2,300	117,300

		7,049,801

HEALTH CARE PROVIDERS & SERVICES–0.4%
Aetna, Inc.	30,200	957,340
Celesio AG	3,800	96,217
Fresenius Medical Care AG & Co. KGaA	4,000	212,188
Medco Health Solutions, Inc.(a)	9,250	591,168
UnitedHealth Group, Inc.	13,000	396,240

		2,253,153

PHARMACEUTICALS–3.4%
AstraZeneca PLC	18,400	864,750
Bayer AG	17,622	1,410,175
GlaxoSmithKline PLC	42,663	904,708
Johnson & Johnson	7,700	495,957
Merck & Co., Inc.	88,708	3,241,390
Novartis AG	12,954	707,408
Novo Nordisk A/S–Class B	9,678	617,859
Pfizer, Inc.	185,900	3,381,521
Roche Holding AG	6,838	1,169,386
Sanofi-Aventis SA	24,092	1,894,663

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	57,573	$3,234,451

		17,922,268

		32,462,127

INDUSTRIALS–5.1%
AEROSPACE & DEFENSE–0.6%
BAE Systems PLC	106,580	616,852
Bombardier, Inc.–Class B	32,400	148,702
Goodrich Corp.	6,000	385,500
Northrop Grumman Corp.	19,100	1,066,735
Raytheon Co.	10,100	520,352
Rolls-Royce Group PLC	54,700	425,973

		3,164,114

AIR FREIGHT & LOGISTICS–0.3%
Deutsche Post AG	24,880	480,851
FedEx Corp.	7,300	609,185
United Parcel Service, Inc.– Class B	7,900	453,223

		1,543,259

AIRLINES–0.1%
British Airways PLC(a)	95,500	287,230
Qantas Airways Ltd.	65,664	175,198

		462,428

BUILDING PRODUCTS–0.1%
Cie de Saint-Gobain	5,700	309,204
Masco Corp.	21,800	301,058

		610,262

COMMERCIAL SERVICES & SUPPLIES–0.0%
Rentokil Initial PLC(a)	97,600	181,703

CONSTRUCTION & ENGINEERING–0.0%
Quanta Services, Inc.(a)	10,300	214,652

ELECTRICAL EQUIPMENT–0.8%
ABB Ltd.	23,200	447,048
Cooper Industries Ltd.–Class A	48,700	2,076,568
Furukawa Electric Co. Ltd.	5,000	20,882
Gamesa Corp. Tecnologica SA	17,110	288,258
Thomas & Betts Corp.(a)	14,900	533,271
Vestas Wind Systems A/S(a)	5,995	364,992
Vestas Wind Systems A/S (ADR)(a)	31,800	645,540

		4,376,559

INDUSTRIAL CONGLOMERATES–0.9%
Bidvest Group Ltd.	15,756	274,681
General Electric Co.	202,900	3,069,877
Siemens AG	9,050	830,527
Textron, Inc.	17,300	325,413

		4,500,498

Company	Shares	U.S. $ Value

MACHINERY–1.5%
Atlas Copco AB–Class A	20,354	$299,201
Caterpillar, Inc.	10,200	581,298
Danaher Corp.	28,400	2,135,680
Dover Corp.	5,800	241,338
Illinois Tool Works, Inc.	59,100	2,836,209
Ingersoll-Rand PLC	19,300	689,782
NGK Insulators Ltd.	17,000	371,780
SPX Corp.	4,300	235,210
Terex Corp.(a)	17,300	342,713
Vallourec	748	135,327
Volvo AB–Class B	18,100	155,244

		8,023,782

MARINE–0.0%
Mitsui OSK Lines Ltd.	11,000	58,109

PROFESSIONAL SERVICES–0.2%
Adecco SA	7,800	430,287
Randstad Holding NV(a)	11,200	557,282

		987,569

ROAD & RAIL–0.1%
East Japan Railway Co.	3,400	215,155
Hertz Global Holdings, Inc.(a)	32,100	382,632

		597,787

TRADING COMPANIES & DISTRIBUTORS–0.5%
Mitsubishi Corp.	47,500	1,183,157
Mitsui & Co. Ltd.	63,500	900,818
Travis Perkins PLC(a)	7,300	99,975
Wolseley PLC(a)	17,500	350,295

		2,534,245

TRANSPORTATION INFRASTRUCTURE–0.0%
Macquarie Infrastructure Group	69,600	82,896

		27,337,863

CONSUMER STAPLES–3.8%
BEVERAGES–0.8%
Anheuser-Busch InBev NV	21,984	1,138,049
Anheuser-Busch InBev NV (ADR)(a)	10,100	525,503
Carlsberg A/S–Class B	300	22,084
Coca-Cola Enterprises, Inc.	27,000	572,400
Constellation Brands, Inc.–Class A(a)	28,300	450,819
Pepsico, Inc.	27,350	1,662,880

		4,371,735

FOOD & STAPLES RETAILING–1.0%
Aeon Co. Ltd.	35,600	288,952
Casino Guichard Perrachon SA	3,100	276,195
Costco Wholesale Corp.	34,150	2,020,655
Koninklijke Ahold NV	26,060	345,261
Metro AG	5,000	305,364

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Supervalu, Inc.	47,500	$603,725
Tesco PLC	141,817	978,366
Wal-Mart Stores, Inc.	13,450	718,903

		5,537,421

FOOD PRODUCTS–1.2%
Archer-Daniels-Midland Co.	27,700	867,287
Associated British Foods PLC	9,300	123,294
Bunge Ltd.	12,300	785,109
ConAgra Foods, Inc.	10,400	239,720
Dean Foods Co.(a)	26,200	472,648
Kraft Foods, Inc.–Class A	25,800	701,244
Nestle SA	22,896	1,111,225
Sara Lee Corp.	12,700	154,686
Smithfield Foods, Inc.(a)	37,400	568,106
Tyson Foods, Inc.–Class A	44,500	546,015
Unilever NV	26,800	872,254

		6,441,588

HOUSEHOLD PRODUCTS–0.3%
Kimberly-Clark Corp.	4,300	273,953
Procter & Gamble Co.	18,300	1,109,529

		1,383,482

PERSONAL PRODUCTS–0.1%
L’Oreal SA	3,724	415,918

TOBACCO–0.4%
Altria Group, Inc.	36,700	720,421
British American Tobacco PLC	28,088	911,831
Reynolds American, Inc.	10,000	529,700

		2,161,952

		20,312,096

MATERIALS–3.3%
CHEMICALS–1.0%
Air Products & Chemicals, Inc.	26,370	2,137,552
BASF SE	5,500	340,399
E.I. Du Pont de Nemours & Co.	41,000	1,380,470
Huntsman Corp.	18,000	203,220
Israel Chemicals Ltd.	26,300	345,348
Koninklijke Dsm NV	2,700	132,660
Syngenta AG	2,092	590,797

		5,130,446

CONSTRUCTION MATERIALS–0.0%
CRH PLC (London)	10,400	284,268

CONTAINERS & PACKAGING–0.1%
Sonoco Products Co.	9,900	289,575

METALS & MINING–2.2%
AK Steel Holding Corp.	31,000	661,850
Anglo American PLC(a)	9,900	428,745
ArcelorMittal (Euronext Amsterdam)	19,460	889,444
ArcelorMittal (New York)	25,500	1,166,625
BHP Billiton Ltd.	6,400	244,907
BHP Billiton PLC	27,056	862,546

Company	Shares	U.S. $ Value

Freeport-McMoRan Copper & Gold, Inc.(a)	22,280	$1,788,861
Impala Platinum Holdings Ltd.	5,000	136,671
JFE Holdings, Inc.	10,000	395,288
MMC Norilsk Nickel (ADR)(a)	21,150	303,503
Rio Tinto PLC	28,398	1,533,402
Steel Dynamics, Inc.	33,500	593,620
Vale SA (Sponsored ADR)–Class B	54,100	1,570,523
Xstrata PLC(a)	64,280	1,146,504

		11,722,489

		17,426,778

TELECOMMUNICATION SERVICES–2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.8%
AT&T, Inc.	145,000	4,064,350
Bezeq Israeli Telecommunication Corp. Ltd.	113,500	286,166
BT Group PLC	96,870	210,967
Deutsche Telekom AG	30,300	444,496
France Telecom SA	19,100	477,276
Nippon Telegraph & Telephone Corp.	9,600	379,229
Telecom Corp. of New Zealand Ltd.	84,385	152,188
Telecom Italia SpA (ordinary shares)	217,300	338,976
Telecom Italia SpA (savings shares)	148,800	165,270
Telefonica SA	58,943	1,649,759
TELUS Corp.–Class A	4,100	128,388
Verizon Communications, Inc.	32,000	1,060,160

		9,357,225

WIRELESS TELECOMMUNICATION SERVICES–0.6%
Crown Castle International Corp.(a)	7,000	273,280
KDDI Corp.	49	259,539
Softbank Corp.	14,800	346,952
Sprint Nextel Corp.(a)	336,100	1,230,126
Vodafone Group PLC	467,953	1,083,645

		3,193,542

		12,550,767

UTILITIES–1.0%
ELECTRIC UTILITIES–0.7%
American Electric Power Co., Inc.	15,000	521,850
E.ON AG	16,426	689,466
Edison International	17,600	612,128
Electricite de France	7,900	469,523
Enel SpA	40,600	235,049
Entergy Corp.	900	73,656
Pepco Holdings, Inc.	32,400	545,940

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

Pinnacle West Capital Corp.	5,700	$208,506
The Tokyo Electric Power Co., Inc.	8,300	208,317

		3,564,435

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.0%
RRI Energy, Inc.(a)	37,200	212,784

MULTI-UTILITIES–0.3%
Ameren Corp.	4,100	114,595
Centrica PLC	77,585	351,425
CMS Energy Corp.	11,900	186,354
NiSource, Inc.	39,400	605,972
RWE AG	2,400	232,902

		1,491,248

		5,268,467

Total Common Stocks (cost $283,543,181)		341,107,434

	Principal Amount (000)
CORPORATES–INVESTMENT GRADES–10.8%

INDUSTRIAL–5.7%
BASIC–0.7%
Alcoa, Inc. 6.75%, 7/15/18	$145	147,910
ArcelorMittal 6.125%, 6/01/18	330	340,506
ArcelorMittal USA, Inc. 6.50%, 4/15/14	105	112,066
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	203	231,357
The Dow Chemical Co. 7.375%, 11/01/29	15	16,378
7.60%, 5/15/14	195	221,889
8.55%, 5/15/19	549	655,037
Eastman Chemical 5.50%, 11/15/19	95	94,703
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	176	194,416
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	160	174,400
8.375%, 4/01/17	185	202,575
Inco Ltd. 7.75%, 5/15/12	80	88,022
International Paper Co. 5.30%, 4/01/15	219	225,768
7.50%, 8/15/21	150	168,071
7.95%, 6/15/18	190	219,148
Packaging Corp. of America 5.75%, 8/01/13	30	32,151
PPG Industries, Inc. 5.75%, 3/15/13	250	266,922

Company	Principal Amount (000)	U.S. $ Value

Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	$345	$378,976

		3,770,295

CAPITAL GOODS–0.4%
Boeing Co. 6.00%, 3/15/19	295	320,123
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	40	41,636
John Deere Capital Corp. 5.25%, 10/01/12	300	323,981
Lafarge SA 6.15%, 7/15/11	172	179,238
Owens Corning, Inc. 6.50%, 12/01/16	178	182,285
Republic Services, Inc. 5.25%, 11/15/21(b)	165	162,232
5.50%, 9/15/19(b)	233	236,600
Tyco International Finance SA 6.00%, 11/15/13	200	219,077
8.50%, 1/15/19	140	169,085
United Technologies Corp. 4.875%, 5/01/15	181	194,285
Vulcan Materials Co. 5.60%, 11/30/12	90	95,720

		2,124,262

COMMUNICATIONS– MEDIA–0.7%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	175	191,002
CBS Corp. 8.875%, 5/15/19	330	394,787
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	180	231,506
Comcast Corp. 5.30%, 1/15/14	230	245,478
5.50%, 3/15/11	275	287,780
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(b)	155	157,997
6.375%, 6/15/15	40	41,550
News America Holdings, Inc. 9.25%, 2/01/13	144	168,011
News America, Inc. 6.55%, 3/15/33	250	256,058
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	140	170,348
RR Donnelley & Sons Co. 4.95%, 4/01/14	25	25,007
5.50%, 5/15/15	120	116,186
11.25%, 2/01/19	190	237,113
Time Warner Cable, Inc. 7.50%, 4/01/14	145	167,066
Time Warner Entertainment Co. 8.375%, 3/15/23	311	368,408
WPP Finance UK 5.875%, 6/15/14	150	154,906
8.00%, 9/15/14	350	398,041

		3,611,244

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS– TELECOMMUNICATIONS–1.0%
AT&T Corp. 7.30%, 11/15/11(c)	$125	$137,634
8.00%, 11/15/31(c)	15	18,308
BellSouth Corp. 5.20%, 9/15/14	94	100,673
British Telecommunications PLC 5.15%, 1/15/13	720	750,806
9.125%, 12/15/10(c)	240	257,117
Embarq Corp. 7.082%, 6/01/16	658	726,812
New Cingular Wireless Services, Inc. 7.875%, 3/01/11	275	295,459
Pacific Bell Telephone Co. 6.625%, 10/15/34	230	227,895
Qwest Corp. 7.50%, 10/01/14	295	306,431
7.875%, 9/01/11	265	277,588
Telecom Italia Capital SA 4.00%, 1/15/10	440	440,339
6.00%, 9/30/34	65	61,470
6.175%, 6/18/14	305	330,587
6.375%, 11/15/33	60	59,155
Telus Corp. 8.00%, 6/01/11	46	49,800
US Cellular Corp. 6.70%, 12/15/33	250	245,862
Verizon Communications, Inc. 4.90%, 9/15/15	168	178,315
5.25%, 4/15/13	225	242,543
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	154	164,078
Vodafone Group PLC 5.50%, 6/15/11	220	232,025
7.75%, 2/15/10	85	85,649
7.875%, 2/15/30	100	119,859

		5,308,405

CONSUMER CYCLICAL– AUTOMOTIVE–0.2%
Daimler Finance North America LLC 5.75%, 9/08/11	135	141,806
7.30%, 1/15/12	166	180,465
7.75%, 1/18/11	62	65,917
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	195	197,977
Volvo Treasury AB 5.95%, 4/01/15(b)	305	314,734

		900,899

CONSUMER CYCLICAL–ENTERTAINMENT–0.3%
Time Warner, Inc. 6.875%, 5/01/12	25	27,369
7.625%, 4/15/31	345	400,762

Company	Principal Amount (000)	U.S. $ Value

Turner Broadcasting System, Inc. 8.375%, 7/01/13	$225	$256,396
Viacom, Inc. 5.625%, 9/15/19	390	407,200
The Walt Disney Co. 5.50%, 3/15/19	240	257,140

		1,348,867

CONSUMER CYCLICAL–OTHER–0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13	216	221,640
MDC Holdings, Inc. 5.50%, 5/15/13	140	140,658
Toll Brothers Finance Corp. 6.875%, 11/15/12	11	11,521

		373,819

CONSUMER CYCLICAL–RETAILERS–0.0%
CVS Caremark Corp. 6.125%, 8/15/16	100	107,683
Wal-Mart Stores, Inc. 4.25%, 4/15/13	125	132,534

		240,217

CONSUMER NON-CYCLICAL–1.1%
Altria Group, Inc. 9.70%, 11/10/18	210	259,595
Avon Products, Inc. 6.50%, 3/01/19	305	340,861
Bottling Group LLC 6.95%, 3/15/14	265	304,911
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	69	68,410
5.875%, 5/15/13	180	187,366
8.50%, 6/15/19	153	174,406
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	260	270,395
Campbell Soup Co. 6.75%, 2/15/11	260	276,636
The Coca-Cola Co. 5.35%, 11/15/17	280	301,622
ConAgra Foods, Inc. 7.875%, 9/15/10	3	3,141
Delhaize Group SA 5.875%, 2/01/14	105	112,771
Diageo Capital PLC 7.375%, 1/15/14	265	306,556
Fisher Scientific International, Inc. 6.125%, 7/01/15	196	202,125
Fortune Brands, Inc. 3.00%, 6/01/12	280	277,511
4.875%, 12/01/13	201	205,308
Johnson & Johnson 5.55%, 8/15/17	270	297,812

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Kraft Foods, Inc. 5.25%, 10/01/13	$179	$189,156
6.25%, 6/01/12	335	361,040
The Kroger Co. 6.80%, 12/15/18	79	87,765
Pepsico, Inc. 4.65%, 2/15/13	285	304,427
Pfizer, Inc. 5.35%, 3/15/15	295	322,407
The Procter & Gamble Co. 4.70%, 2/15/19	294	300,963
Reynolds American, Inc. 7.25%, 6/01/13	150	163,654
7.625%, 6/01/16	250	272,544
Safeway, Inc. 4.95%, 8/16/10	90	92,370
6.50%, 3/01/11	15	15,854
Whirlpool Corp. 8.60%, 5/01/14	45	50,952
Wyeth 5.50%, 2/01/14	210	228,790

		5,979,348

ENERGY–0.6%
Amerada Hess Corp. 7.875%, 10/01/29	80	95,948
Anadarko Petroleum Corp. 5.95%, 9/15/16	417	451,068
6.45%, 9/15/36	109	113,836
Apache Corp. 5.25%, 4/15/13	165	176,827
Baker Hughes, Inc. 6.50%, 11/15/13	150	169,316
Canadian Natural Resources Ltd. 5.15%, 2/01/13	100	106,430
Conoco, Inc. 6.95%, 4/15/29	66	74,814
Hess Corp. 8.125%, 2/15/19	47	56,680
Nabors Industries, Inc. 9.25%, 1/15/19	315	385,786
Noble Energy, Inc. 8.25%, 3/01/19	303	362,503
The Premcor Refining Group, Inc. 7.50%, 6/15/15	161	159,817
Valero Energy Corp. 4.75%, 6/15/13	80	81,878
6.875%, 4/15/12	290	316,646
Weatherford International Ltd. 5.15%, 3/15/13	125	130,904
9.625%, 3/01/19	285	355,310

		3,037,763

OTHER INDUSTRIAL–0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)	445	456,681

SERVICES–0.0%
The Western Union Co. 5.93%, 10/01/16	90	97,085

Company	Principal Amount (000)	U.S. $ Value

TECHNOLOGY–0.4%
Cisco Systems, Inc. 5.25%, 2/22/11	$280	$293,812
Computer Sciences Corp. 5.50%, 3/15/13	180	190,831
Dell, Inc. 5.625%, 4/15/14	185	201,547
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(c)	375	414,532
Motorola, Inc. 6.50%, 9/01/25	175	152,042
7.50%, 5/15/25	35	33,490
7.625%, 11/15/10	49	50,765
Oracle Corp. 4.95%, 4/15/13	147	157,740
5.25%, 1/15/16	390	421,146
Xerox Corp. 7.625%, 6/15/13	55	56,098
8.25%, 5/15/14	280	321,194

		2,293,197

TRANSPORTATION– AIRLINES–0.1%
Southwest Airlines Co. 5.25%, 10/01/14	307	310,951
5.75%, 12/15/16	155	153,189

		464,140

TRANSPORTATION– RAILROADS–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	58	62,675
CSX Corp. 5.50%, 8/01/13	35	37,595

		100,270

		30,106,492

FINANCIAL INSTITUTIONS–3.8%
BANKING–2.3%
American Express Co. 7.25%, 5/20/14	310	349,795
8.125%, 5/20/19	325	385,145
ANZ National International Ltd. 6.20%, 7/19/13(b)	335	368,661
Bank of America Corp. 4.50%, 8/01/10	260	265,439
4.875%, 1/15/13	285	296,388
7.375%, 5/15/14	340	385,803
Barclays Bank PLC 5.45%, 9/12/12	620	670,490
8.55%, 6/15/11(b)(d)	50	46,000
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17(d)	130	104,650
The Bear Stearns Co., Inc. 5.55%, 1/22/17	290	290,085
5.70%, 11/15/14	190	209,063

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 4.625%, 8/03/10	$175	$178,559
5.50%, 4/11/13	230	238,456
6.50%, 8/19/13	260	276,950
8.50%, 5/22/19	475	548,508
Compass Bank 5.50%, 4/01/20	215	198,329
Countrywide Financial Corp. 5.80%, 6/07/12	96	101,905
6.25%, 5/15/16	92	93,579
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	59	60,256
Credit Agricole SA 8.375%, 10/13/19(b)	236	250,160
Credit Suisse USA, Inc. 5.50%, 8/15/13	120	130,363
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	200	209,247
5.125%, 1/15/15	140	147,105
6.00%, 5/01/14	305	333,599
7.50%, 2/15/19	550	641,192
JP Morgan Chase & Co. 6.75%, 2/01/11	160	168,776
JPMorgan Chase Capital XXV Series Y 6.80%, 10/01/37	51	50,672
Marshall & Ilsley Bank 4.85%, 6/16/15	250	196,088
5.00%, 1/17/17	205	159,460
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	245	247,204
Morgan Stanley 5.05%, 1/21/11	100	103,719
5.30%, 3/01/13	135	142,289
5.625%, 1/09/12	210	221,618
6.60%, 4/01/12	145	157,759
6.625%, 4/01/18	345	373,003
National Capital Trust II 5.486%, 3/23/15(b)(d)	91	72,670
National City Bank of Cleveland Ohio 6.25%, 3/15/11	250	261,067
North Fork Bancorporation, Inc. 5.875%, 8/15/12	100	103,764
Rabobank Nederland 11.00%, 6/30/19(b)(d)	95	115,829
Regions Financial Corp. 6.375%, 5/15/12	275	261,909
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	205	181,172
SouthTrust Corp. 5.80%, 6/15/14	225	235,712
Sovereign Bancorp, Inc. 4.80%, 9/01/10	155	158,259
UBS Preferred Funding Trust I 8.622%, 10/01/10(d)	40	37,219

Company	Principal Amount (000)	U.S. $ Value

UBS Preferred Funding Trust II 7.247%, 6/26/11(d)	$250	$220,785
Unicredito Italiano Capital Trust II 9.20%, 10/05/10(b)(d)	330	306,900
Union Bank of California 5.95%, 5/11/16	250	248,312
Union Planters Corp. 7.75%, 3/01/11	183	181,947
Wachovia Corp. 5.50%, 5/01/13	320	339,947
Wells Fargo & Co. 4.20%, 1/15/10	85	85,074
5.625%, 12/11/17	565	587,688

		11,998,569

BROKERAGE–0.0%
Lazard Group 6.85%, 6/15/17	160	161,022

FINANCE–0.3%
General Electric Capital Corp. 4.80%, 5/01/13	315	329,260
5.625%, 5/01/18	480	491,876
Series A 4.375%, 11/21/11	25	26,037
HSBC Finance Corp. 7.00%, 5/15/12	125	135,920
International Lease Finance Corp. 5.65%, 6/01/14	28	21,161
SLM Corp. Series A 5.375%, 1/15/13–5/15/14	650	607,505

		1,611,759

INSURANCE–1.0%
Aetna, Inc. 6.00%, 6/15/16	140	146,983
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	160	170,855
The Allstate Corp. 6.125%, 5/15/37(d)	235	204,450
Allstate Life Global Funding Trusts 5.375%, 4/30/13	155	165,459
Assurant, Inc. 5.625%, 2/15/14	135	138,418
Berkshire Hathaway Finance Corp. 4.20%, 12/15/10	115	119,057
Coventry Health Care, Inc. 5.95%, 3/15/17	90	81,610
6.125%, 1/15/15	40	38,209
6.30%, 8/15/14	275	268,978
Genworth Financial, Inc. 6.515%, 5/22/18	315	288,254
Guardian Life Insurance 7.375%, 9/30/39(b)	210	214,781

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Humana, Inc. 6.30%, 8/01/18	$55	$53,267
6.45%, 6/01/16	40	40,432
7.20%, 6/15/18	285	291,480
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	165	162,636
Lincoln National Corp. 8.75%, 7/01/19	98	111,975
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	185	226,893
MetLife, Inc. 7.717%, 2/15/19	112	131,615
10.75%, 8/01/39	140	172,400
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)	335	353,647
Principal Financial Group, Inc. 7.875%, 5/15/14	260	286,961
Prudential Financial, Inc. 5.15%, 1/15/13	205	215,656
6.20%, 1/15/15	45	48,414
8.875%, 6/15/68	170	180,200
Series D 7.375%, 6/15/19	35	39,241
UnitedHealth Group, Inc. 5.25%, 3/15/11	280	290,138
6.00%, 2/15/18	270	278,896
WellPoint, Inc. 5.25%, 1/15/16	50	50,471
5.875%, 6/15/17	40	41,210
7.00%, 2/15/19	80	89,474
XL Capital Ltd. 5.25%, 9/15/14	135	132,208
Series E 6.50%, 4/15/17(d)	245	184,975

		5,219,243

REITS–0.2%
ERP Operating LP 5.25%, 9/15/14	105	106,790
HCP, Inc. 5.95%, 9/15/11	340	350,784
Healthcare Realty Trust, Inc. 5.125%, 4/01/14	131	126,400
8.125%, 5/01/11	225	236,369
Nationwide Health Properties, Inc. 6.50%, 7/15/11	180	187,156
Simon Property Group LP 5.00%, 3/01/12	90	93,025
5.625%, 8/15/14	179	184,360

		1,284,884

		20,275,477

UTILITY–0.9%
ELECTRIC–0.6%
Allegheny Energy Supply 5.75%, 10/15/19(b)	420	407,958

Company	Principal Amount (000)	U.S. $ Value

Ameren Corp. 8.875%, 5/15/14	$240	$269,574
Carolina Power & Light Co. 6.50%, 7/15/12	275	301,504
FirstEnergy Corp. Series B 6.45%, 11/15/11	13	13,939
Series C 7.375%, 11/15/31	275	298,073
FPL Group Capital, Inc. 6.35%, 10/01/66(d)	55	50,875
6.65%, 6/15/67(d)	170	158,950
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	170	185,146
Nisource Finance Corp. 6.80%, 1/15/19	330	352,918
7.875%, 11/15/10	40	41,934
Pacific Gas & Electric Co. 4.80%, 3/01/14	200	212,400
6.05%, 3/01/34	38	39,673
Progress Energy, Inc. 7.10%, 3/01/11	19	20,110
Public Service Company of Colorado Series 10 7.875%, 10/01/12	130	149,161
The Southern Co. Series A 5.30%, 1/15/12	114	122,142
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	488	509,295
Union Electric Co. 6.70%, 2/01/19	45	49,682

		3,183,334

NATURAL GAS–0.3%
Duke Energy Field Services Corp. 7.875%, 8/16/10	15	15,594
Energy Transfer Partners LP 6.70%, 7/01/18	127	135,979
7.50%, 7/01/38	410	449,229
Enterprise Products Operating LLC Series G 5.60%, 10/15/14	125	133,104
Texas Eastern Transmission Corp. 7.30%, 12/01/10	160	168,242
TransCanada Pipelines Ltd. 6.35%, 5/15/67(d)	120	112,592
Williams Co., Inc. 7.125%, 9/01/11	215	229,772
7.875%, 9/01/21	214	245,462

		1,489,974

OTHER UTILITY–0.0%
Veolia Environnement 6.00%, 6/01/18	210	221,746

		4,895,054

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

NON CORPORATE SECTORS–0.4%
AGENCIES–NOT GOVERNMENT GUARANTEED–0.4%
Gaz Capital SA 6.212%, 11/22/16(b)		$920	$880,900
Petrobras International Finance 5.75%, 1/20/20		680	691,755
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(b)		470	541,675

			2,114,330

Total Corporates–Investment Grades (cost $54,564,904)			57,391,353

GOVERNMENTS– TREASURIES–9.8%

TREASURIES–9.8%
CANADA–0.8%
Canadian Government Bond 3.75%, 6/01/19	CAD	4,235	4,093,881

UNITED STATES–9.0%
U.S. Treasury Bonds 3.75%, 11/15/18		$6,836	6,835,067
4.50%, 2/15/36		6,035	5,944,475
U.S. Treasury Notes 0.875%, 5/31/11		5,590	5,596,769
1.75%, 11/15/11–1/31/14		22,405	22,372,938
2.375%, 8/31/14		7,130	7,077,637

			47,826,886

Total Governments–Treasuries (cost $51,967,943)			51,920,767

MORTGAGE PASS- THRU’S–5.2%
AGENCY FIXED RATE 30-YEAR–4.8%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–10/01/35		1,645	1,647,407
5.50%, 1/01/35		1,696	1,784,452
Series 2007 5.50%, 7/01/35		179	188,551
Series 2008 6.50%, 5/01/35		66	71,285
Federal National Mortgage Association 6.00%, TBA		3,695	3,913,234
Series 2003 5.00%, 11/01/33		532	548,222
Series 2004 5.50%, 2/01/34–11/01/34		743	781,078
6.00%, 9/01/34–11/01/34		638	680,905
Series 2005 4.50%, 8/01/35		583	585,125

Company	Principal Amount (000)	U.S. $ Value

Series 2006 5.00%, 2/01/36	$2,000	$2,056,799
6.00%, 3/01/36	283	301,298
Series 2007 4.50%, 9/01/35–1/01/36	1,698	1,707,060
5.00%, 11/01/35–7/01/36	566	582,468
5.50%, 1/01/37–8/01/37	2,831	2,975,299
Series 2008 5.50%, 8/01/37	1,327	1,394,199
6.00%, 3/01/37	2,695	2,867,269
Government National Mortgage Association 5.50%, TBA	1,450	1,518,875
6.00%, TBA	775	818,836
6.50%, TBA	850	905,781

		25,328,143

AGENCY ARMS–0.4%
Federal Home Loan Mortgage Corp. Series 2008 5.619%, 11/01/37(d)	299	315,533
Federal National Mortgage Association Series 2006 5.45%, 2/01/36(d)	321	337,951
5.809%, 11/01/36(e)	85	89,083
6.177%, 3/01/36(d)	219	230,276
Series 2007 4.734%, 3/01/34(d)	490	510,356
4.985%, 8/01/37(e)	914	954,397

		2,437,596

Total Mortgage Pass-Thru’s (cost $27,038,993)		27,765,739

COMMERCIAL MORTGAGE- BACKED SECURITIES–2.8%
NON-AGENCY FIXED RATE CMBS–2.8%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.179%, 9/10/47	315	309,356
Series 2006-5, Class A4 5.414%, 9/10/47	355	333,432
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW12, Class A4 5.719%, 9/11/38	250	253,859
Series 2007-PW18, Class A4 5.70%, 6/11/50	280	244,343
Citigroup Commercial Mortgage Trust Series 2004-C1, Class A4 5.37%, 4/15/40	110	110,076
Series 2008-C7, Class A4 6.299%, 12/10/49	440	395,095

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	$130	$110,951
Series 2007-C9, Class A4 5.816%, 12/10/49	650	589,467
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	620	532,805
Series 2006-C4, Class A3 5.467%, 9/15/39	235	201,283
Series 2006-C5, Class A3 5.311%, 12/15/39	345	287,804
CS First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37	70	69,119
Series 2005-C1, Class A4 5.014%, 2/15/38	260	255,168
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42	85	82,055
Series 2005-GG5, Class AJ 5.30%, 4/10/37	215	137,313
Series 2007-GG9, Class A2 5.381%, 3/10/39	345	349,502
Series 2007-GG9, Class A4 5.444%, 3/10/39	410	362,253
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	80	78,614
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-CB11, Class A4 5.335%, 8/12/37	170	167,759
Series 2006-CB14, Class A4 5.481%, 12/12/44	315	303,412
Series 2006-CB15, Class A4 5.814%, 6/12/43	595	572,593
Series 2006-CB16, Class A4 5.552%, 5/12/45	335	318,423
Series 2006-CB17, Class A4 5.429%, 12/12/43	350	330,626
Series 2007-CB18, Class A4 6.50%, 6/12/47	445	387,669
Series 2007-LD11, Class A4 5.818%, 6/15/49	770	670,555
Series 2007-LDPX, Class A3 5.42%, 1/15/49	475	400,689
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.224%, 6/15/29	40	39,854
Series 2006-C1, Class A4 5.156%, 2/15/31	1,095	1,060,039

Company	Principal Amount (000)	U.S. $ Value

Series 2006-C3, Class A4 5.661%, 3/15/39	$285	$264,016
Series 2006-C4, Class A4 5.882%, 6/15/38	275	260,325
Series 2006-C6, Class A4 5.372%, 9/15/39	660	629,147
Series 2006-C7, Class A3 5.347%, 11/15/38	195	178,758
Series 2007-C1, Class A4 5.424%, 2/15/40	210	173,907
Series 2008-C1, Class A2 6.149%, 4/15/41	650	601,657
Merrill Lynch Mortgage Trust Series 2005-CKI1, Class A6 5.233%, 11/12/37	40	39,596
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.909%, 6/12/46	110	107,989
Series 2006-3, Class A4 5.414%, 7/12/46	480	437,512
Series 2006-4, Class AM 5.204%, 12/12/49	265	191,048
Series 2007-9, Class A4 5.70%, 9/12/49	440	373,384
Morgan Stanley Capital I Series 2004-HQ4, Class A5 4.59%, 4/14/40	190	189,059
Series 2005-HQ5, Class A4 5.168%, 1/14/15	495	487,905
Series 2006-IQ12, Class A4 5.332%, 12/15/43	780	723,803
Series 2007-IQ15, Class A4 5.88%, 6/11/49	90	80,230
Series 2007-T27, Class A4 5.649%, 6/11/42	210	202,750
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	630	570,618
Series 2007-C31, Class A4 5.509%, 4/15/47	190	152,467
Series 2007-C32, Class A3 5.74%, 6/15/49	625	510,307

		15,128,592

NON-AGENCY FLOATING RATE CMBS–0.0%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.675%, 3/06/20(b)(e)	75	63,954

Total Commercial Mortgage-Backed Securities (cost $16,136,274)		15,192,546

AGENCIES–1.9%
AGENCY DEBENTURES–1.9%
Citigroup Funding, Inc.–FDIC Insured 0.198%, 5/05/11(e)	2,175	2,173,662

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Federal Home Loan Bank 5.00%, 11/17/17	$3,655	$3,953,683
Federal Home Loan Mortgage Corp. 5.125%, 11/17/17	1,539	1,675,565
Federal National Mortgage Association 6.25%, 5/15/29	740	846,226
6.625%, 11/15/30	1,092	1,312,374

Total Agencies (cost $9,938,644)		9,961,510

CORPORATES–NON-INVESTMENT GRADES–1.2%

INDUSTRIAL–0.7%
BASIC–0.2%
Ineos Group Holdings PLC 8.50%, 2/15/16(b)	75	50,437
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(b)	100	101,380
Stora Enso Oyj 7.375%, 5/15/11	175	178,998
United States Steel Corp. 5.65%, 6/01/13	426	423,873
6.05%, 6/01/17	10	9,547
Westvaco Corp. 8.20%, 1/15/30	15	15,432
Weyerhaeuser Co. 7.375%, 3/15/32	110	104,288

		883,955

CAPITAL GOODS–0.2%
Case New Holland, Inc. 7.125%, 3/01/14	85	86,275
Hanson Australia Funding Ltd. 5.25%, 3/15/13	120	118,200
Masco Corp. 6.125%, 10/03/16	530	505,059
Mohawk Industries, Inc. 6.875%, 1/15/16(c)	245	243,775
Textron Financial Corp. 4.60%, 5/03/10	27	26,993
5.40%, 4/28/13	53	52,975

		1,033,277

COMMUNICATIONS–MEDIA–0.1%
Cablevision Systems Corp. Series B 8.00%, 4/15/12(c)	45	47,587
Clear Channel Communications, Inc. 5.50%, 9/15/14	185	121,175
CSC Holdings, Inc. 8.50%, 4/15/14(b)	110	117,150
Univision Communications, Inc. 12.00%, 7/01/14(b)	36	39,645

		325,557

Company	Principal Amount (000)		U.S. $ Value

COMMUNICATIONS– TELECOMMUNICATIONS–0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14(c)		$25	$25,094
Series B 7.50%, 2/15/14		15	15,056
Windstream Corp. 7.875%, 11/01/17(b)		120	118,500

			158,650

CONSUMER CYCLICAL– AUTOMOTIVE–0.0%
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15		160	166,400

CONSUMER CYCLICAL– OTHER–0.1%
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		250	257,812
7.875%, 5/01/12		212	228,695
Wyndham Worldwide Corp. 6.00%, 12/01/16		70	65,212

			551,719

CONSUMER CYCLICAL–RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17		25	24,969

CONSUMER NON- CYCLICAL–0.1%
Bausch & Lomb, Inc. 9.875%, 11/01/15		130	137,150
HCA, Inc. 7.875%, 2/15/20(b)		115	119,744
8.50%, 4/15/19(b)		35	37,712

			294,606

ENERGY–0.0%
Tesoro Corp. 6.50%, 6/01/17		185	172,050

TECHNOLOGY–0.0%
Flextronics International Ltd. 6.50%, 5/15/13		140	140,350

TRANSPORTATION– AIRLINES–0.0%
UAL Pass Through Trust Series 071A 6.636%, 7/02/22		77	65,766

			3,817,299

FINANCIAL INSTITUTIONS–0.3%
BANKING–0.2%
ABN Amro Bank NV 4.31%, 3/10/16(d)	EUR	90	62,897
BankAmerica Capital II Series 2 8.00%, 12/15/26		$94	92,120

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)		U.S. $ Value

Commerzbank Capital Funding Trust I 5.012%, 4/12/16(d)	EUR	200	$133,320
Dexia Credit Local 4.30%, 11/18/15(d)		300	193,529
Lbg Capital No.1 PLC 8.00%, 12/29/49(b)		$615	473,550
Northern Rock PLC 5.75%, 4/30/14(b)(d)	GBP	445	56,181
RBS Capital Trust III 5.512%, 9/30/14(d)		$125	62,500
Zions Bancorporation 5.50%, 11/16/15		20	14,140

			1,088,237

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(f)		80	15,600
6.20%, 9/26/14(f)		33	6,435
7.875%, 11/01/09–8/15/10(f)		370	72,150
Series G 4.80%, 3/13/14(f)		42	8,190

			102,375

FINANCE–0.0%
American General Finance Corp. 5.85%, 6/01/13		100	79,020
Series I 4.875%, 7/15/12		45	36,885

			115,905

INSURANCE–0.1%
ING Capital Funding Trust III 8.439%, 12/31/10(d)		200	172,000
ING Groep NV 5.775%, 12/08/15(d)		65	48,015
Liberty Mutual Group, Inc. 7.80%, 3/15/37(b)		65	53,625

			273,640

REITS–0.0%
AMR Real Estate PTR/FIN 7.125%, 2/15/13		45	45,900

			1,626,057

UTILITY–0.2%
ELECTRIC–0.2%
The AES Corp. 7.75%, 3/01/14–10/15/15		160	162,400
Dynegy Holdings, Inc. 8.375%, 5/01/16		115	109,250
Edison Mission Energy 7.00%, 5/15/17		95	75,050
NRG Energy, Inc. 7.25%, 2/01/14		270	273,375
7.375%, 2/01/16		35	35,044

Company	Principal Amount (000)	U.S. $ Value

RRI Energy, Inc. 7.625%, 6/15/14	$95	$94,050

		749,169

Total Corporates–Non-Investment Grades (cost $6,555,578)		6,192,525

ASSET-BACKED SECURITIES–0.5%
CREDIT CARDS–FLOATING RATE–0.2%
Chase Issuance Trust Series 2007-A1, Class A1 0.253%, 3/15/13(e)	640	637,422
MBNA Credit Card Master Note Trust Series 2005-A9, Class A9 0.273%, 4/15/13(e)	660	655,797

		1,293,219

HOME EQUITY LOANS–FLOATING RATE–0.2%
Bear Stearns Asset Backed Securities, Inc. Series 2007-HE3, Class M1 0.681%, 4/25/37(e)	100	1,924
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)	195	169,893
HFC Home Equity Loan Asset Backed Certificates Series 2007-1, Class M1 0.613%, 3/20/36(e)	365	167,461
Home Equity Asset Trust Series 2007-3, Class M1 0.581%, 8/25/37(e)	275	9,975
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.341%, 11/25/36(e)	252	179,323
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.361%, 4/25/37(e)	198	119,538
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.591%, 3/25/37(e)	125	1,234
RAAC Series Series 2006-SP3, Class A1 0.311%, 8/25/36(e)	16	15,774
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.831%, 5/25/33(e)	2	939
Soundview Home Equity Loan Trust Series 2007-OPT2, Class 2A2 0.361%, 7/25/37(e)	300	141,060

		807,121

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

CREDIT CARDS–FIXED RATE–0.1%
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	$560	$554,369

HOME EQUITY LOANS–FIXED RATE–0.0%
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	511	172,018
Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	4	3,474

		175,492

Total Asset-Backed Securities (cost $4,122,127)		2,830,201

GOVERNMENTS–SOVEREIGN BONDS–0.5%
BRAZIL–0.0%
Republic of Brazil 8.25%, 1/20/34	190	241,775

CROATIA–0.1%
Republic of Croatia 6.75%, 11/05/19(b)	450	484,684

LITHUANIA–0.1%
Republic of Lithuania 6.75%, 1/15/15(b)	435	442,880

PERU–0.1%
Republic of Peru 8.375%, 5/03/16	180	217,350
9.875%, 2/06/15	410	518,650

		736,000

POLAND–0.1%
Poland Government International Bond 6.375%, 7/15/19	300	325,350

RUSSIA–0.1%
Russian Federation 7.50%, 3/31/30(b)(c)	291	328,918

Total Governments–Sovereign Bonds (cost $2,329,698)		2,559,607

GOVERNMENTS–SOVEREIGN AGENCIES–0.4%

GOVERNMENTS–SOVEREIGN AGENCIES–0.4%
UNITED KINGDOM–0.4%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(b)	1,338	1,335,006
2.625%, 5/11/12(b)	695	704,950

Total Governments–Sovereign Agencies (cost $2,031,986)		2,039,956

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES–0.3%
UNITED STATES–0.3%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $1,800,923)	$1,719	$1,848,473

QUASI-SOVEREIGNS–0.2%
RUSSIA–0.2%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(b) (cost $813,234)	810	885,938

	Shares
PREFERRED STOCKS–0.2%

UTILITY–0.1%
OTHER UTILITY–0.1%
Dte Energy Trust I 7.80%	20,000	519,800

INDUSTRIAL–0.1%
COMMUNICATIONS– TELECOMMUNICATIONS–0.1%
Centaur Funding Corp. 9.08%(b)	200	203,250

FINANCIAL INSTITUTIONS–0.0%
BANKING–0.0%
Royal Bank of Scotland Group PLC 5.75%	10,000	129,300

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(d)	4,750	4,987
Federal National Mortgage Association 8.25%(d)	5,750	6,325

		11,312

Total Preferred Stocks (cost $1,245,116)		863,662

	Principal Amount (000)
CMOS–0.1%
NON-AGENCY ARMS–0.1%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.203%, 2/25/36(d)	$167	96,995
Series 2006-3, Class 22A1 5.873%, 5/25/36(d)	223	137,494
Series 2007-1, Class 21A1 5.56%, 1/25/47(d)	56	30,367

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.128%, 5/25/35(d)	$93	$78,853
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(e)	110	70,981
Deutsche Mortgage Securities, Inc. Series 2005-WF1, Class 1A1 5.158%, 6/26/35(b)(d)	4	3,864
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.856%, 5/25/36(d)	70	39,461

		458,015

NON-AGENCY FLOATING RATE–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.544%, 12/25/35(e)	47	26,031
Series 2006-OA14, Class 3A1 1.394%, 11/25/46(e)	175	75,103
Series 2007-OA3, Class M1 0.541%, 4/25/47(e)	185	1,658
Lehman XS Trust Series 2007-4N, Class M1 0.681%, 3/25/47(e)	265	1,193

		103,985

NON-AGENCY FIXED RATE–0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	68	61,013

Total CMOs (cost $1,469,027)		623,013

	Shares
WARRANTS–0.1%

FINANCIALS–0.1%
REAL ESTATE INVESTMENT TRUSTS (REITS)–0.0%
Fonciere Des Regions, expiring 12/31/10(a)	3,100	2,618

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.1%
Merrill Lynch CW12 Aldar PR, expiring 10/22/12(a)	86,100	114,754

Company	Shares	U.S. $ Value

Merrill Lynch Inte, expiring 1/12/10(a)	233,600	$311,342

		426,096

Total Warrants (cost $524,924)		428,714

	Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.0%

INDUSTRIAL–0.0%
ENERGY–0.0%
Ecopetrol SA 7.625%, 7/23/19 (cost $124,566)	$125	138,562

	Shares
RIGHTS–0.0%

FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a) (cost $0)	5,366	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.3%
TIME DEPOSIT–3.3%
State Street Time Deposit 0.01%, 1/04/10 (cost $17,526,000)	$17,526	17,526,000

TOTAL INVESTMENTS–101.4% (cost $481,733,118)		539,276,000
Other assets less liabilities–(1.4)%		(7,486,665.00)

NET ASSETS–100.0%		$531,789,335

BALANCED WEALTH STRATEGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	3	March 2010	$120,940	$127,815	$6,875
TOPIX INDEX	3	March 2010	287,960	291,351	3,391

					$10,266

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/17/10	4,661	$4,198,163	$4,168,470	$(29,693)
Australian Dollar settling 2/17/10	4,426	3,986,498	3,958,302	(28,196)
Australian Dollar settling 2/17/10	322	283,341	287,974	4,633
Australian Dollar settling 3/15/10	1,728	1,554,370	1,541,138	(13,232)
British Pound settling 2/17/10	1,465	2,433,863	2,365,664	(68,199)
British Pound settling 2/17/10	129	214,864	208,308	(6,556)
British Pound settling 2/17/10	189	309,951	305,195	(4,756)
British Pound settling 2/17/10	937	1,508,289	1,513,057	4,768
British Pound settling 3/15/10	793	1,291,734	1,280,305	(11,429)
Euro settling 1/25/10	113	169,847	162,629	(7,218)
Euro settling 2/17/10	1,719	2,555,775	2,464,137	(91,638)
Japanese Yen settling 2/17/10	34,685	382,334	372,497	(9,837)
Japanese Yen settling 3/15/10	23,673	268,423	254,269	(14,154)
New Zealand Dollar settling 2/17/10	2,369	1,698,692	1,714,991	16,299
New Zealand Dollar settling 2/17/10	2,657	1,905,202	1,923,483	18,281
New Zealand Dollar settling 2/17/10	681	482,529	492,996	10,467
New Zealand Dollar settling 3/15/10	2,252	1,586,804	1,627,144	40,340
Norwegian Krone settling 2/17/10	10,594	1,859,249	1,826,272	(32,977)
Norwegian Krone settling 2/17/10	10,883	1,909,968	1,876,092	(33,876)
Norwegian Krone settling 3/15/10	8,254	1,424,422	1,421,106	(3,316)
Swedish Krona settling 2/17/10	3,042	437,809	425,278	(12,531)
Swedish Krona settling 2/17/10	10,994	1,575,771	1,536,984	(38,787)
Swedish Krona settling 2/17/10	12,085	1,732,145	1,689,509	(42,636)
Swedish Krona settling 3/15/10	7,059	992,534	987,000	(5,534)

Sale Contracts:
Australian Dollar settling 2/17/10	218	202,043	194,964	7,079
British Pound settling 2/17/10	661	1,062,914	1,067,375	(4,461)
British Pound settling 2/17/10	3,881	6,430,196	6,266,993	163,203
British Pound settling 2/17/10	2,531	4,193,462	4,087,029	106,433
Canadian Dollar settling 1/13/10	4,394	4,126,114	4,201,799	(75,685)
Canadian Dollar settling 2/17/10	934	878,397	893,063	(14,666)
Canadian Dollar settling 2/17/10	770	724,160	736,251	(12,091)
Canadian Dollar settling 2/17/10	523	500,905	500,077	828
Euro settling 1/25/10	390	580,128	559,653	20,475
Euro settling 2/17/10	403	596,698	577,689	19,009
Euro settling 2/17/10	431	640,802	617,826	22,976

AllianceBernstein Variable Products Series Fund

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts: (continued)
Euro settling 2/17/10	76	$113,055	$108,944	$4,111
Euro settling 2/17/10	73	109,887	104,643	5,244
Euro settling 2/17/10	1,394	2,104,285	1,998,259	106,026
Euro settling 2/17/10	330	497,601	473,046	24,555
Euro settling 2/17/10	79	119,110	113,244	5,866
Euro settling 2/17/10	707	1,013,315	1,013,464	(149)
Euro settling 3/15/10	1,369	2,014,333	1,962,318	52,015
Japanese Yen settling 2/17/10	67,318	745,427	722,957	22,470
Japanese Yen settling 2/17/10	44,495	489,332	477,851	11,481
Japanese Yen settling 2/17/10	31,499	343,179	338,282	4,897
Japanese Yen settling 2/17/10	201,171	2,224,310	2,160,463	63,847
Japanese Yen settling 2/17/10	22,723	255,409	244,032	11,377
Japanese Yen settling 2/17/10	13,927	159,093	149,568	9,525
Japanese Yen settling 2/17/10	20,015	226,940	214,949	11,991
Japanese Yen settling 2/17/10	21,326	238,578	229,029	9,549
Japanese Yen settling 2/17/10	12,725	139,045	136,659	2,386
New Zealand Dollar settling 2/17/10	215	151,964	155,645	(3,681)
Swiss Franc settling 2/17/10	126	125,217	121,836	3,381
Swiss Franc settling 2/17/10	176	173,303	170,184	3,119
Swiss Franc settling 2/17/10	2,010	1,979,203	1,943,582	35,621
Swiss Franc settling 2/17/10	177	174,532	171,151	3,381

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate market value of these securities amounted to $12,366,842 or 2.3% of net assets.

(c)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.

(d)	Variable rate coupon, rate shown as of December 31, 2009.

(e)	Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

(f)	Security is in default and is non-income producing.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund’s total exposure to subprime investments was 0.29% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro Dollar

GBP—Great British Pound

Glossary:

ADR—American Depositary Receipt

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $481,733,118)	$539,276,000
Cash	36,230	(a)
Foreign currencies, at value (cost $830,471)	828,898
Interest and dividends receivable	2,100,452
Receivable for investment securities sold and foreign currency transactions	1,040,551
Unrealized appreciation of forward currency exchange contracts	825,633
Receivable for capital stock sold	155,474

Total assets	544,263,238

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	11,379,969
Unrealized depreciation of forward currency exchange contracts	565,298
Advisory fee payable	245,856
Distribution fee payable	96,261
Payable for capital stock redeemed	69,252
Administrative fee payable	21,845
Transfer Agent fee payable	125
Payable for variation margin on futures contracts	26
Accrued expenses	95,271

Total liabilities	12,473,903

NET ASSETS	$531,789,335

COMPOSITION OF NET ASSETS
Capital stock, at par	$50,193
Additional paid-in capital	546,291,400
Undistributed net investment income	9,574,020
Accumulated net realized loss on investment and foreign currency transactions	(81,939,978)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	57,813,700

	$531,789,335

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$73,120,148	6,857,108	$10.66
B	$458,669,187	43,335,564	$10.58

(a)	An amount of $21,681 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2009.

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $343,043)	$7,115,786
Interest	7,015,010

14,130,796

EXPENSES
Advisory fee (see Note B)	2,339,309
Distribution fee—Class B	896,107
Transfer agency—Class A	1,325
Transfer agency—Class B	7,785
Custodian	260,324
Printing	124,829
Administrative	82,772
Audit	58,883
Legal	43,877
Directors’ fees	3,390
Miscellaneous	42,684

Total expenses	3,861,285

Net investment income	10,269,511

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(42,148,584)
Futures contracts	109,328
Foreign currency transactions	763,189
Net change in unrealized appreciation/depreciation of:
Investments	132,221,260
Futures contracts	6,082
Foreign currency denominated assets and liabilities	(1,168,861)

Net gain on investment and foreign currency transactions	89,782,414

NET INCREASE IN NET ASSETS FROM OPERATIONS	$100,051,925

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,269,511		$6,628,409
Net realized loss on investment and foreign currency transactions	(41,276,067)		(35,604,381)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	131,058,481		(79,848,031)
Contributions from Adviser (see Note B)	–0	–	6

Net increase (decrease) in net assets from operations	100,051,925		(108,823,997)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(716,042)		(296)
Class B	(3,162,663)		(7,557,243)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(217)
Class B	–0	–	(5,342,366)
CAPITAL STOCK TRANSACTIONS
Net increase	82,128,184		263,761,629

Total increase	178,301,404		142,037,510
NET ASSETS
Beginning of period	353,487,931		211,450,421

End of period (including undistributed net investment income of $9,574,020 and $1,853,865, respectively)	$531,789,335		$353,487,931

See notes to financial statements.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to maximize total return consistent with the Adviser’s determination of reasonable risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$63,141,995		$46,130,275		$–0	–	$109,272,270
Information Technology	43,068,973		6,875,098		–0	–	49,944,071
Energy	25,866,283		7,510,987		–0	–	33,377,270
Consumer Discretionary	25,274,872		7,880,853		–0	–	33,155,725
Health Care	24,584,772		7,877,355		–0	–	32,462,127
Industrials	17,149,398		10,188,465		–0	–	27,337,863
Consumer Staples	13,523,304		6,788,792		–0	–	20,312,096
Materials	9,792,296		7,634,482		–0	–	17,426,778
Telecommunication Services	6,756,304		5,794,463		–0	–	12,550,767
Utilities	3,081,785		2,186,682		–0	–	5,268,467
Corporates—Investment Grades	–0	–	57,022,692		368,661		57,391,353
Governments—Treasuries	–0	–	51,920,767		–0	–	51,920,767
Mortgage Pass-Thru’s	–0	–	27,765,739		–0	–	27,765,739
Commercial Mortgage-Backed Securities	–0	–	14,320,682		871,864		15,192,546
Agencies	–0	–	9,961,510		–0	–	9,961,510
Corporates—Non-Investment Grades	–0	–	6,126,759		65,766		6,192,525
Asset-Backed Securities	–0	–	1,847,588		982,613		2,830,201
Governments—Sovereign Bonds	–0	–	2,559,607		–0	–	2,559,607
Governments—Sovereign Agencies	–0	–	2,039,956		–0	–	2,039,956
Inflation-Linked Securities	–0	–	1,848,473		–0	–	1,848,473
Quasi-Sovereigns	–0	–	885,938		–0	–	885,938
Preferred Stocks	–0	–	863,662		–0	–	863,662
CMOs	–0	–	–0	–	623,013		623,013
Warrants	2,618		–0	–	426,096		428,714
Emerging Markets—Corporate Bonds	–0	–	138,562		–0	–	138,562
Rights	–0	–	–0	–	–0	–	–0	–
Short-Term Investments	–0	–	17,526,000		–0	–	17,526,000

Total Investments in Securities	232,242,600		303,695,387		3,338,013		539,276,000

AllianceBernstein Variable Products Series Fund

	Level 1		Level 2	Level 3		Total
Other Financial Instruments*:
Assets	$10,266		$825,633	$–0	–	$835,899
Liabilities	–0	–	(565,298)	–0	–	(565,298)

Total	$232,252,866		$303,955,722	$3,338,013		$539,546,601

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks - Energy		Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades
Balance as of 12/31/08	$156,101		$322,113		$–0	–	$313,828
Accrued discounts /premiums	–0	–	(143)		2,415		89
Realized gain (loss)	(15,004)		–0	–	(14,368)		58
Change in unrealized appreciation/depreciation	90,319		46,691		156,767		21,406
Net purchases (sales)	(231,416)		–0	–	(71,095)		(3,503)
Net transfers in and/or out of Level 3	–0	–	–0	–	798,145		(266,112)

Balance as of 12/31/09	$–0	–	$368,661		$871,864		$65,766

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$–0	–	$46,691		$156,767		$21,406

	Asset-Backed Securities		Governments - Sovereign Bonds		Quasi- Sovereigns		CMOs
Balance as of 12/31/08	$1,423,710		$935,212		$168,150		$835,035
Accrued discounts /premiums	1,316		–0	–	1,717		(39)
Realized gain (loss)	(46,917)		–0	–	26,869		(31,909)
Change in unrealized appreciation/depreciation	131,282		–0	–	107,483		227,739
Net purchases (sales)	(526,778)		–0	–	(304,219)		(407,813)
Net transfers in and/or out of Level 3	–0	–	(935,212)		–0	–	–0	–

Balance as of 12/31/09	$982,613		$–0	–	$–0	–	$623,013

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$71,687		$–0	–	$–0	–	$179,366

	Warrants		Total
Balance as of 12/31/08	$–0	–	$4,154,149
Accrued discounts /premiums	–0	–	5,355
Realized gain (loss)	–0	–	(81,271)
Change in unrealized appreciation/depreciation	(98,827)		682,860
Net purchases (sales)	524,923		(1,019,901)
Net transfers in and/or out of Level 3	–0	–	(403,179)

Balance as of 12/31/09	$426,096		$3,338,013

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$(98,827)		$377,090

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75% and 1.00% of the daily average net assets

AllianceBernstein Variable Products Series Fund

for Class A and Class B shares, respectively. Prior to February 12, 2007, the Portfolio’s total operating expenses on an annual basis were limited to 1.20% and 1.45% of the daily average net assets for Class A and Class B shares, respectively. This waiver extends through May 1, 2010 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2009, there were no expenses waived by the Adviser.

During the year ended December 31, 2008, the Adviser made a payment of $6 to the Portfolio in connection with a trading error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $82,772.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $370,234, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$307,933,308	$244,255,660
U.S. government securities	140,534,715	102,492,986

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$496,222,587

Gross unrealized appreciation	54,767,322
Gross unrealized depreciation	(11,713,909)

Net unrealized appreciation	$43,053,413

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the

AllianceBernstein Variable Products Series Fund

security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$825,633		Unrealized depreciation of forward currency exchange contracts	$565,298
Equity contracts	Receivable for variation margin on futures contracts	10,266	*

Total		$835,899			$565,298

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$559,049	$(1,174,314)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	109,328	6,082

Total		$668,377	$(1,168,232)

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $67,672,391 and average monthly original value of futures contracts was $337,263.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2009, the Portfolio earned drop income of $39,124 which is included in interest income in the accompanying statement of operations.

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES				AMOUNT
	Year Ended December 31, 2009		Year Ended December 31, 2008		Year Ended December 31, 2009		Year Ended December 31, 2008
Class A
Shares sold	487,229		26,690		$4,520,608		$226,132
Shares issued in reinvestment of dividends and distributions	79,384		–0	–	716,042		–0	–
Shares issued in connection with the acquisition of Balanced Shares Portfolio	–0	–	8,694,602		–0	–	90,961,719
Shares redeemed	(1,532,263)		(899,299)		(13,836,172)		(7,772,470)

Net increase (decrease)	(965,650)		7,821,993		$(8,599,522)		$83,415,381

Class B
Shares sold	14,055,879		15,581,451		$127,281,365		$164,069,127
Shares issued in reinvestment of dividends and distributions	352,582		1,124,077		3,162,663		12,899,609
Shares issued in connection with the acquisition of Balanced Shares Portfolio	–0	–	2,754,448		–0	–	28,651,812
Shares redeemed	(4,410,508)		(2,430,837)		(39,716,322)		(25,274,300)

Net increase	9,997,953		17,029,139		$90,727,706		$180,346,248

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Acquisition of AllianceBernstein Balanced Shares Portfolio by AllianceBernstein Balanced Wealth Portfolio (the “Portfolio”)

On September 28, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Balanced Shares Portfolio (“Balanced Shares”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation. As a result of the acquisition, stockholders of Balanced Shares received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in Balanced Shares. On September 28, 2008, the acquisition was accomplished by a tax-free exchange of 11,449,051 shares of the Portfolio for 8,365,648 shares of Balanced Shares. The aggregate net assets of the Portfolio and Balanced Shares immediately before the acquisition were $269,014,856 and $119,613,531 (including $5,935,661 of net unrealized depreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $388,628,387.

NOTE I: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$3,878,705		$7,609,285
Long-term capital gains	–0	–	5,290,837

Total distributions paid	$3,878,705		$12,900,122

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$13,550,294
Accumulated capital and other losses	(71,259,080	)(a)
Unrealized appreciation/(depreciation)	43,138,847	(b)

Total accumulated earnings/(deficit)	$(14,569,939	)(c)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $71,142,562 of which $2,981,323 expires in the year 2015, $17,895,700 expires in the year 2016, and $50,265,539 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein Balanced Shares Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. For the year ended December 31, 2009, the Portfolio had deferred straddle losses of $116,518.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies, and the tax treatment of partnerships.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

BALANCED WEALTH STRATEGY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, paydown reclassification, and the tax treatment of passive foreign investment companies, resulted in a net increase in undistributed net investment income, and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$8.63		$13.05		$12.87		$11.39		$10.69

Income From Investment Operations
Net investment income (a)	.24		.22	(b)	.31	(b)	.25	(b)	.18	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.89		(3.97)		.41		1.32		.60
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.13		(3.75)		.72		1.57		.78

Less: Dividends and Distributions
Dividends from net investment income	(.10)		(.39)		(.32)		(.09)		(.05)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.28)		(.22)		–0	–	(.03)

Total dividends and distributions	(.10)		(.67)		(.54)		(.09)		(.08)

Net asset value, end of period	$10.66		$8.63		$13.05		$12.87		$11.39

Total Return
Total investment return based on net asset value (d)	24.88	%*	(30.01	)%*	5.55%		13.92%		7.30%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,120		$67,526		$10		$11,111		$9,746
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.69%		.75	%(e)	.76%		.99	%(e)	1.20%
Expenses, before waivers/reimbursements	.69%		.78	%(e)	.85%		1.07	%(e)	1.54%
Net investment income	2.66%		3.08	%(b)(e)	2.33	%(b)	2.08	%(b)(e)	1.64	%(b)
Portfolio turnover rate	85%		93%		77%		203%		139%

See footnote summary on page 40.

BALANCED WEALTH STRATEGY PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of period	$8.58		$12.97		$12.81		$11.34		$10.67

Income From Investment Operations
Net investment income (a)	.22		.26	(b)	.27	(b)	.22	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.86		(4.02)		.41		1.33		.60
Contributions from Adviser	–0	–	.00	(c)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.08		(3.76)		.68		1.55		.75

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.35)		(.30)		(.08)		(.05)
Distributions from net realized gain on investment and foreign currency transactions	–0	–	(.28)		(.22)		–0	–	(.03)

Total dividends and distributions	(.08)		(.63)		(.52)		(.08)		(.08)

Net asset value, end of period	$10.58		$8.58		$12.97		$12.81		$11.34

Total Return
Total investment return based on net asset value (d)	24.45	%*	(30.20	)%*	5.26%		13.75%		7.01%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$458,669		$285,962		$211,440		$124,992		$64,325
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95%		1.00	%(e)	1.01%		1.23	%(e)	1.45%
Expenses, before waivers/reimbursements	.95%		1.02	%(e)	1.07%		1.31	%(e)	1.77%
Net investment income	2.36%		2.48	%(b)(e)	2.11	%(b)	1.84	%(b)(e)	1.31	%(b)
Portfolio turnover rate	85%		93%		77%		203%		139%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.06% and 0.10%, respectively.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Balanced Wealth Strategy Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Balanced Wealth Strategy Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Balanced Wealth Strategy Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 27.65% of the total ordinary income distribution paid during the fiscal year ended December 31, 2009 qualifies for the corporate dividends received deduction.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Thomas J. Fontaine(2), Vice President

Dokyoung Lee(2), Vice President

Seth J. Masters(2), Vice President

Christopher H. Nikolich(2), Vice President Patrick J. Rudden(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Multi-Asset Solutions Team, comprised of senior portfolio managers. Significant day-to-day responsibilities for coordinating the Portfolio’s investments reside with Messrs. Thomas J. Fontaine, Dokyoung Lee, Seth J. Masters, Christopher H. Nikolich and Patrick J. Rudden.

BALANCED WEALTH
STRATEGY PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

BALANCED WEALTH STRATEGY PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Thomas J. Fontaine 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Dokyoung Lee 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Seth J. Masters 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Christopher H. Nikolich 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Patrick J. Rudden 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of the ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Balanced Wealth Strategy Portfolio (the “Portfolio”) at a meeting held on August 4-6, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The directors noted that the Adviser had waived reimbursement payments from the Portfolio in the Portfolio’s last fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

BALANCED WEALTH STRATEGY PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the August 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Standard & Poor’s 500 Stock Index/40% Barclays Capital U.S. Aggregate Index) (the “Index”), in each case for the 1- and 3-year periods ended April 30, 2009 and (in the case of comparisons with the Index) the since inception period (July 2004 inception). The directors noted that the Portfolio was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods and that the Portfolio lagged the Index in the 1- and 3-year and since inception periods. The directors also reviewed performance information for periods ended June 30, 2009 (for which the data was not limited to Class A Shares), and noted that, when May and June results were taken into consideration, relative performance had improved in 2009, that in the year-to-date period the Portfolio had outperformed the Index but lagged the Lipper VA Mixed-Asset Target Allocation Moderate Funds Average (the “Lipper Average”), and that in the 3-month period the Portfolio had outperformed the Lipper Average and the Index. Based on their review, the directors concluded that the Portfolio’s relative performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., equity and debt securities). The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that the Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the Portfolio’s acquisition of the Fund’s

AllianceBernstein Variable Products Series Fund

AllianceBernstein Balanced Shares Portfolio, effective September 2008, had been in effect for the Portfolio’s full fiscal year (fiscal year began January 1). All references to the expense ratio are to the Portfolio’s pro forma expense ratio. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 3 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, 1 basis point out of 4 basis points of the administrative expense reimbursement had been waived by the Adviser. The directors noted that, in light of the Portfolio’s historical investment performance, they had asked the Adviser to address the continued appropriateness of the Portfolio’s fee rate. In response the Adviser informed the directors that the Adviser had begun to implement changes and enhancements to address investment performance and discussed the new leadership for the Adviser effective December 2008. The Adviser further noted, among other things, that while it would take time to realize the benefits of these changes, relative investment performance in 2009 had shown improvement. The directors noted that they had discussed their concerns about the relative performance of a number of other AllianceBernstein funds with senior management of the Adviser. The directors also noted that the Portfolio’s pro-forma total expense ratio, which had been capped by the Adviser (although the pro forma expense ratio was currently lower than the cap), was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Balanced Wealth Strategy Portfolio2 (the “Portfolio”).3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

INVESTMENT ADVISORY FEES, EXPENSE REIMBURSEMENTS & CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories4 of funds with almost all funds in each category having the same advisory fee schedule.5

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 06/30/09 ($MIL)	Portfolio
Balanced	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$413.2	Balanced Wealth Strategy Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $92,750 (0.04% of the Portfolio’s average daily net assets) for such services but waived $22,000 (0.01%) of the expense reimbursement.

1	It should be noted that the information in the fee summary was completed on July 23, 2009 and presented to the Board of Directors on August 4-6, 2009.

2	The Portfolio merged with AllianceBernstein Variable Products Series Fund—Balanced Shares Portfolio (“Balanced Shares Portfolio”) on September 26, 2008. Therefore, the Portfolio’s expenses for the fiscal year ending December 31, 2008 is not inclusive of Balanced Shares Portfolio’s expenses from January 1, 2008 through September 25, 2008.

3	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

4	The seven other categories that do not apply to any of the Portfolios listed and are not shown in the table below are Blend, Growth, Value, International, High Income, Low Risk Income and Specialty.

5	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG. AllianceBernstein Balanced Shares, Inc., which the Adviser also manages, has lower breakpoints in its advisory fee schedule compared to the Balanced category: 60 bp on the first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

AllianceBernstein Variable Products Series Fund

The Adviser agreed to waive that portion of its management fees and/or reimburse a portion of the Portfolio’s total operating expense to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days of written notice. Also set forth below are the Portfolio’s gross expense ratios as of December 31, 2008:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio (12/31/08)	Fiscal Year End
Balanced Wealth Strategy Portfolio	Class A 0.75% Class B 1.00%	0.78% 1.02%	December 31

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.6 With respect to the Portfolio, the Adviser represented that there is no category in the Form ADV for institutional products that has a similar investment style as the Portfolio.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Balanced Wealth Strategy, a retail mutual fund, which has a similar investment style as the Portfolio. It should be noted that AllianceBernstein Balanced Shares, Inc., a retail mutual fund that is substantially similar as Balanced Shares Portfolio, which Balanced Wealth Strategy Portfolio acquired in September 2008, has an advisory fee schedule with breakpoints lower than the category fee schedule contemplated by the Adviser’s agreement with the NYAG.7 Set forth below is the fee schedule of AllianceBernstein Balanced Wealth Strategy:8

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule
Balanced Wealth Strategy Portfolio	Balanced Wealth Strategy	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for Global Balanced Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg Fund	Fee
Balanced Wealth Strategy	Global Balanced Portfolio Class A9	1.40%
	Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Balanced Wealth Strategy Portfolio	Alliance Global Balance Neutral[10]	0.70%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

7	There was no change to the advisory fee schedule of AllianceBernstein Balanced Shares, Inc. since the retail mutual fund had already lower breakpoints than that of the NYAG related category: 60 bp on first $200 million, 50 bp on the next $200 million, 40 bp on the balance.

8	It should be noted that the ABMF was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the ABMF.

9	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution-related services, unlike Class I shares, whose fee is for only investment advisory services.

10	This ITM fund is privately placed or institutional.

11	Note that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Group Median (%)	Rank
Balanced Wealth Strategy Portfolio	0.550	0.650	5/11

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. Supplemental pro-forma information (shown in bold and italicized) is also provided to illustrate the effect of the Portfolio’s merger with Balanced Shares Portfolio on the Balanced Wealth Strategy’s Portfolio’s total expense ratio.15

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the Portfolio’s total expense ratios caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.16

Portfolio	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Wealth Strategy Portfolio	0.750	0.720	6/11	0.713	14/25
pro-forma	0.690	0.720	6/11	0.713	12/25

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a pro forma total expense ratio basis. In addition to Lipper’s expense comparisons, the fee evaluation presented the Portfolio’s monthly net assets and unaudited advisory fee and total expense ratio run rates from December 31, 2007 through April 30, 2009.18

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

At the May 5, 2009 Board meeting, members of the Adviser’s Controller’s Office presented the Adviser’s revenue and expenses associated with providing services to the Portfolios. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

13	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. As previously noted, the Adviser waived part of such reimbursements during the most recently completed fiscal year. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The pro-forma expense ratio shows what would have been the total expense ratio of the Portfolio had the Portfolio’s merger been in effect for the full fiscal year (from January 31, 2008 through December 31, 2008).

16	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

17	Most recently completed fiscal year Class A total expense ratio.

18	Unaudited information on the Portfolio’s advisory fee and total expense ratio monthly run rates was provided by the Adviser.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset research expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $611,940 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $240,744 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”)19. For the fiscal year ended December 31, 2008, the Portfolio paid ABIS a fee of approximately $969.20

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures, 21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

19	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

20	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $447 billion as of June 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1 and 3 year net performance rankings of the Portfolio24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended April 30, 2009.26

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Balanced Wealth Strategy Portfolio
1 year	–28.55	–21.92	–21.86	9/11	78/84
3 year	–7.48	–4.37	–4.52	9/11	55/58

Set forth below are the 1, 3 year and since inception performance returns of the Portfolio (in bold)27 versus its benchmark.

	Periods Ending April 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	Since Inception (%)[28]
Balanced Wealth Strategy Portfolio	–28.55	–7.48	–0.92
60% S&P 500 Stock Index / 40% Barclays Capital U.S. Aggregate Bond Index	–21.05	–3.99	0.22
S&P 500 Stock Index	–35.31	–10.76	–3.24
Barclays Capital Aggregate Bond Index	3.84	6.01	4.84
Inception Date: July 1, 2004

22	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

24	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

25	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns shown in the table are for the Class A shares of the Portfolio.

28	The Adviser provided Portfolio and benchmark performance return information for periods through April 30, 2009.

ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: August 31, 2009

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies. The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies.

Effective May 1, 2009, the Portfolio’s benchmark changed. The Portfolio’s benchmark, previously the Russell 3000 Growth Index (or the “Previous Benchmark”), is now the Russell 1000 Growth Index (the “Current Benchmark”). The Adviser believes the current benchmark represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns and is more consistent with the Portfolio’s construction process. At that time, the investment management duties for the Portfolio were transferred from the Adviser’s US Growth Team to the Adviser’s US Research Growth Team, allowing for a stronger tie to the firm’s research capabilities.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its current and previous benchmarks, as well as the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2009.

The Portfolio underperformed the benchmark for the annual reporting period ended December 31, 2009. For the year, the benchmark’s strongest sector returns came from the technology sector. While the sector overweight to technology was positive, it was offset by weak stock selection within the sector and impacted relative results. Performance benefited from strong stock selection within the energy, consumer and infrastructure sectors, as these more cyclically oriented areas performed well. That was offset to some degree by the Portfolio’s sector exposure to the health care and financial sectors, areas that did not perform as well in 2009 as investors favored stocks perceived to benefit more directly from improving economic prospects. Given the strong absolute returns over the year, the small cash holdings served to dampen returns. Since the Portfolio’s transition to the US Research Growth Team (the “Team”), performance has been leading the benchmark with stock selection driving the results, while sector allocation has been neutral to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

2009 was a transitional year for capital markets, as investors worked to assess the timing and pace of economic recovery. Market sentiment also fluctuated wildly as investors flipped from fleeing risk at any price to embracing stocks previously considered high risk, regardless of fundamental quality. Although the year started with a continuation of the negative tone that was pervasive throughout most of 2008, stocks rallied sharply during the latter three quarters of the year to finish up 2009 with solid double-digit gains. Consistent with prior periods marked by early-recovery rallies, lower-quality, more speculative stocks—not the focus of the Team’s stock selection process—were the year’s strongest performers.

Throughout the annual reporting period, the Team’s focus on the Portfolio’s bottom-up stock selection has consistently emphasized investments in companies positioned to positively surprise current market expectations. Compared to prior periods of recovery from recession, current revisions to earnings estimates are still likely early in their recovery. With the strong returns of 2009 spurred by investors moving beyond fears of financial collapse to recovery, history suggests their focus will be more on profitability and growth prospects, favoring companies that are able to demonstrate strong and sustainable fundamental performance.

Throughout the year, the Team’s research identified strong growth opportunities across sectors, and it continues to do so. While incremental investments continue to move into companies whose earnings prospects will benefit most from additional improvement in economic activity, it is important to note this is not a top-down decision but rather a function of the Team’s bottom-up stock selection process. Despite the market’s fluctuations, the Team has maintained its style discipline, building a diversified portfolio of

1

AllianceBernstein Variable Products Series Fund

stocks it believes will demonstrate better growth prospects with stronger positive earnings revisions that may be ultimately rewarded by the market for their underlying performance.

2

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performances and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index, the Russell 3000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the US. The Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Russell 3000 Index is compromised of 3000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is compromised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectation, the price of these stocks can be severely negatively affected. The Portfolio can invest in small-cap and mid-cap companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A portfolio’s investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets and financial resources. The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, market or economic developments. In addition, fluctuations in the value of investments in foreign currency denominated securities may be magnified by changes in foreign exchange rates. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investments objectives, it may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products Prospectus for a description of those fees and expenses and speak to your insurance agent of financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Growth Portfolio Class A*	33.13%	-0.82%	-3.85%
AllianceBernstein Growth Portfolio Class B*	32.76%	-1.08%	-4.09%
Current Benchmark: Russell 1000 Growth Index	37.21%	1.63%	-3.99%
Previous Benchmark: Russell 3000 Growth Index	37.01%	1.58%	-3.79%
S&P 500 Stock Index	26.46%	0.42%	-0.95%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.41%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 1.06% and 1.31% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s current benchmark, the Russell 1000 Growth Index, the Portfolio’s previous benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

4

GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,227.97	$5.90	1.05%
Hypothetical (5% return before expenses)	$1,000	$1,019.91	$5.35	1.05%

Class B
Actual	$1,000	$1,225.81	$7.29	1.30%
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61	1.30%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $VALUE	PERCENT OF NET ASSETS
Apple, Inc.	$5,081,726	5.0%
Microsoft Corp.	4,270,124	4.2
Cisco Systems, Inc.	3,555,090	3.5
Google, Inc.-Class A	3,158,798	3.1
Hewlett-Packard Co.	3,153,957	3.1
Procter & Gamble Co.	2,497,956	2.5
Amgen, Inc.	2,285,428	2.3
Oracle Corp.	2,240,502	2.2
Baxter International, Inc.	2,047,932	2.0
Gilead Sciences, Inc.	2,025,504	2.0

	$30,317,017	29.9%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$37,711,022	37.3%
Health Care	17,142,022	17.0
Industrials	11,245,730	11.1
Consumer Staples	10,947,347	10.9
Consumer Discretionary	10,838,551	10.7
Energy	7,308,095	7.3
Financials	4,579,972	4.5
Materials	1,145,200	1.1
Short-Term Investments	92,000	0.1

Total Investments	$101,009,939	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

6

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

INFORMATION TECHNOLOGY–37.2%
COMMUNICATIONS EQUIPMENT–5.4%
Cisco Systems, Inc.(a)	148,500	$3,555,090
Juniper Networks, Inc.(a)	56,500	1,506,855
Research In Motion Ltd.(a)	5,700	384,978

		5,446,923

COMPUTERS & PERIPHERALS–11.9%
Apple, Inc.(a)	24,100	5,081,726
Dell, Inc.(a)	80,800	1,160,288
EMC Corp.(a)	72,400	1,264,828
Hewlett-Packard Co.	61,230	3,153,957
NetApp, Inc.(a)	40,400	1,389,356

		12,050,155

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Amphenol Corp.–Class A	14,600	674,228

INTERNET SOFTWARE & SERVICES–4.2%
AOL, Inc.(a)	1,155	26,889
Google, Inc.–Class A(a)	5,095	3,158,798
Yahoo!, Inc.(a)	63,900	1,072,242

		4,257,929

IT SERVICES–1.7%
Visa, Inc.–Class A	12,740	1,114,240
The Western Union Co.–Class W	34,900	657,865

		1,772,105

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.6%
Broadcom Corp.–Class A(a)	27,300	858,585
Intel Corp.	95,100	1,940,040
KLA-Tencor Corp.	25,200	911,232

		3,709,857

SOFTWARE–9.7%
Activision Blizzard, Inc.(a)	59,200	657,712
Adobe Systems, Inc.(a)	45,160	1,660,985
Microsoft Corp.	140,050	4,270,124
Oracle Corp.	91,300	2,240,502
VMware, Inc.–Class A(a)	22,900	970,502

		9,799,825

		37,711,022

HEALTH CARE–16.9%
BIOTECHNOLOGY–6.2%
Amgen, Inc.(a)	40,400	2,285,428
Amylin Pharmaceuticals, Inc.(a)	20,300	288,057
Celgene Corp.(a)	16,520	919,833

Company	Shares	U.S. $ Value

Gilead Sciences, Inc.(a)	46,800	$2,025,504
Vertex Pharmaceuticals, Inc.(a)	17,300	741,305

		6,260,127

HEALTH CARE EQUIPMENT & SUPPLIES–3.3%
Alcon, Inc.	3,080	506,198
Baxter International, Inc.	34,900	2,047,932
Covidien PLC	16,040	768,156

		3,322,286

HEALTH CARE PROVIDERS & SERVICES–2.2%
Medco Health Solutions, Inc.(a)	29,440	1,881,510
WellPoint, Inc.(a)	6,900	402,201

		2,283,711

PHARMACEUTICALS–5.2%
Abbott Laboratories	29,900	1,614,301
Merck & Co., Inc.	45,340	1,656,724
Pfizer, Inc.	52,000	945,880
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	18,850	1,058,993

		5,275,898

		17,142,022

INDUSTRIALS–11.1%
AEROSPACE & DEFENSE–1.6%
United Technologies Corp.	22,670	1,573,525

AIR FREIGHT & LOGISTICS–2.2%
FedEx Corp.	12,900	1,076,505
United Parcel Service, Inc.–Class B	19,100	1,095,767

		2,172,272

AIRLINES–0.7%
Continental Airlines, Inc.–Class B(a)	40,100	718,592

CONSTRUCTION & ENGINEERING–0.8%
Fluor Corp.	18,600	837,744

ELECTRICAL EQUIPMENT–1.6%
Ametek, Inc.	18,600	711,264
Cooper Industries Ltd.–Class A	22,100	942,344

		1,653,608

MACHINERY–3.2%
Danaher Corp.	15,120	1,137,024
Deere & Co.	15,700	849,213
Illinois Tool Works, Inc.	14,500	695,855
Ingersoll-Rand PLC	16,400	586,136

		3,268,228

ROAD & RAIL–1.0%
Union Pacific Corp.	15,990	1,021,761

		11,245,730

7

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER STAPLES–10.8%
BEVERAGES–1.7%
Pepsico, Inc.	27,550	$1,675,040

FOOD & STAPLES RETAILING–2.8%
Costco Wholesale Corp.	21,700	1,283,989
Wal-Mart Stores, Inc.	28,640	1,530,808

		2,814,797

FOOD PRODUCTS–0.8%
Bunge Ltd.	6,600	421,278
General Mills, Inc.	5,220	369,628

		790,906

HOUSEHOLD PRODUCTS–2.7%
Kimberly-Clark Corp.	4,500	286,695
Procter & Gamble Co.	41,200	2,497,956

		2,784,651

PERSONAL PRODUCTS–1.0%
Avon Products, Inc.	17,100	538,650
The Estee Lauder Cos., Inc.–Class A	10,300	498,108

		1,036,758

TOBACCO–1.8%
Philip Morris International, Inc.	38,290	1,845,195

		10,947,347

CONSUMER DISCRETIONARY–10.7%
AUTO COMPONENTS–0.5%
Johnson Controls, Inc.	18,600	506,664

HOTELS, RESTAURANTS & LEISURE–0.9%
Starbucks Corp.(a)	40,200	927,012

INTERNET & CATALOG RETAIL–1.0%
Amazon.Com, Inc.(a)	7,400	995,448

MEDIA–2.8%
Comcast Corp.–Class A	57,500	969,450
Time Warner, Inc.	16,710	486,930
Viacom, Inc.–Class B(a)	29,100	865,143
The Walt Disney Co.	16,820	542,445

		2,863,968

MULTILINE RETAIL–2.8%
Dollar General Corp.(a)	40,300	903,929
Kohl’s Corp.(a)	11,120	599,702
Target Corp.	27,290	1,320,017

		2,823,648

SPECIALTY RETAIL–2.0%
American Eagle Outfitters, Inc.	39,000	662,220
Bed Bath & Beyond, Inc.(a)	23,900	923,257
Lowe’s Cos, Inc.	19,170	448,386

		2,033,863

Company	Shares	U.S. $ Value

TEXTILES, APPAREL & LUXURY GOODS–0.7%
Nike, Inc.–Class B	6,000	$396,420
Polo Ralph Lauren Corp.–Class A	3,600	291,528

		687,948

		10,838,551

ENERGY–7.2%
ENERGY EQUIPMENT & SERVICES–2.3%
Cameron International Corp.(a)	9,030	377,454
National Oilwell Varco, Inc.	10,260	452,363
Schlumberger Ltd.	23,285	1,515,621

		2,345,438

OIL, GAS & CONSUMABLE FUELS–4.9%
Cobalt International Energy(a)	38,500	532,840
Exxon Mobil Corp.	12,300	838,737
Occidental Petroleum Corp.	19,000	1,545,650
Petroleo Brasileiro SA (Sponsored ADR)	17,720	844,890
Suncor Energy, Inc. (New York)	34,000	1,200,540

		4,962,657

		7,308,095

FINANCIALS–4.5%
CAPITAL MARKETS–1.5%
The Blackstone Group LP	31,500	413,280
Franklin Resources, Inc.	5,780	608,923
The Goldman Sachs Group, Inc.	2,900	489,636

		1,511,839

COMMERCIAL BANKS–0.3%
Wells Fargo & Co.	11,900	321,181

DIVERSIFIED FINANCIAL SERVICES–1.5%
Bank of America Corp.	24,700	371,982
CME Group, Inc.–Class A	2,070	695,417
JP Morgan Chase & Co.	11,900	495,873

		1,563,272

INSURANCE–1.2%
Aflac, Inc.	11,500	531,875
Axis Capital Holdings Ltd.	6,950	197,449
Principal Financial Group, Inc.	18,900	454,356

		1,183,680

		4,579,972

MATERIALS–1.2%
CHEMICALS–0.6%
Air Products & Chemicals, Inc.	6,600	534,996

METALS & MINING–0.6%
Freeport-McMoRan Copper & Gold, Inc.(a)	7,600	610,204

		1,145,200

Total Common Stocks (cost $82,673,530)		100,917,939

8

AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.1%
TIME DEPOSIT–0.1%
State Street Time Deposit 0.01%, 1/04/10 (cost $92,000)	$92	$92,000

TOTAL INVESTMENTS–99.7% (cost $82,765,530)		101,009,939
Other assets less liabilities–0.3%		305,805

NET ASSETS–100.0%		$101,315,744

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

LP—Limited Partnership

See notes to financial statements.

9

GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $82,765,530)	$101,009,939
Cash	17,992
Receivable for investment securities sold	366,508
Dividends and interest receivable	143,548
Receivable for capital stock sold	12,239

Total assets	101,550,226

LIABILITIES
Payable for capital stock redeemed	84,823
Advisory fee payable	64,490
Printing fee payable	24,166
Administrative fee payable	21,399
Distribution fee payable	13,463
Transfer Agent fee payable	126
Accrued expenses	26,015

Total liabilities	234,482

NET ASSETS	$101,315,744

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,867
Additional paid-in capital	149,604,419
Undistributed net investment income	120,867
Accumulated net realized loss on investment and foreign currency transactions	(66,659,818)
Net unrealized appreciation on investments	18,244,409

$101,315,744

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$37,947,432	2,161,421	$17.56
B	$63,368,312	3,705,888	$17.10

See notes to financial statements.

10

GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $22,537)	$1,220,930
Interest	11

1,220,941

EXPENSES
Advisory fee (see Note B)	679,394
Distribution fee—Class B	140,376
Transfer agency—Class A	3,956
Transfer agency—Class B	6,577
Custodian	85,549
Administrative	80,399
Legal	44,880
Audit	38,416
Printing	10,961
Directors’ fees	3,652
Miscellaneous	5,922

Total expenses	1,100,082

Net investment income	120,859

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(201,798)
Foreign currency transactions	8
Net change in unrealized appreciation/depreciation of investments	26,308,819

Net gain on investment and foreign currency transactions	26,107,029

NET INCREASE IN NET ASSETS FROM OPERATIONS	$26,227,888

See notes to financial statements.

11

GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$120,859	$(520,258)
Net realized loss on investment and foreign currency transactions	(201,790)	(17,774,738)
Net change in unrealized appreciation/depreciation of investments	26,308,819	(55,558,865)

Net increase (decrease) in net assets from operations	26,227,888	(73,853,861)
CAPITAL STOCK TRANSACTIONS
Net decrease	(12,151,870)	(36,261,841)

Total increase (decrease)	14,076,018	(110,115,702)
NET ASSETS
Beginning of period	87,239,726	197,355,428

End of period (including undistributed net investment income of $120,867 and $0, respectively)	$101,315,744	$87,239,726

See notes to financial statements.

12

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

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GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$100,917,939		$–0	–	$–0	–	$100,917,939
Short-Term Investments	–0	–	92,000		–0	–	92,000

Total Investments in Securities	100,917,939		92,000		–0	–	101,009,939
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$100,917,939		$92,000		$–0	–	$101,009,939

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $80,399.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $210,790, of which $3,525 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$176,385,641		$188,376,309
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$84,392,058

Gross unrealized appreciation	$16,987,874
Gross unrealized depreciation	(369,993)

Net unrealized appreciation	$16,617,881

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

16

AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	68,790	93,542	$967,991	$1,743,430
Shares redeemed	(484,909)	(826,834)	(6,961,806)	(14,986,519)

Net decrease	(416,119)	(733,292)	$(5,993,815)	$(13,243,089)

Class B
Shares sold	327,465	172,900	$4,584,978	$2,923,873
Shares redeemed	(756,810)	(1,457,854)	(10,743,033)	(25,942,625)

Net decrease	(429,345)	(1,284,954)	$(6,158,055)	$(23,018,752)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

17

GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$101,097
Accumulated capital and other losses	(65,046,233	)(a)
Unrealized appreciation/(depreciation)	16,650,595	(b)

Total accumulated earnings/(deficit)	$(48,294,541)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward of $65,046,233 of which $33,056,736 expires in the year 2010, $14,915,472 expires in the year 2011, $4,526,627 expires in the year 2016 and $12,547,398 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net increase in undistributed net investment income, and a corresponding net increase to accumulated net realized loss of investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a

18

AllianceBernstein Variable Products Series Fund

later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$13.19	$22.91	$20.27	$20.49		$18.30

Income From Investment Operations
Net investment income (loss) (a)	.04	(.04)	(.05)	(.04)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.33	(9.68)	2.69	(.18)		2.27

Net increase (decrease) in net asset value from operations	4.37	(9.72)	2.64	(.22)		2.19

Net asset value, end of period	$17.56	$13.19	$22.91	$20.27		$20.49

Total Return
Total investment return based on net asset value (b)	33.13%*	(42.43)%*	13.02%	(1.07)%		11.97%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,948	$33,992	$75,834	$93,459		$123,535
Ratio to average net assets of:
Expenses	1.06%	.94%	.90%	.90	%(c)	.88%
Net investment income (loss)	.28%	(.22)%	(.23)%	(.22	)%(c)	(.43)%
Portfolio turnover rate	197%	103%	60%	55%		49%

See footnote summary on page 21.

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AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$12.88	$22.42	$19.90	$20.15		$18.05

Income From Investment Operations
Net investment income (loss) (a)	.01	(.08)	(.10)	(.09)		(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.21	(9.46)	2.62	(.16)		2.22

Net increase (decrease) in net asset value from operations	4.22	(9.54)	2.52	(.25)		2.10

Net asset value, end of period	$17.10	$12.88	$22.42	$19.90		$20.15

Total Return
Total investment return based on net asset value (b)	32.76%*	(42.55)%*	12.66%	(1.24)%		11.64%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,368	$53,248	$121,521	$131,337		$167,595
Ratio to average net assets of:
Expenses	1.31%	1.19%	1.15%	1.15	%(c)	1.13%
Net investment income (loss)	.04%	(.47)%	(.49)%	(.47	)%(c)	(.68)%
Portfolio turnover rate	197%	103%	60%	55%		49%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.41% and 0.03%, respectively.

See notes to financial statements.

21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

22

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer	Lisa A. Shalett(2), Vice President P. Scott Wallace(2), Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary
William D. Baird(2), Vice President Frank V. Caruso(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Growth senior sector analysts, with oversight by the Adviser’s U.S. Growth Portfolio Oversight Group. Mr. William D. Baird, Mr. Frank V. Caruso, Ms. Lisa A. Shalett, Mr. P. Scott Wallace and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s distinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

25

GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI, and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

William D. Baird 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Frank V. Caruso 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Lisa A. Shalett 46	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2005.

P. Scott Wallace 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Vadim Zlotnikov 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$76.0	Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,500 (0.07% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth Portfolio	Class A 0.94% Class B 1.19%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	$76.0	U.S. Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.564	0.750

The Adviser also manages The AllianceBernstein Portfolios Growth Fund (“Growth Fund”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of the Growth Fund and what would have been the effective advisory fee of the Portfolio had the fee schedule of the Growth Fund been applicable to the Portfolio:5

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Portfolio Effective Adv. Fee (%)
Growth Portfolio	Growth Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.550	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

28

AllianceBernstein Variable Products Series Fund

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as the Portfolio are as follows:

Portfolio	ITM Mutual Fund	Fee (%)
Growth Portfolio	AllianceBernstein U.S. Growth Stock Fund Hedged/Unhedged	0.750

	AllianceBernstein U.S. Growth Stock Fund F/FVA[6]	0.700

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median	Rank
Growth Portfolio	0.750	0.751	3/8

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year end. This is the process that Lipper utilizes but given bear market conditions

6	This ITM fund is privately placed or institutional.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

29

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth Portfolio	0.939	0.912	6/8	0.873	30/39

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $214,608 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $491,529 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.13

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

30

AllianceBernstein Variable Products Series Fund

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

31

GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2009.20

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year	–	36.91	–	38.50	–	38.74	2/8	15/50
3 year	–	15.64	–	14.19	–	13.59	7/8	39/48
5 year	–	5.44	–	3.15	–	3.75	7/7	31/39
10 year	–	4.56	–	3.96	–	3.31	2/2	18/23

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
										Volatility (%)	Sharpe (%)
Growth Portfolio	–	36.91	–	15.64	–	5.44	–	4.56	5.02	19.50	–	0.31	10
Russell 3000 Growth Index22, [23]	–	36.51	–	11.38	–	4.75	–	5.04	4.33	18.94	–	0.35	10
Inception Date: September 15, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009. It should be noted that the inception date of the Portfolio’s benchmark is the nearest month-end after the Portfolio’s inception date. In contrast, the Portfolio’s since inception return goes back to the Portfolio’s actual inception date.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

23	Effective May 1, 2009, the Portfolio’s benchmark will change from Russell 3000 Index to Russell 1000 Index.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Growth & Income Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Growth & Income Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of US companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in high-quality securities of non-US issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, for the one-, five- and 10-year periods ended December 31, 2009.

The Portfolio’s Class A shares outperformed its benchmark for the annual reporting period ended December 31, 2009. For the period, the Portfolio’s largest positive contributor to performance was its position in Wyeth, which was purchased by Pfizer. The Portfolio’s holding in Lorillard, the third largest US tobacco manufacturer, was also a large contributor as better product pricing drove strong fundamental performance. Other strong performers included Joy Global Inc. and Goodrich Corp. These firms are more economically sensitive stocks that benefited from the improved prospects for global growth. Detractors included an underweight position versus the benchmark in Goldman Sachs and JPMorgan Chase, two financial franchises that the Portfolio’s Relative Value Investment Team (the “Team”) continues to harbor concern about long-term profitability and changes to their business models. Also detracting from performance was biotechnology concern Amgen and defense technology company SAIC Inc.

At the sector level, a large overweight in technology meaningfully helped performance, with more modest contributions from an overweight in health care and an underweight in utilities.

MARKET REVIEW AND INVESTMENT STRATEGY

2009 was truly a tale of two different investment environments. With the exception of the first quarter, when higher-quality companies proved to be strong relative performers, stock selection was generally weak. The Portfolio’s focus on cheap companies with strong fundamental success factors (e.g., strong relative earnings revisions) and strong balance sheets helped relative performance earlier in the year, but hurt relative performance later in the year as companies with more speculative fundamental characteristics than the Portfolio owns performed best.

In the Team’s analysis, stock selection detracted in 2009 because it adhered to its style discipline in a period when the market was unusually hostile to the Portfolio’s relative value style.

However, in 2009, quality and momentum were not favorable indicators. High-quality stocks underperformed, and the stocks with the worst performance in 2008 were the best performers in 2009. Furthermore, deep value stocks—those that look most attractive based on price-to-book, price-to-sales and price-to-cash—outperformed relative value stocks—those with the best free cash flow yields and earnings to price—by an extraordinarily wide margin, although over the past 30 years, relative value stocks have outperformed.

The Portfolio offers a compelling mix of companies with better-than-benchmark earnings stability, upward earnings revisions and valuations.

1

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

GROWTH & INCOME PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Growth & Income Portfolio Class A*	20.82%	-1.49%	2.02%
AllianceBernstein Growth & Income Portfolio Class B*	20.35%	-1.74%	1.76%
Russell 1000 Value Index	19.69%	-0.25%	2.47%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2009 by 0.54%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.62% and 0.87% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT 12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Growth & Income Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

GROWTH & INCOME PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Growth & Income Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,165.96	$3.33	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,022.13	$3.11	0.61%

Class B
Actual	$1,000	$1,163.84	$4.69	0.86%
Hypothetical (5% return before expenses)	$1,000	$1,020.87	$4.38	0.86%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

GROWTH & INCOME PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Exxon Mobil Corp.	$51,115,224	4.9%
Chevron Corp.	40,843,195	3.9
Amgen, Inc.	38,139,494	3.6
Qwest Communications International, Inc.	31,769,081	3.0
Comcast Corp.—Class A	31,291,485	3.0
Philip Morris International, Inc.	29,795,877	2.8
Occidental Petroleum Corp.	29,785,489	2.8
Raytheon Co.	28,254,083	2.7
Axis Capital Holdings Ltd.	23,360,407	2.2
BP PLC (Sponsored ADR)	21,472,088	2.0

	$325,826,423	30.9%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Energy	$185,289,801	17.4%
Health Care	171,819,667	16.1
Financials	156,285,849	14.6
Information Technology	148,424,208	13.9
Industrials	125,263,786	11.7
Consumer Discretionary	110,905,826	10.4
Consumer Staples	70,592,674	6.6
Telecommunication Services	60,920,686	5.7
Materials	10,666,482	1.0
Utilities	4,023,250	0.4
Short-Term Investments	23,425,000	2.2

Total Investments	$1,067,617,229	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

ENERGY–17.6%
ENERGY EQUIPMENT & SERVICES–2.6%
Cameron International Corp.(a)	194,155	$8,115,679
Dresser-Rand Group, Inc.(a)	91,400	2,889,154
Helmerich & Payne, Inc.	172,700	6,887,276
Noble Corp.	231,540	9,423,678

		27,315,787

OIL, GAS & CONSUMABLE FUELS–15.0%
BP PLC (Sponsored ADR)	370,400	21,472,088
Chevron Corp.	530,500	40,843,195
Exxon Mobil Corp.	749,600	51,115,224
Occidental Petroleum Corp.	366,140	29,785,489
Total SA (Sponsored ADR)	230,450	14,758,018

		157,974,014

		185,289,801

HEALTH CARE–16.3%
BIOTECHNOLOGY–3.6%
Amgen, Inc.(a)	674,200	38,139,494

HEALTH CARE PROVIDERS & SERVICES–6.0%
AmerisourceBergen Corp.–Class A	168,800	4,400,616
Cardinal Health, Inc.	284,100	9,159,384
Medco Health Solutions, Inc.(a)	314,694	20,112,094
Quest Diagnostics, Inc.	138,300	8,350,554
UnitedHealth Group, Inc.	691,000	21,061,680

		63,084,328

LIFE SCIENCES TOOLS & SERVICES–0.9%
Thermo Fisher Scientific, Inc.(a)	202,900	9,676,301

PHARMACEUTICALS–5.8%
Eli Lilly & Co.	433,100	15,466,001
Endo Pharmaceuticals Holdings, Inc.(a)	181,675	3,726,154
Forest Laboratories, Inc.(a)	288,320	9,257,955
Merck & Co., Inc.	358,979	13,117,093
Pfizer, Inc.	1,063,900	19,352,341

		60,919,544

		171,819,667

FINANCIALS–14.9%
CAPITAL MARKETS–3.8%
BlackRock, Inc.–Class A	44,050	10,228,410
The Goldman Sachs Group, Inc.	50,700	8,560,188
Morgan Stanley	205,700	6,088,720
SEI Investments Co.	345,700	6,056,664
State Street Corp.	192,800	8,394,512

		39,328,494

Company	Shares	U.S. $ Value

COMMERCIAL BANKS–0.3%
Wells Fargo & Co.	129,500	$3,495,205

DIVERSIFIED FINANCIAL SERVICES–3.3%
Bank of America Corp.	493,300	7,429,098
IntercontinentalExchange, Inc.(a)	66,800	7,501,640
JP Morgan Chase & Co.	469,000	19,543,230

		34,473,968

INSURANCE–7.5%
ACE Ltd.	175,890	8,864,856
Arch Capital Group Ltd.(a)	224,494	16,062,546
Axis Capital Holdings Ltd.	822,260	23,360,407
Loews Corp.	172,370	6,265,649
RenaissanceRe Holdings Ltd.	75,480	4,011,762
Transatlantic Holdings, Inc.	119,800	6,242,778
The Travelers Co., Inc.	284,400	14,180,184

		78,988,182

		156,285,849

INFORMATION TECHNOLOGY–14.1%
COMMUNICATIONS EQUIPMENT–1.0%
Cisco Systems, Inc.(a)	259,100	6,202,854
F5 Networks, Inc.(a)	75,560	4,003,169

		10,206,023

COMPUTERS & PERIPHERALS–3.3%
Dell, Inc.(a)	1,151,600	16,536,976
EMC Corp.(a)	1,025,600	17,917,232

		34,454,208

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Arrow Electronics, Inc.(a)	354,293	10,490,616

INTERNET SOFTWARE & SERVICES–0.5%
AOL, Inc.(a)	57,509	1,338,809
Ebay, Inc.(a)	175,900	4,140,686

		5,479,495

IT SERVICES–4.4%
Accenture PLC	146,618	6,084,647
Amdocs Ltd.(a)	422,800	12,062,484
Broadridge Financial Solutions, Inc.	170,500	3,846,480
Hewitt Associates, Inc.–Class A(a)	180,200	7,615,252
SAIC, Inc.(a)	903,400	17,110,396

		46,719,259

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.8%
Texas Instruments, Inc.	733,900	19,125,434

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

SOFTWARE–2.1%
Oracle Corp.	331,800	$8,142,372
Sybase, Inc.(a)	150,400	6,527,360
Symantec Corp.(a)	406,900	7,279,441

		21,949,173

		148,424,208

INDUSTRIALS–11.9%
AEROSPACE & DEFENSE–5.5%
Goodrich Corp.	125,300	8,050,525
ITT Corp.	110,600	5,501,244
L-3 Communications Holdings, Inc.	72,160	6,274,312
Raytheon Co.	548,410	28,254,083
United Technologies Corp.	137,900	9,571,639

		57,651,803

CONSTRUCTION & ENGINEERING–2.7%
Fluor Corp.	71,080	3,201,443
Foster Wheeler AG(a)	268,300	7,898,752
URS Corp.(a)	394,200	17,549,784

		28,649,979

ELECTRICAL EQUIPMENT–1.8%
Emerson Electric Co.	215,800	9,193,080
Hubbell, Inc.–Class B	202,420	9,574,466

		18,767,546

MACHINERY–1.9%
Dover Corp.	400,100	16,648,161
Joy Global, Inc.	68,740	3,546,297

		20,194,458

		125,263,786

CONSUMER DISCRETIONARY–10.5%
DIVERSIFIED CONSUMER SERVICES–1.3%
Apollo Group, Inc.– Class A(a)	218,765	13,252,784

MEDIA–6.5%
Comcast Corp.–Class A	1,855,960	31,291,485
Time Warner, Inc.	632,606	18,434,139
Viacom, Inc.–Class B(a)	649,500	19,309,635

		69,035,259

MULTILINE RETAIL–1.5%
Dollar Tree, Inc.(a)	198,300	9,577,890
Kohl’s Corp.(a)	112,400	6,061,732

		15,639,622

SPECIALTY RETAIL–1.2%
Advance Auto Parts, Inc.	92,180	3,731,446
Ross Stores, Inc.	216,500	9,246,715

		12,978,161

		110,905,826

Company	Shares	U.S. $ Value

CONSUMER STAPLES–6.7%
FOOD PRODUCTS–1.7%
Archer-Daniels-Midland Co.	425,800	$13,331,798
ConAgra Foods, Inc.	177,755	4,097,252

		17,429,050

HOUSEHOLD PRODUCTS–0.8%
Kimberly-Clark Corp.	135,500	8,632,705

TOBACCO–4.2%
Lorillard, Inc.	183,660	14,735,042
Philip Morris International, Inc.	618,300	29,795,877

		44,530,919

		70,592,674

TELECOMMUNICATION SERVICES–5.8%
DIVERSIFIED TELECOMMUNICATION SERVICES–5.8%
AT&T, Inc.	645,200	18,084,956
CenturyTel, Inc.	108,620	3,933,130
Qwest Communications International, Inc.	7,546,100	31,769,081
Verizon Communications, Inc.	215,319	7,133,519

		60,920,686

MATERIALS–1.0%
CHEMICALS–1.0%
CF Industries Holdings, Inc.	77,500	7,035,450
Terra Industries, Inc.	112,800	3,631,032

		10,666,482

UTILITIES–0.4%
MULTI-UTILITIES–0.4%
Public Service Enterprise Group, Inc.	121,000	4,023,250

Total Common Stocks (cost $922,785,075)		1,044,192,229

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.2%
TIME DEPOSIT–2.2%
State Street Time Deposit 0.01%, 1/04/10 (cost $23,425,000)	$23,425	23,425,000

TOTAL INVESTMENTS–101.4% (cost $946,210,075)		1,067,617,229
Other assets less liabilities–(1.4)%		(14,998,971)

NET ASSETS–100.0%		$1,052,618,258

7

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

GROWTH & INCOME PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $946,210,075)	$1,067,617,229
Cash	570
Dividends and interest receivable	1,332,679
Receivable for capital stock sold	185,820

Total assets	1,069,136,298

LIABILITIES
Payable for investment securities purchased	14,244,428
Payable for capital stock redeemed	1,324,723
Advisory fee payable	492,932
Distribution fee payable	178,291
Administrative fee payable	20,670
Transfer Agent fee payable	132
Accrued expenses	256,864

Total liabilities	16,518,040

NET ASSETS	$1,052,618,258

COMPOSITION OF NET ASSETS
Capital stock, at par	$69,676
Additional paid-in capital	1,428,329,204
Accumulated net realized loss on investment transactions	(497,187,776)
Net unrealized appreciation on investments	121,407,154

$1,052,618,258

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$215,084,939	14,148,907	$15.20
B	$837,533,319	55,527,160	$15.08

See notes to financial statements.

9

GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $362,705)	$21,884,581
Interest	934

21,885,515

EXPENSES
Advisory fee (see Note B)	5,444,254
Distribution fee—Class B	1,966,477
Transfer agency—Class A	3,541
Transfer agency—Class B	13,707
Printing	407,103
Custodian	182,283
Administrative	79,420
Legal	54,590
Audit	39,704
Directors’ fees	3,698
Miscellaneous	32,726

Total expenses	8,227,503

Net investment income	13,658,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(115,067,526)
Net change in unrealized appreciation/depreciation of investments	284,082,809

Net gain on investment transactions	169,015,283

NET INCREASE IN NET ASSETS FROM OPERATIONS	$182,673,295

See notes to financial statements.

10

GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$13,658,012		$22,390,737
Net realized loss on investment transactions	(115,067,526)		(378,196,121)
Net change in unrealized appreciation/depreciation of investments	284,082,809		(448,327,173)
Contributions from Adviser (see Note B)	–0	–	11,869

Net increase (decrease) in net assets from operations	182,673,295		(804,120,688)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(8,556,135)		(6,963,791)
Class B	(27,674,199)		(22,799,055)
Net realized gain on investment transactions
Class A	–0	–	(59,285,910)
Class B	–0	–	(235,239,159)
CAPITAL STOCK TRANSACTIONS
Net decrease	(125,738,477)		(54,046,163)

Total increase (decrease)	20,704,484		(1,182,454,766)
NET ASSETS
Beginning of period	1,031,913,774		2,214,368,540

End of period (including undistributed net investment income of $0 and $22,390,737, respectively)	$1,052,618,258		$1,031,913,774

See notes to financial statements.

11

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A : Significant Accounting Policies

The AllianceBernstein Growth & Income Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair

12

AllianceBernstein Variable Products Series Fund

value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$1,044,192,229		$–0	–	$–0	–	$1,044,192,229
Short-Term Investments	–0	–	23,425,000		–0	–	23,425,000

Total Investments in Securities	1,044,192,229		23,425,000		–0	–	1,067,617,229
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$1,044,192,229		$23,425,000		$–0	–	$1,067,617,229

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $11,869 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $79,420.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $2,249,648, of which $277,188 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D : Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,208,879,940		$1,352,023,545
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$963,499,985

Gross unrealized appreciation	$112,985,434
Gross unrealized depreciation	(8,868,190)

Net unrealized appreciation	$104,117,244

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

15

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	2,316,617	1,422,289	$30,462,102	$26,884,551
Shares issued in reinvestment of dividends and distributions	608,547	3,373,203	8,556,135	66,249,701
Shares redeemed	(4,947,858)	(5,634,317)	(66,046,095)	(106,311,617)

Net decrease	(2,022,694)	(838,825)	$(27,027,858)	$(13,177,365)

Class B
Shares sold	2,377,398	1,933,193	$31,795,717	$34,213,413
Shares issued in reinvestment of dividends and distributions	1,981,677	13,259,929	27,674,199	258,038,214
Shares redeemed	(12,060,791)	(18,180,823)	(158,180,535)	(333,120,425)

Net decrease	(7,701,716)	(2,987,701)	$(98,710,619)	$(40,868,798)

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

16

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$36,230,334		$69,586,813
Long-term capital gains	–0	–	254,701,102

Total taxable distributions	36,230,334		324,287,915

Total distributions paid	$36,230,334		$324,287,915

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(479,897,866	)(a)
Unrealized appreciation/(depreciation)	104,117,244	(b)

Total accumulated earnings/(deficit)	$(375,780,622)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $479,897,866 of which $242,328,682 expires in the year 2016 and $237,569,184 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to an excess distribution resulted in a net decrease in distribution in excess of net investment income and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

17

GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended December 31,
	2009		2008	2007	2006		2005
Net asset value, beginning of period	$13.10		$26.82	$27.19	$24.88		$24.08

Income From Investment Operations
Net investment income (a)	.21		.30	.39	.36		.31
Net realized and unrealized gain (loss) on investment transactions	2.47		(9.77)	.97	3.66		.85
Contributions from Adviser	–0	–	.00 (b)	.06	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.68		(9.47)	1.42	4.02		1.16

Less: Dividends and Distributions
Dividends from net investment income	(.58)		(.45)	(.41)	(.37)		(.36)
Distributions from net realized gain on investment transactions	–0	–	(3.80)	(1.38)	(1.34)		–0	–

Total dividends and distributions	(.58)		(4.25)	(1.79)	(1.71)		(.36)

Net asset value, end of period	$15.20		$13.10	$26.82	$27.19		$24.88

Total Return
Total investment return based on net asset value (c)	20.82	%*	(40.60)%*	5.12%**	17.29%		4.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$215,085		$211,920	$456,159	$529,732		$571,372
Ratio to average net assets of:
Expenses	.63%		.62%	.59%	.61	%(d)	.59%
Net investment income	1.58%		1.61%	1.43%	1.42	%(d)	1.29%
Portfolio turnover rate	125%		184%	74%	60%		72%

See footnote summary on page 20.

19

GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended December 31,
	2009		2008	2007	2006		2005
Net asset value, beginning of period	$12.97		$26.55	$26.93	$24.65		$23.87

Income From Investment Operations
Net investment income (a)	.18		.25	.32	.29		.25
Net realized and unrealized gain (loss) on investment transactions	2.42		(9.66)	.96	3.63		.83
Contributions from Adviser	–0	–	.00 (b)	.06	–0	–	–0	–

Net increase (decrease) in net asset value from operations	2.60		(9.41)	1.34	3.92		1.08

Less: Dividends and Distributions
Dividends from net investment income	(.49)		(.37)	(.34)	(.30)		(.30)
Distributions from net realized gain on investment transactions	–0	–	(3.80)	(1.38)	(1.34)		–0	–

Total dividends and distributions	(.49)		(4.17)	(1.72)	(1.64)		(.30)

Net asset value, end of period	$15.08		$12.97	$26.55	$26.93		$24.65

Total Return
Total investment return based on net asset value (c)	20.35	%*	(40.69)%*	4.86%**	16.98%		4.60%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$837,533		$819,994	$1,758,210	$2,013,964		$2,073,693
Ratio to average net assets of:
Expenses	.88%		.87%	.84%	.86	%(d)	.85%
Net investment income	1.33%		1.36%	1.18%	1.17	%(d)	1.05%
Portfolio turnover rate	125%		184%	74%	60%		72%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.54% and 0.46%, respectively.

**	Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Growth & Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Growth & Income Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Growth & Income Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the fiscal year ended December 31, 2009 qualifies for the corporate dividends received deduction.

22

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by Mr. Frank V. Caruso, a member of the Adviser’s Relative Value Investment Team.

23

GROWTH & INCOME PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

25

GROWTH & INCOME PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Frank V. Caruso 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Growth & Income Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$839.6	Growth & Income Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,500 (0.01% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Growth & Income Portfolio	Class A 0.62% Class B 0.87%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	$839.6	Relative Value Schedule	0.284	0.550
		65 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $25m

The Adviser also manages AllianceBernstein Growth & Income Fund, Inc. (“Growth & Income Fund, Inc.”), a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below are the fee schedule of AllianceBernstein Growth & Income Fund, Inc.5 and what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein retail mutual fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Growth & Income Fund, Inc.	0.550% on first $2.5 billion 0.450% on next $2.5 billion 0.400% on the balance	0.750	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the following fees for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio	Sub-Advised Fund	Sub-Advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Effective Portfolio Adv. Fee (%)
Growth & Income Portfolio	Client No. 1	0.30% on first $1 billion 0.25% on next $500 million 0.20% thereafter	0.300	0.550

	Client No.2[6]	0.30%	0.300	0.550

It is fair to note that the services the Adviser provides, pursuant to the sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

6	The client is an affiliate of the Adviser.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

29

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[9]	Lipper Exp. Group Median	Rank
Growth & Income Portfolio[10]	0.550	0.563	6/12

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.12

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Growth & Income Portfolio[15]	0.618	0.600	9/12	0.789	20/115

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	The Portfolio’s EG includes the Portfolio, five other variable insurance product (“VIP”) Large-Cap Value funds (“LCVE”) and six VIP Large-Cap Core funds (“LCCE”).

11	It should be noted that the expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

15	The Portfolio’s EU includes the Portfolio, EG and all other VIP LCVE and LCCE funds, excluding outliers.

30

AllianceBernstein Variable Products Series Fund

the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $3,154,150 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $119,023 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.16

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two

16	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

31

GROWTH & INCOME PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–39.29	–40.52	–40.87	2/6	21/59
3 year	–11.77	–13.21	–12.54	2/6	20/56
5 year	–4.25	–4.39	–4.21	2/5	26/48
10 year	0.65	0.65	–0.35	3/5	7/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
									Volatility (%)	Sharpe (%)
Growth & Income Portfolio		–39.29		–11.77		–4.25	0.65	7.23	16.43		–0.08	10
Russell 1000 Value Index		–41.78		–13.09		–3.52	0.05	8.76	14.94		–0.15	10
Inception Date: January 14, 1991

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper

21	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Global Thematic Growth Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009. Effective May 1, 2009, the Portfolio changed its name from AllianceBernstein Global Technology Portfolio to AllianceBernstein Global Thematic Growth Portfolio, eliminated its policy to invest at least 80% of its assets in companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements, and adopted its current investment strategy. The performance information shown below is for periods prior to implementation of these changes as well as for the period post-implementation, and may not be representative of performance the Portfolio will achieve under its new policies.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into the Portfolio’s broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macroeconomic insights, the Portfolio’s investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. The Adviser normally considers a universe of approximately 2,600 mid-to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

INVESTMENT RESULTS

The table on page 4 shows the Portfolio’s performance compared to its current benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) (the “Current Benchmark”), as well as its previous benchmark, the MSCI World Index (net) (the “Previous Benchmark”) for the one-, five- and 10-year periods ended December 31, 2009.

The Portfolio outperformed the current benchmark for the six-month period ended December 31, 2009 and, without fees, was essentially flat with the benchmark since May 1, 2009. As previously mentioned, at this time the Portfolio’s benchmark changed from the MSCI World Index to the MSCI AC World Index. Relative performance compared to the benchmark was driven almost equally by sector and security selection. Specifically, strong security selection in technology and consumer staples was offset by disappointing stock selection in health care, industrials and materials. Regionally, the Portfolio’s overweights in China, Hong Kong and Brazil helped performance, as did the Portfolio’s underweight in much of developed Europe and stock selection within Japan.

The Portfolio had a turnover ratio of 215% for the reporting period. The Portfolio’s ratio includes nearly 100% additional turnover due to the Portfolio’s transition from Variable Product Series Fund Technology Portfolio to Variable Product Series Fund Global Thematic Growth Portfolio during the period.

MARKET REVIEW AND INVESTMENT STRATEGY

The six-month period ended December 31, 2009, was an encouraging one for equity investors. As global macroeconomic conditions stabilized, and then improved, investors continued to move back into risky assets. While fixed-income enjoyed most of the asset flows, most cyclically exposed equities saw rapid price appreciation as well.

Materials, information technology, consumer discretionary and industrial stocks all outperformed the MSCI AC World Index, and the Portfolio was overweight in three of these four sectors. In short, the Portfolio’s Global Thematic Growth Portfolio Oversight Group’s decision to increase cyclical exposures late in 2008—anticipating a bottoming process in the global economy—was critical to

1

AllianceBernstein Variable Products Series Fund

the Portfolio’s outperformance from May through December 2009. Emerging markets proved especially resilient during this period, as China, Brazil and India essentially averted a major recession. Stocks with principal economic exposure to China and India accounted for five of the top 10 contributors to performance in the six-month period ended December 31, 2009.

2

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) nor the unmanaged MSCI World Index (net) reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in developed market countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI AC World Index and MSCI World Index values are calculated using net returns. Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Portfolio may invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Portfolio can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-US) countries. In addition, because the Portfolio will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio may invest in small- and mid-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. The Portfolio’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

3

GLOBAL THEMATIC GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Global Thematic Growth Portfolio Class A*	53.49%	1.84%	-5.48%
AllianceBernstein Global Thematic Growth Portfolio Class B*	53.14%	1.62%	-5.70%
Current Benchmark: MSCI AC World Index (net)	34.63%	3.10%	0.42%
Previous Benchmark: MSCI World Index (net)	29.99%	2.01%	-0.24%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2009, by 0.15%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.04% and 1.29% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Thematic Growth Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s current benchmark, the MSCI AC World Index, and its previous benchmark, the MSCI World Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

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GLOBAL THEMATIC GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Global Thematic Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,261.69	$5.64	0.99%
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04	0.99%

Class B
Actual	$1,000	$1,260.79	$7.07	1.24%
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.31	1.24%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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GLOBAL THEMATIC GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Impala Platinum Holdings Ltd.	$3,743,040	1.8%
Barrick Gold Corp.	3,685,968	1.8
Illumina, Inc.	3,635,090	1.8
Denbury Resources, Inc.	3,599,360	1.7
Rio Tinto PLC	3,536,145	1.7
Agnico Eagle Mines Ltd.	3,534,714	1.7
Perdigao SA (Sponsored ADR)	3,424,998	1.7
Shaw Group, Inc.	3,404,000	1.6
Yuanta Financial Holding Co. Ltd.	3,249,475	1.6
Schlumberger Ltd.	3,247,991	1.6

	$35,060,781	17.0%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$38,828,329	18.9%
Industrials	31,640,733	15.4
Information Technology	27,478,976	13.3
Energy	26,404,822	12.8
Health Care	21,613,870	10.5
Consumer Discretionary	21,257,577	10.3
Materials	19,758,714	9.6
Consumer Staples	11,064,427	5.4
Telecommunication Services	7,221,613	3.5
Short-Term Investments	698,000	0.3

Total Investments	$205,967,061	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

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GLOBAL THEMATIC GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United States	$79,885,955	38.8%
Japan	15,397,717	7.5
China	12,506,777	6.1
Canada	12,103,495	5.9
Brazil	11,620,479	5.6
Hong Kong	10,617,324	5.2
United Kingdom	8,457,766	4.1
India	6,616,447	3.2
Switzerland	6,592,267	3.2
South Korea	5,981,710	2.9
Germany	5,491,524	2.7
France	4,829,048	2.3
Singapore	4,408,375	2.1
Other*	20,760,177	10.1
Short-Term Investments	698,000	0.3

	$205,967,061	100.0%

*	“Other” country weightings represent 2.1% or less in the following countries: Australia, Indonesia, Israel, Italy, Netherlands, South Africa and Taiwan.

7

GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.2%

FINANCIALS–18.8%
CAPITAL MARKETS–8.1%
Credit Suisse Group AG (Sponsored ADR)	52,000	$2,556,320
The Goldman Sachs Group, Inc.	14,800	2,498,832
Greenhill & Co., Inc.	39,500	3,169,480
Nomura Holdings, Inc.	382,600	2,845,271
TD Ameritrade Holding Corp.(a)	122,200	2,368,236
Yuanta Financial Holding Co. Ltd.	4,441,000	3,249,475

		16,687,614

COMMERCIAL BANKS–4.8%
Itau Unibanco Holding SA (ADR)	125,570	2,868,019
Shinhan Financial Group Co. Ltd.(a)	57,210	2,117,003
Standard Chartered PLC	110,465	2,788,791
United Overseas Bank Ltd.	152,000	2,115,802

		9,889,615

INSURANCE–1.0%
China Life Insurance Co. Ltd.–Class H	428,000	2,097,051

REAL ESTATE MANAGEMENT & DEVELOPMENT–3.9%
Capitamalls Asia Ltd.(a)	1,268,000	2,292,572
Ciputra Development Tbk PT(a)	20,473,500	1,055,622
Kerry Properties Ltd.	453,500	2,293,813
Sun Hung Kai Properties Ltd.	167,000	2,483,143

		8,125,150

THRIFTS & MORTGAGE FINANCE–1.0%
Housing Development Finance Corp.	35,300	2,028,899

		38,828,329

INDUSTRIALS–15.3%
CONSTRUCTION & ENGINEERING–3.6%
GS Engineering & Construction Corp.(a)	21,810	2,022,200
Irb Infrastructure Developer	153,567	809,454
IVRCL Infrastructures and Projects Ltd.	152,300	1,142,558
Shaw Group, Inc.(a)	118,400	3,404,000

		7,378,212

ELECTRICAL EQUIPMENT–3.4%
A123 Systems, Inc.(a)	130,700	2,932,908
ABB Ltd. (Sponsored ADR)	132,300	2,526,930
Emerson Electric Co.	38,200	1,627,320

		7,087,158

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–1.3%
Jaiprakash Associates Ltd.	836,700	$2,635,537

MACHINERY–4.8%
Danaher Corp.	26,900	2,022,880
The Japan Steel Works Ltd.	211,000	2,690,474
NGK Insulators Ltd.	106,000	2,318,156
Weg SA	274,900	2,905,319

		9,936,829

MARINE–1.1%
China COSCO Holdings Co. Ltd.–Class H	1,957,500	2,385,109

ROAD & RAIL–1.1%
Canadian National Railway Co.	40,800	2,217,888

		31,640,733

INFORMATION TECHNOLOGY–13.3%
COMMUNICATIONS EQUIPMENT–2.5%
Juniper Networks, Inc.(a)	94,000	2,506,980
QUALCOMM, Inc.	59,900	2,770,974

		5,277,954

COMPUTERS & PERIPHERALS–2.4%
Apple, Inc.(a)	11,000	2,319,460
Toshiba Corp.(a)	471,000	2,613,532

		4,932,992

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–0.7%
Byd Co. Ltd.–Class H(a)	172,000	1,508,813

INTERNET SOFTWARE & SERVICES–3.1%
Equinix, Inc.(a)	22,000	2,335,300
Rackspace Hosting, Inc.(a)	79,600	1,659,660
Tencent Holdings Ltd.	108,400	2,347,227

		6,342,187

SOFTWARE–4.6%
Red Hat, Inc.(a)	83,300	2,573,970
Salesforce.com, Inc.(a)	34,800	2,567,196
Shanda Interactive Entertainment Ltd. (Sponsored ADR)(a)	41,400	2,178,054
VMware, Inc.–Class A(a)	49,500	2,097,810

		9,417,030

		27,478,976

ENERGY–12.8%
ENERGY EQUIPMENT & SERVICES–5.2%
National Oilwell Varco, Inc.	54,300	2,394,087
Saipem SpA	63,169	2,179,990
Schlumberger Ltd.	49,900	3,247,991
WorleyParsons Ltd.	110,600	2,871,796

		10,693,864

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AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL, GAS & CONSUMABLE FUELS–7.6%
Cameco Corp.	82,143	$2,664,925
Denbury Resources, Inc.(a)	243,200	3,599,360
EXCO Resources, Inc.	96,300	2,044,449
Occidental Petroleum Corp.	35,000	2,847,250
Petroleo Brasileiro SA (Sponsored ADR)	50,800	2,422,144
Tullow Oil PLC	101,658	2,132,830

		15,710,958

		26,404,822

HEALTH CARE–10.4%
BIOTECHNOLOGY–3.1%
Cepheid, Inc.(a)	122,500	1,528,800
Genomic Health, Inc.(a)	147,100	2,877,276
Gilead Sciences, Inc.(a)	45,200	1,956,256

		6,362,332

HEALTH CARE PROVIDERS & SERVICES–1.0%
Medco Health Solutions, Inc.(a)	34,500	2,204,895

HEALTH CARE TECHNOLOGY–1.2%
athenahealth, Inc.(a)	56,700	2,565,108

LIFE SCIENCES TOOLS & SERVICES–3.2%
Illumina, Inc.(a)	118,600	3,635,090
Qiagen NV(a)	130,900	2,921,688

		6,556,778

PHARMACEUTICALS–1.9%
Roche Holding AG	8,824	1,509,017
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	43,000	2,415,740

		3,924,757

		21,613,870

CONSUMER DISCRETIONARY–10.3%
AUTO COMPONENTS–1.0%
Johnson Controls, Inc.	78,200	2,130,168

AUTOMOBILES–3.7%
Hyundai Motor Co.(a)	17,800	1,842,507
Toyota Motor Corp.(Sponsored ADR)	32,900	2,768,864
Volkswagen AG	32,800	3,093,927

		7,705,298

HOTELS, RESTAURANTS & LEISURE–2.0%
Ctrip.com International Ltd. (ADR)(a)	27,700	1,990,522
Yum! Brands, Inc.	59,700	2,087,709

		4,078,231

INTERNET & CATALOG RETAIL–1.2%
Amazon.Com, Inc.(a)	18,500	2,488,620

Company	Shares	U.S. $ Value

MEDIA–2.4%
Publicis Groupe	65,000	$2,642,910
The Walt Disney Co.	68,600	2,212,350

		4,855,260

		21,257,577

MATERIALS–9.5%
CHEMICALS–2.5%
Linde AG	19,900	2,397,597
Monsanto Co.	35,000	2,861,250

		5,258,847

METALS & MINING–7.0%
Agnico Eagle Mines Ltd.	58,200	3,167,514
Agnico Eagle Mines Ltd. (ADR)	6,800	367,200
Barrick Gold Corp.	93,600	3,685,968
Impala Platinum Holdings Ltd.	136,936	3,743,040
Rio Tinto PLC	65,488	3,536,145

		14,499,867

		19,758,714

CONSUMER STAPLES–5.3%
BEVERAGES–1.1%
Heckmann Corp.(a)	471,000	2,350,290

FOOD PRODUCTS–3.1%
Chaoda Modern Agriculture Holdings Ltd.	2,908,000	3,103,000
Perdigao SA (Sponsored ADR)(a)	65,400	3,424,998

		6,527,998

PERSONAL PRODUCTS–1.1%
L’Oreal SA	19,574	2,186,139

		11,064,427

TELECOMMUNICATION SERVICES–3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.5%
China Unicom Hong Kong Ltd. (ADR)	208,800	2,737,368
Telekomunikasi Indonesia Tbk PT	2,333,500	2,322,825

		5,060,193

WIRELESS TELECOMMUNICATION SERVICES–1.0%
Softbank Corp.	92,200	2,161,420

		7,221,613

Total Common Stocks (cost $168,113,824)		205,269,061

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GLOBAL THEMATIC GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.4%
TIME DEPOSIT–0.4%
State Street Time Deposit 0.01%, 1/04/10 (cost $698,000)	$698	$698,000

TOTAL INVESTMENTS–99.6% (cost $168,811,824)		205,967,061
Other assets less liabilities–0.4%		927,372

NET ASSETS–100.0%		$206,894,433

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/10	5,532	$4,874,798	$4,964,111	$89,313
British Pound settling 1/15/10	5,319	8,448,380	8,590,773	142,393
Canadian Dollar settling 1/15/10	620	584,867	592,825	7,958
Canadian Dollar settling 1/15/10	1,772	1,675,793	1,694,333	18,540
Euro settling 1/15/10	10,872	15,946,180	15,585,415	(360,765)
Euro settling 1/15/10	1,066	1,596,207	1,528,150	(68,057)
Japanese Yen settling 1/15/10	110,818	1,211,788	1,189,926	(21,862)
Japanese Yen settling 1/15/10	119,300	1,326,528	1,281,003	(45,525)
Norwegian Krone settling 1/15/10	2,744	478,883	473,732	(5,151)
Swedish Krona settling 1/15/10	11,641	1,655,743	1,627,140	(28,603)
Swiss Franc settling 1/15/10	875	860,873	845,913	(14,960)

Sale Contracts:
Australian Dollar settling 1/15/10	1,566	1,413,863	1,405,242	8,621
Australian Dollar settling 1/15/10	3,966	3,619,768	3,558,869	60,899
Brazilian Real settling 1/05/10	148	84,846	84,788	58
British Pound settling 1/15/10	2,088	3,445,931	3,372,351	73,580
British Pound settling 1/15/10	1,911	3,175,490	3,086,477	89,013
Canadian Dollar settling 1/15/10	1,772	1,652,985	1,694,333	(41,348)
Canadian Dollar settling 1/15/10	620	578,358	592,825	(14,467)
Euro settling 1/15/10	2,335	3,484,030	3,347,309	136,721
Euro settling 1/15/10	3,397	5,103,789	4,869,726	234,063
Euro settling 1/15/10	2,618	3,952,604	3,753,000	199,604
Japanese Yen settling 1/15/10	119,300	1,311,594	1,281,002	30,592
Japanese Yen settling 1/15/10	110,818	1,218,343	1,189,926	28,417
Norwegian Krone settling 1/15/10	2,744	483,823	473,733	10,090
Swedish Krona settling 1/15/10	11,641	1,667,192	1,627,140	40,052
Swiss Franc settling 1/15/10	875	871,896	845,913	25,983

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

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GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $168,811,824)	$205,967,061
Cash	9,903
Foreign currencies, at value (cost $655,223)	656,152
Unrealized appreciation of forward currency exchange contracts	1,195,897
Receivable for investment securities sold and foreign currency transactions	508,876
Dividends and interest receivable	103,868
Receivable for capital stock sold	45,323

Total assets	208,487,080

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	600,738
Payable for capital stock redeemed	434,775
Payable for investment securities purchased	317,342
Advisory fee payable	130,018
Distribution fee payable	29,472
Administrative fee payable	21,240
Transfer Agent fee payable	125
Accrued expenses	58,937

Total liabilities	1,592,647

NET ASSETS	$206,894,433

COMPOSITION OF NET ASSETS
Capital stock, at par	$12,568
Additional paid-in capital	410,181,787
Undistributed net investment income	3,043,584
Accumulated net realized loss on investment and foreign currency transactions	(244,096,152)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	37,752,646

$206,894,433

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$65,358,067	3,905,545	$16.73
B	$141,536,366	8,662,662	$16.34

See notes to financial statements.

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GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $98,102)	$2,437,295
Interest	173

$2,437,468

EXPENSES
Advisory fee (see Note B)	1,207,404
Distribution fee—Class B	275,358
Transfer agency—Class A	3,091
Transfer agency—Class B	6,658
Custodian	122,168
Administrative	79,740
Printing	67,397
Legal	57,890
Audit	40,080
Directors’ fees	3,605
Miscellaneous	14,459

Total expenses	1,877,850

Net investment income	559,618

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(3,644,042)
Foreign currency transactions	2,519,000
Net change in unrealized appreciation/depreciation of:
Investments	68,043,005
Foreign currency denominated assets and liabilities	599,216

Net gain on investment and foreign currency transactions	67,517,179

Contributions from Adviser (see Note B)	19,268

NET INCREASE IN NET ASSETS FROM OPERATIONS	$68,096,065

See notes to financial statements.

12

GLOBAL THEMATIC GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$559,618	$(332,124)
Net realized loss on investment and foreign currency transactions	(1,125,042)	(45,118,780)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	68,642,221	(77,916,590)
Contributions from Adviser (see Note B)	19,268	2,781

Net increase (decrease) in net assets from operations	68,096,065	(123,364,713)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	13,985,231	(37,215,115)

Total increase (decrease)	82,081,296	(160,579,828)
NET ASSETS
Beginning of period	124,813,137	285,392,965

End of period (including accumulated net investment income/(loss) of $3,043,584 and ($35,034), respectively)	$206,894,433	$124,813,137

See notes to financial statements.

13

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Global Thematic Growth Portfolio (the “Portfolio”), formerly AllianceBernstein Global Technology Portfolio, is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable

14

AllianceBernstein Variable Products Series Fund

or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$15,753,459		$23,074,870		$–0	–	$38,828,329
Industrials	17,637,245		14,003,488		–0	–	31,640,733
Information Technology	21,009,404		6,469,572		–0	–	27,478,976
Energy	19,220,206		7,184,616		–0	–	26,404,822
Health Care	20,104,853		1,509,017		–0	–	21,613,870
Consumer Discretionary	13,678,233		7,579,344		–0	–	21,257,577
Materials	10,081,932		9,676,782		–0	–	19,758,714
Consumer Staples	5,775,288		5,289,139		–0	–	11,064,427
Telecommunication Services	2,737,368		4,484,245		–0	–	7,221,613
Short-Term Investments	–0	–	698,000		–0	–	698,000

Total Investments in Securities	125,997,988		79,969,073	+	–0	–	205,967,061
Other Financial Instruments*:
Assets	–0	–	1,195,897		–0	–	1,195,897
Liabilities	–0	–	(600,738)		–0	–	(600,738)

Total	$125,997,988		$80,564,232		$–0	–	$206,562,220

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Porfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Porfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Porfolio’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

15

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2009, the Adviser reimbursed the Portfolio $19,268 for trading losses incurred due to a trade entry error.

During the year ended December 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $2,781 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $79,740.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $600,953, of which $1,312 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently

16

AllianceBernstein Variable Products Series Fund

limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$360,097,963		$335,921,409
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$170,905,832

Gross unrealized appreciation	$37,247,673
Gross unrealized depreciation	(2,186,444)

Net unrealized appreciation	$35,061,229

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

17

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,195,897	Unrealized depreciation of forward currency exchange contracts	$600,738

Total		$1,195,897		$600,738

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,769,812	$595,159

Total		$2,769,812	$595,159

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $28,387,834.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	982,698	288,728	$13,729,875	$4,632,451
Shares redeemed	(739,230)	(1,161,277)	(9,788,412)	(18,867,326)

Net increase (decrease)	243,468	(872,549)	$3,941,463	$(14,234,875)

Class B
Shares sold	2,920,800	1,925,801	$39,132,269	$31,278,399
Shares redeemed	(2,210,816)	(3,401,467)	(29,088,501)	(54,258,639)

Net increase (decrease)	709,984	(1,475,666)	$10,043,768	$(22,980,240)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,928,441
Accumulated capital and other losses	(242,291,841	)(a)
Unrealized appreciation/(depreciation)	35,063,478	(b)

Total accumulated earnings/(deficit)	$(203,299,922)

(a)

On December 31, 2009, the Portfolio had a net capital loss carryforward of $242,291,841 of which $172,308,210 expires in the year 2010, $21,233,397 expires in the year 2011, $29,949,674 expires in the year 2016, and $18,800,560 expires in the year 2017. To the

19

GLOBAL THEMATIC GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. $15,961,952 of capital loss carryforward expired in the current fiscal year.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the tax treatment of derivatives.

During the current fiscal year, permanent differences primarily due to a tax treatment of foreign currency, contributions from advisor and a capital loss carryforward expiration resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008		2007		2006		2005
Net asset value, beginning of period	$10.90	$20.71		$17.23		$15.86		$15.27

Income From Investment Operations
Net investment income (loss) (a)	.07	.00	(b)	(.03)		(.05)		(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.76	(9.81)		3.51		1.42		.64
Contributions from Adviser	.00 (b)	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	5.83	(9.81)		3.48		1.37		.59

Net asset value, end of period	$16.73	$10.90		$20.71		$17.23		$15.86

Total Return
Total investment return based on net asset value (c)	53.49%*+	(47.37	)%*	20.20%		8.64%		3.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$65,358	$39,933		$93,919		$86,819		$99,781
Ratio to average net assets of:
Expenses	1.00%	.93%		.93%		.92	%(d)	.92%
Net investment income (loss)	.52%	.00	%(b)	(.15)%		(.30	)%(d)	(.32)%
Portfolio turnover rate	215%	141%		132%		117%		98%

See footnote summary on page 22.

21

GLOBAL THEMATIC GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007		2006		2005
Net asset value, beginning of period	$10.67	$20.31	$16.94		$15.63		$15.08

Income From Investment Operations
Net investment income (loss) (a)	.04	(.04)	(.07)		(.09)		(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.63	(9.60)	3.44		1.40		.63
Contributions from Adviser	.00 (b)	.00 (b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	5.67	(9.64)	3.37		1.31		.55

Net asset value, end of period	$16.34	$10.67	$20.31		$16.94		$15.63

Total Return
Total investment return based on net asset value (c)	53.14%*+	(47.46)%*	19.89%		8.38%		3.65%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,536	$84,880	$191,474		$177,350		$148,075
Ratio to average net assets of:
Expenses	1.25%	1.18%	1.17%		1.18	%(d)	1.17%
Net investment income (loss)	.27%	(.24)%	(.40)%		(.55	)%(d)	(.57)%
Portfolio turnover rate	215%	141%	132%		117%		98%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.15% and 0.03%, respectively.

+	Includes the impact of reimbursements from the Adviser, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.01%.

See notes to financial statements.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Global Thematic Growth Portfolio:

(formerly AllianceBernstein Global Technology Portfolio)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Thematic Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Thematic Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

23

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer	Catherine D. Wood(2), Vice President Vadim Zlotnikov(2), Vice President Emilie D. Wrapp, Secretary
Joseph G. Carson(2), Vice President	Joseph J. Mantineo, Treasurer and
Amy P. Raskin(2), Vice President	Chief Financial Officer
Lisa A. Shalett(2), Vice President	Phyllis J. Clarke, Controller
Stephen Tong(2), Vice President

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Global Thematic Growth Portfolio Oversight Group. Mses. Raskin, Shalett and Wood and Messrs. Carson, Tong and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

24

GLOBAL THEMATIC GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi- conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

25

GLOBAL THEMATIC GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, N.Y. 10105

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

26

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Joseph G. Carson 57	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Amy P. Raskin 38	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Lisa A. Shalett 46	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2005.

Stephen Tong 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Catherine D. Wood 54	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Vadim Zlotnikov 47	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

27

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Global Technology Portfolio (the “Portfolio”).2, 3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$110.2	Global Technology Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,750 (0.05% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio		Fiscal Year
Global Technology Portfolio	Class A Class B	0.93% 1.18%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	On February 3, 2009, the Board of Directors approved the Adviser’s proposal to broaden the Portfolio’s non-fundamental policy and change the Portfolio’s name to AllianceBernstein Global Thematic Growth Portfolio, effective May 1, 2009.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

28

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.5 However, with respect to the Portfolio, the Adviser represented that there is no institutional product that has a similar investment style as the Portfolio.

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth for International Technology Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
International Technology Portfolio Class A Class I (Institutional)	2.00 1.20	% %

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

29

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Global Technology Portfolio	0.750	0.765	3/9

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all portfolios that have the same investment classification/objective and load type as the subject Portfolio.9

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Technology Portfolio	0.927	0.927	5/9	0.968	7/16

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one portfolio.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $342,959 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $255,916 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

31

GLOBAL THEMATIC GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year	–	41.48	–	37.89	–	39.25	8/9	13/20
3 year	–	14.86	–	13.87	–	13.43	7/9	12/18
5 year	–	7.26	–	7.01	–	6.68	5/8	8/14
10 year	–	5.73		N/A	–	2.73	1/1	3/4

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmarks.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Technology Portfolio	–41.48	–14.86	–7.26	–5.73	1.37	29.65	–0.16	10
MSCI World IT Index (Net)[22]	–38.69	–13.15	–7.03	–7.14	2.76	29.52	–0.33	10
MSCI AC World Index (Net)	–41.43	–12.15	–2.63	–1.76	2.47	N/A	N/A	N/A

Inception Date: January 11, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

22	The benchmark will change effective May 1, 2009 from MSCI World IT Index (Net) to MSCI AC World Index (Net).

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Intermediate Bond Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds (sometimes referred to as “high yield securities” or “junk bonds”). The Portfolio may use leverage for investment purposes. The Portfolio may invest without limit in US Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Barclays Capital US Aggregate Bond Index, for the one-, five- and 10-year periods ended December 31, 2009.

The Portfolio outperformed its benchmark for the annual reporting period ended December 31, 2009. The Portfolio’s ability to capitalize on record wide credit yield spreads benefited performance for the annual reporting period. An overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations to non-investment grade corporates and an underweight in Treasuries all contributed to the Portfolio’s performance. Leverage did not have a meaningful impact on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Challenges from late 2008 continued into early 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic downturn. By the second quarter of 2009, however, signs of a bottoming of the recession resulted in a significant rally in credit sectors as well as equities. Capital markets rebounded on growing evidence that aggressive policy action on a global scale had been successful at staving off a depression-type scenario. Risk assets continued the rally into the third quarter as evidence mounted that the global economy was emerging from a deep recession and appeared on track for a return to modest economic growth in 2010.

Bond returns were bifurcated during 2009, with negative non-government bond returns early in the period reflecting the financial crisis in the fall of 2008 and risk aversion. Meanwhile Treasury and government-related debt benefited from investor risk aversion early in the 2009, and then underperformed later in the year as investor risk appetite returned.

The annual reporting period was marked by historic recovery of investment-grade corporate bonds, which returned 18.68% during the 12-month period; spreads tightened significantly from their wides to end the annual reporting period at 172 basis points over Treasuries. Spreads on CMBS similarly widened to historically high levels of almost 1600 basis points over Treasuries at the end of 2008, before ending the annual reporting period at 473 basis points over Treasuries. CMBS returned 28.45% for the annual reporting period. All data is according to Barclays Capital.

In the view of the US Investment Grade Core Fixed Income Team (the “Team”), opportunities in the credit markets remain compelling. While spreads have tightened significantly, the economic recovery continues to provide support for corporates. The Team believes that investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

1

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital US Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital US Aggregate Bond Index covers the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

A percentage of the Portfolio’s assets will be invested in foreign fixed-income securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater negative effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value for the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in mortgage-backed securities which involve risks described in the prospectus. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These types of transactions include the purchase and sale of futures contracts or options on futures contracts. Also, at the discretion of the Investment Manager, the Portfolio can invest up to 15% of its net assets in illiquid securities or make loans of portfolio securities of up to 30% of its total assets. In addition, the Portfolio may also enter into repurchase agreements. These financial instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERMEDIATE BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Intermediate Bond Portfolio Class A*	18.51%	4.28%	5.55%
AllianceBernstein Intermediate Bond Portfolio Class B*	18.20%	4.01%	5.29%
Barclays Capital US Aggregate Bond Index	5.93%	4.97%	6.33%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2009 by 0.01%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.64% and 0.89% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Intermediate Bond Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERMEDIATE BOND PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees of other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate Bond Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,101.11	$3.81	0.72%
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67	0.72%

Class B
Actual	$1,000	$1,099.16	$5.13	0.97%
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94	0.97%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERMEDIATE BOND PORTFOLIO
SECURITY TYPE BREAKDOWN
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

SECURITY TYPE	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Corporates—Investment Grades	$59,935,508	35.0%
Governments—Treasuries	37,528,099	21.9
Mortgage Pass-Thru’s	30,039,950	17.5
Commercial Mortgage-Backed Securities	15,107,806	8.8
Corporates—Non-Investment Grades	9,696,699	5.7
Agencies	4,083,071	2.4
Asset-Backed Securities	2,395,495	1.4
Governments—Sovereign Agencies	2,286,948	1.3
Inflation-Linked Securities	1,790,304	1.1
Governments—Sovereign Bonds	1,777,230	1.0
CMOs	1,376,048	0.8
Quasi-Sovereigns	906,750	0.5
Emerging Markets—Corporate Bonds	247,299	0.2
Short-Term Investments	3,995,000	2.3
Other*	221,482	0.1

Total Investments	$171,387,689	100.0%

*	“Other” represents less than 0.1% weightings in the following security types: Preferred Stocks, Supranationals, Warrants and Common Stocks.

5

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADES–35.1%
INDUSTRIAL–18.8%
BASIC–3.0%
Alcoa, Inc. 6.75%, 7/15/18	$178	$181,572
ArcelorMittal 6.125%, 6/01/18	555	572,669
ArcelorMittal USA, Inc. 6.50%, 4/15/14	165	176,104
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	407	463,854
The Dow Chemical Co. 7.375%, 11/01/29	15	16,378
7.60%, 5/15/14	241	274,232
8.55%, 5/15/19	313	373,454
Eastman Chemical 5.50%, 11/15/19	93	92,710
EI Du Pont de Nemours & Co. 5.875%, 1/15/14	239	264,009
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15	235	256,150
8.375%, 4/01/17	195	213,525
International Paper Co. 7.50%, 8/15/21	208	233,058
7.95%, 6/15/18	310	357,557
Packaging Corp. of America 5.75%, 8/01/13	155	166,114
PPG Industries, Inc. 5.75%, 3/15/13	455	485,799
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	460	505,301
Southern Copper Corp. 7.50%, 7/27/35	295	292,297
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)	124	131,440

		5,056,223

CAPITAL GOODS–1.1%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)	41	42,677
John Deere Capital Corp. 5.25%, 10/01/12	410	442,774
Owens Corning, Inc. 6.50%, 12/01/16	265	271,379
Republic Services, Inc. 5.25%, 11/15/21(a)	150	147,484
5.50%, 9/15/19(a)	230	233,554
Tyco International Finance SA 6.00%, 11/15/13	155	169,784
8.50%, 1/15/19	195	235,511
United Technologies Corp. 4.875%, 5/01/15	246	264,055

		1,807,218

	Principal Amount (000)	U.S. $ Value

COMMUNICATIONS–MEDIA–2.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	$170	$185,545
CBS Corp. 8.875%, 5/15/19	420	502,456
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	280	360,121
Comcast Corp. 5.30%, 1/15/14	325	346,871
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	160	163,094
6.375%, 6/15/15	216	224,370
News America Holdings, Inc. 9.25%, 2/01/13	235	274,185
News America, Inc. 6.55%, 3/15/33	210	215,089
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	185	225,102
RR Donnelley & Sons Co. 4.95%, 4/01/14	65	65,020
5.50%, 5/15/15	185	179,120
11.25%, 2/01/19	255	318,230
TCI Communications, Inc. 7.875%, 2/15/26	210	235,398
Time Warner Cable, Inc. 7.50%, 4/01/14	145	167,066
Time Warner Entertainment Co. 8.375%, 3/15/23	550	651,525
WPP Finance UK 5.875%, 6/15/14	120	123,924
8.00%, 9/15/14	415	471,963

		4,709,079

COMMUNICATIONS–TELECOMMUNICATIONS–2.5%
Alltel Corp. 7.875%, 7/01/32	170	202,170
AT&T Corp. 8.00%, 11/15/31(b)	20	24,410
British Telecommunications PLC 9.125%, 12/15/10(b)	310	332,109
Embarq Corp. 7.082%, 6/01/16	445	491,537
Pacific Bell Telephone Co. 6.625%, 10/15/34	535	530,103
Qwest Corp. 7.50%, 10/01/14	400	415,500
Telecom Italia Capital SA 4.00%, 1/15/10	380	380,293
6.175%, 6/18/14	355	384,782
6.375%, 11/15/33	40	39,437
US Cellular Corp. 6.70%, 12/15/33	575	565,483

6

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 4.90%, 9/15/15	$240	$254,736
5.25%, 4/15/13	290	312,611
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	179	190,714
Vodafone Group PLC 5.50%, 6/15/11	200	210,932

		4,334,817

CONSUMER CYCLICAL– AUTOMOTIVE–0.5%
Daimler Finance North America LLC 4.875%, 6/15/10	110	111,806
5.75%, 9/08/11	120	126,049
7.30%, 1/15/12	121	131,544
7.75%, 1/18/11	45	47,843
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	185	187,825
Volvo Treasury AB 5.95%, 4/01/15(a)	305	314,734

		919,801

CONSUMER CYCLICAL–ENTERTAINMENT–0.7%
Time Warner, Inc. 6.875%, 5/01/12	310	339,370
7.625%, 4/15/31	390	453,035
Viacom, Inc. 5.625%, 9/15/19	375	391,539

		1,183,944

CONSUMER CYCLICAL–OTHER–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	502	515,109
Toll Brothers Finance Corp. 5.15%, 5/15/15	40	38,274
6.875%, 11/15/12	7	7,332

		560,715

CONSUMER CYCLICAL–RETAILERS–0.2%
Wal-Mart Stores, Inc. 4.25%, 4/15/13	225	238,560

CONSUMER NON-CYCLICAL–3.6%
Altria Group, Inc. 9.70%, 11/10/18	230	284,318
Bottling Group LLC 6.95%, 3/15/14	355	408,466
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	206	204,239
5.875%, 5/15/13	350	364,323
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)	350	363,994

		Principal Amount (000)	U.S. $ Value

Campbell Soup Co. 6.75%, 2/15/11		$335	$356,435
ConAgra Foods, Inc. 7.875%, 9/15/10		11	11,515
Delhaize Group SA 5.875%, 2/01/14		105	112,771
Diageo Capital PLC 7.375%, 1/15/14		360	416,453
Fisher Scientific International, Inc. 6.125%, 7/01/15		230	237,187
Fortune Brands, Inc. 4.875%, 12/01/13		374	382,015
5.125%, 1/15/11		115	118,610
Kraft Foods, Inc. 5.25%, 10/01/13		220	232,482
The Kroger Co. 6.80%, 12/15/18		229	254,408
Pepsico, Inc. 4.65%, 2/15/13		385	411,244
Pfizer, Inc. 1.80%, 2/22/16	JPY	20,000	214,109
5.35%, 3/15/15		$405	442,627
The Procter & Gamble Co. 4.70%, 2/15/19		402	411,521
Reynolds American, Inc. 7.25%, 6/01/13		105	114,558
7.625%, 6/01/16		395	430,620
Ventas Realty LP/Ventas Capital Corp. 6.75%, 4/01/17		84	81,270
Whirlpool Corp. 8.60%, 5/01/14		55	62,274
Wyeth 5.50%, 2/01/14		251	273,458

			6,188,897

ENERGY–2.1%
Amerada Hess Corp. 7.875%, 10/01/29		165	197,893
Anadarko Petroleum Corp. 5.95%, 9/15/16		382	413,208
6.45%, 9/15/36		124	129,502
Apache Corp. 5.25%, 4/15/13		225	241,128
Baker Hughes, Inc. 6.50%, 11/15/13		205	231,399
Canadian Natural Resources Ltd. 5.15%, 2/01/13		60	63,858
Conoco, Inc. 6.95%, 4/15/29		155	175,699
Hess Corp. 8.125%, 2/15/19		29	34,973
Nabors Industries, Inc. 9.25%, 1/15/19		425	520,504
Noble Energy, Inc. 8.25%, 3/01/19		406	485,731

7

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

TNK-BP Finance SA 7.50%, 7/18/16(a)	$100	$102,750
Valero Energy Corp. 6.875%, 4/15/12	515	562,319
Weatherford International Ltd. 5.15%, 3/15/13	195	204,209
6.00%, 3/15/18	35	35,244
9.625%, 3/01/19	190	236,874

		3,635,291

OTHER INDUSTRIAL–0.3%
Noble Group Ltd. 6.75%, 1/29/20(a)	440	451,550

TECHNOLOGY–1.5%
Cisco Systems, Inc. 5.25%, 2/22/11	380	398,744
Computer Sciences Corp. 5.50%, 3/15/13	280	296,849
Dell, Inc. 5.625%, 4/15/14	250	272,360
Electronic Data Systems Corp. Series B 6.00%, 8/01/13(b)	566	625,668
Motorola, Inc. 6.50%, 9/01/25	125	108,602
7.50%, 5/15/25	25	23,921
7.625%, 11/15/10	22	22,792
Oracle Corp. 4.95%, 4/15/13	239	256,462
5.00%, 1/15/11	140	145,587
Xerox Corp. 7.625%, 6/15/13	40	40,798
8.25%, 5/15/14	375	430,171

		2,621,954

TRANSPORTATION–AIRLINES–0.2%
Southwest Airlines Co. 5.25%, 10/01/14	210	212,703
5.75%, 12/15/16	155	153,189

		365,892

		32,073,941

FINANCIAL INSTITUTIONS–11.9%
BANKING–6.9%
American Express Co. 7.25%, 5/20/14	210	236,958
8.125%, 5/20/19	405	479,950
ANZ National International Ltd. 6.20%, 7/19/13(a)	240	264,115
Bank of America Corp. 4.875%, 1/15/13	660	686,372
5.375%, 9/11/12	210	222,791

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC 5.75%, 9/14/26	GBP	75	$111,091
8.55%, 6/15/11(a)(c)		$365	335,800
BBVA International Preferred SA Unipersonal 5.919%, 4/18/17		170	136,850
The Bear Stearns Co., Inc. 5.70%, 11/15/14		450	495,150
Citigroup, Inc. 5.50%, 4/11/13		350	362,868
6.50%, 8/19/13		355	378,144
8.50%, 5/22/19		505	583,150
Compass Bank 5.50%, 4/01/20		250	230,615
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11		4	4,085
Credit Agricole SA 8.375%, 10/13/19(a)		232	245,920
Credit Suisse USA, Inc. 5.50%, 8/15/13		159	172,730
The Goldman Sachs Group, Inc. 4.75%, 7/15/13		460	481,269
6.00%, 5/01/14		175	191,409
7.50%, 2/15/19		540	629,534
Huntington National Bank 4.375%, 1/15/10		250	250,026
JP Morgan Chase & Co. 6.75%, 2/01/11		285	300,632
Marshall & Ilsley Bank 5.00%, 1/17/17		175	136,124
Merrill Lynch & Co., Inc. 6.05%, 5/16/16		535	539,814
Morgan Stanley 5.625%, 1/09/12		235	248,001
6.60%, 4/01/12		320	348,158
6.625%, 4/01/18		465	502,743
National Capital Trust II 5.486%, 3/23/15(a)		122	97,425
National City Bank of Cleveland Ohio 6.25%, 3/15/11		250	261,068
National Westminster Bank 6.50%, 9/07/21	GBP	50	68,561
Rabobank Nederland 11.00%, 6/30/19(a)		$90	109,733
Regions Financial Corp. 6.375%, 5/15/12		215	204,765
Standard Chartered PLC 6.409%, 1/30/17(a)(c)		100	79,373
UBS Preferred Funding Trust I 8.622%, 10/01/10(c)		180	167,485
UFJ Finance Aruba AEC 6.75%, 7/15/13		240	267,206
Union Bank of California 5.95%, 5/11/16		660	655,543

8

AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

Union Planters Corp. 7.75%, 3/01/11		$143	$142,177
VTB Capital SA 6.609%, 10/31/12(a)		135	137,538
Wachovia Corp. 5.50%, 5/01/13		505	536,478
Wells Fargo & Co. 5.625%, 12/11/17		565	587,688

			11,889,339

FINANCE–1.2%
General Electric Capital Corp. 4.80%, 5/01/13		435	454,693
5.625%, 5/01/18		455	466,257
Series A 4.375%, 11/21/11		155	161,430
HSBC Finance Corp. 7.00%, 5/15/12		280	304,461
International Lease Finance Corp. 5.65%, 6/01/14		65	49,124
SLM Corp. Series A 5.375%, 5/15/14		630	581,093

			2,017,058

INSURANCE–3.3%
Aetna, Inc. 6.00%, 6/15/16		135	141,734
The Allstate Corp. 6.125%, 5/15/37(c)		530	461,100
Coventry Health Care, Inc. 5.95%, 3/15/17		90	81,610
6.125%, 1/15/15		35	33,432
6.30%, 8/15/14		280	273,868
Genworth Financial, Inc. 1.60%, 6/20/11	JPY	15,000	154,587
6.515%, 5/22/18		$520	475,848
Guardian Life Insurance 7.375%, 9/30/39(a)		210	214,781
Humana, Inc. 6.30%, 8/01/18		275	266,335
6.45%, 6/01/16		40	40,432
7.20%, 6/15/18		85	86,933
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		145	142,923
Lincoln National Corp. 8.75%, 7/01/19		113	129,114
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		225	275,951
MetLife, Inc. 7.717%, 2/15/19		109	128,090
10.75%, 8/01/39		140	172,400
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		360	380,038

	Principal Amount (000)	U.S. $ Value

Principal Financial Group, Inc. 7.875%, 5/15/14	$325	$358,701
Prudential Financial, Inc. 5.15%, 1/15/13	325	341,894
6.20%, 1/15/15	45	48,414
8.875%, 6/15/38	170	180,200
Series D 7.375%, 6/15/19	35	39,241
UnitedHealth Group, Inc. 5.25%, 3/15/11	95	98,440
6.00%, 2/15/18	430	444,168
Wellpoint, Inc. 5.875%, 6/15/17	45	46,361
7.00%, 2/15/19	95	106,251
XL Capital Ltd. 5.25%, 9/15/14	110	107,725
6.25%, 5/15/27	200	181,870
Series E 6.50%, 4/15/17(c)	240	181,200

		5,593,641

REITS–0.5%
HCP, Inc. 5.95%, 9/15/11	225	232,137
Simon Property Group LP 5.00%, 3/01/12	220	227,395
5.625%, 8/15/14	420	432,576

		892,108

		20,392,146

UTILITY–3.2%
ELECTRIC–2.1%
Allegheny Energy Supply 5.75%, 10/15/19(a)	425	412,815
Ameren Corp. 8.875%, 5/15/14	235	263,957
Carolina Power & Light Co. 6.50%, 7/15/12	480	526,262
FirstEnergy Corp. Series B 6.45%, 11/15/11	19	20,373
Series C 7.375%, 11/15/31	420	455,239
MidAmerican Energy Holdings Co. 5.875%, 10/01/12	240	261,382
Nisource Finance Corp. 6.80%, 1/15/19	450	481,251
Pacific Gas & Electric Co. 4.80%, 3/01/14	215	228,330
Progress Energy, Inc. 7.10%, 3/01/11	73	77,265
Public Service Company of Colorado Series 10 7.875%, 10/01/12	210	240,953
The Southern Co. Series A 5.30%, 1/15/12	156	167,141

9

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

		Principal Amount (000)	U.S. $ Value

SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		$235	$245,255
Union Electric Co. 6.70%, 2/01/19		45	49,682
Wisconsin Energy Corp. 6.25%, 5/15/67(c)		204	181,560

			3,611,465

NATURAL GAS–0.8%
Duke Energy Field Services Corp. 7.875%, 8/16/10		70	72,774
Energy Transfer Partners LP 6.70%, 7/01/18		279	298,725
7.50%, 7/01/38		336	368,148
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		95	101,159
TransCanada Pipelines Ltd. 6.35%, 5/15/67(c)		235	220,493
Williams Co., Inc. 7.875%, 9/01/21		289	331,489

			1,392,788

OTHER UTILITY–0.3%
Veolia Environnement 6.00%, 6/01/18		350	369,576

			5,373,829

NON CORPORATE SECTORS–1.2%
AGENCIES - NOT GOVERNMENT GUARANTEED–1.2%
Gaz Capital SA 6.212%, 11/22/16(a)		460	440,450
6.51%, 3/07/22(a)		477	437,647
Petrobras International Finance 5.75%, 1/20/20		670	681,582
TransCapitalInvest Ltd. for OJSC AK Transneft 8.70%, 8/07/18(a)		465	535,913

			2,095,592

Total Corporates–Investment Grades (cost $56,192,226)			59,935,508

GOVERNMENTS–TREASURIES–22.0%
BRAZIL–0.6%
Republic of Brazil 12.50%, 1/05/16	BRL	1,615	1,044,166

CANADA–2.5%
Canadian Government Bond 3.75%, 6/01/19	CAD	4,405	4,258,216

	Principal Amount (000)	U.S. $ Value

UNITED STATES–18.9%
U.S. Treasury Bonds 3.75%, 11/15/18	$5,763	$5,762,550
4.50%, 2/15/36	3,060	3,014,100
U.S. Treasury Notes 0.875%, 2/28/11–5/31/11	8,395	8,410,368
1.75%, 11/15/11	7,525	7,619,943
2.375%, 8/31/14	6,770	6,720,281
2.625%, 7/31/14	695	698,475

		32,225,717

Total Governments–Treasuries (cost $37,870,470)		37,528,099

MORTGAGE PASS–THRU’S–17.6%
AGENCY FIXED RATE 30-YEAR–15.6%
Federal Home Loan Mortgage Corp. Gold Series 2005 4.50%, 8/01/35–10/01/35	3,718	3,722,870
5.50%, 1/01/35	6,212	6,534,806
Series 2007 5.50%, 7/01/35	240	253,091
Federal National Mortgage Association 6.50%, TBA	1,600	1,713,501
Series 2002 7.00%, 3/01/32	19	21,069
Series 2003 5.00%, 11/01/33	262	270,158
5.50%, 4/01/33–7/01/33	969	1,018,538
Series 2004 5.50%, 4/01/34–11/01/34	821	862,927
6.00%, 9/01/34	446	475,699
Series 2005 4.50%, 8/01/35	815	817,806
5.00%, 10/01/35	2,055	2,113,046
5.50%, 2/01/35	993	1,044,008
Series 2006 5.00%, 2/01/36	1,813	1,864,184
Series 2007 4.50%, 9/01/35–8/01/37	999	1,002,136
5.00%, 7/01/36	283	291,098
Series 2008 6.00%, 3/01/37	3,615	3,846,849
Government National Mortgage Association 6.00%, TBA	700	739,593
Series 1994 9.00%, 9/15/24	6	6,355

		26,597,734

AGENCY ARMS–2.0%
Federal Home Loan Mortgage Corp. Series 2007 6.075%, 1/01/37(d)	201	210,350

10

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Series 2009 4.712%, 4/01/36(c)	$978	$1,020,893
Federal National Mortgage Association Series 2003 4.786%, 12/01/33(c)	331	348,024
Series 2006 5.45%, 2/01/36(c)	373	392,543
5.809%, 11/01/36(d)	519	544,304
6.177%, 3/01/36(c)	298	313,175
Series 2007 4.734%, 3/01/34(c)	589	612,927

		3,442,216

Total Mortgage Pass-Thru’s (cost $29,095,572)		30,039,950

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.8%
NON-AGENCY FIXED RATE CMBS–8.8%
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4 5.179%, 9/10/47	470	461,578
Series 2006-5, Class A4 5.414%, 9/10/47	455	427,357
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 5.816%, 12/10/49	1,085	983,956
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	1,095	941,003
Series 2006-C5, Class A3 5.311%, 12/15/39	225	187,699
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.30%, 4/10/37	235	150,086
Series 2007-GG11, Class A4 5.736%, 12/10/49	420	372,819
Series 2007-GG9, Class A4 5.444%, 3/10/39	680	600,810
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, 8/10/38	300	294,803
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44	545	524,951
Series 2006-CB15, Class A4 5.814%, 6/12/43	1,035	996,023
Series 2006-CB17, Class A4 5.429%, 12/12/43	420	396,751
Series 2007-C1, Class A4 5.716%, 2/15/51	1,115	884,944

	Principal Amount (000)	U.S. $ Value

Series 2007-LD11, Class A4 5.818%, 6/15/49	$1,105	$962,290
Series 2007-LDPX, Class A3 5.42%, 1/15/49	1,110	936,347
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.224%, 6/15/29	830	826,966
Series 2006-C1, Class A4 5.156%, 2/15/31	1,240	1,200,409
Series 2006-C6, Class A4 5.372%, 9/15/39	475	452,795
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class AM 5.204%, 12/12/49	285	205,467
Series 2007-9, Class A4 5.70%, 9/12/49	1,105	937,704
Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	1,080	978,202
Series 2007-C31, Class A4 5.509%, 4/15/47	1,100	882,703
Series 2007-C32, Class A3 5.74%, 6/15/49	615	502,143

Total Commercial Mortgage-Backed Securities (cost $16,083,517)		15,107,806

CORPORATES– NON-INVESTMENT GRADES–5.7%
INDUSTRIAL–3.7%
BASIC–0.5%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	179	120,378
Steel Capital SA for OAO Severstal 9.25%, 4/19/14(a)	228	229,425
United States Steel Corp. 5.65%, 6/01/13	495	492,529
Westvaco Corp. 8.20%, 1/15/30	50	51,439

		893,771

CAPITAL GOODS–1.3%
Bombardier, Inc. 6.30%, 5/01/14(a)	270	267,300
8.00%, 11/15/14(a)	225	233,719
Case New Holland, Inc. 7.125%, 3/01/14	175	177,625
CNH America LLC 7.25%, 1/15/16	170	167,875
Masco Corp. 6.125%, 10/03/16	635	605,118
Mohawk Industries, Inc. 6.875%, 1/15/16(b)	355	353,225

11

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Textron Financial Corp. 4.60%, 5/03/10	$34	$33,991
5.125%, 11/01/10	100	100,810
5.40%, 4/28/13	69	68,967
United Rentals North America, Inc. 7.75%, 11/15/13	220	206,800

		2,215,430

COMMUNICATIONS– MEDIA–0.4%
Clear Channel Communications, Inc. 5.50%, 9/15/14	238	155,890
CSC Holdings, Inc. 8.50%, 4/15/14(a)	160	170,400
Quebecor Media, Inc. 7.75%, 3/15/16	230	229,425
RH Donnelley Corp. Series A-4 8.875%, 10/15/17(e)	545	51,094
Univision Communications, Inc. 12.00%, 7/01/14(a)	41	45,151
WDAC Subsidiary Corp. 8.375%, 12/01/14(a)	70	5,600

		657,560

COMMUNICATIONS-TELECOMMUNICATIONS–0.4%
Frontier Communications Corp. 6.25%, 1/15/13	210	210,525
Mobile Telesystems Finance SA 8.00%, 1/28/12(a)	231	241,973
Windstream Corp. 7.875%, 11/01/17(a)	115	113,562

		566,060

CONSUMER CYCLICAL–AUTOMOTIVE–0.4%
Affinia Group, Inc. 9.00%, 11/30/14	85	82,450
Ford Motor Credit Co. LLC 3.034%, 1/13/12(d)	240	223,200
7.00%, 10/01/13	204	203,693
The Goodyear Tire & Rubber Co. 9.00%, 7/01/15	165	171,600
Visteon Corp. 7.00%, 3/10/14(e)	165	43,312

		724,255

CONSUMER CYCLICAL-OTHER–0.3%
Broder Brothers Co. 12.00%, 10/15/13(f)(g)	37	26,855
Greektown Holdings LLC 10.75%, 12/01/13(e)(f)	55	8,319
Harrah’s Operating Co., Inc. 10.00%, 12/15/18(a)	135	108,338

		Principal Amount (000)	U.S. $ Value

Starwood Hotels & Resorts Worldwide, Inc. 7.875%, 5/01/12		$362	$390,507

			534,019

CONSUMER CYCLICAL–RETAILERS–0.0%
Limited Brands, Inc. 6.90%, 7/15/17		45	44,944

CONSUMER NON-CYCLICAL–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		155	163,525
HCA, Inc. 7.875%, 2/15/20(a)		125	130,156
8.50%, 4/15/19(a)		40	43,100

			336,781

ENERGY–0.1%
Tesoro Corp. 6.50%, 6/01/17		190	176,700

SERVICES–0.0%
Travelport LLC 9.875%, 9/01/14		35	36,137

TECHNOLOGY–0.1%
Flextronics International Ltd. 6.50%, 5/15/13		145	145,363

TRANSPORTATION– AIRLINES–0.0%
Continental Airlines, Inc. Series 2003-ERJ1 7.875%, 7/02/18		38	32,565

			6,363,585

FINANCIAL INSTITUTIONS–1.2%
BANKING–0.8%
ABN Amro Bank NV 4.31%, 3/10/16(c)	EUR	125	87,357
BankAmerica Capital II Series 2 8.00%, 12/15/26		$98	96,040
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(c)	EUR	200	133,320
Dexia Credit Local 4.30%, 11/18/15(c)		300	193,529
LBG Capital No.1 PLC 8.00%, 12/29/49(a)		$770	592,900
RBS Capital Trust III 5.512%, 9/30/14(c)		335	167,500
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(c)		115	78,200
Zions Bancorporation 5.50%, 11/16/15		85	60,094

			1,408,940

12

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

BROKERAGE–0.0%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(e)	$75	$14,625
7.875%, 11/01/09(e)	43	8,385

		23,010

INSURANCE–0.3%
Crum & Forster Holdings Corp. 7.75%, 5/01/17	95	90,369
ING Capital Funding Trust III 8.439%, 12/31/10(c)	270	232,200
ING Groep NV 5.775%, 12/08/15(c)	90	66,482
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)	80	66,000

		455,051

OTHER FINANCE–0.1%
Aiful Corp. 6.00%, 12/12/11(a)	125	88,750

		1,975,751

UTILITY–0.8%
ELECTRIC–0.6%
The AES Corp. 7.75%, 3/01/14–10/15/15	165	167,475
Dynegy Holdings, Inc. 8.375%, 5/01/16	205	194,750
Dynegy Roseton/Danskammer Pass Through Trust Series B 7.67%, 11/08/16	195	188,175
NRG Energy, Inc. 7.25%, 2/01/14	260	263,250
RRI Energy, Inc. 7.625%, 6/15/14	95	94,050
7.875%, 6/15/17	155	152,288

		1,059,988

NATURAL GAS–0.2%
Enterprise Products Operating LLC Series A 8.375%, 8/01/66(c)	305	297,375

		1,357,363

Total Corporates–Non-Investment Grades (cost $10,082,572)		9,696,699

AGENCIES–2.4%
AGENCY DEBENTURES–2.4%
Federal Home Loan Mortgage Corp. 4.75%, 1/19/16	1,810	1,952,031
Federal National Mortgage Association 5.375%, 6/12/17	870	964,621
6.25%, 5/15/29	1,020	1,166,419

Total Agencies (cost $4,067,456)		4,083,071

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.4%
CREDIT CARDS–FLOATING RATE–0.5%
Chase Issuance Trust Series 2007-A1, Class A1 0.253%, 3/15/13(d)	$875	$871,476

HOME EQUITY LOANS–FLOATING RATE–0.4%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(d)	224	195,393
HFC Home Equity Loan Asset Backed Certificates Series 2005-3, Class A1 0.493%, 1/20/35(d)	128	112,764
Home Equity Asset Trust Series 2007-2, Class M1 0.661%, 7/25/37(d)	475	4,133
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.341%, 11/25/36(d)	419	297,859
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.591%, 3/25/37(d)	160	1,580
RAAC Series Series 2006-SP3, Class A1 0.311%, 8/25/36(d)	8	8,311
Residential Asset Mortgage Products, Inc. Series 2005-RS3, Class AIA2 0.401%, 3/25/35(d)	2	2,150

		622,190

CREDIT CARDS–FIXED RATE–0.3%
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5 2.25%, 12/23/14	530	524,671

HOME EQUITY LOANS–FIXED RATE–0.2%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.361%, 12/25/32	107	78,552
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	87	74,117
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	374	125,705

13

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

Home Equity Mortgage Trust Series 2005-4, Class A3 4.742%, 1/25/36	$4	$3,784

		282,158

OTHER ABS–FIXED RATE–0.0%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	100	95,000

Total Asset-Backed Securities (cost $3,458,206)		2,395,495

GOVERNMENTS–SOVEREIGN AGENCIES–1.3%
GERMANY–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	70	75,059

UNITED KINGDOM–1.3%
The Royal Bank of Scotland PLC 1.45%, 10/20/11(a)	1,307	1,304,075
2.625%, 5/11/12(a)	895	907,814

		2,211,889

Total Governments–Sovereign Agencies (cost $2,272,910)		2,286,948

INFLATION-LINKED SECURITIES–1.0%
UNITED STATES–1.0%
U.S. Treasury Notes 3.00%, 7/15/12 (TIPS) (cost $1,744,605)	1,665	1,790,304

GOVERNMENTS–SOVEREIGN BONDS–1.0%
CROATIA–0.3%
Republic of Croatia 6.75%, 11/05/19(a)	435	468,528

LITHUANIA–0.2%
Republic of Lithuania 6.75%, 1/15/15(a)	430	437,789

PERU–0.3%
Republic of Peru 8.375%, 5/03/16	255	307,913
9.875%, 2/06/15	145	183,425

		491,338

POLAND–0.2%
Poland Government International Bond 6.375%, 7/15/19	350	379,575

Total Governments–Sovereign Bonds (cost $1,630,053)		1,777,230

	Principal Amount (000)	U.S. $ Value

CMOS–0.8%
NON-AGENCY ARMS–0.5%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.873%, 5/25/36(c)	$137	$84,484
Series 2007-1, Class 21A1 5.56%, 1/25/47(c)	218	117,420
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.128%, 5/25/35(c)	331	281,618
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(d)	424	274,331
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.856%, 5/25/36(c)	195	109,413

		867,266

NON-AGENCY FLOATING RATE–0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.544%, 12/25/35(d)	127	69,763
Series 2007-OA3, Class M1 0.541%, 4/25/47(d)	145	1,300
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.332%, 2/25/47(d)	320	160,367
Series 2007-OA3, Class B1 0.681%, 4/25/47(d)	448	6,817

		238,247

NON-AGENCY FIXED RATE–0.1%
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 6.05%, 7/25/36	388	223,278

AGENCY FIXED RATE–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.557%, 5/28/35	50	47,257

Total CMOs (cost $2,781,961)		1,376,048

QUASI-SOVEREIGNS–0.5%
QUASI-SOVEREIGN BONDS–0.5%
RUSSIA–0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a) (cost $877,277)	900	906,750

14

AllianceBernstein Variable Products Series Fund

	Principal Amount (000)	U.S. $ Value

EMERGING MARKETS–CORPORATE BONDS–0.1%
INDUSTRIAL–0.1%
ENERGY–0.1%
Ecopetrol SA 7.625%, 7/23/19	$143	$158,516

FINANCIAL INSTITUTIONS–0.0%
OTHER FINANCE–0.0%
MMG Fiduc (AES El Salvador) 6.75%, 2/01/16(a)	100	88,783

Total Emerging Markets–Corporate Bonds (cost $242,168)		247,299

	Shares
PREFERRED STOCKS–0.1%
FINANCIAL INSTITUTIONS–0.1%
REITS–0.1%
Sovereign REIT 12.00%(a)	93	104,276

NON CORPORATE SECTORS–0.0%
AGENCIES–GOVERNMENT SPONSORED–0.0%
Federal Home Loan Mortgage Corp. Series Z 8.375%(c)	2,400	2,520
Federal National Mortgage Association 8.25%(c)	2,950	3,245

		5,765

Total Preferred Stocks (cost $221,408)		110,041

	Principal Amount (000)	U.S. $ Value

SUPRANATIONALS–0.1%
European Investment Bank 4.875%, 2/15/36 (cost $109,791)	$110	$104,753

	Shares
WARRANTS–0.0%
Charter Communications, Inc., expiring 11/30/14(h) (cost $2,140)	1,070	6,688

COMMON STOCK–0.0%
Broder Brothers Co.(h) (cost $0)	3,463	0

	Principal Amount (000)
SHORT-TERM INVESTMENTS–2.3%
TIME DEPOSIT–2.3%
State Street Time Deposit 0.01%, 1/04/10 (cost $3,995,000)	$3,995	3,995,000

TOTAL INVESTMENTS–100.2% (cost $170,727,332)		171,387,689
Other assets less liabilities–(0.2)%		(400,038)

NET ASSETS–100.0%		$170,987,651

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank	$7,615	9/17/10	SIFMA	*	2.787%	$186,653

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	5	March 2010	$577,977	$576,875	$(1,102)

15

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/10/10	4,683	$4,233,070	$4,191,633	$(41,437)
Brazilian Real settling 1/05/10	1,850	1,030,905	1,062,881	31,976
Brazilian Real settling 1/05/10	1,850	1,062,759	1,062,881	122
Brazilian Real settling 2/02/10	1,850	1,029,758	1,056,495	26,737
Euro settling 1/25/10	60	86,051	86,011	(40)
Euro settling 1/26/10**	653	961,311	935,548	(25,763)
Euro settling 2/03/10***	580	831,217	831,167	(50)
Euro settling 2/03/10***	581	830,016	832,929	2,913
Hungarian Forint settling 1/26/10	120,106	641,662	636,973	(4,689)
Hungarian Forint settling 1/26/10	59,215	307,241	314,039	6,798
Japanese Yen settling 1/08/10	4,375	49,116	46,979	(2,137)
New Zealand Dollar settling 1/21/10	1,195	872,877	866,406	(6,471)
Norwegian Krone settling 2/22/10	27,839	4,830,102	4,797,903	(32,199)
Norwegian Krone settling 2/22/10	1,702	289,129	293,266	4,137
Polish Zloty settling 2/03/10	4,893	1,769,118	1,705,547	(63,571)
South Korean Won settling 1/14/10****	2,090,090	1,804,485	1,794,385	(10,100)

Sale Contracts:
Brazilian Real settling 1/05/10	1,850	1,061,539	1,062,880	(1,341)
Brazilian Real settling 1/05/10	1,850	1,062,758	1,062,880	(122)
Brazilian Real settling 2/02/10	1,850	1,024,541	1,056,495	(31,954)
Brazilian Real settling 2/02/10	390	221,339	222,663	(1,324)
British Pound settling 1/11/10	93	154,025	150,282	3,743
Canadian Dollar settling 1/13/10	4,571	4,291,738	4,370,461	(78,723)
Canadian Dollar settling 1/13/10	956	899,755	913,708	(13,953)
Euro settling 1/25/10	989	1,469,076	1,417,226	51,850
Euro settling 1/25/10	130	194,643	186,358	8,285
Euro settling 1/25/10	1,046	1,566,669	1,500,089	66,580
Hungarian Forint settling 1/26/10**	179,321	961,311	951,012	10,299
Japanese Yen settling 1/08/10	27,595	305,389	296,294	9,095
Japanese Yen settling 1/14/10****	162,324	1,804,485	1,742,976	61,509
Polish Zloty settling 2/03/10***	2,439	831,217	850,153	(18,936)
Polish Zloty settling 2/03/10***	2,439	830,016	850,153	(20,137)
Swiss Franc settling 2/05/10	5,142	5,138,417	4,971,285	167,132

**	Represents a cross-currency purchase of Euro and a sale of Hungarian Forint.

***	Represents a cross-currency purchase of Euro and a sale of Polish Zloty.

****	Represents a cross-currency purchase of South Korean Won and a sale of Japanese Yen.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate market value of these securities amounted to $13,450,091 or 7.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2009.

(c)	Variable rate coupon, rate shown as of December 31, 2009.

(d)	Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

(e)	Security is in default and is non-income producing.

16

AllianceBernstein Variable Products Series Fund

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of December 31, 2009, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Broder Brothers Co. 12.00%, 10/15/13	5/21/2009	$76,484	$26,855	0.02%
Greektown Holdings LLC 10.75%, 12/01/13	11/22/2005	54,484	8,319	0.00%

(g)	Pay-In-Kind Payments (PIK).

(h)	Non-income producing security.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of December 31, 2009, the fund’s total exposure to subprime investments was 1.14% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL—Brazilian Real

CAD— Canadian Dollar

EUR— Euro Dollar

GBP— Great British Pound

JPY— Japanese Yen

Glossary:

ABS—Asset-Backed Securities

ARMS—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS —Treasury Inflation Protected Security

See notes to financial statements.

17

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $170,727,332)	$171,387,689
Cash	29,499	(a)
Interest receivable	1,752,919
Unrealized appreciation of forward currency exchange contracts	451,176
Unrealized appreciation on interest rate swap contracts	186,653
Receivable for capital stock sold	7,533
Other assets	241,530

Total assets	174,056,999

LIABILITIES
Payable for investment securities purchased	2,480,925
Unrealized depreciation of forward currency exchange contracts	352,947
Payable for capital stock redeemed	67,021
Advisory fee payable	66,124
Administrative fee payable	22,700
Distribution fee payable	8,848
Payable for variation margin on futures contracts	2,500
Transfer Agent fee payable	125
Accrued expenses	68,158

Total liabilities	3,069,348

NET ASSETS	$170,987,651

COMPOSITION OF NET ASSETS
Capital stock, at par	$14,312
Additional paid-in capital	163,815,406
Undistributed net investment income	8,429,399
Accumulated net realized loss on investment and foreign currency transactions	(2,304,847)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,033,381

	$170,987,651

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$129,646,749	10,826,420	$11.98
B	$41,340,902	3,485,392	$11.86

(a)	An amount of $12,000 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2009.

See notes to financial statements.

18

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Interest	$9,046,032
Dividends	11,260

9,057,292

EXPENSES
Advisory fee (see Note B)	757,228
Distribution fee—Class B	100,575
Transfer agency—Class A	5,147
Transfer agency—Class B	1,630
Custodian	161,354
Administrative	86,950
Printing	59,407
Legal	45,159
Audit	39,106
Directors’ fees	4,044
Miscellaneous	2,724

Total expenses	1,263,324

Net investment income	7,793,968

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investment transactions	1,567,896
Futures contracts	170,859
Swap contracts	119,357
Foreign currency transactions	1,163,859
Net change in unrealized appreciation/depreciation of:
Investments	18,279,864
Futures contracts	12,546
Swap contracts	(1,220,361)
Foreign currency denominated assets and liabilities	386,689

Net gain on investment and foreign currency transactions	20,480,709

NET INCREASE IN NET ASSETS FROM OPERATIONS	$28,274,677

See notes to financial statements.

19

INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,793,968		$7,465,700
Net realized gain (loss) on investment and foreign currency transactions	3,021,971		(1,324,260)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,458,738		(19,092,693)
Contributions from Adviser (see Note B)	–0	–	233

Net increase (decrease) in net assets from operations	28,274,677		(12,951,020)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(4,631,069)		(3,089,962)
Class B	(1,370,253)		(996,992)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(21,325,314)		100,483,150

Total increase	948,041		83,445,176
NET ASSETS
Beginning of period	170,039,610		86,594,434

End of period (including undistributed net investment income of $8,429,399 and $5,077,834, respectively)	$170,987,651		$170,039,610

See notes to financial statements.

20

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

21

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Corporates—Investment Grades	$–0	–	$59,671,393		$264,115		$59,935,508
Governments—Treasuries	–0	–	37,528,099		–0	–	37,528,099
Mortgage Pass-Thru’s	–0	–	30,039,950		–0	–	30,039,950
Commercial Mortgage-Backed Securities	–0	–	13,797,283		1,310,523		15,107,806
Corporates—Non-Investment Grades	–0	–	9,696,699		–0	–	9,696,699
Agencies	–0	–	4,083,071		–0	–	4,083,071
Asset-Backed Securities	–0	–	1,396,147		999,348		2,395,495
Governments—Sovereign Agencies	–0	–	2,286,948		–0	–	2,286,948
Inflation-Linked Securities	–0	–	1,790,304		–0	–	1,790,304
Governments—Sovereign Bonds	–0	–	1,777,230		–0	–	1,777,230
CMOs	–0	–	47,257		1,328,791		1,376,048
Quasi-Sovereigns	–0	–	906,750		–0	–	906,750
Emerging Markets—Corporate Bonds	–0	–	247,299		–0	–	247,299
Preferred Stocks	–0	–	110,041		–0	–	110,041
Supranationals	–0	–	104,753		–0	–	104,753
Warrants	6,688		–0	–	–0	–	6,688
Common Stock	–0	–	–0	–	–0	–	–0	–
Short-Term Investments	–0	–	3,995,000		–0	–	3,995,000

Total Investments in Securities	6,688		167,478,224		3,902,777		171,387,689
Other Financial Instruments*:
Assets	–0	–	637,829		–0	–	637,829
Liabilities	(1,102)		(352,947)		–0	–	(354,049)

Total	$5,586		$167,763,106		$3,902,777		$171,671,469

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

22

AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates - Investment Grades		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades		Asset- Backed Securities
Balance as of 12/31/08	$782,544		$–0	–	$172,182		$1,548,320
Accrued discounts/premiums	41		11,275		–0	–	203
Realized gain (loss)	–0	–	–0	–	–0	–	(92,429)
Change in unrealized appreciation/depreciation	33,307		219,948		–0	–	246,274
Net purchases (sales)	–0	–	–0	–	–0	–	(703,020)
Net transfers in and/or out of Level 3	(551,777)		1,079,300		(172,182)		–0	–

Balance as of 12/31/09	$264,115		$1,310,523		$–0	–	$999,348

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$33,307		$219,948		$–0	–	$118,547

	Governments - Sovereign Agencies		Inflation- Linked Securities		Governments - Sovereign Bonds		CMOs
Balance as of 12/31/08	$2,572,409		$65,285		$5,396,650		$1,239,649
Accrued discounts/premiums	59		(13)		(2,505)		57
Realized gain (loss)	351,443		530		113,152		1,026
Change in unrealized appreciation/depreciation	(523,504)		(2,220)		(104,198)		387,956
Net purchases (sales)	(2,400,407)		(63,582)		(3,447,099)		(299,897)
Net transfers in and/or out of Level 3	–0	–	–0	–	(1,956,000)		–0	–

Balance as of 12/31/09	$–0	–	$–0	–	$–0	–	$1,328,791

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$–0	–	$–0	–	$–0	–	$387,956

	Quasi- Sovereigns		Preferred Stocks		Emerging Markets- Soveregns		Common Stock
Balance as of 12/31/08	$294,315		$77,190		$140,970		$–0	–
Accrued discounts/premiums	3		–0	–	(15)		–0	–
Realized gain (loss)	(89,441)		–0	–	(13,321)		–0	–
Change in unrealized appreciation/depreciation	10,013		–0	–	16,575		–0	–
Net purchases (sales)	–0	–	–0	–	(144,209)		–0	–
Net transfers in and/or out of Level 3	(214,890)		(77,190)		–0	–	–0	–

Balance as of 12/31/09	$–0	–	$–0	–	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$–0	–	$–0	–	$–0	–	$–0	–

Total
Balance as of 12/31/08	$12,289,514
Accrued discounts/premiums	9,105
Realized gain (loss)	270,960
Change in unrealized appreciation/depreciation	284,151
Net purchases (sales)	(7,058,214)
Net transfers in and/or out of Level 3	(1,892,739)

Balance as of 12/31/09	$3,902,777

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$759,758

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

23

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser reimbursed the Portfolio $233 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $86,950.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $718, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

24

AllianceBernstein Variable Products Series Fund

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$54,968,655	$73,852,280
U.S. government securities	106,368,102	89,251,419

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, swap contracts and foreign currency transactions) are as follows:

Cost	$170,794,987

Gross unrealized appreciation	$7,060,721
Gross unrealized depreciation	(6,468,019)

Net unrealized appreciation	$592,702

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value

25

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the

26

AllianceBernstein Variable Products Series Fund

Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$451,176	Unrealized depreciation of forward currency exchange contracts	$352,947
Interest rate contracts			Payable for variation margin on futures contracts	1,102	*
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	186,653

Total		$637,829		$354,049

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

27

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The effect of derivative instruments on the statement of operations for the twelve months ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$276,650	$196,082
Interest rate contracts	Net realized gain on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	170,859	12,546
Interest rate contracts	Net realized gain on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	119,357	(1,220,361)

Total		$566,866	$(1,011,733)

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $26,147,289, average monthly original value of futures contracts was $826,400 and average monthly notional amount of interest rate swaps was $11,407,692.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended December 31, 2009, the Portfolio earned drop income of $13,523 which is included in interest income in the accompanying statement of operations.

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AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2009		Year Ended December 31, 2008	Year Ended December 31, 2009		Year Ended December 31, 2008
Class A
Shares sold	825,299		889,328	$9,170,402		$9,800,251
Shares issued in reinvestment of dividends	435,251		275,397	4,631,069		3,089,962
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	–0	–	9,547,574	–0	–	106,562,852
Shares redeemed	(2,731,935)		(4,045,124)	(30,260,650)		(43,829,291)

Net increase (decrease)	(1,471,385)		6,667,175	$(16,459,179)		$75,623,774

Class B
Shares sold	554,181		527,791	$6,108,982		$5,931,418
Shares issued in reinvestment of dividends	129,882		89,497	1,370,253		996,992
Shares issued in connection with the acquisition of Global Dollar Government, High Yield, Americas Government Income and Global Bond Portfolios	–0	–	3,110,268	–0	–	34,459,827
Shares redeemed	(1,133,057)		(1,531,497)	(12,345,370)		(16,528,861)

Net increase (decrease)	(448,994)		2,196,059	$(4,866,135)		$24,859,376

NOTE F: Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended December 31, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $920,116. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of December 31, 2009, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $241,530 (26.25% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

29

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,001,322		$4,086,954
Long-term capital gains	–0	–	–0	–

Total taxable distributions	$6,001,322		$4,086,954

Total distributions paid	$6,001,322		$4,086,954

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,774,449
Accumulated capital and other losses	(2,424,598	)(a)
Unrealized appreciation/(depreciation)	808,081	(b)

Total accumulated earnings/(deficit)	$7,157,932

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,235,491 (of which approximately $665,580 and $545,980, respectively, were attributable to the purchase of net assets of AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio) of which $125,778 expires in the year 2012, $749,515 expires in the year 2013, $357,884 expires in the year 2014, $336,267 expires in the year 2015 and $666,047 expires in the year 2016. During the fiscal year, the Portfolio had capital loss carryforwards expire of $2,755,811 and utilized of $1,452,577. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with AllianceBernstein High Yield Portfolio and AllianceBernstein Global Bond Portfolio into the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. As of December 31, 2009, the Portfolio had deferred straddle losses of $189,107.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of swap income, paydown reclassification, consent fee reclassification and capital loss carryforward expiration, resulted in a

30

AllianceBernstein Variable Products Series Fund

net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I: Acquisition of AllianceBernstein Global Dollar Government Portfolio, AllianceBernstein High Yield Portfolio, AllianceBernstein Americas Government Income Portfolio and AllianceBernstein Global Bond Portfolio

On April 25, 2008, the Portfolio acquired all of the assets and assumed all of the liabilities of AllianceBernstein Global Dollar Government Portfolio (“Global Dollar Government”), AllianceBernstein High Yield Portfolio (“High Yield”), AllianceBernstein Americas Government Income Portfolio (“Americas Government Income”) and AllianceBernstein Global Bond Portfolio (“Global Bond”) in a tax free event, pursuant to a Plan of Acquisition and Liquidation.

As a result of the acquisition, stockholders of Global Dollar Government, High Yield, Americas Government Income and Global Bond received shares of the Portfolio equivalent to the aggregate net asset value of the shares they held in their respective Portfolios. On April 25, 2008, the acquisition was accomplished by a tax-free exchange of 12,657,842 shares of the Portfolio for 1,938,390 shares of Global Dollar Government, 5,108,831 shares of High Yield, 3,392,239 shares of Americas Government Income and 3,898,401 shares of Global Bond. The aggregate net assets of the Portfolio, Global Dollar Government, High Yield, Americas Government Income and Global Bond immediately before the acquisition were $85,627,226, $23,506,474, $31,533,721, $40,523,058, and $45,459,426 (including total net unrealized appreciation of investments and foreign currency denominated assets and liabilities of $2,895,655), respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $226,649,905.

NOTE J: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

31

INTERMEDIATE BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE K: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.50	$11.78	$11.78	$11.82	$12.28

Income From Investment Operations
Net investment income (a)	.52	.51	.54	.50	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.37	(1.22)	.01	(.06)	(.17)
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.89	(.71)	.55	.44	.24

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.57)	(.55)	(.48)	(.36)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.34)

Total dividends and distributions	(.41)	(.57)	(.55)	(.48)	(.70)

Net asset value, end of period	$11.98	$10.50	$11.78	$11.78	$11.82

Total Return
Total investment return based on net asset value (c)	18.51	%*	(6.38	)%*	4.85%	3.93%	1.98%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$129,647	$129,111	$66,305	$71,655	$83,329
Ratio to average net assets of:
Expenses	.69%	.64%	.78%	.77	%(d)	.71%
Net investment income	4.69%	4.72%	4.58%	4.25	%(d)	3.37%
Portfolio turnover rate	102%	106%	90%	327%	529%

See footnote summary on page 34.

33

INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.40	$11.67	$11.67	$11.72	$12.18

Income From Investment Operations
Net investment income (a)	.49	.48	.50	.46	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(1.21)	.02	(.06)	(.17)
Contributions from Adviser	–0	–	.00	(b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	1.85	(.73)	.52	.40	.21

Less: Dividends and Distributions
Dividends from net investment income	(.39)	(.54)	(.52)	(.45)	(.33)
Distributions from net realized gain on investment transactions	–0	–	–0	–	–0	–	–0	–	(.34)

Total dividends and distributions	(.39)	(.54)	(.52)	(.45)	(.67)

Net asset value, end of period	$11.86	$10.40	$11.67	$11.67	$11.72

Total Return
Total investment return based on net asset value (c)	18.20	%*	(6.59	)%*	4.60%	3.59%	1.75%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,341	$40,929	$20,289	$22,340	$24,716
Ratio to average net assets of:
Expenses	.94%	.89%	1.03%	1.02	%(d)	.96%
Net investment income	4.44%	4.47%	4.32%	4.01	%(d)	3.14%
Portfolio turnover rate	102%	106%	90%	327%	529%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.01% and 0.09%, respectively.

See notes to financial statements.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Intermediate Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Intermediate Bond Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Intermediate Bond Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

35

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and
    Chief Financial Officer

Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s U.S. Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Ms. Alison M. Martier and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

36

INTERMEDIATE BOND PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

37

INTERMEDIATE BOND PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein, L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

38

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investment Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Paul J. DeNoon 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Shawn E. Keegan 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Alison M. Martier 53	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Douglas J. Peebles 44	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Greg J. Wilensky 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

39

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series Fund

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

40

AllianceBernstein Variable Products Series Fund

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Government Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2009 and (in the case of comparisons with the Index) the since inception period (September 1992 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 1-, 5- and 10-year periods, 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, and that the Portfolio underperformed the Index in all periods reviewed. The directors also reviewed performance information for periods ended September 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the 3-month and year-to-date periods the Portfolio outperformed the Lipper Corporate Debt Funds A Rated Average and the Index. The directors also noted the changes to the Portfolio’s investment policies and the acquisition of the Fund’s AllianceBernstein Americas Government Income Portfolio, AllianceBernstein Global Bond Portfolio, AllianceBernstein Global Dollar Government Portfolio and AllianceBernstein High Yield Portfolio, effective April 2008. Based on their review, the directors concluded that the Fund’s relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule for clients with an investment style substantially similar to that of the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper

41

INTERMEDIATE BOND PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series Fund

described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that administrative expense reimbursement was 6 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

42

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/09 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$171.7	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $88,250 (0.06 % of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Intermediate Bond Portfolio	Class A 0.64% Class B 0.89%	December 31

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	It should be noted that on April 25, 2008, the Portfolio, formerly known as U.S. Government / High Grade Portfolio, broadened its investment guidelines and then acquired the assets of other fixed income series of the Fund, including Americas Government Income Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio and High Yield Portfolio, and was renamed Intermediate Bond Portfolio.

4	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

43

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on September 30, 2009 net assets:

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Intermediate Bond Portfolio	$171.7	U.S. Strategic Core Plus 0.50% on the first $30 million 0.20% on the balance minimum account size: $25 million	0.252%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule on Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2009 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 on the balance	0.500%	0.450%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style to the Portfolio, which opened in the last three years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

44

AllianceBernstein Variable Products Series Fund

Certain of the AllianceBernstein Mutual Funds (“ABMF”), which the Adviser manages, have a similar investment style as the Portfolio and their fee schedules are set forth below. ABMF was also affected by the Adviser’s settlement with the NYAG. As a result, the Portfolio has the same breakpoints as AllianceBernstein Bond Fund, Inc.—Intermediate Bond Portfolio. Sanford C. Bernstein Fund II, Inc.—Intermediate Duration Institutional Portfolio was not affected by the settlement since the fund has lower breakpoints than the NYAG related fee schedule. Also shown are what would have been the effective advisory fees of the Portfolio had the ABMF fee schedules been applicable to the Portfolio based on September 30, 2009 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Bond Fund, Inc.—Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

Intermediate Bond Portfolio	Intermediate Duration Institutional Portfolio[6]	0.50% on first $1 billion 0.45% on the balance	0.500%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fees and the effective management fees7 of the sub-advisory relationships based on September 30, 2009 net assets:8

Fund	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Fund Management Effective Fee (%)	Portfolio Advisory Fee (%)
Intermediate Bond Portfolio	Client #1	AB Sub-Advisory Fee Schedule: 0.29% on first $100 million 0.20% thereafter	0.252	0.450

	Client #1	Advisory Fee Schedule: 0.40% on first $4 billion 0.38% on next $4 billion 0.36% thereafter	0.400

	Client #1	Administrative Fee The sub-advised fund is utilized as an underlying fund for funds-of-funds. There is no administration fee at the underlying fund level.

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis

6	Intermediate Duration Institutional Portfolio has an expense cap of 0.45%, which effectively reduces the advisory fee of the fund.

7	Management fees include advisory fees and administration fees.

8	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

45

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio’s EG to include peers that have a similar but not the same Lipper classification/objective as the Portfolio.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Intermediate Bond Portfolio[12]	0.450	0.495	6/18

However, because Lipper had expanded the Portfolio’s EG, under Lipper’s standard guidelines, the Portfolio’s Lipper Expense Universe (“EU”) was also expanded to include universes of those peers that had a similar but not the same Lipper investment objective/classification.13 A “normal” EU will include funds that have the same investment objective/classification as the subject portfolio.14 Set forth below is a comparison of the Portfolio’s total expense ratio and the medians of the Portfolio’s EG and EU. The Portfolio’s total expense ratio ranking is also shown:

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.638	0.639	9/18	0.609	22/35

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

12	The Portfolio’s EG includes the Portfolio, eight other A-rated Corporate Debt Funds and nine BBB-rated Corporate Debt funds.

13	The expansion of the Portfolio’s EU was not requested by the Adviser or the Senior Officer. They requested only that the EGs be expanded.

14	Except for asset size comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year Class A share total expense ratio.

46

AllianceBernstein Variable Products Series Fund

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees it 0.25%. During the fiscal year ended December 31, 2008, ABI received $97,267 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $266,578 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolios, including record keeping, administration and customer service for contract holders.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

47

INTERMEDIATE BOND PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2009.23

Portfolio	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.94	6.32	5.94	6/9	10/19
3 year	4.31	4.31	4.21	5/9	9/19
5 year	3.66	3.91	3.79	6/9	10/18
10 year	5.02	5.06	5.04	6/9	10/18

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)24 versus its benchmark.25 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information for the Portfolio is also shown.26

	Periods Ending July 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.94	4.31	3.66	5.02	5.20	4.58	0.40	10
Barclays Capital U.S. Government Bond Index	6.67	7.02	5.31	6.13	6.28	4.53	0.65	10
Inception Date: September 17, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

21	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG/PU are not identical to the Portfolio’s EG/EU, as the criteria for including/excluding a fund in/from a PG/PU are somewhat different from that of an EG/EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

48

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Growth Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio’s benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio’s portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 100-130 companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s Class A shares’ performance compared to the benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (net) and the MSCI World (ex-US) Index (net), for the one-, five- and 10-year periods ended December 31, 2009, and for the Portfolio’s Class B shares’ performance since inception on July 3, 2000.

The Portfolio underperformed the MSCI AC World (ex-US) Index, and outperformed the MSCI World (ex-US) Index for the annual reporting period ended December 31, 2009. For the full year, positive stock selection was offset by negative sector selection, as strength from the Portfolio’s financial holdings was offset by an underweight in materials and an overweight in health care.

MARKET REVIEW AND INVESTMENT STRATEGY

After plunging early in the year following the 2008 economic crisis, international equities came roaring back in 2009, with the MSCI AC World (ex-US) Index finishing the year up 41.45%. The global economic recovery gathered steam as evidence emerged that the US and the euro area had returned to positive growth, and much of Asia—including China, India, South Korea and Taiwan—posted near double-digit gains in the third quarter. A resurgence of domestic demand in these countries has added momentum to the economic recoveries of other nations, such as Japan and Australia, by boosting their exports. Global trade flows and consumer and business confidence also rebounded during the year.

The first and fourth quarters of 2009 favored growth, while value stocks rallied in the middle two periods. This pattern was very much in sync with wholesale shifts in investor attitudes toward risk across styles: at first they shunned it altogether, then signs of economic recovery prompted them to embrace stocks previously considered high-risk and whose prices had plunged most precipitously. By the fourth quarter, however, a more discriminating attitude toward risk was becoming evident.

1

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net), nor the unmanaged MSCI All Country (AC) World (ex-US) Index (net) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The MSCI World (ex-US) net Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI World (ex-US) Index and MSCI AC World (ex-US) Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolio’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the US. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARKS	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein International Growth Portfolio Class A	39.58%	5.30%	3.48%
AllianceBernstein International Growth Portfolio Class B	39.24%	5.03%	4.10%*
MSCI All Country World (ex-US) Index (net)	41.45%	5.83%	2.71%
MSCI World (ex-US) Index (net)	33.67%	4.07%	1.62%

* Since inception of the Portfolio’s Class B shares on 7/3/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.10% and 1.35% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmarks, the MSCI World (ex-US) Index (net) and the MSCI AC World (ex-US) Index (net). The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL GROWTH PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,255.46	$5.34	0.94%
Hypothetical (5% return before expenses)	$1,000	$1,020.47	$4.79	0.94%

Class B
Actual	$1,000	$1,253.60	$6.76	1.19%
Hypothetical (5% return before expenses)	$1,000	$1,019.21	$6.06	1.19%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Industrial & Commercial Bank of China Ltd.—Class H	$6,210,490	3.2%
Investimentos Itau SA	5,673,938	2.9
Tesco PLC	4,215,665	2.1
ArcelorMittal (Euronext Amsterdam)	4,062,646	2.1
Standard Chartered PLC	3,839,728	1.9
British American Tobacco PLC	3,815,647	1.9
Credit Suisse Group AG	3,564,746	1.8
Partners Group Holding AG	3,484,135	1.8
Tullow Oil PLC	3,409,657	1.7
Cia Vale do Rio Doce (Sponsored ADR)—Class B	2,922,555	1.5

	$41,199,207	20.9%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$48,058,041	24.6%
Energy	28,989,946	14.9
Consumer Discretionary	27,353,133	14.0
Materials	19,536,103	10.0
Consumer Staples	16,413,352	8.4
Industrials	15,291,989	7.8
Health Care	13,928,578	7.1
Information Technology	13,148,367	6.7
Telecommunication Services	10,180,874	5.2
Utilities	516,671	0.3
Short-Term Investments	1,983,000	1.0

Total Investments	$195,400,054	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL GROWTH PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$46,220,496	23.6%
Switzerland	16,941,594	8.7
China	16,171,018	8.3
Japan	14,792,553	7.6
France	14,462,058	7.4
Brazil	13,078,441	6.7
Germany	8,182,236	4.2
Netherlands	7,868,799	4.0
Canada	5,395,309	2.7
South Africa	5,282,826	2.7
Spain	4,631,339	2.4
South Korea	3,899,709	2.0
Australia	3,825,787	1.9
Other*	32,664,889	16.8
Short-Term Investments	1,983,000	1.0

Total Investments	$195,400,054	100.0%

*	“Other” country weightings represents 1.9% or less in the following countries: Belgium, Denmark, Egypt, India, Ireland, Israel, Italy Mexico, Norway, Russia, Singapore, Sweden, Taiwan and United States.

6

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.2%

FINANCIALS–24.4%
CAPITAL MARKETS–8.2%
Credit Suisse Group AG	71,955	$3,564,746
Gam Holding Ltd.	60,159	728,469
ICAP PLC	228,515	1,576,080
Julius Baer Group Ltd.	73,560	2,586,991
Macquarie Group Ltd.	58,438	2,503,852
Man Group PLC	338,962	1,672,899
Partners Group Holding AG	27,633	3,484,135

		16,117,172

COMMERCIAL BANKS–13.7%
Banco Santander Central Hispano SA	137,876	2,278,355
BNP Paribas SA	29,080	2,306,569
Commercial International Bank	55,564	550,852
HSBC Holdings PLC	222,374	2,536,920
ICICI Bank Ltd.	116,108	2,183,281
Industrial & Commercial Bank of China Ltd.–Class H	7,541,000	6,210,490
Investimentos Itau SA	833,614	5,673,938
Standard Chartered PLC	152,093	3,839,728
United Overseas Bank Ltd.	109,000	1,517,253

		27,097,386

DIVERSIFIED FINANCIAL SERVICES–1.4%
Companhia Brasileira de Meios de Pagamento	35,300	311,029
IG Group Holdings PLC	239,238	1,463,855
Singapore Exchange Ltd.	165,000	971,548

		2,746,432

INSURANCE–1.1%
China Life Insurance Co. Ltd.–Class H	428,000	2,097,051

		48,058,041

ENERGY–14.7%
ENERGY EQUIPMENT & SERVICES–5.0%
Petroleum Geo-Services ASA(a)	188,396	2,156,746
Saipem SpA	69,235	2,389,331
Schlumberger Ltd.	44,700	2,909,523
Tenaris SA	50,143	1,080,628
WorleyParsons Ltd.	50,911	1,321,935

		9,858,163

OIL, GAS & CONSUMABLE FUELS–9.7%
Afren PLC(a)	1,270,975	1,739,968
BG Group PLC	138,499	2,500,779
BP PLC	262,801	2,537,654
China Coal Energy Co.–Class H	1,090,000	1,972,328
LUKOIL (OTC US) (Sponsored ADR)	32,782	1,878,409
OGX Petroleo e Gas Participacoes SA	114,600	1,125,595
PetroChina Co. Ltd.–Class H	1,528,000	1,816,561

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (New York)	18,300	$646,173
Suncor Energy, Inc. (Toronto)	42,291	1,504,659
Tullow Oil PLC	162,516	3,409,657

		19,131,783

		28,989,946

CONSUMER DISCRETIONARY–13.9%
AUTO COMPONENTS–1.2%
Bridgestone Corp.	73,300	1,292,997
GKN PLC(a)	598,961	1,121,838

		2,414,835

AUTOMOBILES–4.1%
Bayerische Motoren Werke AG	23,948	1,090,168
Hyundai Motor Co.	16,454	1,703,180
Renault SA(a)	42,170	2,163,314
Suzuki Motor Corp.	65,600	1,615,532
Volkswagen AG	16,600	1,565,829

		8,138,023

DISTRIBUTORS–0.6%
Imperial Holdings Ltd.	103,900	1,239,729

HOTELS, RESTAURANTS & LEISURE–2.1%
Carnival PLC(a)	81,787	2,786,337
Compass Group PLC	61,865	442,737
Ctrip.com International Ltd. (ADR)(a)	11,900	855,134

		4,084,208

HOUSEHOLD DURABLES–1.0%
Persimmon PLC(a)	142,300	1,076,035
Sony Corp.	31,200	907,039

		1,983,074

MEDIA–2.8%
British Sky Broadcasting Group PLC	30,713	277,425
Eutelsat Communications	69,330	2,224,390
Naspers Ltd.–Class N	23,919	968,006
Pearson PLC	56,844	815,029
SES SA (FDR)	51,264	1,154,839

		5,439,689

MULTILINE RETAIL–0.2%
Next PLC	12,131	405,613

SPECIALTY RETAIL–1.7%
Belle International Holdings Ltd.	329,000	381,137
Fast Retailing Co. Ltd.	4,500	845,727
Kingfisher PLC	201,015	739,979
Nitori Co. Ltd.	5,200	387,047
Yamada Denki Co. Ltd.	13,310	897,914

		3,251,804

TEXTILES, APPAREL & LUXURY GOODS–0.2%
Compagnie Financiere Richemont SA	11,781	396,158

		27,353,133

7

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MATERIALS–9.9%
CHEMICALS–0.4%
Umicore	26,356	$879,200

CONSTRUCTION MATERIALS–1.0%
CRH PLC (London)	68,797	1,880,459

METALS & MINING–8.5%
ArcelorMittal (Euronext Amsterdam)	88,886	4,062,646
Cia Vale do Rio Doce (Sponsored ADR)–Class B	117,750	2,922,555
Equinox Minerals Ltd. (Toronto Stock Exchange)(a)	505,127	1,975,397
Evraz Group SA (Sponsored GDR)(a)(b)	28,566	806,990
Gerdau SA	86,500	1,447,794
Impala Platinum Holdings Ltd.	38,800	1,060,568
Mmx Mineracao E Metalicos SA(a)	166,500	1,181,088
Rio Tinto PLC	38,153	2,060,142
Xstrata PLC(a)	70,602	1,259,264

		16,776,444

		19,536,103

CONSUMER STAPLES–8.3%
BEVERAGES–1.5%
Anheuser-Busch InBev NV	56,214	2,910,038

FOOD & STAPLES RETAILING–2.1%
Tesco PLC	611,073	4,215,665

FOOD PRODUCTS–2.6%
China Mengniu Dairy Co. Ltd.(a)	112,000	400,291
Groupe Danone	25,063	1,536,409
Nestle SA	39,623	1,923,046
Unilever NV	39,032	1,270,367

		5,130,113

TOBACCO–2.1%
British American Tobacco PLC	117,537	3,815,647
KT&G Corp.(a)	6,182	341,889

		4,157,536

		16,413,352

INDUSTRIALS–7.8%
AIRLINES–0.4%
British Airways PLC(a)	134,397	404,218
Gol Linhas Aereas Inteligentes SA(a)	27,800	416,441

		820,659

CONSTRUCTION & ENGINEERING–0.4%
Aveng Ltd.	150,028	808,277

ELECTRICAL EQUIPMENT–1.6%
ABB Ltd.	73,058	1,407,777
Vestas Wind Systems A/S(a)	29,643	1,804,749

		3,212,526

Company	Shares	U.S. $ Value

INDUSTRIAL CONGLOMERATES–1.9%
Cookson Group PLC(a)	253,021	$1,711,768
Siemens AG	21,245	1,949,673

		3,661,441

MACHINERY–1.8%
Komatsu Ltd.	60,800	1,272,798
NGK Insulators Ltd.	41,000	896,645
SKF AB	76,100	1,312,240

		3,481,683

MARINE–0.5%
China Shipping Development Co. Ltd.–Class H	664,000	990,905

TRADING COMPANIES & DISTRIBUTORS–1.2%
Mitsubishi Corp.	93,000	2,316,498

		15,291,989

HEALTH CARE–7.1%
HEALTH CARE PROVIDERS & SERVICES–0.4%
Fresenius Medical Care AG & Co. KGaA	14,765	783,239

LIFE SCIENCES TOOLS & SERVICES–0.6%
QIAGEN N.V.(a)	47,311	1,065,468

PHARMACEUTICALS–6.1%
Aspen Pharmacare Holdings Ltd.(a)	45,086	448,899
Bayer AG	25,387	2,031,558
Ipsen SA	18,090	1,003,079
Novo Nordisk A/S–Class B	11,016	703,280
Roche Holding AG	16,667	2,850,270
Sanofi-Aventis SA	29,134	2,291,181
Shire PLC	67,791	1,324,632
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	25,400	1,426,972

		12,079,871

		13,928,578

INFORMATION TECHNOLOGY–6.7%
COMMUNICATIONS EQUIPMENT–0.6%
Research In Motion Ltd.(a)	18,686	1,269,079

COMPUTERS & PERIPHERALS–0.6%
Toshiba Corp.(a)	225,000	1,248,502

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.6%
HON HAI Precision Industry Co. Ltd.	414,950	1,940,577
Keyence Corp.	5,360	1,112,433

		3,053,010

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

IT SERVICES–0.4%
Cap Gemini SA	18,410	$839,868

OFFICE ELECTRONICS–0.7%
Canon, Inc.	30,600	1,301,677

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.4%
ASML Holding NV	43,065	1,470,318
Hynix Semiconductor, Inc.(a)	25,780	512,667
Novatek Microelectronics Corp. Ltd.	404,000	1,349,492
Samsung Electronics Co. Ltd.	1,957	1,341,973
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	1	11

		4,674,461

SOFTWARE–0.4%
SAP AG	15,979	761,770

		13,148,367

TELECOMMUNICATION SERVICES–5.2%
DIVERSIFIED TELECOMMUNICATION SERVICES–2.1%
Iliad SA	7,886	942,409
Telefonica SA	84,068	2,352,984
Vimpel-Communications (Sponsored ADR)	42,385	787,937

		4,083,330

WIRELESS TELECOMMUNICATION SERVICES–3.1%
America Movil SAB de CV Series L (ADR)	24,800	1,165,104
China Mobile Ltd.	100,000	930,450
Idea Cellular Ltd.(a)	48,684	60,272
MTN Group Ltd.	47,583	757,347
NTT DoCoMo, Inc.	500	697,744
Vodafone Group PLC	1,073,806	2,486,627

		6,097,544

		10,180,874

UTILITIES–0.2%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
China Longyuan Power Group Corp.(a)	399,000	516,671

Total Common Stocks (cost $162,156,599)		193,417,054

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.0%
TIME DEPOSIT–1.0%
State Street Time Deposit 0.01%, 1/04/10 (cost $1,983,000)	$1,983	$1,983,000

TOTAL INVESTMENTS–99.2% (cost $164,139,599)		195,400,054
Other assets less liabilities–0.8%		1,539,364

NET ASSETS–100.0%		$196,939,418

9

INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/17/10	18,756	$16,893,529	$16,774,042	$(119,487)
Australian Dollar settling 2/17/10	2,247	2,044,748	2,009,558	(35,190)
Canadian Dollar settling 2/17/10	2,155	2,083,353	2,060,547	(22,806)
Canadian Dollar settling 2/17/10	3,087	2,984,425	2,951,698	(32,727)
Euro settling 2/17/10	223	331,552	319,664	(11,888)
New Zealand Dollar settling 2/17/10	9,334	6,692,945	6,757,165	64,220
New Zealand Dollar settling 2/17/10	2,068	1,514,996	1,497,088	(17,908)
Norwegian Krone settling 2/17/10	44,058	7,732,187	7,595,044	(137,143)
Norwegian Krone settling 2/17/10	9,133	1,603,561	1,574,414	(29,147)
Swedish Krona settling 2/17/10	14,385	2,061,804	2,011,053	(50,751)
Swedish Krona settling 2/17/10	6,722	967,441	939,750	(27,691)

Sale Contracts:
British Pound settling 2/17/10	1,682	2,653,725	2,716,074	(62,349)
British Pound settling 2/17/10	1,013	1,602,384	1,635,780	(33,396)
British Pound settling 2/17/10	10,100	16,734,084	16,309,360	424,724
Japanese Yen settling 2/17/10	229,347	2,488,115	2,463,057	25,058
Japanese Yen settling 2/17/10	176,320	1,939,117	1,893,577	45,540
Japanese Yen settling 2/17/10	318,058	3,516,707	3,415,763	100,944
Japanese Yen settling 2/17/10	104,696	1,159,321	1,124,376	34,945
Japanese Yen settling 2/17/10	112,483	1,259,495	1,208,004	51,491
Swiss Franc settling 2/17/10	1,527	1,488,406	1,476,542	11,864
Swiss Franc settling 2/17/10	7,088	6,979,401	6,853,787	125,614
Swiss Franc settling 2/17/10	1,295	1,286,138	1,252,208	33,930

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of this security amounted to $806,990 or 0.4% of net assets.

Glossary:

ADR—American Depositary Receipt

FDR—Fiduciary Depositary Receipt

GDR—Global Depositary Receipt

See notes to financial statements.

10

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $164,139,599)	$195,400,054
Cash	327
Foreign currencies, at value (cost $1,279,399)	1,274,508
Unrealized appreciation of forward currency exchange contracts	918,330
Receivable for investment securities sold	805,507
Dividends and interest receivable	270,604
Receivable for capital stock sold	32,306

Total assets	198,701,636

LIABILITIES
Payable for investment securities purchased and foreign currency transactions	704,271
Unrealized depreciation of forward currency exchange contracts	580,483
Foreign capital gains tax payable	142,279
Advisory fee payable	124,348
Payable for capital stock redeemed	124,248
Administrative fee payable	22,010
Distribution fee payable	15,090
Transfer Agent fee payable	109
Accrued expenses and other liabilities	49,380

Total liabilities	1,762,218

NET ASSETS	$196,939,418

COMPOSITION OF NET ASSETS
Capital stock, at par	$11,859
Additional paid-in capital	232,212,550
Undistributed net investment income	2,262,462
Accumulated net realized loss on investment and foreign currency transactions	(69,008,247)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	31,460,794

$196,939,418

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$124,335,337	7,462,250	$16.66
B	$72,604,081	4,396,685	$16.51

See notes to financial statements.

11

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $293,534)	$3,591,962
Interest	307

	3,592,269

EXPENSES
Advisory fee (see Note B)	1,064,253
Distribution fee—Class B	135,618
Transfer agency—Class A	5,375
Transfer agency—Class B	3,201
Custodian	150,986
Administrative	79,010
Audit	44,633
Legal	30,686
Printing	4,573
Directors’ fees	3,584
Miscellaneous	15,123

Total expenses	1,537,042

Net investment income	2,055,227

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(27,442,726	)(a)
Foreign currency transactions	3,447,900
Net change in unrealized appreciation/depreciation of:
Investments	72,661,704	(b)
Foreign currency denominated assets and liabilities	(2,801,337)

Net gain on investment and foreign currency transactions	45,865,541

NET INCREASE IN NET ASSETS FROM OPERATIONS	$47,920,768

(a)	Net of foreign capital gains taxes of $74,402.

(b)	Net of increase in accrued foreign capital gains taxes of $145,334.

See notes to financial statements.

12

INTERNATIONAL GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,055,227		$3,360,311
Net realized loss on investment and foreign currency transactions	(23,994,826)		(41,516,782)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	69,860,367		(76,954,686)
Contributions from Adviser (see Note B)	–0	–	13,762

Net increase (decrease) in net assets from operations	47,920,768		(115,097,395)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(3,925,111)		–0	–
Class B	(2,361,509)		–0	–
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(2,519,650)
Class B	–0	–	(1,046,092)
CAPITAL STOCK TRANSACTIONS
Net increase	29,538,145		21,155,538

Total increase (decrease)	71,172,293		(97,507,599)
NET ASSETS
Beginning of period	125,767,125		223,274,724

End of period (including undistributed net investment income of $2,262,462 and $3,086,177, respectively)	$196,939,418		$125,767,125

See notes to financial statements.

13

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

14

AllianceBernstein Variable Products Series Fund

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$8,571,958		$39,486,083		$–0	–	$48,058,041
Energy	6,185,950		22,803,996		–0	–	28,989,946
Consumer Discretionary	855,134		26,497,999		–0	–	27,353,133
Materials	8,333,824		11,202,279		–0	–	19,536,103
Consumer Staples	341,889		16,071,463		–0	–	16,413,352
Industrials	416,441		14,875,548		–0	–	15,291,989
Health Care	1,426,972		12,501,606		–0	–	13,928,578
Information Technology	1,269,090		11,879,277		–0	–	13,148,367
Telecommunication Services	1,953,041		8,227,833		–0	–	10,180,874
Utilities	516,671		–0	–	–0	–	516,671
Short-Term Investments	–0	–	1,983,000		–0	–	1,983,000

Total Investments in Securities	29,870,970		165,529,084	+	–0	–	195,400,054
Other Financial Instruments*:
Assets	–0	–	918,330		–0	–	918,330
Liabilities	–0	–	(580,483)		–0	–	(580,483)

Total	$29,870,970		$165,866,931		$–0	–	$195,737,901

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

15

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Financials		Total
Balance as of 12/31/08	$1,741,327		$1,741,327
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	(2,927,242)		(2,927,242)
Change in unrealized appreciation/depreciation	3,524,762		3,524,762
Net purchases (sales)	(2,338,847)		(2,338,847)
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 12/31/09	$–0	–	$–0	–

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

16

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, the Adviser reimbursed the Portfolio $13,762 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $79,010.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $352,427, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$191,979,152		$162,824,800
U.S. government securities	–0	–	–0	–

17

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$167,429,276

Gross unrealized appreciation	$31,350,119
Gross unrealized depreciation	(3,379,341)

Net unrealized appreciation	$27,970,778

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

18

AllianceBernstein Variable Products Series Fund

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$918,330	Unrealized depreciation of forward currency exchange contracts	$580,483

Total		$918,330		$580,483

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$3,475,828	$(2,834,651)

Total		$3,475,828	$(2,834,651)

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $100,841,584.

19

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E : Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	2,255,155	1,768,205	$34,294,801	$31,829,711
Shares issued in reinvestment of dividends and distributions	288,187	106,991	3,925,111	2,519,650
Shares redeemed	(1,509,475)	(2,102,875)	(19,928,866)	(39,787,413)

Net increase (decrease)	1,033,867	(227,679)	$18,291,046	$(5,438,052)

Class B
Shares sold	1,444,164	2,209,963	$20,384,907	$42,722,983
Shares issued in reinvestment of dividends and distributions	174,668	44,724	2,361,509	1,046,092
Shares redeemed	(873,820)	(933,277)	(11,499,317)	(17,175,485)

Net increase	745,012	1,321,410	$11,247,099	$26,593,590

NOTE F : Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

20

AllianceBernstein Variable Products Series Fund

NOTE G : Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H : Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,286,620		$1,401,613
Long-term capital gains	–0	–	2,164,129

Total taxable distributions	6,286,620		3,565,742

Total distributions paid	$6,286,620		$3,565,742

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,706,706
Accumulated capital and other losses	(66,825,239	)(a)
Unrealized appreciation/(depreciation)	27,833,542	(b)

Total accumulated earnings/(deficit)	$(35,284,991)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $66,400,024 of which $23,898,949 expires in the year 2016 and $42,501,075 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers to January 1, 2010, post October capital losses of $425,215.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of Passive Foreign Investments Companies (“PFIC’s”).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, PFICs, and reclassification of foreign capital gains tax resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by

21

INTERNATIONAL GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008	2007		2006		2005
Net asset value, beginning of period	$12.52	$24.89	$30.37		$24.27		$20.18

Income From Investment Operations
Net investment income (a)	.22	.38	.20		.30		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.59	(12.35)	5.16		6.18		3.94
Contributions from Adviser	–0–	.00 (b)	–0–		–0–		–0–

Net increase (decrease) in net asset value from operations	4.81	(11.97)	5.36		6.48		4.19

Less: Dividends and Distributions
Dividends from net investment income	(.67)	–0–	(.56)		(.23)		(.10)
Distributions from net realized gain on investment and foreign currency transactions	–0–	(.40)	(10.28)		(.15)		–0–

Total dividends and distributions	(.67)	(.40)	(10.84)		(.38)		(.10)

Net asset value, end of period	$16.66	$12.52	$24.89		$30.37		$24.27

Total Return
Total investment return based on net asset value (c)	39.58%	(48.85)%*	18.13%		27.04%		20.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$124,335	$80,458	$165,642		$81,655		$58,438
Ratio to average net assets of:
Expenses	.99%	.98%	1.21	%(d)	1.23	%(d)	1.41%
Net investment income	1.55%	1.93%	.66	%(d)	1.11	%(d)	1.16%
Portfolio turnover rate	118%	90%	126%		74%		43%

See footnote summary on page 24.

23

INTERNATIONAL GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007		2006		2005
Net asset value, beginning of period	$12.41	$24.73	$30.20		$24.16		$20.11

Income From Investment Operations
Net investment income (a)	.18	.31	.13		.22		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.55	(12.23)	5.11		6.16		3.91
Contributions from Adviser	–0–	.00 (b)	–0–		–0–		–0–

Net increase (decrease) in net asset value from operations	4.73	(11.92)	5.24		6.38		4.12

Less: Dividends and Distributions
Dividends from net investment income	(.63)	–0–	(.43)		(.19)		(.07)
Distributions from net realized gain on investment and foreign currency transactions	–0–	(.40)	(10.28)		(.15)		–0–

Total dividends and distributions	(.63)	(.40)	(10.71)		(.34)		(.07)

Net asset value, end of period	$16.51	$12.41	$24.73		$30.20		$24.16

Total Return
Total investment return based on net asset value (c)	39.24%	(48.96)%*	17.78%		26.70%		20.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,604	$45,309	$57,633		$35,321		$25,215
Ratio to average net assets of:
Expenses	1.24%	1.23%	1.45	%(d)	1.48	%(d)	1.66%
Net investment income	1.28%	1.63%	.45	%(d)	.81	%(d)	.95%
Portfolio turnover rate	118%	90%	126%		74%		43%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2008 by 0.01%.

See notes to financial statements.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein International Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

25

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For the fiscal year ended December 31, 2009, the Portfolio designates $367,936 as foreign tax credit with an associated foreign source income of $3,885,496.

26

INTERNATIONAL GROWTH
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Gregory D. Eckersley(2), Vice President

Robert W. Scheetz(2), Vice President

Christopher M. Toub(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the International Growth
Portfolio Oversight Group, comprised of senior sector analysts. Mr. Gregory D. Eckersley, Mr. Robert W. Scheetz and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

INTERNATIONAL GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

29

INTERNATIONAL GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Gregory D. Eckersley 45	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2005.

Robert W. Scheetz 44	Vice President	Senior Vice President of Adviser**, with which he has been associated since prior to 2005.

Christopher M. Toub 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

30

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS, ABI, , and ABL are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

31

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$101.1	International Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $94,250 (0.05% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
International Growth Portfolio	Class A 0.98% Class B 1.23%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

32

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio[5]	$101.1	International Large Cap Growth Schedule 80 bp on 1st $25m 60 bp on next $25m 50 bp on next $50m 40 bp on the balance Minimum account size $25m	0.598	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Fees shown for the International Large Cap Growth Strategy are similar, but more concentrated than the Portfolio’s strategy.

33

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Growth Fund, Inc. a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Growth Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
International Growth Portfolio	International Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Portfolio.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[9]	Lipper Group Median	Rank
International Growth Portfolio	0.750	0.953	2/12

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

34

AllianceBernstein Variable Products Series Fund

expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Portfolio	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Portfolio	0.978	1.060	3/12	1.008	8/26

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2008, relative to 2007.13

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $141,560 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $286,741 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

12	Most recently completed fiscal year end Class A total expense ratio.

13	The Adviser’s profitability increased in 2008 as the Portfolio’s average AUM increased from $132 million in 2007 to $202.6 million in 2008.

35

INTERNATIONAL GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.14

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16	The Deli study was originally published in 2002 based on 1997 data.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

36

AllianceBernstein Variable Products Series Fund

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended January 31, 2009.20

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–49.15	–42.77	–46.96	11/12	25/35
3 year	–13.80	–10.78	–13.53	10/12	18/31
5 year	0.37	0.37	–0.25	6/11	8/23
10 year	3.84	1.02	0.70	1/10	3/17

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
									Volatility (%)	Sharpe (%)
International Growth Portfolio	–	49.15	–	13.80		0.37	3.84	6.16	20.13	–	0.03	5
MSCI All Country World ex US Index (Net)	–	45.01	–	11.81		0.36	N/A	N/A	18.16	–	0.06	5
MSCI World ex US Index (Net)	–	43.75	–	12.05	–	0.34	0.19	2.66	N/A		N/A	N/A
Inception Date: September 23, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

18	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

37

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein International Value Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein International Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by AllianceBernstein L.P.’s (the “Adviser’s”) Bernstein unit “Bernstein” to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (Net), for the one- and five-year periods ended December 31, 2009, and since the Portfolio’s Class A shares’ inception on May 10, 2001, and the Portfolio’s Class B shares’ inception on August 15, 2001.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2009. Positive stock selection was the main driver of relative outperformance for the period. The Portfolio’s finance, technology and capital equipments holdings contributed meaningfully to relative returns, while its overweight of the telecommunications sector was a slight drag on performance.

MARKET REVIEW AND INVESTMENT STRATEGY

The year was marked by abrupt and frequent swings in style leadership, driven largely by shifting attitudes about risk. Value stocks fell much more sharply than the market in the first quarter, as investors fled risk of all kinds. But value outperformed in the second- and third-quarter rally, as investors dove back into harder-hit stocks previously branded as risky, encouraged by growing evidence that the economy and banking system were stabilizing. The fourth quarter, however, showed renewed signs of risk aversion as investors began questioning the pace and durability of the economic recovery.

As fears of systemic collapse continue to fade, the Portfolio’s International Value Investment Policy Group expects investors to become more discriminating among stocks and within sectors, and for its research-driven stock selection to be increasingly important. After plunging early in the year following the 2008 crash, international equities came roaring back in 2009, with the MSCI EAFE Index finishing the year up 31.78%. The global economic recovery gathered steam as evidence emerged that the US and the euro area had returned to positive growth, and much of Asia—including China, India, South Korea and Taiwan—posted near double-digit gains in the third quarter. A resurgence of domestic demand in these countries has added momentum to the economic recoveries of other nations, such as Japan and Australia, by boosting their exports. Global trade flows and consumer and business confidence also rebounded during the annual period.

1

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index (Net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Portfolio’s assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	Since Inception*
AllianceBernstein International Value Portfolio Class A	34.68%	1.10%	6.94%
AllianceBernstein International Value Portfolio Class B	34.36%	0.85%	6.61%
MSCI EAFE Index (Net)	31.78%	3.54%	4.11%
* Since inception of the Portfolio’s Class A shares on 5/10/01 and Class B shares on 8/15/01. The since-inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.81% and 1.06% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/10/01* – 12/31/09

* Since inception of the Portfolio’s Class A shares on 5/10/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Portfolio Class A shares (from 5/10/01* to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

INTERNATIONAL VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

International Value Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,249.56	$4.71	0.83%
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23	0.83%

Class B
Actual	$1,000	$1,248.75	$6.12	1.08%
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50	1.08%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

INTERNATIONAL VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
BP PLC	$57,918,744	3.1%
Royal Dutch Shell PLC (Euronext Amsterdam)—Class A	53,451,142	2.8
Vodafone Group PLC	51,609,326	2.7
Sanofi-Aventis SA	40,935,724	2.2
GlaxoSmithKline PLC	38,128,222	2.0
Societe Generale—Class A	38,034,575	2.0
BNP Paribas SA	37,266,163	2.0
Bayer AG	35,418,422	1.9
Samsung Electronics Co. Ltd.	34,631,632	1.8
Novartis AG	34,306,058	1.8

	$421,700,008	22.3%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$487,004,382	26.2%
Telecommunication Services	226,313,806	12.2
Energy	223,568,689	12.0
Health Care	178,849,334	9.7
Consumer Discretionary	174,666,396	9.4
Industrials	163,977,093	8.9
Information Technology	129,054,068	7.0
Materials	112,110,303	6.0
Utilities	72,659,934	3.9
Consumer Staples	62,391,793	3.4
Short-Term Investments	25,004,000	1.3

Total Investments	$1,855,599,798	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

INTERNATIONAL VALUE PORTFOLIO
COUNTRY DIVERSIFICATION
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COUNTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
United Kingdom	$314,830,469	17.0%
France	263,880,057	14.2
Germany	245,303,725	13.2
Japan	232,514,655	12.5
Australia	108,329,423	5.8
Netherlands	103,535,533	5.6
South Korea	84,519,325	4.6
Italy	79,560,347	4.3
Canada	51,770,801	2.8
Spain	51,245,747	2.8
Switzerland	42,851,112	2.3
Russia	35,573,792	1.9
Brazil	31,152,801	1.7
Other*	185,528,011	10.0
Short-Term Investments	25,004,000	1.3

Total Investments	$1,855,599,798	100.0%

*	“Other” country weightings represents 1.6% or less in the following countries: Belgium, Denmark, Finland, Hong Kong, Israel, Kazakhstan, New Zealand, Norway, South Africa, Sweden, Taiwan and Turkey.

6

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.0%

FINANCIALS–25.8%
CAPITAL MARKETS–1.5%
Deutsche Bank AG	387,200	$27,378,917

COMMERCIAL BANKS–17.2%
Australia & New Zealand Banking Group Ltd.	1,030,500	21,000,000
Banco Bradesco SA	386,200	8,070,049
Banco do Brasil SA	1,353,100	23,082,751
Banco Santander Central Hispano SA	1,698,383	28,065,215
Barclays PLC	3,442,000	15,167,054
BNP Paribas SA	469,832	37,266,163
Credit Agricole SA	1,516,491	26,614,222
Danske Bank A/S(a)	771,500	17,319,715
Hana Financial Group, Inc.(a)	374,500	10,584,977
KB Financial Group, Inc.(a)	474,611	24,167,309
National Australia Bank Ltd.	1,024,300	24,997,118
Societe Generale–Class A	547,418	38,034,575
Standard Bank Group Ltd.	544,500	7,478,778
Sumitomo Mitsui Financial Group, Inc.	455,200	13,062,128
Turkiye Garanti Bankasi AS	3,580,400	15,252,168
UniCredito Italiano SpA(a)	4,375,600	14,630,948

		324,793,170

CONSUMER FINANCE–0.6%
ORIX Corp.	171,340	11,665,555

INSURANCE–3.9%
Allianz SE	263,900	32,713,049
Aviva PLC	1,602,085	10,191,112
Muenchener Rueckversicherungs AG (MunichRe)	119,700	18,644,439
Old Mutual PLC(a)	3,066,100	5,369,347
Sun Life Financial, Inc.	231,000	6,681,408

		73,599,355

REAL ESTATE INVESTMENT TRUSTS (REITs)–1.2%
Klepierre	107,700	4,363,493
Unibail-Rodamco SE	85,500	18,782,642

		23,146,135

REAL ESTATE MANAGEMENT & DEVELOPMENT–1.4%
Lend Lease Corp. Ltd.	686,200	6,334,283
Mitsui Fudosan Co. Ltd.	1,188,000	20,086,964

		26,421,247

		487,004,379

TELECOMMUNICATION SERVICES–12.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–8.6%
Bezeq Israeli Telecommunication Corp. Ltd.	6,039,100	15,226,310
BT Group PLC	2,825,980	6,154,510

Company	Shares	U.S. $ Value

Deutsche Telekom AG	1,369,200	$20,085,912
France Telecom SA	1,090,800	27,257,209
Nippon Telegraph & Telephone Corp.	571,800	22,587,841
Telecom Corp. of New Zealand Ltd.	3,093,859	5,579,768
Telecom Italia SpA (ordinary shares)	11,258,700	17,562,965
Telecom Italia SpA (savings shares)	10,781,700	11,975,081
Telefonica SA	828,200	23,180,532
TELUS Corp.–Class A	387,300	12,128,006

		161,738,134

WIRELESS TELECOMMUNICATION SERVICES–3.4%
KDDI Corp.	2,448	12,966,346
Vodafone Group PLC	22,286,575	51,609,326

		64,575,672

		226,313,806

ENERGY–11.8%
OIL, GAS & CONSUMABLE FUELS–11.8%
BP PLC	5,998,100	57,918,745
ENI SpA	1,108,200	28,221,195
KazMunaiGas Exploration Production (GDR)	320,750	7,986,675
LUKOIL (OTC US) (Sponsored ADR)	458,350	26,263,455
Nexen, Inc.	193,300	4,661,305
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,773,900	53,451,142
StatoilHydro ASA	1,046,100	26,089,339
Suncor Energy, Inc. (Toronto)	533,376	18,976,833

		223,568,689

HEALTH CARE–9.5%
HEALTH CARE PROVIDERS & SERVICES–0.3%
Fresenius Medical Care AG & Co. KGaA	109,000	5,782,123

PHARMACEUTICALS–9.2%
AstraZeneca PLC	516,600	24,278,785
Bayer AG	442,600	35,418,422
GlaxoSmithKline PLC	1,798,000	38,128,222
Novartis AG	628,210	34,306,058
Sanofi-Aventis SA	520,527	40,935,724

		173,067,211

		178,849,334

7

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–9.3%
AUTOMOBILES–1.9%
Bayerische Motoren Werke AG	185,100	$8,426,176
Nissan Motor Co. Ltd.(a)	3,160,100	27,770,677

		36,196,853

HOTELS, RESTAURANTS & LEISURE–1.5%
TABCORP Holdings Ltd.	1,518,300	9,420,064
Thomas Cook Group PLC	2,017,000	7,451,163
TUI Travel PLC	2,775,200	11,373,668

		28,244,895

HOUSEHOLD DURABLES–1.4%
Electrolux AB Series B(a)	92,500	2,173,672
Sharp Corp.	1,114,000	14,067,909
Sony Corp.	349,800	10,169,304

		26,410,885

LEISURE EQUIPMENT & PRODUCTS–0.4%
Namco Bandai Holdings, Inc.	724,000	6,916,369

MEDIA–3.0%
Lagardere SCA	408,000	16,518,108
Vivendi SA	674,510	20,019,283
WPP PLC	1,970,000	19,267,201

		55,804,592

MULTILINE RETAIL–0.4%
Marks & Spencer Group PLC	1,251,000	8,082,660

SPECIALTY RETAIL–0.4%
Esprit Holdings Ltd.	1,014,600	6,731,530

TEXTILES, APPAREL & LUXURY GOODS–0.3%
Yue Yuen Industrial Holdings Ltd.	2,159,000	6,278,612

		174,666,396

INDUSTRIALS–8.7%
AEROSPACE & DEFENSE–0.9%
Bombardier, Inc.–Class B	2,031,400	9,323,249
Rolls-Royce Group PLC	900,200	7,010,249

		16,333,498

AIR FREIGHT & LOGISTICS–1.1%
Deutsche Post AG	1,119,990	21,645,823

AIRLINES–0.8%
Qantas Airways Ltd.	5,824,974	15,541,625

BUILDING PRODUCTS–1.0%
Cie de Saint-Gobain	353,500	19,176,075

INDUSTRIAL CONGLOMERATES–0.5%
Bidvest Group Ltd.	533,800	9,305,971

Company	Shares	U.S. $ Value

PROFESSIONAL SERVICES–1.4%
Adecco SA	154,900	$8,545,054
Randstad Holding NV(a)	361,300	17,977,339

		26,522,393

ROAD & RAIL–0.5%
East Japan Railway Co.	141,000	8,922,582

TRADING COMPANIES & DISTRIBUTORS–2.2%
Mitsubishi Corp.	906,800	22,587,098
Mitsui & Co. Ltd.	573,000	8,128,640
Wolseley PLC(a)	500,700	10,022,451

		40,738,189

TRANSPORTATION INFRASTRUCTURE–0.3%
Macquarie Infrastructure Group	4,862,100	5,790,937

		163,977,093

INFORMATION TECHNOLOGY–6.8%
COMMUNICATIONS EQUIPMENT–1.6%
Nokia OYJ	2,175,200	28,125,329
Telefonaktiebolaget LM Ericsson–Class B	241,092	2,219,505

		30,344,834

COMPUTERS & PERIPHERALS–1.5%
Compal Electronics, Inc. (GDR)(b)	1,191,637	8,261,500
Toshiba Corp.(a)	3,702,000	20,542,027

		28,803,527

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.1%
AU Optronics Corp.	7,964,990	9,542,028
Hitachi High-Technologies Corp.	152,000	3,015,736
Murata Manufacturing Co. Ltd.	151,900	7,580,904

		20,138,668

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.6%
Hynix Semiconductor, Inc.(a)	761,100	15,135,408
Samsung Electronics (Preference Shares)	18,900	8,519,047
Samsung Electronics Co. Ltd.	38,080	26,112,584

		49,767,039

		129,054,068

MATERIALS–5.9%
CHEMICALS–2.2%
BASF SE	288,000	17,824,521
Israel Chemicals Ltd.	1,068,200	14,026,625
Koninklijke Dsm NV	199,100	9,782,473

		41,633,619

8

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSTRUCTION MATERIALS–0.4%
Fletcher Building Ltd.	1,266,212	$7,305,570

CONTAINERS & PACKAGING–0.3%
Amcor Ltd.	1,212,539	6,750,634

METALS & MINING–2.8%
BHP Billiton Ltd.	292,400	11,189,193
MMC Norilsk Nickel (ADR)(a)	648,804	9,310,338
Rio Tinto PLC	272,000	14,687,141
Xstrata PLC(a)	970,130	17,303,327

		52,489,999

PAPER & FOREST PRODUCTS–0.2%
Svenska Cellulosa AB– Class B	294,800	3,930,481

		112,110,303

UTILITIES–3.9%
ELECTRIC UTILITIES–3.1%
E.ON AG	800,200	33,587,647
Electricite de France	108,800	6,466,345
Enel SpA	1,238,500	7,170,158
The Tokyo Electric Power Co., Inc.	438,700	11,010,684

		58,234,834

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.2%
Drax Group PLC	629,800	4,198,777
MULTI-UTILITIES–0.6%
RWE AG	105,380	10,226,323

		72,659,934

Company	Shares	U.S. $ Value

CONSUMER STAPLES–3.3%
FOOD & STAPLES RETAILING–3.0%
Aeon Co. Ltd.	1,408,700	$11,433,891
Casino Guichard Perrachon SA	94,800	8,446,219
Koninklijke Ahold NV	1,685,040	22,324,579
Metro AG	222,200	13,570,372

		55,775,061

FOOD PRODUCTS–0.3%
Associated British Foods PLC	499,100	6,616,732

		62,391,793

Total Common Stocks (cost $1,699,106,695)		1,830,595,795

RIGHTS–0.0%
FINANCIALS–0.0%
DIVERSIFIED FINANCIAL SERVICES–0.0%
Fortis(a) (cost $0)	2,209,932	3

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.3%
TIME DEPOSIT–1.3%
State Street Time Deposit 0.01%, 1/04/10 (cost $25,004,000)	$25,004	25,004,000

TOTAL INVESTMENTS–98.3% (cost $1,724,110,695)		1,855,599,798
Other assets less liabilities–1.7%		31,468,695

NET ASSETS–100.0%		$1,887,068,493

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 INDEX	72	March 2010	$6,000,927	$6,235,128	$234,201
TOPIX INDEX	180	March 2010	17,277,603	17,481,075	203,472

					$437,673

9

INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/10	195,202	$172,012,002	$175,163,482	$3,151,480
Australian Dollar settling 4/15/10	38,974	34,085,491	34,640,107	554,616
British Pound settling 1/15/10	4,450	7,374,362	7,187,242	(187,120)
British Pound settling 1/15/10	68,675	114,116,561	110,917,724	(3,198,837)
British Pound settling 1/15/10	3,827	6,375,667	6,181,028	(194,639)
British Pound settling 1/15/10	7,189	11,922,525	11,611,030	(311,495)
British Pound settling 1/15/10	23,898	38,476,497	38,597,915	121,418
Canadian Dollar settling 1/15/10	17,493	16,781,627	16,726,278	(55,349)
Euro settling 1/15/10	6,202	9,253,508	8,890,797	(362,711)
New Zealand Dollar settling 1/15/10	127,204	92,696,099	92,299,450	(396,649)
New Zealand Dollar settling 4/15/10	20,506	14,433,148	14,780,337	347,189
Norwegian Krone settling 1/15/10	471,710	82,322,862	81,437,425	(885,437)
Swedish Krona settling 1/15/10	524,945	74,664,897	73,375,068	(1,289,829)
Swedish Krona settling 4/15/10	78,244	10,823,492	10,941,916	118,424
Swedish Krona settling 4/15/10	51,599	7,076,111	7,215,786	139,675

Sale Contracts:
Australian Dollar settling 1/15/10	16,133	14,710,231	14,476,862	233,369
Australian Dollar settling 1/15/10	10,234	9,324,914	9,183,426	141,488
British Pound settling 1/15/10	100,005	164,181,208	161,519,140	2,662,068
British Pound settling 1/15/10	25,786	40,956,935	41,647,243	(690,308)
Canadian Dollar settling 1/15/10	5,233	4,883,899	5,003,637	(119,738)
Canadian Dollar settling 1/15/10	46,316	43,691,454	44,285,960	(594,506)
Canadian Dollar settling 1/15/10	12,328	11,812,842	11,787,661	25,181
Euro settling 1/15/10	37,700	55,295,344	54,044,346	1,250,998
Euro settling 1/15/10	66,019	99,674,166	94,640,682	5,033,484
Euro settling 4/15/10	3,185	4,738,452	4,565,011	173,441
Euro settling 4/15/10	57,495	82,390,335	82,406,695	(16,360)
Japanese Yen settling 1/15/10	826,602	9,075,660	8,875,771	199,889
Japanese Yen settling 1/15/10	8,163,290	91,630,729	87,654,632	3,976,097
Japanese Yen settling 4/15/10	379,661	4,241,548	4,078,813	162,735
New Zealand Dollar settling 1/15/10	22,671	17,008,011	16,450,118	557,893
Swiss Franc settling 1/15/10	7,153	7,106,947	6,915,217	191,730
Swiss Franc settling 4/15/10	5,004	4,802,073	4,840,634	(38,561)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the market value of this security amounted to $8,261,500 or 0.4% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

10

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $1,724,110,695)	$1,855,599,798
Cash	868,457 (a)
Foreign currencies, at value (cost $12,571,972)	12,593,051
Unrealized appreciation of forward currency exchange contracts	19,041,175
Receivable for investment securities sold and foreign currency transactions	7,548,568
Dividends and interest receivable	3,265,698
Receivable for capital stock sold	183,081
Receivable for variation margin on futures contracts	16,427
Other asset	37,567

Total assets	1,899,153,822

LIABILITIES
Unrealized depreciation of forward currency exchange contracts	8,341,539
Payable for capital stock redeemed	1,743,186
Advisory fee payable	1,196,686
Distribution fee payable	360,314
Payable for investment securities purchased	96,153
Administrative fee payable	21,946
Transfer Agent fee payable	153
Accrued expenses	325,352

Total liabilities	12,085,329

NET ASSETS	$1,887,068,493

COMPOSITION OF NET ASSETS
Capital stock, at par	$129,683
Additional paid-in capital	2,757,266,603
Distributions in excess of net investment income	(3,763,493)
Accumulated net realized loss on investment and foreign currency transactions	(1,009,221,082)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	142,656,782

$1,887,068,493

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$179,342,409	12,199,464	$14.70
B	$1,707,726,084	117,483,265	$14.54

(a)	An amount of $867,957 has been segregated to collateralize margin requirements for open futures contracts outstanding at December 31, 2009.

See notes to financial statements.

11

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $7,164,348)	$63,628,225
Interest	9,464

63,637,689

EXPENSES
Advisory fee (see Note B)	13,880,117
Distribution fee—Class B	4,222,056
Transfer agency—Class A	1,085
Transfer agency—Class B	10,782
Printing	707,308
Custodian	464,232
Administrative	80,696
Legal	74,405
Audit	41,898
Directors’ fees	3,559
Miscellaneous	85,227

Total expenses	19,571,365

Net investment income	44,066,324

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(758,964,272)
Futures contracts	4,638,169
Foreign currency transactions	(24,708,650)
Net change in unrealized appreciation/depreciation of:
Investments	1,288,346,053
Futures contracts	38,288
Foreign currency denominated assets and liabilities	6,792,430

Net gain on investment and foreign currency transactions	516,142,018

NET INCREASE IN NET ASSETS FROM OPERATIONS	$560,208,342

See notes to financial statements.

12

INTERNATIONAL VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$44,066,324	$71,102,116
Net realized loss on investment and foreign currency transactions	(779,034,753)	(345,490,659)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,295,176,771	(1,519,896,164)

Net increase (decrease) in net assets from operations	560,208,342	(1,794,284,707)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(2,172,110)	(2,216,163)
Class B	(16,521,947)	(20,468,603)
Net realized gain on investment and foreign currency transactions
Class A	–0	–	(12,223,065)
Class B	–0	–	(146,438,238)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(469,073,106)	752,222,152
CAPITAL CONTRIBUTIONS
Proceeds from third party regulatory settlement (see Note E)	37,567	–0	–

Total increase (decrease)	72,478,746	(1,223,408,624)
NET ASSETS
Beginning of period	1,814,589,747	3,037,998,371

End of period (including distributions in excess of net investment income of ($3,763,493) and ($4,427,110), respectively)	$1,887,068,493	$1,814,589,747

See notes to financial statements.

13

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein International Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.

14

AllianceBernstein Variable Products Series Fund

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Financials	$37,834,207		$449,170,172		$–0	–	$487,004,379
Telecommunication Services	12,128,006		214,185,800		–0	–	226,313,806
Energy	31,624,813		191,943,876		–0	–	223,568,689
Health Care	–0	–	178,849,334		–0	–	178,849,334
Consumer Discretionary	–0	–	174,666,396		–0	–	174,666,396
Industrials	9,323,249		154,653,844		–0	–	163,977,093
Information Technology	–0	–	129,054,068		–0	–	129,054,068
Materials	–0	–	112,110,303		–0	–	112,110,303
Utilities	–0	–	72,659,934		–0	–	72,659,934
Consumer Staples	–0	–	62,391,793		–0	–	62,391,793
Rights	–0	–	–0	–	3		3
Short-Term Investments	–0	–	25,004,000		–0	–	25,004,000

Total Investments in Securities	90,910,275		1,764,689,520	+	3		1,855,599,798
Other Financial Instruments*:
Assets	437,673		19,041,175		–0	–	19,478,848
Liabilities	–0	–	(8,341,539)		–0	–	(8,341,539)

Total	$91,347,948		$1,775,389,156		$3		$1,866,737,107

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

15

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights		Total
Balance as of 12/31/08	$3		$3
Accrued discounts /premiums	–0	–	–0	–
Realized gain (loss)	–0	–	–0	–
Change in unrealized appreciation/depreciation	–0	–	–0	–
Net purchases (sales)	–0	–	–0	–
Net transfers in and/or out of Level 3	–0	–	–0	–

Balance as of 12/31/09	$3		$3

Net change in unrealized appreciation/depreciation from Investments held as of 12/31/09*	$–0	–	$–0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

16

AllianceBernstein Variable Products Series Fund

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. This waiver extends through May 1, 2010 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2009, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $80,696.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $1,997,848, of which $0 and $2,586, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$926,190,187		$1,379,756,863
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$1,768,903,996

Gross unrealized appreciation	$214,025,490
Gross unrealized depreciation	(127,329,688)

Net unrealized appreciation	$86,695,802

17

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written.

18

AllianceBernstein Variable Products Series Fund

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$19,041,175		Unrealized depreciation of forward currency exchange contracts	$8,341,539
Equity contracts	Receivable for variation margin on futures contracts	437,673	*

Total		$19,478,848			$8,341,539

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(22,035,273)	$6,272,526
Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	4,638,169	38,288

Total		$(17,397,104)	$6,310,814

For the year ended December 31, 2009, the average monthly principal amount of foreign currency exchange contracts was $1,235,255,367 and average monthly original value of futures contracts was $45,977,091.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

19

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	4,516,357	8,440,024	$52,692,835	$148,140,128
Shares issued in reinvestment of dividends and distributions	151,261	635,809	2,172,110	14,439,228
Shares redeemed	(6,509,436)	(3,773,976)	(77,800,323)	(60,943,186)

Net increase (decrease)	(1,841,818)	5,301,857	$(22,935,378)	$101,636,170

Class B
Shares sold	23,570,199	49,688,884	$241,290,066	$761,634,791
Shares issued in reinvestment of dividends and distributions	1,163,518	7,421,380	16,521,947	166,906,841
Shares redeemed	(59,100,246)	(18,551,975)	(703,949,741)	(277,955,650)

Net increase (decrease)	(34,366,529)	38,558,289	$(446,137,728)	$650,585,982

For the year ended December 31, 2009, the Portfolio received $37,567 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

20

AllianceBernstein Variable Products Series Fund

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$18,694,057		$53,131,866
Long-term capital gains	–0	–	128,214,203

Total distributions paid	$18,694,057		$181,346,069

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,229,469
Accumulated capital and other losses	(966,720,613	)(a)
Unrealized appreciation/(depreciation)	87,163,351	(b)

Total accumulated earnings/(deficit)	$(870,327,793)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $958,465,566 of which $41,335,504 expires in the year 2016, and $917,130,062 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post October capital losses of $8,255,047 to January 1, 2010.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gain/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (“PFICs”).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

21

INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

22

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.05	$25.14	$24.96	$19.07	$16.70

Income From Investment Operations
Net investment income (a)	.29	.54	.43	.38	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54	(13.15)	1.07	6.21	2.49

Net increase (decrease) in net asset value from operations	3.83	(12.61)	1.50	6.59	2.75

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.23)	(.31)	(.30)	(.10)
Distributions from net realized gain on investment transactions	–0	–	(1.25)	(1.01)	(.40)	(.28)

Total dividends and distributions	(.18)	(1.48)	(1.32)	(.70)	(.38)

Net asset value, end of period	$14.70	$11.05	$25.14	$24.96	$19.07

Total Return
Total investment return based on net asset value (c)	34.68%	(53.18)%	5.84%	35.36%	16.92%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$179,342	$155,183	$219,691	$129,837	$56,692
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83%	.81%	.81%	.85	%(d)	.86%
Expenses, before waivers/reimbursements	.83%	.81%	.81%	.85	%(d)	.87%
Net investment income	2.40%	2.98%	1.68%	1.75	%(d)	1.54	%(b)
Portfolio turnover rate	52%	36%	23%	25%	18%

See footnote summary on page 24.

23

INTERNATIONAL VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$10.93	$24.88	$24.74	$18.93	$16.61

Income From Investment Operations
Net investment income (a)	.28	.50	.36	.33	.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.47	(13.02)	1.06	6.16	2.50

Net increase (decrease) in net asset value from operations	3.75	(12.52)	1.42	6.49	2.69

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.18)	(.27)	(.28)	(.09)
Distributions from net realized gain on investment transactions	–0	–	(1.25)	(1.01)	(.40)	(.28)

Total dividends and distributions	(.14)	(1.43)	(1.28)	(.68)	(.37)

Net asset value, end of period	$14.54	$10.93	$24.88	$24.74	$18.93

Total Return
Total investment return based on net asset value (c)	34.36%	(53.28)%	5.58%	35.05%	16.58%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,707,726	$1,659,407	$2,818,307	$1,888,710	$840,572
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08%	1.06%	1.06%	1.10	%(d)	1.11%
Expenses, before waivers/reimbursements	1.08%	1.06%	1.06%	1.10	%(d)	1.12%
Net investment income	2.38%	2.77%	1.41%	1.53	%(d)	1.08	%(b)
Portfolio turnover rate.	52%	36%	23%	25%	18%

(a)	Based on average shares outstanding.

(b)	Net of expenses reimbursed or waived by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein International Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein International Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

25

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For the fiscal year ended December 31, 2009, the Portfolio designates $7,164,348 as foreign tax credit with an associated foreign source income of $70,792,573.

26

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Henry S. D’Auria(2), Vice President

Sharon E. Fay(2), Vice President

Eric J. Franco(2), Vice President

Joseph G. Paul(2), Vice President Kevin F. Simms(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 20111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Joseph G. Paul, Mr. Kevin F. Simms, Mr. Henry S. D’Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

27

INTERNATIONAL VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993 Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice-Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

28

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

29

INTERNATIONAL VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, he was Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he has been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Henry S. D’Auria 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Sharon E. Fay 49	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2005.

Eric J. Franco 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Joseph G. Paul 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Kevin F. Simms 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Charke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

30

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein International Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,538.4	International Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,750 (0.004% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice.

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

31

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
International Value Portfolio	Class A 1.20% Class B 1.45%	0.81% 1.06%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee(%)	Portfolio Advisory Fee(%)
International Value Portfolio	$1,538.4	International Strategic Value Schedule 90 bp on 1st $25m 70 bp on next $25m 60 bp on next $50m 50 bp on the balance Minimum account size $25m	0.513	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

32

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein International Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein International Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein International Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee(%)	Effective Portfolio Adv. Fee(%)
International Value Portfolio	International Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.739	0.750

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee[6]
International Value Portfolio	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
International Value Fund	Client #1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% on the balance	0.348	0.750

	Client #2[8],[9]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.581	0.750

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.1 million.

7	This ITM Fund is privately placed or institutional.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

9	The client is an affiliate of the Adviser.

33

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Portfolio		Fee Schedule	Effective Sub-Adv. Fee(%)		Portfolio Advisory Fee(%)

	Client #3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% on the balance	0.345		0.750

	Client #4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% on the balance	0.465		0.750

	Client #5	0.50%	0.500		0.750

	Client #6	0.30%	0.300		0.750

	Client #7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/– Performance Fee[10]	0.206	[11]	0.750

	Client #8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% on the balance	0.276		0.750

	Client #9	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.426		0.750

	Client #10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.372		0.750

	Client #11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% on the balance	0.333		0.750

	Client #12	0.35% on 1st $1 billion 0.325% on the balance	0.341		0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from –60% to +60 of the base fee.

11	The calculation excludes the performance fee.

34

AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Portfolio.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Portfolio’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolio’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Portfolio	Contractual Management Fee[14]	Lipper Exp. Group Median	Rank
International Value Portfolio[15]	0.750	0.779	6/15

However, because Lipper had expanded the EG of the Portfolio, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.16 A “normal” EU will include funds that have the same investment classification/objective as the subject Portfolio.17

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.18

Portfolio	Expense Ratio (%)[19]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Portfolio[20]	0.818	0.852	5/15	0.994	9/56

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual management fee.

15	The Portfolio’s EG includes the Portfolio, four other variable insurance product (“VIP”) International Value funds (“IFVE”) and ten VIP International Core funds (“IFCE”).

16	It should be noted that the expansion of the Portfolio’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

18	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

19	Most recently completed fiscal year end Class A total expense ratio.

20	The Portfolio’s EU includes the Portfolio, EG and all other VIP IFVE and IFCE funds, excluding outliers.

35

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $5,868,684 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $1,298,762 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.21

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

21	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

36

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,22 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli23 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended January 31, 2009.27

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year	–	55.15	–	43.97	–	44.83	4/4	26/26
3 year	–	18.39	–	12.73	–	12.39	4/4	25/25
5 year	–	3.31	–	1.84	–	0.97	3/3	19/20

22	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

23	The Deli study was originally published in 2002 based on 1997 data.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

25	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

26	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PU is somewhat different from that of an EU.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

37

INTERNATIONAL VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)28 versus its benchmark.29 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)		Annualized			Risk Period (Year)
									Volatility (%)	Sharpe (%)
International Value Portfolio		–55.15		–18.39		–3.31	1.93		20.39		–0.21	5
MSCI EAFE Index (Net)		–43.74		–12.25		–0.70		–0.40	16.92		–0.14	5
Inception Date: May 10, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

28	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

29	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

30	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

38

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Large Cap Growth Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in the equity securities of a limited number of large, carefully selected, high-quality US companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large-capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index. The Adviser looks for companies whose substantially above-average earnings growth is not fully reflected in current market valuations. The Adviser expects that normally the Portfolio’s investments will tend to emphasize investments in securities issued by US companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio’s net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Growth Index, in addition to the broad market as measured by the Standard & Poor’s (S&P) 500 Stock Index, for the one-, five- and 10-year periods ended December 31, 2009.

The Portfolio’s Class A shares outperformed its benchmark for the annual reporting period ended December 31, 2009. Outperformance for the period was due to stock selection, primarily in the materials, energy and technology sectors. These sectors accounted for seven out of ten of the Portfolio’s top ten individual contributors. Stock selection in the financials sector also added to relative outperformance for the period. Detractors for the 12-month period came from stock selection in the consumer discretionary and consumer staples sectors, as well as the Portfolio’s overweight in the health care sector.

MARKET REVIEW AND INVESTMENT STRATEGY

Several transitions took place in 2009. In terms of investment style, the first and fourth quarters favored growth, while value stocks rallied in the middle two periods. This pattern was very much in sync with wholesale shifts in investor attitudes toward risk across styles: first they shunned risk altogether, then signs of economic recovery prompted them to embrace stocks previously branded as risky and whose prices had plunged most precipitously. By the fourth quarter, however, a more discriminating attitude toward risk was becoming evident.

Financials were one example; the sector got particularly hard hit during the reporting period amid fears of potentially restrictive regulation, concerns around financial stability at some companies and increased regulatory restrictions overshadowed generally improving fundamental performance. After outperforming through September 30, 2009, financials were the S&P 500 Stock Index’s only underperforming sector for the fourth quarter. The financials sector remains the Portfolio’s largest overweight.

1

LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus. There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

LARGE CAP GROWTH PORTFOLIO HISTORICAL INFORMATION (continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Large Cap Growth Portfolio Class A*	37.52%	1.62%	-3.54%
AllianceBernstein Large Cap Growth Portfolio Class B*	37.10%	1.36%	-3.79%
Russell 1000 Growth Index	37.21%	1.63%	-3.99%
S&P 500 Stock Index	26.46%	0.42%	-0.95%

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 1.96%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84% and 1.09% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

LARGE CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Cap Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,257.32	$4.95	0.87%
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43	0.87%

Class B
Actual	$1,000	$1,255.45	$6.37	1.12%
Hypothetical (5% return before expenses)	$1,000	$1,019.56	$5.70	1.12%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

LARGE CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Google, Inc.—Class A	$30,134,128	6.8%
Apple, Inc.	30,024,355	6.8
JP Morgan Chase & Co.	22,874,746	5.1
The Goldman Sachs Group, Inc.	22,269,996	5.0
Alcon, Inc.	21,086,105	4.7
Schlumberger Ltd.	16,886,950	3.8
Intel Corp.	16,654,560	3.7
QUALCOMM, Inc.	15,330,564	3.5
Gilead Sciences, Inc.	15,009,504	3.4
Hewlett-Packard Co.	14,863,211	3.3

	$205,134,119	46.1%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Technology	$139,423,286	31.4%
Financial Services	76,655,299	17.2
Health Care	65,857,932	14.8
Consumer Discretionary	45,209,540	10.2
Energy	41,944,921	9.4
Producer Durables	37,937,725	8.5
Materials & Processing	26,271,679	5.9
Consumer Staples	9,353,403	2.1
Short-Term Investments	2,216,000	0.5

Total Investments	$444,869,785	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–99.4%

TECHNOLOGY–31.3%
COMMUNICATIONS TECHNOLOGY–5.1%
Cisco Systems, Inc.(a)	307,200	$7,354,368
QUALCOMM, Inc.	331,400	15,330,564

		22,684,932

COMPUTER SERVICES SOFTWARE & SYSTEMS–8.2%
Google, Inc.–Class A(a)	48,605	30,134,128
Microsoft Corp.	215,400	6,567,546

		36,701,674

COMPUTER TECHNOLOGY–12.1%
Apple, Inc.(a)	142,390	30,024,355
EMC Corp.(a)	501,300	8,757,711
Hewlett-Packard Co.	288,550	14,863,211

		53,645,277

PRODUCTION TECHNOLOGY EQUIPMENT–1.4%
KLA-Tencor Corp.	140,400	5,076,864
Lam Research Corp.(a)	31,900	1,250,799

		6,327,663

SEMICONDUCTORS & COMPONENT–4.5%
Broadcom Corp.–Class A(a)	108,400	3,409,180
Intel Corp.	816,400	16,654,560

		20,063,740

		139,423,286

FINANCIAL SERVICES–17.2%
ASSET MANAGEMENT & CUSTODIAN–1.6%
Franklin Resources, Inc.	69,300	7,300,755

BANKS: DIVERSIFIED–1.0%
Bank of America Corp.	269,800	4,063,188
Wells Fargo & Co.	10,700	288,793

		4,351,981

DIVERSIFIED FINANCIAL SERVICES–12.8%
The Blackstone Group LP	588,500	7,721,120
Credit Suisse Group AG (Sponsored ADR)	83,500	4,104,860
The Goldman Sachs Group, Inc.	131,900	22,269,996
JP Morgan Chase & Co.	548,950	22,874,746

		56,970,722

INSURANCE: LIFE–0.4%
Principal Financial Group, Inc.	66,000	1,586,640

SECURITIES BROKERAGE & SERVICES–1.4%
CME Group, Inc.–Class A	19,185	6,445,201

		76,655,299

Company	Shares	U.S. $ Value

HEALTH CARE–14.8%
BIOTECHNOLOGY–2.3%
Baxter International, Inc.	85,500	$5,017,140
Celgene Corp.(a)	93,000	5,178,240

		10,195,380

HEALTH CARE SERVICES–0.6%
Medco Health Solutions, Inc.(a)	40,300	2,575,573

MEDICAL SERVICES–5.6%
Alcon, Inc.	128,300	21,086,105
Covidien PLC	79,300	3,797,677

		24,883,782

PHARMACEUTICALS–6.3%
Gilead Sciences, Inc.(a)	346,800	15,009,504
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	182,600	10,258,468
Vertex Pharmaceuticals, Inc.(a)	68,500	2,935,225

		28,203,197

		65,857,932

CONSUMER DISCRETIONARY–10.2%
AUTO PARTS–1.5%
Johnson Controls, Inc.	253,900	6,916,236

CABLE TELEVISION SERVICES–0.8%
Comcast Corp.–Class A	214,100	3,609,726

DIVERSIFIED RETAIL–6.8%
Costco Wholesale Corp.	147,000	8,697,990
Kohl’s Corp.(a)	180,800	9,750,544
Target Corp.	180,000	8,706,600
Wal-Mart Stores, Inc.	55,000	2,939,750

		30,094,884

ENTERTAINMENT–0.4%
The Walt Disney Co.	49,900	1,609,275

HOTEL/MOTEL–0.4%
Hyatt Hotels Corp.(a)	58,700	1,749,847

LEISURE TIME–0.3%
Carnival Corp.(a)	38,800	1,229,572

		45,209,540

ENERGY–9.4%
ALTERNATIVE ENERGY–1.2%
Suncor Energy, Inc. (New York)	154,200	5,444,802

ENERGY EQUIPMENT–0.6%
Vestas Wind Systems A/S (ADR)(a)	139,000	2,821,700

OIL WELL EQUIPMENT & SERVICES–5.4%
Cameron International Corp.(a)	141,700	5,923,060
National Oilwell Varco, Inc.	28,600	1,260,974
Schlumberger Ltd.	259,440	16,886,950

		24,070,984

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

OIL: CRUDE PRODUCERS–2.2%
Occidental Petroleum Corp.	118,100	$9,607,435

		41,944,921

PRODUCER DURABLES–8.5%
AEROSPACE–0.4%
Goodrich Corp.	26,800	1,721,900

AIR TRANSPORT–0.6%
FedEx Corp.	31,600	2,637,020

DIVERSIFIED MANUFACTURING OPERATIONS–4.8%
Danaher Corp.	120,600	9,069,120
Illinois Tool Works, Inc.	260,800	12,515,792

		21,584,912

ENGINEERING & CONTRACTING SERVICES–0.2%
Quanta Services, Inc.(a)	44,300	923,212

MACHINERY & ENGINEERING–0.7%
Ingersoll-Rand PLC	86,400	3,087,936

SCIENTIFIC INSTRUMENTS: ELECTRICAL–1.4%
Cooper Industries Ltd.–Class A	145,100	6,187,064

TRANSPORTATION MISC–0.4%
United Parcel Service, Inc.–Class B	31,300	1,795,681

		37,937,725

MATERIALS & PROCESSING–5.9%
CHEMICALS: SPECIALTY–2.1%
Air Products & Chemicals, Inc.	114,550	9,285,423

Company	Shares	U.S. $ Value

COPPER–1.9%
Freeport-McMoRan Copper & Gold, Inc.(a)	103,135	$8,280,709

METALS & MINERALS: DIVERSIFIED–0.9%
Vale SA (Sponsored ADR)–Class B	137,400	3,988,722

STEEL–1.0%
ArcelorMittal (New York)	103,100	4,716,825

		26,271,679

CONSUMER STAPLES–2.1%
BEVERAGE: BREWERS & DISTILLERS–0.5%
Anheuser-Busch InBev NV (ADR)(a)	44,100	2,294,523

BEVERAGE: SOFT DRINKS–1.6%
Pepsico, Inc.	116,100	7,058,880

		9,353,403

Total Common Stocks (cost $344,360,809)		442,653,785

	Principal Amount (000)
SHORT-TERM INVESTMENTS–0.5%
TIME DEPOSIT–0.5%
State Street Time Deposit 0.01%, 1/04/10 (cost $2,216,000)	$2,216	2,216,000

TOTAL INVESTMENTS–99.9% (cost $346,576,809)		444,869,785
Other assets less liabilities–0.1%		530,505

Net Assets–100.0%		$445,400,290

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts*	Exercise Price	Expiration Month	U.S. $ Value
Arcelormittal NY Registered (premiums received $14,628)	132	$44.00	January 2010	$34,320

(a)	Non-income producing security.
*	One contract relates to 100 shares.

Glossary:

ADR—American Depositary Receipt

LP—Limited Partnership

See notes to financial statements.

7

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $346,576,809)	$444,869,785
Cash	231
Receivable for capital stock sold	1,037,359
Receivable for investment securities sold	495,985
Dividends and interest receivable	471,873

Total assets	446,875,233

LIABILITIES
Options written, at value (premium received $14,628)	34,320
Payable for capital stock redeemed	679,886
Advisory fee payable	280,428
Payable for investment securities purchased	260,585
Printing fee payable	120,026
Distribution fee payable	48,876
Administrative fee payable	20,508
Transfer Agent fee payable	125
Accrued expenses	30,189

Total liabilities	1,474,943

NET ASSETS	$445,400,290

COMPOSITION OF NET ASSETS
Capital stock, at par	$17,802
Additional paid-in capital	901,712,576
Undistributed net investment income	1,290,941
Accumulated net realized loss on investment and foreign currency transactions	(555,894,313)
Net unrealized appreciation on investments	98,273,284

$445,400,290

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$211,940,400	8,358,633	$25.36
B	$233,459,890	9,443,254	$24.72

See notes to financial statements.

8

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $94,352)	$5,266,697
Interest	51

	5,266,748

EXPENSES
Advisory fee (see Note B)	2,923,096
Distribution fee—Class B	506,526
Transfer agency—Class A	7,529
Transfer agency—Class B	8,216
Printing	212,976
Custodian	107,572
Administrative	79,258
Legal	45,630
Audit	37,490
Directors’ fees	3,682
Miscellaneous	15,013

Total expenses	3,946,988

Net investment income	1,319,760

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(25,468,044	)(a)
Options written	78,684
Foreign currency transactions	36
Net change in unrealized appreciation/depreciation of:
Investments	149,230,404
Options written	(19,692)

Net gain on investment and foreign currency transactions	123,821,388

NET INCREASE IN NET ASSETS FROM OPERATIONS	$125,141,148

(a)	Includes class action settlement proceeds of $8,303,270.

See notes to financial statements.

9

LARGE CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,319,760	$259,748
Net realized loss on investment and foreign currency transactions	(25,389,324)	(67,058,377)
Net change in unrealized appreciation/depreciation of investments	149,210,712	(207,667,148)

Net increase (decrease) in net assets from operations	125,141,148	(274,465,777)
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(288,603)	–0	–
CAPITAL STOCK TRANSACTIONS
Net decrease	(53,880,424)	(140,298,489)

Total increase (decrease)	70,972,121	(414,764,266)
NET ASSETS
Beginning of period	374,428,169	789,192,435

End of period (including undistributed net investment income of $1,290,941 and $259,748, respectively)	$445,400,290	$374,428,169

See notes to financial statements.

10

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. Prior to February 1, 2006, the Portfolio’s investment objective was to seek growth of capital by pursuing aggressive investment policies. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

11

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks
Technology	$139,423,286		$–0	–	$–0	–	$139,423,286
Financial Services	76,655,299		–0	–	–0	–	76,655,299
Health Care	65,857,932		–0	–	–0	–	65,857,932
Consumer Discretionary	45,209,540		–0	–	–0	–	45,209,540
Energy	39,123,221		2,821,700		–0	–	41,944,921
Producer Durables	37,937,725		–0	–	–0	–	37,937,725
Materials & Processing	26,271,679		–0	–	–0	–	26,271,679
Consumer Staples	9,353,403						9,353,403
Short-Term Investments	–0	–	2,216,000		–0	–	2,216,000

Total Investments in Securities	439,832,085		5,037,700		–0	–	444,869,785
Other Financial Instruments*:
Assets	–0	–	–0	–	–0	–	–0	–
Liabilities	(34,320)		–0	–	–0	–	(34,320)

Total	$439,797,765		$5,037,700		$–0	–	$444,835,465

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

12

AllianceBernstein Variable Products Series Fund

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $79,258.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $500,928, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to

13

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$374,829,523		$413,429,433
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$360,481,712

Gross unrealized appreciation	$86,367,083
Gross unrealized depreciation	(1,979,010)

Net unrealized appreciation	$84,388,073

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as

14

AllianceBernstein Variable Products Series Fund

portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options written outstanding as of 12/31/08	—	$—
Options written	742	193,858
Options closed	(610)	(179,230)

Options written outstanding as of 12/31/09	132	$14,628

At December 31, 2009, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts		$–0	–	Options written, at value	$34,320

Total					$34,320

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$78,684	$(19,692)

Total		$78,684	$(19,692)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

15

LARGE CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES			AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	265,026	352,743		$5,799,157	$8,856,556
Shares issued in reinvestment of dividends	13,976	–0	–	288,603	–0	–
Shares redeemed	(1,742,614)	(3,454,109)		(35,573,178)	(89,196,186)

Net decrease	(1,463,612)	(3,101,366)		$(29,485,418)	$(80,339,630)

Class B
Shares sold	927,341	829,132		$19,201,368	$19,371,034
Shares redeemed	(2,187,819)	(3,262,224)		(43,596,374)	(79,329,893)

Net decrease	(1,260,478)	(2,433,092)		$(24,395,006)	$(59,958,859)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$288,603	$–0	–

Total taxable distributions	288,603	–0	–

Total distributions paid	$288,603	–0	–

16

AllianceBernstein Variable Products Series Fund

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$973,931
Accumulated capital and other losses	(541,989,410	)(a)
Unrealized appreciation/(depreciation)	84,685,391	(b)

Total accumulated earnings/(deficit)	$(456,330,088)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $541,977,622 of which $293,988,219 expires in the year 2010, $167,106,343 expires in the year 2011, $52,077,408 expires in the year 2016, and $28,805,652 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Portfolio defers $11,788 in straddle losses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax treatment of partnerships.

During the current fiscal year, permanent differences primarily due the tax treatment of foreign currency resulted in a net increase in undistributed net investment income, and a net increase in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

17

LARGE CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008		2007		2006		2005
Net asset value, beginning of period	$18.47	$30.61		$26.87		$26.99		$23.44

Income From Investment Operations
Net investment income (loss) (a)	.10	.04		(.01)		(.03)		(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.82	(12.18)		3.75		(.09)		3.62

Net increase (decrease) in net asset value from operations	6.92	(12.14)		3.74		(.12)		3.55

Less: Dividends
Dividends from net investment income	(.03)	–0	–	–0	–	–0	–	–0	–

Net asset value, end of period	$25.36	$18.47		$30.61		$26.87		$26.99

Total Return
Total investment return based on net asset value (b)	37.52%*	(39.66	)%*	13.92	%*	(.44)%		15.15%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,940	$181,452		$395,655		$474,069		$618,980
Ratio to average net assets of:
Expenses	.88%	.84%		.82%		.84	%(c)	.81%
Net investment income (loss)	.47%	.17%		(.03)%		(.12	)%(c)	(.28)%
Portfolio turnover rate	97%	89%		92%		81%		54%

See footnote summary on page 19.

18

AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$18.03	$29.96	$26.37	$26.55		$23.11

Income From Investment Operations
Net investment income (loss) (a)	.04	(.02)	(.08)	(.09)		(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.65	(11.91)	3.67	(.09)		3.56

Net increase (decrease) in net asset value from operations	6.69	(11.93)	3.59	(.18)		3.44

Net asset value, end of period	$24.72	$18.03	$29.96	$26.37		$26.55

Total Return
Total investment return based on net asset value (b)	37.10%*	(39.82)%*	13.61%*	(.68)%		14.89%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$233,460	$192,976	$393,537	$456,374		$624,453
Ratio to average net assets of:
Expenses	1.13%	1.09%	1.07%	1.08	%(c)	1.06%
Net investment income (loss)	.22%	(.08)%	(.27)%	(.37	)%(c)	(.53)%
Portfolio turnover rate	97%	89%	92%	81%		54%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009, December 31, 2008 and December 31, 2007 by 1.96%, 2.10% and 0.39%, respectively.

See notes to financial statements.

19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Large Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Large Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

20

LARGE CAP GROWTH PORTFOLIO
TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2009 qualifies for the corporate dividends received deduction.

21

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and
Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

James G. Reilly(2), Vice President

Michael J. Reilly(2), Vice President

P. Scott Wallace(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Large Cap Growth Investment Team. Mr. James G. Reilly, Mr. Michael J. Reilly, and Mr. P. Scott Wallace are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

22

LARGE CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

23

LARGE CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

James G. Reilly 48	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2005.

Michael J. Reilly 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

P. Scott Wallace 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Large Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$321.3	Large Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $93,000 (0.02% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Large Cap Growth Portfolio	Class A 0.84%	December 31
Class B 1.09%

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	$321.3	Large Cap Growth Schedule 80 bp on 1st $25m 50 bp on next $25m 40 bp on next $50m 30 bp on next $100m 25 bp on the balance Minimum account size $25m	0.351	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Large Cap Growth Fund, Inc., a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Large Cap Growth Fund, Inc.5 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Large Cap Growth Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Large Cap Growth Portfolio	Large Cap Growth Fund, Inc.	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Portfolio is as follows:

Portfolio	ITM Mutual Fund	Fee
Large Cap Growth Fund, Inc.	AllianceBernstein U.S. Large Cap Growth Equity—Hedged/Non-Hedged	0.95%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Large Cap Growth Portfolio	Client #1	0.35% on 1st $50 million 0.30% on next $100 million 0.25% on the balance	0.281	0.750

	Client #2	0.40% on first $200 million 0.35% on next $300 million 0.25% on the balance	0.272	0.750

	Client #3	0.60% on 1st billion 0.55% on the balance	0.600	0.750

	Client #4	0.35%	0.350	0.750

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

28

AllianceBernstein Variable Products Series Fund

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Portfolio	0.750	0.738	9/15

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Portfolio	0.841	0.775	12/15	0.815	54/84

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

29

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $730,025 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $283,546 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolio’s most recently completed fiscal year. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

30

AllianceBernstein Variable Products Series Fund

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year	–	35.23	–	37.10	–	37.68	5/15	19/102
3 year	–	14.33	–	13.72	–	12.60	11/15	71/93
5 year	–	4.35	–	5.43	–	4.97	4/13	33/82
10 year	–	5.27	–	4.05	–	3.56	7/11	38/48

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

31

LARGE CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
										Volatility (%)	Sharpe (%)
Large Cap Growth Portfolio	–	35.23	–	14.33	–	4.35	–	5.27	6.41	18.49	–	0.38	10
Russell 1000 Growth Index	–	36.44	–	11.11	–	4.76	–	5.29	4.99	18.75	–	0.37	10

Inception Date: June 26, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Money Market Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

MONEY MARKET PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Money Market Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.05	$1.97	0.39%
Hypothetical (5% return before expenses)	$1,000	$1,023.24	$1.99	0.39%

Class B
Actual	$1,000	$1,000.05	$1.97	0.39%
Hypothetical (5% return before expenses)	$1,000	$1,023.24	$1.99	0.39%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–99.8%
CERTIFICATE OF DEPOSIT–32.6%
Banco Bilbao Vizcaya 3/16/10	0.27%	$2,400	$2,400,025
Barclays Bank PLC NY 10/01/10(a)	0.48%	2,000	2,000,000
BNP Paribas NY Branch 2/08/10	0.23%	2,400	2,400,000
Deutsche Bank Ag 2/22/10	0.18%	1,600	1,600,000
Nordea Bank Finland NY 2/19/10	0.18%	2,100	2,100,000
Rabobank Nederland NV NY 3/03/10(a)	0.26%	1,000	1,000,000
6/16/10	0.29%	1,200	1,200,000
Royal Bank of Canada NY 12/09/10(a)	0.23%	1,600	1,600,000
Societe Generale NY 2/11/10	0.23%	2,000	2,000,000
Svenska Handelsbanken NY 1/25/10	0.23%	2,400	2,400,000
Toronto Dominion Bank NY 2/02/10	0.38%	1,000	1,000,000
Westpac Banking Corp. NY 12/01/10(a)	0.27%	1,300	1,300,000

			21,000,025

COMMERCIAL PAPER–26.4%
Aust & NZ Banking Group 1/15/10(b)	0.21%	2,800	2,799,772
Banque et Caisse d’Epargne de L’Etat 1/05/10	0.24%	2,300	2,299,939
CBA (Delaware) Finance 4/12/10	0.22%	2,200	2,198,643
HSBC USA, Inc. 1/04/10	0.25%	1,900	1,899,960
Kreditanstalt fuer Wiederaufbau 1/13/10(b)	0.20%	2,800	2,799,813
National Australia FDG (DE) 3/08/10(b)	0.18%	2,200	2,199,274
Straight-A Funding LLC 2/01/10(b)	0.20%	2,800	2,799,518

			16,996,919

	Yield*	Principal Amount (000)	U.S. $ Value

U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY OBLIGATIONS–23.7%
Bank of America Corp.–FDIC Insured
9/13/10(c)	0.28%	$1,300	$1,300,000
7/29/10(c)	0.33%	1,200	1,200,000
Citigroup Funding, Inc.–FDIC Insured
7/30/10(c)	0.38%	2,200	2,200,000
Federal Farm Credit Bank 7/08/10(c)	0.16%	2,000	2,000,182
Federal Home Loan Bank 7/27/10(c)	0.21%	1,000	999,922
7/28/10(c)	0.23%	1,000	1,000,000
2/19/10(c)	0.24%	600	600,219
Federal Home Loan Mortgage Corp. 7/12/10(c)	0.18%	1,000	999,888
7/14/10(c)	0.18%	1,000	1,000,000
9/03/10(c)	0.24%	1,000	1,000,000
8/24/10(c)	0.24%	1,000	1,000,000
Federal National Mortgage Association 7/13/10(c)	0.17%	1,000	1,000,000
8/05/10(c)	0.23%	1,000	999,772

			15,299,983

MUNICIPAL OBLIGATIONS–9.5%
Jackson Cnty MS PCR (Chevron Corporation) 6/01/23(d)	0.20%	3,000	3,000,000
Rhode Island Indl Fac Corp. (Exxon Mobil Corporation) 2/01/25(d)	0.20%	1,100	1,100,000
Valdez AK Marine Terminal (Exxon Mobil Corporation) 12/01/33(d)	0.18%	2,000	2,000,000

			6,100,000

CORPORATES–INVESTMENT GRADES–6.4%
Wal-Mart Stores, Inc. 1/15/10	4.00%	2,300	2,303,313
Wells Fargo & Co. 1/29/10(c)	0.71%	1,800	1,799,579

			4,102,892

2

AllianceBernstein Variable Products Series

	Principal Amount (000)	U.S. $ Value

REPURCHASE AGREEMENTS–1.2%
Greenwich Capital Zero Coupon, 12/31/09 due 1/4/10 in the amount of $800,000 (collateralized by $745,000 U.S. Treasury Note, 4.25%, due 8/15/13, value $818,045)	$800	$800,000

TOTAL INVESTMENTS–99.8%
(cost $64,299,819)		64,299,819
Other assets less liabilities–0.2%		122,942

NET ASSETS–100.0%		$64,422,761

(a)	Variable rate coupon, rate shown as of December 31, 2009.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the aggregate market value of these securities amounted to $10,598,377 or 16.5% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at December 31, 2009.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

*	Represents annualized yield from date of purchase for discount securities and stated interest rate for interest-bearing securities.

Glossary:

FDIC—Federal Deposit Insurance Corporation

PCR—Pollution Control Revenue Bond

See notes to financial statements.

3

MONEY MARKET PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series

ASSETS
Investments in securities, at value (cost $64,299,819)	$64,299,819
Cash	37,905
Interest receivable	59,249
Receivable for capital stock sold	50,880
Receivable due from Adviser and Distributor	6,550

Total assets	64,454,403

LIABILITIES
Legal fee payable	9,524
Administrative fee payable	7,630
Custody fee payable	5,171
Printing fee payable	3,177
Payable for capital stock redeemed	615
Dividends payable	526
Transfer Agent fee payable	130
Accrued expenses	4,869

Total liabilities	31,642

NET ASSETS	$64,422,761

COMPOSITION OF NET ASSETS
Capital stock, at par	$64,438
Additional paid-in capital	64,357,857
Accumulated net realized gain on investment transactions	466

$64,422,761

Net Asset Value Per Share—2 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$25,317,764	25,324,042	$1.00
B	$39,104,997	39,114,372	$1.00

See notes to financial statements.

4

MONEY MARKET PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series

INVESTMENT INCOME
Interest	$531,734

EXPENSES
Advisory fee (see Note B)	294,697
Distribution fee—Class B	99,406
Transfer agency—Class A	1,607
Transfer agency—Class B	2,480
Custodian	87,229
Administrative	82,467
Legal	49,460
Audit	35,069
Temporary Guarantee Program (see Note H)	18,181
Printing	7,367
Directors’ fees	3,606
Miscellaneous	6,761

Total expenses	688,330
Less: expenses waived and reimbursed by the Adviser (see Note B)	(166,133)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(69,704)

Net expenses	452,493

Net investment income	79,241

REALIZED GAIN ON INVESTMENT TRANSACTIONS
Net realized gain on investment transactions	875

NET INCREASE IN NET ASSETS FROM OPERATIONS	$80,116

See notes to financial statements.

5

MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$79,241	$910,943
Net realized gain (loss) on investment transactions	875	(2)

Net increase in net assets from operations	80,116	910,941
DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
Class A	(46,175)	(472,196)
Class B	(33,040)	(438,747)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(521,440)	17,487,030

Total increase (decrease)	(520,539)	17,487,028
NET ASSETS
Beginning of period	64,943,300	47,456,272

End of period (including undistributed/(distributions in excess of) net investment income of $0 and $(26), respectively)	$64,422,761	$64,943,300

See notes to financial statements.

6

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series

NOTE A : Significant Accounting Policies

The AllianceBernstein Money Market Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2	Level 3		Total
Investments in Securities
Certificate of Deposit	$–0	–	$21,000,025	$–0	–	$21,000,025
Commercial Paper	–0	–	16,996,919	–0	–	16,996,919
U.S. Government & Government Sponsored Agency Obligations	–0	–	15,299,983	–0	–	15,299,983
Municipal Obligations	–0	–	6,100,000	–0	–	6,100,000
Corporates–Investment Grades	–0	–	4,102,892	–0	–	4,102,892
Repurchase Agreements	–0	–	800,000	–0	–	800,000

Total	$–0	–	$64,299,819	$–0	–	$64,299,819

7

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

The Portfolio declares dividends daily from net investment income. The dividends are paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with the federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Repurchase Agreement

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B : Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. For the year ended December 31, 2009, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $148,518.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $82,467. For the year ended December 31, 2009, the Adviser has voluntarily agreed to waive a portion of such fees in the amount of $17,615.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C : Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

8

AllianceBernstein Variable Products Series

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

For the year ended December 31, 2009, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $69,704 for Class B shares, limiting the effective annual rate to .07%.

NOTE D :

Investment Transactions, Income Taxes and Distributions to Shareholders

At December 31, 2009, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$79,215	$910,943

Total distributions paid	$79,215	$910,943

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$466

Total accumulated earnings/(deficit)	$466	(a)

(a)	The Portfolio utilized $409 of capital loss carryforwards in the current year ended December 31, 2009.

NOTE E : Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	13,513,829	26,168,176	$13,513,829	$26,168,176
Shares issued in reinvestment of dividends	46,175	472,196	46,175	472,196
Shares redeemed	(16,762,780)	(21,730,611)	(16,762,780)	(21,730,611)

Net increase (decrease)	(3,202,776)	4,909,761	$(3,202,776)	$4,909,761

Class B
Shares sold	54,263,908	42,533,708	$54,263,908	$42,533,708
Shares issued in reinvestment of dividends	33,040	438,747	33,040	438,747
Shares redeemed	(51,615,612)	(30,395,186)	(51,615,612)	(30,395,186)

Net increase	2,681,336	12,577,269	$2,681,336	$12,577,269

NOTE F : Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the

9

MONEY MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series

value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolio invests in securities with short maturities and seeks to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio invests in highly-rated securities to minimize credit risk.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G : Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H : Department of Treasury’s Temporary Guarantee Program for Money Market Funds

During the reporting period the Portfolio participated in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was then extended to September 18, 2009. The Program applied to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the “Covered Shareholders”). Subject to the limitations discussed below, the Program protected Covered Shareholders if the Portfolio “broke the buck”, meaning that the stable net asset value (“NAV”)

10

AllianceBernstein Variable Products Series

of $1.00 per share that the Portfolio seeks to maintain fell below $.995 per share (the “Guarantee Event”). In order to qualify for this protection, the Portfolio must have liquidated within approximately 30 days after the Guarantee Event. The Treasury would have covered any shortfall between the NAV at the time of liquidation and $1.00 per share.

Because payments under the Program continued to apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would have received no payments for any increase in the number of the Portfolio’s shares held after that date. If a shareholder closed his or her account, the shareholder would not have been covered by the Program. If the number of shares held in an account fluctuated after September 19, 2008 due to purchases and sales of shares during the Program period, a shareholder would have been covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever would have been less. Initial purchases of shares by new shareholders after September 19, 2008 were not eligible for coverage under the Program.

The Portfolio paid a fee to the Treasury for its participation in the Program based on the Portfolio’s aggregate NAV on September 19, 2008. The fee for the Portfolio’s participation in the Program from January 1, 2009 until September 18, 2009 was 0.015% of its aggregate NAV on September 19, 2008. This was in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Portfolio’s aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equated to 0.04% (on an annualized basis) of the Portfolio’s asset base over the entire extended program term. The Program ended on September 18, 2009.

NOTE I : Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

11

MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009		2008	2007	2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.02	.04	.04		.02

Less: Dividends
Dividends from net investment income	.00	(a)(b)	(.02)	(.04)	(.04)		(.02)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value(c)	.17%		1.90%	4.35%	4.22%		2.35%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,318		$28,520	$23,610	$27,087		$30,370
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.66%		.96%	.99%	.93	%(d)	.93%
Expenses, before waivers/reimbursements	.90%		.96%	.99%	.93	%(d)	.93%
Net investment income	.18	%(b)	1.85%	4.28%	4.13	%(d)	2.30%

See footnote summary on page 13.

12

AllianceBernstein Variable Products Series

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009		2008	2007	2006		2005
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00

Income From Investment Operations
Net investment income	.00	(a)(b)	.02	.04	.04		.02

Less: Dividends
Dividends from net investment income	.00	(a)(b)	(.02)	(.04)	(.04)		(.02)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00

Total Return
Total investment return based on net asset value(c)	.09%		1.64%	4.08%	3.96%		2.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,105		$36,423	$23,846	$24,537		$25,778
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.71%		1.20%	1.24%	1.19	%(d)	1.19%
Expenses, before waivers/reimbursements	1.15%		1.20%	1.24%	1.19	%(d)	1.19%
Net investment income.	.08	%(b)	1.57%	4.00%	3.89	%(d)	2.06%

(a)	Amount is less than $.01 per share.

(b)	Net of expenses reimbursed by the Adviser and/or the Distributor.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

13

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Money Market Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Money Market Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

14

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

John Giaquinta, Vice President

Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

15

MONEY MARKET PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi- conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

16

AllianceBernstein Variable Products Series

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

17

MONEY MARKET PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. (“ABI”) ** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Raymond J. Papera 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Maria R. Cona 55	Vice President	Vice President of the Adviser**, with which she has been associated since prior to 2005.

Edward J. Dombrowski 32	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

John Giaquinta 46	Vice President	Assistant Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Portfolio’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

18

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE	AllianceBernstein Variable Products Series

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE PORTFOLIO’S ADVISORY AGREEMENT

The disinterested directors (the “directors”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) approved the continuance of the Fund’s Advisory Agreement with the Adviser in respect of AllianceBernstein Money Market Portfolio (the “Portfolio”) at a meeting held on November 3-5, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s

19

MONEY MARKET PORTFOLIO
CONTINUANCE DISCLOSURE
(continued)	AllianceBernstein Variable Products Series

relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of the Portfolio’s Class B shares, transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Portfolio to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors also understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Lipper VA Money Market Funds Average (the “Lipper Average”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2009 and (in the case of comparisons with the Lipper Average) the since inception period (December 1992 inception). The directors noted that on a net return basis the Portfolio was in the 3rd quintile of the Performance Group and the Performance Universe for the 1-year period and 5th quintile of the Performance Group and the Performance Universe for all other periods reviewed, and on a gross return basis the Portfolio was in the 2nd quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 3rd quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period, and 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The directors further noted that the Portfolio underperformed the Lipper Average in all periods reviewed. The directors also reviewed performance information for periods ended September 30, 2009 (for which the data was not limited to Class A Shares), and noted that in the 3-month and year-to-date periods the Portfolio almost matched the Lipper Average. Based on their review, which includes the significant impact of expenses as discussed below, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Portfolio. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which involved investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities). The directors also noted that a portfolio of another AllianceBernstein fund advised by the Adviser has an investment style similar to that of the Portfolio yet pays a significantly lower advisory fee than the Portfolio, while a portfolio of another AllianceBernstein fund advised by the Adviser that invests in different types of money market securities, pays no advisory fee but is offered only as a cash management vehicle for selected institutional clients that pay advisory fees at various rates. The directors also reviewed information that indicated that the Adviser sub-advises another money market fund at a lower fee schedule than the Portfolio although such fund invests in different types of securities than the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

20

AllianceBernstein Variable Products Series

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the Portfolio’s investment classification/objective. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that the administrative expense reimbursement was 17 basis points in the Portfolio’s latest fiscal year, and that as a result the rate of total compensation received by the Adviser from the Portfolio pursuant to the Advisory Agreement was higher than the Expense Group median. The directors also noted that the Portfolio’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The directors noted that the Portfolio’s relatively small size (less than $90 million as of September 30, 2009) adversely affected the Portfolio’s expense ratio. For example, it resulted in the administrative expense reimbursement, which does not vary with a Portfolio’s size, having a significant effect on the Portfolio’s expense ratio. The directors also noted that the Adviser had reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds generally. The directors concluded that the Portfolio’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

21

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”), with respect to AllianceBernstein Money Market Portfolio (the “Portfolio”)2. The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/09 ($MIL)	Portfolio
Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	$87.2	Money Market Portfolio[4],[5]

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $91,190 (0.17% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2009.

2

Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

4	The Adviser also advises AllianceBernstein Exchange Reserves, an open-end retail money market mutual fund that has a similar investment style as the Portfolio. AllianceBernstein Exchanges Reserves’ investment advisory fee schedule, which is shown on page 5, was not affected by the Adviser’s settlement with the NYAG since the fund had lower breakpoints than the NYAG related fee schedule of Low Risk Income.

5	The Adviser began to waive a portion of its advisory fee for each class A and Class B shares effective June 10, 2009, and as of August 31, 2009 such daily waiver amounted to 0.21%, annualized, for each Class. As of August 31, 2009, the Portfolio’s effective advisory fee was 0.08%, annualized.

22

AllianceBernstein Variable Products Series

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Money Market Portfolio	Class A 0.96% Class B 1.20%	December 31

In response to low interest rates6 in the marketplace that have depressed money market yield, the Adviser or its affiliates, is waiving advisory fees and reimbursing additional expenses on its proprietary money market products, including Money Market Portfolio, in order for those products to achieve a target yield of 0.01%.

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio.7 However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Adviser’s Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser also manages AllianceBernstein Exchange Reserves, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Exchange Reserves. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of AllianceBernstein Exchange Reserves been applicable to the Portfolio based on September 30, 2008 net assets and the Portfolio’s advisory fee:

Portfolio	ABMF Fund	Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Exchange Reserves	0.25% on first $1.25 billion 0.24% on next $0.25 billion 0.23% on next $0.25 billion 0.22% on next $0.25 billion 0.21% on next $1.0 billion 0.20% on the balance	0.250%	0.450%

6	The Federal Reserve has kept the Federal Funds Rate between zero and 0.25% since December 2008.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of the Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[8]
Money Market Portfolio	Short Maturity Dollar Class A	1.05% on the 1st €100 million[9] 1.00% on the next €100 million 0.95% in excess of €200 million

	Class I (Institutional)	0.50% on the 1st €100 million 0.45% on the next €100 million 0.40% in excess of €200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are the Portfolio’s advisory fees and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2009 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Portfolio Advisory Fee
Money Market Portfolio	Client # 1[10]	AB Sub-Advisory Fee Schedule: 0.125% on first $100 million 0.10% on next $150 million 0.05% thereafter	0.125%	0.450%

		Client #1 Advisory and Administration Combined Fee Schedule: 0.50% on first $250 million 0.475% on next $250 million 0.45% on next $250 million 0.425% on next 250 million 0.40% on next $2.5 billion 0.375% on next $2.5 billion 0.36% on next $2.5 billion 0.35% on next 2.5 billion 0.34% thereafter	0.500%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser.

8	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

9	The Euro-U.S. dollar currency exchange rate quoted at 4 p.m. on September 21, 2009 by Reuters was €1 per $1.4676. At that currency exchange rate, €100 million would be equivalent to approximately $146.8 million. €200 million would be equivalent to approximately $293.6 million.

10	This sub-advised fund has a more restrictive investment style than the Money Market Portfolio; the fund invests primarily in high-quality municipal short-term securities and is a tax-exempt money market fund.

24

AllianceBernstein Variable Products Series

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[13]	Lipper Exp. Group Median	Rank
Money Market Portfolio	0.450	0.475	6/14
Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Money Market Portfolio	0.958	0.565	14/14	0.496	49/50

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	Most recently completed fiscal year end Class A total expense ratio.

25

MONEY MARKET PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series

charges and services are competitive. These affiliates provide transfer agent and distribution to the Portfolio and receive transfer agent fees and Rule 12b-1 payments.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter and distributor, AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, ABI received $69,887 in Rule 12b-1 fees from the Portfolio.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $648 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Adviser and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”).16 During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.17

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $498 billion as of September 30, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

16	It should be noted that the insurance companies, linked to the variable products, provide additional shareholder services for the Portfolio, including record keeping, administration and customer service for contract holders.

17	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26

AllianceBernstein Variable Products Series

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Portfolio21 relative to its Lipper Performance Group (“PG”)22 and Lipper Performance Universe (“PU”) for the periods ended July 31, 2009.23

Money Market Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
(Net)
1 year	0.75	0.78	0.81	8/14	35/59
3 year	2.77	3.06	3.13	13/14	54/59
5 year	2.67	2.94	3.04	14/14	54/57
10 year	2.67	2.87	2.95	12/13	48/52

(Gross)
1 year	1.72	1.45	1.37	5/14	14/59
3 year	3.77	3.71	3.64	5/14	17/59
5 year	3.63	3.62	3.56	6/14	20/57
10 year	3.49	3.48	3.49	6/13	25/52

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)24 versus its benchmark. 25 Portfolio volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized			Risk Period (Year)
						Volatility (%)	Sharpe (%)
Money Market Portfolio	0.75	2.77	2.67	2.67	3.29	0.54	–	2.86	10
Lipper VA Money Market Fund Average[27]	0.88	3.05	2.97	2.90	3.61	N/A		N/A	N/A
Inception Date: December 30, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2009

21	The net performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the net performance returns of the Portfolio that are shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

24	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2009.

26	Portfolio volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

27	It should be noted that the benchmark’s since inception performance return is from the nearest month-end after the Portfolio’s inception date. In contrast to the benchmark, the Portfolio’s since inception return is from the Portfolio’s actual inception date.

27

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Real Estate Investment Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of its net assets in real estate investment trusts or REITs, and other real estate industry companies. The Portfolio invests in real estate companies that AllianceBernstein L.P. (the “Adviser”) believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Portfolio may also invest in short-term investment-grade debt securities and other fixed-income securities. The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s Class A shares’ performance compared to the benchmark, the Financial Times Stock Exchange (FTSE) National Associate of Real Estate Investment Trusts (NAREIT) Equity REIT Index, for the one-, five- and 10-year periods ended December 31, 2009, and the Portfolio’s Class B shares’ performance since inception on April 24, 2001. For a comparison to the broad market, returns for the Standard & Poor’s (S&P) 500 Stock Index are also included.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2009. The Portfolio’s outperformance for the period was helped by security and sector selection. Main contributors were investments in niche segments of the real estate market where supply-demand fundamentals have been resilient throughout the economic recession. Other contributors were companies leveraged to the economic recovery such as lodging, retail malls and shopping centers. Key detractors from performance were companies in the retail and office sectors, which the Portfolio sold during the period due to valuation. These continued to outperform subsequent to being sold and thus negatively impacted performance.

MARKET REVIEW AND INVESTMENT STRATEGY

For the annual period ended December 31, 2009, US real estate markets posted a positive absolute return of 27.99%, according to the FTSE NAREIT Equity REIT Index. Real estate markets performed strongly beginning April 2009, as concerns about the impact of the credit cycle on consumers, economic growth and real estate valuations continued to subside.

While fundamentals vary by region and by property type, in general, new commercial real estate construction for the reporting period has been subdued, partly due to high construction costs. As a result, commercial real estate entered the economic downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). Given the collapse in new construction, exacerbated by lack of financing, fundamental supply is likely to remain in check facilitating a rebound in pricing power when demand begins to recover.

The Portfolio’s REIT Investment Policy Group (the “Group”) believes its securities are well positioned to benefit from the nascent economic recovery. Stock selection emphasizes attractively valued companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Group’s research focus allows it to uncover new opportunities while focusing on stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by the credit crisis, and niche segments where demand dynamics are relatively more robust.

1

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity REIT Index is a market-value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and NASDAQ. The S&P 500 Stock Index is comprised of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Real Estate Investment Portfolio Class A	29.46%	1.45%	11.33%
AllianceBernstein Real Estate Investment Portfolio Class B	29.22%	1.21%	10.20%*
FTSE NAREIT Equity REIT Index	27.99%	0.36%	10.63%
S&P 500 Stock Index	26.46%	0.42%	-0.95%
* Since inception of the Portfolio’s Class B shares on 4/24/01.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.45% and 1.70% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO CLASS A GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Real Estate Investment Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmark, the FTSE

NAREIT Equity REIT Index, and the broad market as measured by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

REAL ESTATE INVESTMENT PORTFOLIO
FUND EXPENSES	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Real Estate Investment Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,436.66	$6.94	1.13%
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75	1.13%

Class B
Actual	$1,000	$1,436.85	$8.48	1.38%
Hypothetical (5% return before expenses)	$1,000	$1,018.25	$7.02	1.38%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

REAL ESTATE INVESTMENT PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Simon Property Group. Inc.	$5,818,298	11.5%
Public Storage	2,154,353	4.2
Vonado Realty Trust	2,121,280	4.1
Equity Residential	1,871,412	3.7
ProLogis	1,839,252	3.6
Digital Realty Trust, Inc.	1,820,136	3.6
Ventas, Inc.	1,769,939	3.5
Rayonier, Inc.	1,656,804	3.3
Nationwide Health Properties, Inc	1,287,588	2.5
Host Hotels & Resorts, Inc.	1,251,689	2.5

	$21,590,751	42.5%

INDUSTRY DIVERSIFICATION

December 31, 2009 (unaudited)

INDUSTRY	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Diversified/Specialty	$11,763,045	22.9%
Regional Mall	6,852,267	13.4
Multi-Family	6,555,272	12.8
Health Care	6,230,535	12.1
Office	5,778,146	11.3
Lodging	3,920,382	7.6
Shopping Center/Other Retail	3,476,010	6.8
Self Storage	2,758,418	5.4
Industrial Warehouse distribution	1,839,252	3.6
Triple Net	367,106	0.7
Student Housing	194,568	0.4
Short-Term Investments	1,567,000	3.0

Total Investments	$51,302,001	100.0%

*	Long-term investments.

Please note: The industry classifications presented herein are based on the industry categorization methodology of the Adviser.

5

REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.8%
EQUITY:OTHER–36.1%
DIVERSIFIED/SPECIALTY–23.1%
Alexandria Real Estate Equities, Inc.	13,700	$880,773
BioMed Realty Trust, Inc.	62,800	990,984
CB Richard Ellis Group, Inc.– Class A(a)	43,900	595,723
Crown Castle International Corp.(a)	13,100	511,424
Digital Realty Trust, Inc.	36,200	1,820,136
DuPont Fabros Technology, Inc.	42,100	757,379
Entertainment Properties Trust	25,100	885,277
Forest City Enterprises, Inc.– Class A(a)	21,600	254,448
Jones Lang LaSalle, Inc.	12,800	773,120
Rayonier, Inc.	39,298	1,656,804
Starwood Property Trust, Inc.	27,300	515,697
Vornado Realty Trust	30,330	2,121,280

		11,763,045

HEALTH CARE–12.3%
HCP, Inc.	38,450	1,174,263
Health Care REIT, Inc.	27,500	1,218,800
Nationwide Health Properties, Inc.	36,600	1,287,588
Omega Healthcare Investors, Inc.	40,100	779,945
Ventas, Inc.	40,465	1,769,939

		6,230,535

TRIPLE NET–0.7%
National Retail Properties, Inc.	17,300	367,106

		18,360,686

RETAIL–20.3%
REGIONAL MALL–13.5%
CBL & Associates Properties, Inc.	86,850	839,839
Macerich Co.	5,400	194,130
Simon Property Group, Inc.	72,911	5,818,298

		6,852,267

SHOPPING CENTER/OTHER RETAIL–6.8%
Federal Realty Investment Trust	16,500	1,117,380
Kimco Realty Corp.	37,200	503,316
Tanger Factory Outlet Centers	21,800	849,982
Weingarten Realty Investors	50,800	1,005,332

		3,476,010

		10,328,277

RESIDENTIAL–18.7%
MULTI-FAMILY–12.9%
Camden Property Trust	18,600	788,082
Equity Residential	55,400	1,871,412
Essex Property Trust, Inc.	8,500	711,025
Home Properties, Inc.	12,665	604,247
Mid-America Apartment Communities, Inc.	18,410	888,835
NVR, Inc.(a)	1,300	923,923
UDR, Inc.	46,700	767,748

		6,555,272

Company	Shares	U.S. $ Value

SELF STORAGE–5.4%
Extra Space Storage, Inc.	52,300	$604,065
Public Storage	26,450	2,154,353

		2,758,418

STUDENT HOUSING–0.4%
Education Realty Trust, Inc.	40,200	194,568

		9,508,258

OFFICE–11.4%
OFFICE–11.4%
Boston Properties, Inc.	7,500	503,025
Brandywine Realty Trust	53,600	611,040
Brookfield Properties Corp. (New York)	59,950	726,594
Corporate Office Properties Trust	24,500	897,435
Douglas Emmett, Inc.	17,700	252,225
Duke Realty Corp.	81,000	985,770
Government Properties Income Trust	8,000	183,840
Kilroy Realty Corp.	20,300	622,601
Mack-Cali Realty Corp.	28,800	995,616

		5,778,146

LODGING–7.7%
LODGING–7.7%
DiamondRock Hospitality Co.	78,100	661,507
Host Hotels & Resorts, Inc.(a)	107,257	1,251,689
Hyatt Hotels Corp–Cl A(a)	3,300	98,373
LaSalle Hotel Properties	17,800	377,894
Sunstone Hotel Investors, Inc.(a)	88,132	782,612
Wyndham Worldwide Corp.	37,100	748,307

		3,920,382

INDUSTRIALS–3.6%
INDUSTRIAL WAREHOUSE DISTRIBUTION–3.6%
ProLogis	134,350	1,839,252

Total Common Stocks (cost $37,369,040)		49,735,001

	Principal Amount (000)
SHORT-TERM INVESTMENTS–3.1%
TIME DEPOSIT–3.1%
State Street Time Deposit 0.01%, 1/04/10 (cost $1,567,000)	$1,567	1,567,000

TOTAL INVESTMENTS–100.9% (cost $38,936,040)		51,302,001
Other assets less liabilities–(0.9)%		(468,319)

NET ASSETS–100.0%		$50,833,682

(a)	Non-income producing security.

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

6

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $38,936,040)	$51,302,001
Cash	478
Receivable for investment securities sold	242,327
Dividends and interest receivable	139,073
Receivable for capital stock sold	6,344

Total assets	51,690,223

LIABILITIES
Payable for investment securities purchased	657,742
Payable for capital stock redeemed	110,939
Advisory fee payable	23,129
Administrative fee payable	21,190
Distribution fee payable	2,605
Transfer Agent fee payable	125
Accrued expenses	40,811

Total liabilities	856,541

NET ASSETS	$50,833,682

COMPOSITION OF NET ASSETS
Capital stock, at par	$5,267
Additional paid-in capital	45,436,917
Undistributed net investment income	976,148
Accumulated net realized loss on investment transactions	(7,950,611)
Net unrealized appreciation on investments	12,365,961

$50,833,682

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$38,317,241	3,972,904	$9.64
B	$12,516,441	1,294,013	$9.67

See notes to financial statements.

7

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,154)	$1,422,348
Interest	24

$1,422,372

Expenses
Advisory fee (see Note B)	201,881
Distribution fee—Class B	24,600
Transfer agency—Class A	5,571
Transfer agency—Class B	1,911
Administrative	82,940
Custodian	76,828
Audit	41,969
Legal	39,012
Directors’ fees	3,630
Printing	3,342
Miscellaneous	5,550

Total expenses	487,234

Net investment income	935,138

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(3,358,506)
Net change in unrealized appreciation/depreciation of investments	13,611,411

Net gain on investment transactions	10,252,905

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,188,043

See notes to financial statements.

8

REAL ESTATE INVESTMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$935,138	$1,174,945
Net realized loss on investment transactions	(3,358,506)	(3,660,877)
Net change in unrealized appreciation/depreciation of investments	13,611,411	(19,036,350)

Net increase (decrease) in net assets from operations	11,188,043	(21,522,282)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(877,524)	(713,047)
Class B	(243,734)	(234,778)
Net realized gain on investment transactions
Class A	(636,788)	(10,858,993)
Class B	(209,279)	(4,707,359)
CAPITAL STOCK TRANSACTIONS
Net increase	6,426,615	927,259

Total increase (decrease)	15,647,333	(37,109,200)
NET ASSETS
Beginning of period	35,186,349	72,295,549

End of period (including undistributed net investment income of $976,148 and $1,179,758, respectively)	$50,833,682	$35,186,349

See notes to financial statements.

9

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is total return from long-term growth of capital and income. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

10

AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1	Level 2		Level 3		Total
Investments in Securities
Common Stocks	$49,735,001	$–0	–	$–0	–	$49,735,001
Short-Term Investments	–0–	1,567,000		–0	–	1,567,000

Total Investments in Securities	49,735,001	1,567,000		–0	–	51,302,001
Other Financial Instruments*	–0–	–0–		–0	–	–0	–

Total	$49,735,001	$1,567,000		$–0	–	$51,302,001

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

11

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $82,940.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $44,435, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

12

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$39,668,996		$33,866,164
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$39,939,198

Gross unrealized appreciation	$12,139,624
Gross unrealized depreciation	(776,821)

Net unrealized appreciation	$11,362,803

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

13

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	1,700,949	440,141	$12,848,445	$5,244,022
Shares issued in reinvestment of dividends and distributions	215,714	892,904	1,514,312	11,572,040
Shares redeemed	(1,007,279)	(1,351,097)	(7,211,170)	(16,525,963)

Net increase (decrease)	909,384	(18,052)	$7,151,587	$290,099

Class B
Shares sold	254,991	199,003	$1,982,458	$2,382,465
Shares issued in reinvestment of dividends and distributions	64,257	380,750	453,013	4,942,137
Shares redeemed	(437,864)	(542,219)	(3,160,443)	(6,687,442)

Net increase (decrease)	(118,616)	37,534	$(724,972)	$637,160

NOTE F: Risks Involved in Investing in the Portfolio

Concentration of Risk—Although the Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not

14

AllianceBernstein Variable Products Series Fund

as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$1,138,748	$1,057,062
Long-term capital gains	828,577	15,457,115

Total taxable distributions	1,967,325	16,514,177

Total distributions paid	$1,967,325	$16,514,177

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$926,743
Accumulated capital and other losses	(6,947,453	)(a)
Unrealized appreciation/(depreciation)	11,362,803	(b)

Total accumulated earnings/(deficit)	$5,342,093	(c)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,947,453 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”),

15

REAL ESTATE INVESTMENT PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010 the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

16

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$7.86	$16.23	$22.83	$19.98		$20.66

Income From Investment Operations
Net investment income (a)	.19	.26	.22	.29		.32
Net realized and unrealized gain (loss) on investment transactions	1.98	(4.38)	(2.91)	6.02		1.84

Net increase (decrease) in net asset value from operations	2.17	(4.12)	(2.69)	6.31		2.16

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.26)	(.30)	(.47)		(.68)
Distributions from net realized gain on investment transactions	(.16)	(3.99)	(3.61)	(2.99)		(2.16)

Total dividends and distributions	(.39)	(4.25)	(3.91)	(3.46)		(2.84)

Net asset value, end of period	$9.64	$7.86	$16.23	$22.83		$19.98

Total Return
Total investment return based on net asset value (b)	29.46%	(35.68)%	(14.53)%	35.22%		11.67%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,317	$24,082	$50,015	$80,317		$67,161
Ratio to average net assets of:
Expenses	1.25%	1.01%	.85%	.83	%(c)	.83%
Net investment income	2.50%	2.13%	1.09%	1.33	%(c)	1.64%
Portfolio turnover rate	94%	46%	51%	47%		46%

See footnote summary on page 18.

17

REAL ESTATE INVESTMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$7.86	$16.20	$22.80	$19.94		$20.54

Income From Investment Operations
Net investment income (a)	.20	.22	.16	.22		.38
Net realized and unrealized gain (loss) on investment transactions	1.97	(4.37)	(2.90)	6.03		1.72

Net increase (decrease) in net asset value from operations	2.17	(4.15)	(2.74)	6.25		2.10

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.20)	(.25)	(.40)		(.54)
Distributions from net realized gain on investment transactions	(.16)	(3.99)	(3.61)	(2.99)		(2.16)

Total dividends and distributions	(.36)	(4.19)	(3.86)	(3.39)		(2.70)

Net asset value, end of period	$9.67	$7.86	$16.20	$22.80		$19.94

Total Return
Total investment return based on net asset value (b)	29.22%	(35.82)%	(14.76)%	34.88%		11.40%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,517	$11,104	$22,281	$33,461		$24,875
Ratio to average net assets of:
Expenses	1.53%	1.26%	1.10%	1.08	%(c)	1.06%
Net investment income	2.67%	1.83%	.80%	1.04	%(c)	2.11%
Portfolio turnover rate	94%	46%	51%	47%		46%

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

18

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Real Estate Investment Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Real Estate Investment Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

19

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For the year ended December 31, 2009, the Portfolio designates from distributions paid $828,577 as capital gain dividends.

20

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS
Robert M. Keith, President and Chief Executive Officer Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano(2), Vice President Joseph G. Paul(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Portfolio’s portfolio are made by the Global REIT Senior Investment Management Team. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

21

REAL ESTATE INVESTMENT
PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, thereto, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

22

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE AND (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

23

REAL ESTATE INVESTMENT PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Teresa Marziano 55	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Joseph G. Paul 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

24

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Real Estate Investment Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$22.6	Real Estate Investment Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $91,000 (0.16% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Real Estate Investment Portfolio	Class A 1.01% Class B 1.26%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

25

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)[5]	Portfolio Advisory Fee (%)
Real Estate Investment Portfolio	$22.6	U.S. REIT Strategy Schedule 70 bp on 1st $25m 60 bp on next $25m 50 bp on next $25m negotiable on the balance Minimum account size $25m	0.700	0.550

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $75 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

5	Assumes 50 bp on the balance.

26

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Global Real Estate Investment Fund, Inc. a retail mutual fund, which has a somewhat similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Global Real Estate Investment Fund, Inc.6 Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Global Real Estate Investment Fund, Inc. been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Real Estate Investment Portfolio[7]	Global Real Estate Investment Fund, Inc.	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Global Real Estate Securities Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio8. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Real Estate Investment Portfolio	0.550	0.844	1/14

6	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

7	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of AllianceBernstein Global Real Estate Investment Fund, Inc. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the AllianceBernstein Global Real Estate Investment Fund, Inc., which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.

8	It should be noted that the Portfolio’s investment guidelines are more restrictive than that of the Luxembourg fund. The Portfolio primarily invests in equity securities of U.S. real estate investment trusts (“REITS”) and other U.S. real estate industry companies, in contrast to the Luxembourg fund, which may invest in equities of non-U.S. REITS and other non-U.S. real estate industry companies.
9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

27

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Estate Investment Portfolio	1.014	0.964	11/14	0.936	17/22

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $44,828 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $80,055 on behalf of the Portfolio to ABI.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

28

AllianceBernstein Variable Products Series Fund

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.15

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Fund (which includes the Portfolio and other series of the Fund) paid ABIS a flat fee of $18,000 in 2008.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

29

REAL ESTATE INVESTMENT PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Portfolio Return	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	–45.23	–48.99	–48.47	1/14	4/25
3 year	–16.66	–18.98	–18.34	2/13	5/23
5 year	–1.88	–3.40	–3.26	1/12	3/17
10 year	6.27	5.37	5.68	2/7	4/11

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)		Since Inception (%)	Annualized		Risk Period (Year)

										Volatility (%)	Sharpe (%)
Real Estate Investment Portfolio	–	45.23	–	16.66	–	1.88		6.27	4.97	20.76	0.24	10
NAREIT Equity Index	–	47.97	–	18.25	–	3.67		5.62	4.31	20.96	0.22	10
S&P 500 Stock Index	–	38.63	–	11.78	–	4.24	–	2.65	2.45	N/A	N/A	N/A
Inception Date: January 9, 1997

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

30

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small Cap Growth Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVES AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared with the overall US market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, “smaller companies” are those that, at the time of investment, fall within the lowest 20% of the total US equity market capitalization (excluding companies with market capitalizations below $10 million). Because the Portfolio’s definition of smaller companies is dynamic, the upper limit on market capitalization will change with the markets. The Portfolio invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. The Portfolio’s investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. Normally, the Portfolio invests in about 95–125 companies. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s Class A shares’ performance compared to the benchmark, the Russell 2000 Growth Index, for the one-, five- and 10-year periods ended December 31, 2009, and the Portfolio’s Class B shares’ performance since inception on August 10, 2000.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2009. Outperformance during the first and fourth quarters of 2009—two periods when traditional growth factors added value—more than offset underperformance during the middle of the year, when performance was affected by strong gains in lower-quality, more speculative shares. For the annual period, stock selection drove the preponderance of outperformance, with the largest contributions coming from strong picks in the industrial, energy and technology sectors. Gains in these cyclically oriented sectors more than offset unfavorable stock selection in the Portfolio’s health care sector. Sector allocations also provided a modestly positive contribution to relative returns, as underweights in industrials and health care and an overweight in consumer/commercial services more than offset the negative impact of the Portfolio’s modest cash holdings.

MARKET REVIEW AND INVESTMENT STRATEGY

2009 was a transitional year for capital markets, as investors worked to assess the timing and pace of economic recovery. Market sentiment also fluctuated wildly as investors flipped from fleeing risk at any price to embracing stocks previously considered high risk. Although the year started with a continuation of the negative tone that was pervasive throughout most of 2008, stocks rallied sharply during the latter three quarters of the year to finish up 2009 with solid double-digit gains. Bolstered by an 80% surge off the March lows, the Russell 2000 Growth Index finished the year up a strong 34.47%, well ahead of the S&P 500 Stock Index’s 26% advance. Consistent with prior early-recovery rallies, smaller, more speculative stocks within the small-cap growth benchmark were the year’s strongest performers.

Throughout the annual reporting period ended December 31, 2009, the Portfolio’s Small Cap Growth Investment Team’s bottom-up stock selection has consistently emphasized investments in companies positioned to outgrow consensus expectations. While earlier in the year these opportunities were more evenly balanced between cyclically and more defensively oriented companies, the mix shifted over the course of the reporting period toward companies whose earnings prospects should enjoy a greater benefit from continued improvement in economic activity.

From a sector perspective, the Portfolio’s large overweight in consumer/commercial services stocks at the start of the year was reduced to roughly in-line by the end of the reporting period. Conversely, underweights in the industrial and technology sectors were eliminated. As of December 31, 2009, technology and energy were both overweight, while health care and financials were both underweight within the Portfolio.

1

SMALL CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 2000 Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. The unmanaged Russell 2000 Index is a capitalization-weighted index that includes 2,000 of the smallest stocks representing approximately 10% of the US equity market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio concentrates its investments in the stocks of small-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio’s investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL CAP GROWTH PORTFOLIO HISTORICAL PERFORMANCE (continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	10 Years
AllianceBernstein Small Cap Growth Portfolio Class A*	41.76%	0.51%	-0.22%
AllianceBernstein Small Cap Growth Portfolio Class B*	41.28%	0.24%	-0.70%	**
Russell 2000 Growth Index	34.47%	0.87%	-1.37%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended December 31, 2009 by 0.28%.

** Since inception of the Portfolio’s Class B shares on 8/10/00.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.80% and 2.05% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

12/31/99 – 12/31/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small Cap Growth Portfolio Class A shares (from 12/31/99 to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL CAP GROWTH PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,210.74	$8.30	1.49%
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58	1.49%

Class B
Actual	$1,000	$1,208.08	$9.68	1.74%
Hypothetical (5% return before expenses)	$1,000	$1,016.43	$8.84	1.74%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL CAP GROWTH PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
CyberSource Corp.	$637,487	1.7%
Human Genome Sciences, Inc.	593,640	1.6
Bucyrus International, Inc.—Class A	586,248	1.6
Tempur-Pedic International, Inc.	581,298	1.6
VistaPrint NV	577,082	1.5
Dollar Tree, Inc.	540,960	1.4
ON Semiconductor Corp.	505,694	1.4
F5 Networks, Inc.	503,310	1.3
HMS Holdings Corp.	501,507	1.3
Blue Coat Systems, Inc.	499,450	1.3

	$5,526,676	14.7%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Information Technology	$10,684,358	28.5%
Health Care	8,306,179	22.1
Consumer Discretionary	7,043,489	18.8
Industrials	5,806,931	15.6
Energy	1,828,208	4.9
Financials	1,684,553	4.5
Telecommunication Services	754,602	2.0
Materials	597,560	1.6
Consumer Staples	414,682	1.1
Short-Term Investments	333,000	0.9

Total Investments	$37,453,562	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.5%
INFORMATION TECHNOLOGY–28.4%
COMMUNICATIONS EQUIPMENT–6.3%
Aruba Networks, Inc.(a)	43,600	$464,776
Blue Coat Systems, Inc.(a)	17,500	499,450
F5 Networks, Inc.(a)	9,500	503,310
Finisar Corp.(a)	30,175	269,161
Netgear, Inc.(a)	16,400	355,716
Riverbed Technology, Inc.(a)	12,200	280,234

		2,372,647

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–1.0%
Mellanox Technologies Ltd.(a)	18,800	354,568

INTERNET SOFTWARE & SERVICES–3.8%
Ancestry.com, Inc.(a)	13,700	191,937
DealerTrack Holdings, Inc.(a)	20,500	385,195
The Knot, Inc.(a)	26,300	264,841
VistaPrint NV(a)	10,185	577,082

		1,419,055

IT SERVICES–2.4%
CyberSource Corp.(a)	31,700	637,487
Global Cash Access Holdings, Inc.(a)	36,000	269,640

		907,127

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–7.4%
Atheros Communications, Inc.(a)	8,400	287,616
Cymer, Inc.(a)	7,000	268,660
Entegris, Inc.(a)	25,700	135,696
Fairchild Semiconductor International, Inc.–Class A(a)	49,100	490,509
Hittite Microwave Corp.(a)	6,900	281,175
ON Semiconductor Corp.(a)	57,400	505,694
RF Micro Devices(a)	66,900	319,113
Skyworks Solutions, Inc.(a)	23,100	327,789
Veeco Instruments, Inc.(a)	5,600	185,024

		2,801,276

SOFTWARE–7.5%
ArcSight, Inc.(a)	14,500	370,910
Fortinet, Inc.(a)	9,500	166,915
Informatica Corp.(a)	18,740	484,617
MICROS Systems, Inc.(a)	12,600	390,978
Solarwinds, Inc.(a)	9,200	211,692
SuccessFactors, Inc.(a)	26,300	436,054
Taleo Corp.–Class A(a)	13,800	324,576
TIBCO Software, Inc.(a)	46,100	443,943

		2,829,685

		10,684,358

Company	Shares	U.S. $ Value

HEALTH CARE–22.0%
BIOTECHNOLOGY–7.7%
Alexion Pharmaceuticals, Inc.(a)	8,000	$390,560
AMAG Pharmaceuticals, Inc.(a)	1,400	53,242
Genomic Health, Inc.(a)	13,200	258,192
Human Genome Sciences, Inc.(a)	19,400	593,640
Immunogen, Inc.(a)	11,400	89,604
Incyte Corp. Ltd.(a)	15,200	138,472
InterMune, Inc.(a)	9,100	118,664
Medivation, Inc.(a)	1,300	48,945
Onyx Pharmaceuticals, Inc.(a)	11,300	331,542
Pharmasset, Inc.(a)	7,600	157,320
Protalix BioTherapeutics, Inc.(a)	17,400	115,188
Regeneron Pharmaceuticals, Inc.(a)	6,400	154,752
Seattle Genetics, Inc.(a)	10,100	102,616
United Therapeutics Corp.(a)	6,900	363,285

		2,916,022

HEALTH CARE EQUIPMENT & SUPPLIES–3.7%
Masimo Corp.(a)	9,800	298,116
NuVasive, Inc.(a)	9,400	300,612
Resmed, Inc.(a)	7,400	386,798
Volcano Corp.(a)	23,400	406,692

		1,392,218

HEALTH CARE PROVIDERS & SERVICES–4.5%
Emergency Medical Services Corp.(a)	9,200	498,180
HMS Holdings Corp.(a)	10,300	501,507
IPC The Hospitalist Co., Inc.(a)	9,600	319,200
LHC Group, Inc.(a)	10,400	349,544
Magellan Health Services, Inc.(a)	300	12,219

		1,680,650

HEALTH CARE TECHNOLOGY–1.7%
athenahealth, Inc.(a)	6,600	298,584
MedAssets, Inc.(a)	15,600	330,876

		629,460

LIFE SCIENCES TOOLS & SERVICES–2.1%
Illumina, Inc.(a)	9,700	297,305
Nektar Therapeutics(a)	7,300	68,036
Qiagen NV(a)	20,100	448,632

		813,973

PHARMACEUTICALS–2.3%
Cumberland Pharmaceuticals, Inc.(a)	19,800	269,082
Impax Laboratories, Inc.(a)	11,000	149,600
Medicis Pharmaceutical Corp.	14,200	384,110
Optimer Pharmaceuticals, Inc.(a)	6,300	71,064

		873,856

		8,306,179

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

CONSUMER DISCRETIONARY–18.7%
DISTRIBUTORS–1.1%
LKQ Corp.(a)	21,900	$429,021

DIVERSIFIED CONSUMER SERVICES–2.8%
Corinthian Colleges, Inc.(a)	20,800	286,416
K12, Inc.(a)	14,710	298,171
Strayer Education, Inc.	2,130	452,604

		1,037,191

HOTELS, RESTAURANTS & LEISURE–3.9%
Great Wolf Resorts, Inc.(a)	67,500	159,975
Orient-Express Hotels Ltd.–Class A(a)	32,400	328,536
Panera Bread Co.–Class A(a)	3,650	244,441
Texas Roadhouse, Inc.–Class A(a)	38,800	435,724
WMS Industries, Inc.(a)	7,100	284,000

		1,452,676

HOUSEHOLD DURABLES–1.5%
Tempur–Pedic International, Inc.(a)	24,600	581,298

INTERNET & CATALOG RETAIL–0.9%
NetFlix, Inc.(a)	5,800	319,812

MEDIA–2.2%
Lamar Advertising Co.–Class A(a)	10,700	332,663
National CineMedia, Inc.	29,100	482,187

		814,850

MULTILINE RETAIL–1.4%
Dollar Tree, Inc.(a)	11,200	540,960

SPECIALTY RETAIL–3.8%
American Eagle Outfitters, Inc.	20,500	348,090
Dick’s Sporting Goods, Inc.(a)	18,760	466,561
J Crew Group, Inc.(a)	7,800	348,972
Kirklands, Inc.(a)	15,900	276,183

		1,439,806

TEXTILES, APPAREL & LUXURY GOODS–1.1%
Carter’s, Inc.(a)	16,300	427,875

		7,043,489

INDUSTRIALS–15.4%
AEROSPACE & DEFENSE–1.0%
Hexcel Corp.(a)	28,700	372,526

BUILDING PRODUCTS–0.8%
Simpson Manufacturing Co., Inc.	10,700	287,723

ELECTRICAL EQUIPMENT–3.0%
Ametek, Inc.	10,300	393,872
Baldor Electric Co.	15,900	446,631
EnerSys(a)	12,600	275,562

		1,116,065

Company	Shares	U.S. $ Value

MACHINERY–5.9%
Actuant Corp.–Class A	20,600	$381,718
Bucyrus International, Inc.–Class A	10,400	586,248
IDEX Corp.	11,855	369,283
Lincoln Electric Holdings, Inc.	5,700	304,722
RBC Bearings, Inc.(a)	10,300	250,599
Valmont Industries, Inc.	4,100	321,645

		2,214,215

MARINE–0.8%
Kirby Corp.(a)	9,300	323,919

PROFESSIONAL SERVICES–1.8%
Resources Connection, Inc.(a)	13,100	277,982
TrueBlue, Inc.(a)	27,600	408,756

		686,738

ROAD & RAIL–2.1%
Genesee & Wyoming, Inc.–Class A(a)	7,810	254,919
Knight Transportation, Inc.	15,400	297,066
Railamerica, Inc.(a)	20,800	253,760

		805,745

		5,806,931

ENERGY–4.8%
ENERGY EQUIPMENT & SERVICES–3.2%
Complete Production Services, Inc.(a)	32,600	423,800
Core Laboratories NV	684	80,794
Dril-Quip, Inc.(a)	1,900	107,312
Oceaneering International, Inc.(a)	4,700	275,044
Superior Energy Services, Inc.(a)	13,700	332,773

		1,219,723

OIL, GAS & CONSUMABLE FUELS–1.6%
Cabot Oil & Gas Corp.	8,500	370,515
Concho Resources, Inc./Midland TX(a)	5,300	237,970

		608,485

		1,828,208

FINANCIALS–4.5%
CAPITAL MARKETS–4.1%
Affiliated Managers Group, Inc.(a)	5,900	397,365
Greenhill & Co., Inc.	4,500	361,080
KBW, Inc.(a)	13,700	374,832
Stifel Financial Corp.(a)	6,550	388,022

		1,521,299

COMMERCIAL BANKS–0.4%
PrivateBancorp, Inc.	18,200	163,254

		1,684,553

7

SMALL CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

TELECOMMUNICATION SERVICES–2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES–1.0%
tw telecom, Inc.(a)	22,900	$392,506

WIRELESS TELECOMMUNICATION SERVICES–1.0%
SBA Communications Corp.–Class A(a)	10,600	362,096

		754,602

MATERIALS–1.6%
CHEMICALS–1.6%
Calgon Carbon Corp.(a)	19,600	272,440
Solutia, Inc.(a)	25,600	325,120

		597,560

CONSUMER STAPLES–1.1%
FOOD PRODUCTS–1.1%
Green Mountain Coffee Roasters, Inc.(a)	5,090	414,682

Total Common Stocks (cost $29,891,126)		37,120,562

Company	Shares	U.S. $ Value

WARRANTS–0.0%
INFORMATION TECHNOLOGY–0.0%
COMMUNICATIONS EQUIPMENT–0.0%
Lantronix, Inc., expiring 2/09/11(a) (cost $0)	2,486	$0

	Principal Amount (000)
SHORT–TERM INVESTMENTS–0.9%
TIME DEPOSIT–0.9%
State Street Time Deposit 0.01%, 1/04/10 (cost $333,000)	$333	333,000

TOTAL INVESTMENTS–99.4% (cost $30,224,126)		37,453,562
Other assets less liabilities–0.6%		218,888

NET ASSETS–100.0%		$37,672,450

(a)	Non-income producing security.

See notes to financial statements.

8

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $30,224,126)	$37,453,562
Cash	934
Receivable for investment securities sold	354,401
Receivable for capital stock sold	132,142
Dividends and interest receivable	7,841

Total assets	37,948,880

LIABILITIES
Payable for investment securities purchased	166,055
Advisory fee payable	23,210
Payable for capital stock redeemed	22,450
Administrative fee payable	21,722
Printing fee payable	16,322
Distribution fee payable	2,998
Transfer Agent fee payable	125
Accrued expenses	23,548

Total liabilities	276,430

NET ASSETS	$37,672,450

COMPOSITION OF NET ASSETS
Capital stock, at par	$3,182
Additional paid-in capital	80,993,401
Accumulated net realized loss on investment transactions	(50,553,569)
Net unrealized appreciation on investments	7,229,436

$37,672,450

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$22,875,911	1,914,435	$11.95
B	$14,796,539	1,267,567	$11.67

See notes to financial statements.

9

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $356)	$92,261
Interest	10

92,271

EXPENSES
Advisory fee (see Note B)	238,970
Distribution fee—Class B	30,711
Transfer agency—Class A	5,622
Transfer agency—Class B	3,571
Custodian	100,014
Administrative	80,222
Audit	38,326
Legal	37,400
Directors’ fees	3,592
Printing	2,788
Miscellaneous	5,160

Total expenses	546,376

Net investment loss	(454,105)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(5,182,631)
Net change in unrealized appreciation/depreciation of investments	16,946,484

Net gain on investment transactions	11,763,853

NET INCREASE IN NET ASSETS FROM OPERATIONS	$11,309,748

See notes to financial statements.

10

SMALL CAP GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(454,105)		$(559,721)
Net realized loss on investment transactions	(5,182,631)		(3,576,475)
Net change in unrealized appreciation/depreciation of investments	16,946,484		(22,124,470)
Contributions from Adviser (see Note B)	–0	–	574

Net increase (decrease) in net assets from operations	11,309,748		(26,260,092)
CAPITAL STOCK TRANSACTIONS
Net decrease	(2,751,075)		(9,430,426)

Total increase (decrease)	8,558,673		(35,690,518)
NET ASSETS
Beginning of period	29,113,777		64,804,295

End of period (including accumulated net investment income of $0 and $0, respectively)	$37,672,450		$29,113,777

See notes to financial statements.

11

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$37,120,562		$–0	–	$–0	–	$37,120,562
Short-Term Investments	–0	–	333,000		–0	–	333,000

Total Investments in Securities	37,120,562		333,000		–0	–	37,453,562
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$37,120,562		$333,000		$–0	–	$37,453,562

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, ..65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly.

During the year ended December 31, 2008, and in response to the Independent Directors’ request, the Adviser made a payment of $574 to the Portfolio in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Portfolio.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $80,222.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $100,309, of which $6 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$33,172,269		$35,974,449
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$31,640,712

Gross unrealized appreciation	$6,734,270
Gross unrealized depreciation	(921,420)

Net unrealized appreciation	$5,812,850

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

15

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	263,848	1,316,136	$2,527,867	$17,575,647
Shares redeemed	(483,772)	(1,757,221)	(4,597,586)	(22,990,073)

Net decrease	(219,924)	(441,085)	$(2,069,719)	$(5,414,426)

Class B
Shares sold	383,986	407,949	$3,793,386	$4,774,463
Shares redeemed	(461,513)	(704,048)	(4,474,742)	(8,790,463)

Net decrease	(77,527)	(296,099)	$(681,356)	$(4,016,000)

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

16

AllianceBernstein Variable Products Series Fund

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Components of Accumulated Earnings (Deficit)

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(49,136,983	)(a)
Unrealized appreciation/(depreciation)	5,812,850	(b)

Total accumulated earnings/(deficit)	$(43,324,133)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward of $48,997,463 of which $41,226,800 expires in the year 2010, $1,108,672 expires in the year 2016, and $6,661,991 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, 2009 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post October capital losses of $139,520 to January 1, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss, and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle

17

SMALL CAP GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$8.43		$15.48	$13.57		$12.26		$11.65

Income From Investment Operations
Net investment loss (a)	(.13)		(.13)	(.12)		(.12)		(.11)
Net realized and unrealized gain (loss) on investment transactions	3.65		(6.92)	2.03		1.43		.72
Contributions from Adviser	–0	–	.00 (b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	3.52		(7.05)	1.91		1.31		.61

Net asset value, end of period	$11.95		$8.43	$15.48		$13.57		$12.26

Total Return
Total investment return based on net asset value (c)	41.76	%*	(45.54)%*	14.08%		10.69%		5.24%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,876		$18,003	$39,867		$48,498		$49,453
Ratio to average net assets of:
Expenses	1.62%		1.32%	1.20%		1.16	%(d)	1.18%
Net investment loss	(1.33)%		(1.02)%	(.81)%		(.90	)%(d)	(.93)%
Portfolio turnover rate	106%		129%	88%		76%		90%

See footnote summary on page 20.

19

SMALL CAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009		2008	2007		2006		2005
Net asset value, beginning of period	$8.26		$15.19	$13.36		$12.09		$11.53

Income From Investment Operations
Net investment loss (a)	(.15)		(.15)	(.15)		(.15)		(.13)
Net realized and unrealized gain (loss) on investment transactions	3.56		(6.78)	1.98		1.42		.69
Contributions from Adviser	–0	–	.00 (b)	–0	–	–0	–	–0	–

Net increase (decrease) in net asset value from operations	3.41		(6.93)	1.83		1.27		.56

Net asset value, end of period	$11.67		$8.26	$15.19		$13.36		$12.09

Total Return
Total investment return based on net asset value (c)	41.28	%*	(45.62)%*	13.70%		10.51%		4.86%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,796		$11,111	$24,937		$22,070		$22,467
Ratio to average net assets of:
Expenses	1.87%		1.60%	1.44%		1.41	%(d)	1.43%
Net investment loss	(1.58)%		(1.29)%	(1.05)%		(1.15	)%(d)	(1.18)%
Portfolio turnover rate	106%		129%	88%		76%		90%

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.28% and 0.40%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. and Shareholders of AllianceBernstein Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the AllianceBernstein Small Cap Growth Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small Cap Growth Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

21

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Bruce K. Aronow(2), Vice President

N. Kumar Kirpalani(2), Vice President

Samantha S. Lau(2), Vice President

Wen-Tse Tseng(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company One Lincoln Street Boston, MA 0211	Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Adviser’s Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha S. Lau and Mr. Wen-Tse Tseng, members of the Adviser’s Small Cap Growth Investment Team, are primarily responsible for the day-to-day management of the Portfolio’s portfolio.

22

SMALL CAP GROWTH PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

23

SMALL CAP GROWTH PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

***	Member of the Fair Value Pricing Committee.

24

AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of the Adviser** and the head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Bruce K. Aronow 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

N. Kumar Kirpalani 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Samantha S. Lau 37	Vice President	Senior Vice President of the Adviser**, with which she has been associated since prior to 2005.

Wen-Tse Tseng 44	Vice President	Vice President of the Adviser,** since March 2006. Prior thereto, he was the healthcare-sector portfolio manager for the small-cap growth team at William D. Witter since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

25

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small Cap Growth Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$24.4	Small Cap Growth Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,000 (0.18% of the Portfolio’s average daily net assets) for such services.

Set forth below are the Portfolio’s total expense ratios for the most recently completed fiscal year:

Portfolio	Total Expense Ratio	Fiscal Year
Small Cap Growth Portfolio	Class A 1.32% Class B 1.60%	December 31

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

26

AllianceBernstein Variable Products Series Fund

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio	$24.4	Small Cap Growth Schedule 100 bp on 1st $50m 85 bp on next $50m 75 bp on the balance Minimum account size $25m	1.000	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

27

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small Cap Growth Portfolio[6]	Cap Fund, Inc—Small Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small Cap Growth Portfolio	Client #1[7],[8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.600	0.750

	Client #2	0.65% on 1st $25 million 0.60% on next $75 million 0.55% on the balance	0.650	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	The advisory fee of AllianceBernstein Cap Fund, Inc.—Small Cap Growth Portfolio is based on the mutual fund’s net assets at the end of each quarter and is paid to the Adviser quarterly, in contrast to the Portfolio, whose advisory fee is based on the Portfolio’s average daily net assets and is paid on a monthly basis.

7	The client is an affiliate of the Adviser.

8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the Investment advisory fee.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

28

AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[11]	Lipper Exp. Group Median	Rank
Small Cap Growth Portfolio	0.750	0.850	2/14

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Portfolio	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small Cap Growth Portfolio	1.323	0.986	14/14	0.975	42/42

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

14	Most recently completed fiscal year end Class A total expense ratio.

29

SMALL CAP GROWTH PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $41,344 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $214,412 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.15

The Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolio’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared

15	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30

AllianceBernstein Variable Products Series Fund

the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Portfolio19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2009.21

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year		–40.38		–40.38		–39.96	7/13	29/49
3 year		–15.63		–14.60		–14.71	10/13	30/46
5 year		–5.31		–5.07		–5.07	8/13	24/41
10 year		–2.59		–2.03		–0.63	4/6	20/25

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)22 versus its benchmark.23 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		10 Year (%)		Since Inception (%)		Annualized			Risk Period (Year)
											Volatility (%)	Sharpe (%)
Small Cap Growth Portfolio	–	40.38	–	15.63	–	5.31	–	2.59	–	0.54	23.66	–	0.13	10
Russell 2000 Growth Index	–	37.48	–	14.35	–	4.86	–	1.97		0.52	25.34	–	0.08	10
Inception Date: August 5, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

19	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

20	The Portfolio’s PG and PU are not identical to the Portfolio’s EG and EU. The criteria for including in or excluding a fund in/from a PG/PU is somewhat different from that of an EG/EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

23	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

24	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

31

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Small/Mid Cap Value Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. Because the Portfolio’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. The Portfolio may invest in securities issued by non-US companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 2500 Value Index, in addition to the broad small/mid-cap universe, as measured by the Russell 2500 Index, for the one- and five-year periods ended December 31, 2009 and since the Portfolio’s Class A share inception on May 2, 2001 and Class B share inception on May 1, 2001.

The Portfolio outperformed the benchmark for the annual reporting period. Broad-based strength in stock selection contributed the majority of the Portfolio’s premium versus its benchmark for the year. Stock selection in technology and financials (most notably favoring insurers over banks) contributed the most to Portfolio returns in 2009; stock selection in consumer cyclicals and consumer growth detracted. Sector selection also contributed for the annual reporting period, particularly the large underweight in financials and tilt to cyclical sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Growing confidence that the financial crisis was over, economic recovery was under way and corporate earnings would soon rise fueled strong equity-market gains in 2009. Despite poor results in the first quarter, the Russell 2000 Index and the Russell 2500 Index ended the year up 27.17% and 34.39%, respectively, ahead of the S&P 500’s Stock Index’s 26.46% gain. Unlike the Russell 2000 Index, which measures the small-cap segment of the US equity market, the Russell 2500 Index includes mid-caps, which held up better than small-caps early in the year but participated fully in small-caps’ leadership during the rally. The Russell 2500 Value Index was up 27.68% during 2009.

As hopes for a recovery rose, the stocks that had fared worst during the crisis outperformed. Cyclical sectors led by extraordinarily wide margins while financials trailed. The financials-heavy value indices trailed the style-neutral indices by a wide margin. Stocks with higher balance-sheet leverage also outperformed as fears faded. The dispersion of returns for stocks within and across sectors was unusually wide. In short, conditions in the smaller-cap markets were ideal for active managers. In this setting, the Portfolio did particularly well.

While the valuation gap between the cheapest quintile of smaller-cap stocks and the smaller-cap universe has narrowed since the rally began, it remains above average. It is also unusually broad-based. Amid continued investor wariness about the near-term outlook, the Portfolio’s Small/Mid Cap Value Investment Policy Group (the “Group”) have positioned the Portfolio to potentially take advantage of a diverse set of company-specific controversies that the Group believes the market is potentially mispricing. Many are late-stage cyclical firms, or firms that are restructuring or gaining market share.

1

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-cap US stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- to mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

SMALL/MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	Since Inception*
AllianceBernstein Small/Mid Cap Value Portfolio Class A	42.86%	2.75%	8.48%
AllianceBernstein Small/Mid Cap Value Portfolio Class B	42.66%	2.53%	8.28%
Russell 2500 Value Index	27.68%	0.84%	6.64%
Russell 2500 Index	34.39%	1.58%	5.12%
* Since inception of the Portfolio’s Class A shares on 5/2/01 and Class B shares on 5/1/01. The since inception return for the benchmark is from the Portfolio’s Class A shares’ inception date.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.86% and 1.11% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

5/2/01* – 12/31/09

* Since inception of the Portfolio’s Class A shares on 5/2/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Portfolio Class A shares (from 5/2/01* to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

SMALL/MID CAP VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each class’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each class’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each class’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small/Mid Cap Value Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,322.48	$4.98	0.85%
Hypothetical (5% return before expenses)	$1,000	$1,020.92	$4.33	0.85%

Class B
Actual	$1,000	$1,321.46	$6.44	1.10%
Hypothetical (5% return before expenses)	$1,000	$1,019.66	$5.60	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SMALL/MID CAP VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
Federal Mogul Corp.	$5,641,530	1.4%
Cimarex Energy Co.	5,609,523	1.4
LifePoint Hospitals, Inc.	5,313,597	1.3
Northeast Utilities	5,268,897	1.3
Anixter International, Inc.	5,129,190	1.3
Rockwood Holdings, Inc.	5,093,672	1.3
First Niagara Financial Group, Inc.	5,059,067	1.3
Convergys Corp.	4,966,500	1.3
Terex Corp.	4,885,146	1.2
Universal Corp.	4,761,684	1.2

	$51,728,806	13.0%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

SECTOR	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$71,950,144	18.0%
Consumer Discretionary	69,894,777	17.5
Industrials	57,592,986	14.4
Information Technology	57,205,737	14.3
Materials	33,803,371	8.4
Energy	32,264,977	8.1
Consumer Staples	28,315,254	7.1
Utilities	25,860,062	6.5
Health Care	16,207,802	4.1
Short-Term Investments	6,516,000	1.6

Total Investments	$399,611,110	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–98.6%

FINANCIALS–18.0%
COMMERCIAL BANKS–3.6%
Associated Banc-Corp.	322,100	$3,546,321
City National Corp./CA	57,900	2,640,240
Comerica, Inc.	118,700	3,509,959
Webster Financial Corp.	198,100	2,351,447
Whitney Holding Corp.	248,100	2,260,191

		14,308,158

INSURANCE–5.6%
Arch Capital Group Ltd.(a)	33,800	2,418,390
Aspen Insurance Holdings Ltd.	126,300	3,214,335
Endurance Specialty Holdings Ltd.	97,700	3,637,371
Fidelity National Financial, Inc.–Class A	205,800	2,770,068
Reinsurance Group of America, Inc.–Class A	94,200	4,488,630
StanCorp Financial Group, Inc.	58,500	2,341,170
Unum Group	178,400	3,482,368

		22,352,332

REAL ESTATE INVESTMENT TRUSTS (REITs)–3.6%
Brandywine Realty Trust	260,500	2,969,700
CBL & Associates Properties, Inc.	257,500	2,490,025
Digital Realty Trust, Inc.	51,400	2,584,392
Sunstone Hotel Investors, Inc.(a)	323,130	2,869,394
Tanger Factory Outlet Centers	89,500	3,489,605

		14,403,116

REAL ESTATE MANAGEMENT & DEVELOPMENT–2.2%
Brookfield Properties Corp. (New York)	247,100	2,994,852
CB Richard Ellis Group, Inc.–Class A(a)	205,100	2,783,207
Jones Lang LaSalle, Inc.	49,600	2,995,840

		8,773,899

THRIFTS & MORTGAGE FINANCE–3.0%
Astoria Financial Corp.	194,200	2,413,906
First Niagara Financial Group, Inc.	363,700	5,059,067
Washington Federal, Inc.	239,900	4,639,666

		12,112,639

		71,950,144

CONSUMER DISCRETIONARY–17.5%
AUTO COMPONENTS–3.6%
Dana Holding Corp.(a)	383,600	4,158,224
Federal Mogul Corp.(a)	326,100	5,641,530
TRW Automotive Holdings Corp.(a)	194,400	4,642,272

		14,442,026

Company	Shares	U.S. $ Value

HOTELS, RESTAURANTS & LEISURE–2.4%
Boyd Gaming Corp.(a)	277,400	$2,321,838
Darden Restaurants, Inc.	107,100	3,755,997
Wyndham Worldwide Corp.	168,600	3,400,662

		9,478,497

HOUSEHOLD DURABLES–1.9%
NVR, Inc.(a)	3,400	2,416,414
Pulte Homes, Inc.(a)	205,400	2,054,000
Whirlpool Corp.	38,200	3,081,212

		7,551,626

LEISURE EQUIPMENT & PRODUCTS–0.6%
Callaway Golf Co.	344,900	2,600,546

MEDIA–0.6%
CBS Corp.–Class B	173,300	2,434,865

MULTILINE RETAIL–0.5%
JC Penney Co., Inc.	77,300	2,056,953

SPECIALTY RETAIL–7.0%
AnnTaylor Stores Corp.(a)	232,100	3,165,844
Dress Barn, Inc.(a)	154,600	3,571,260
Foot Locker, Inc.	422,100	4,702,194
Limited Brands, Inc.	185,100	3,561,324
Men’s Wearhouse, Inc.	218,200	4,595,292
Office Depot, Inc.(a)	549,600	3,544,920
Signet Jewelers Ltd.(a)	174,200	4,654,624

		27,795,458

TEXTILES, APPAREL & LUXURY GOODS–0.9%
Jones Apparel Group, Inc.	220,100	3,534,806

		69,894,777

INDUSTRIALS–14.4%
AIRLINES–1.2%
Alaska Air Group, Inc.(a)	74,100	2,560,896
Skywest, Inc.	131,900	2,231,748

		4,792,644

BUILDING PRODUCTS–0.5%
Masco Corp.	157,100	2,169,551

COMMERCIAL SERVICES & SUPPLIES–1.0%
United Stationers, Inc.(a)	71,695	4,075,861

ELECTRICAL EQUIPMENT–4.6%
Acuity Brands, Inc.	56,100	1,999,404
AO Smith Corp.	87,200	3,783,608
EnerSys(a)	151,700	3,317,679
General Cable Corp.(a)	79,600	2,341,832
Regal-Beloit Corp.	44,425	2,307,434
Thomas & Betts Corp.(a)	130,450	4,668,806

		18,418,763

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MACHINERY–3.6%
Briggs & Stratton Corp.	117,600	$2,200,296
Gardner Denver, Inc.	57,600	2,450,880
Mueller Industries, Inc.	185,300	4,602,852
Terex Corp.(a)	246,600	4,885,146

		14,139,174

PROFESSIONAL SERVICES–0.7%
Kelly Services, Inc.–Class A(a)	244,200	2,913,306

ROAD & RAIL–1.7%
Con-way, Inc.	96,600	3,372,306
Hertz Global Holdings, Inc.(a)	276,900	3,300,648

		6,672,954

TRADING COMPANIES & DISTRIBUTORS–1.1%
WESCO International, Inc.(a)	163,300	4,410,733

		57,592,986

INFORMATION TECHNOLOGY–14.4%
COMMUNICATIONS EQUIPMENT–0.9%
CommScope, Inc.(a)	131,800	3,496,654

COMPUTERS & PERIPHERALS–2.4%
NCR Corp.(a)	226,000	2,515,380
SanDisk Corp.(a)	88,000	2,551,120
Western Digital Corp.(a)	96,700	4,269,305

		9,335,805

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–5.8%
Anixter International, Inc.(a)	108,900	5,129,190
Arrow Electronics, Inc.(a)	119,500	3,538,395
AU Optronics Corp. (Sponsored ADR)	350,642	4,204,198
Avnet, Inc.(a)	129,100	3,893,656
Flextronics International Ltd.(a)	514,200	3,758,802
Insight Enterprises, Inc.(a)	239,400	2,733,948

		23,258,189

IT SERVICES–1.8%
Amdocs Ltd.(a)	76,100	2,171,133
Convergys Corp.(a)	462,000	4,966,500

		7,137,633

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–3.5%
Amkor Technology, Inc.(a)	439,400	3,146,104
Lam Research Corp.(a)	100,600	3,944,526
Siliconware Precision Industries Co. (Sponsored ADR)	546,800	3,833,068
Teradyne, Inc.(a)	284,600	3,053,758

		13,977,456

		57,205,737

Company	Shares	U.S. $ Value

MATERIALS–8.5%
CHEMICALS–3.5%
Arch Chemicals, Inc.	83,075	$2,565,356
Cytec Industries, Inc.	96,100	3,499,962
Huntsman Corp.	256,100	2,891,369
Rockwood Holdings, Inc.(a)	216,200	5,093,672

		14,050,359

CONTAINERS & PACKAGING–1.5%
Owens-Illinois, Inc.(a)	68,100	2,238,447
Sonoco Products Co.	119,300	3,489,525

		5,727,972

METALS & MINING–3.5%
AK Steel Holding Corp.	131,600	2,809,660
Commercial Metals Co.	215,200	3,367,880
Reliance Steel & Aluminum Co.	95,800	4,140,476
Steel Dynamics, Inc.	209,200	3,707,024

		14,025,040

		33,803,371

ENERGY–8.1%
ENERGY EQUIPMENT & SERVICES–4.2%
Helix Energy Solutions Group, Inc.(a)	380,900	4,475,575
Helmerich & Payne, Inc.	109,000	4,346,920
Oil States International, Inc.(a)	102,300	4,019,367
Rowan Cos, Inc.(a)	178,200	4,034,448

		16,876,310

OIL, GAS & CONSUMABLE FUELS–3.9%
Cimarex Energy Co.	105,900	5,609,523
Forest Oil Corp.(a)	184,700	4,109,575
Mariner Energy, Inc.(a)	267,400	3,104,514
Whiting Petroleum Corp.(a)	35,900	2,565,055

		15,388,667

		32,264,977

CONSUMER STAPLES–7.1%
BEVERAGES–1.1%
Constellation Brands, Inc.–Class A(a)	266,325	4,242,557

FOOD & STAPLES RETAILING–0.7%
Supervalu, Inc.	212,600	2,702,146

FOOD PRODUCTS–4.1%
Bunge Ltd.	60,400	3,855,332
Dean Foods Co.(a)	185,300	3,342,812
Del Monte Foods Co.	210,600	2,388,204
Smithfield Foods, Inc.(a)	253,100	3,844,589
Tyson Foods, Inc.–Class A	259,000	3,177,930

		16,608,867

TOBACCO–1.2%
Universal Corp.	104,400	4,761,684

		28,315,254

7

SMALL/MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

UTILITIES–6.5%
ELECTRIC UTILITIES–3.3%
Northeast Utilities	204,300	$5,268,897
Pepco Holdings, Inc.	238,800	4,023,780
Portland General Electric Co.	178,600	3,645,226

		12,937,903

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.4%
RRI Energy, Inc.(a)	283,600	1,622,192

MULTI-UTILITIES–2.8%
CMS Energy Corp.	263,600	4,127,976
NiSource, Inc.	271,600	4,177,208
Wisconsin Energy Corp.	60,100	2,994,783

		11,299,967

		25,860,062

HEALTH CARE–4.1%
HEALTH CARE EQUIPMENT & SUPPLIES–0.9%
Teleflex, Inc.	65,500	3,529,795

	Shares	U.S. $ Value

HEALTH CARE PROVIDERS & SERVICES–3.2%
AMERIGROUP Corp.(a)	106,500	$2,871,240
LifePoint Hospitals, Inc.(a)	163,445	5,313,597
Molina Healthcare, Inc.(a)	103,425	2,365,330
Omnicare, Inc.	88,000	2,127,840

		12,678,007

		16,207,802

Total Common Stocks (cost $365,877,835)		393,095,110

	Principal Amount (000)
SHORT-TERM INVESTMENTS–1.6%
TIME DEPOSIT–1.6%
State Street Time Deposit 0.01%, 1/04/10 (cost $6,516,000)	$6,516	6,516,000

TOTAL INVESTMENTS–100.2% (cost $372,393,835)		399,611,110
Other assets less liabilities–(0.2)%		(685,466)

NET ASSETS–100.0%		$398,925,644

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

8

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $372,393,835)	$399,611,110
Cash	948
Receivable for capital stock sold	352,530
Dividends and interest receivable	176,166

Total assets	400,140,754

LIABILITIES
Payable for capital stock redeemed	460,738
Payable for investment securities purchased	352,936
Advisory fee payable	249,422
Distribution fee payable	55,019
Administrative fee payable	21,901
Transfer Agent fee payable	128
Accrued expenses	74,966

Total liabilities	1,215,110

NET ASSETS	$398,925,644

COMPOSITION OF NET ASSETS
Capital stock, at par	$29,828
Additional paid-in capital	439,463,555
Undistributed net investment income	1,583,372
Accumulated net realized loss on investment transactions	(69,368,386)
Net unrealized appreciation on investments	27,217,275

$398,925,644

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$134,291,080	10,014,590	$13.41
B	$264,634,564	19,813,347	$13.36

See notes to financial statements.

9

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $83,694)	$5,058,778
Interest	128

5,058,906

EXPENSES
Advisory fee (see Note B)	2,447,211
Distribution fee—Class B	546,617
Transfer agency—Class A	3,794
Transfer agency—Class B	7,553
Printing	92,804
Custodian	92,531
Administrative	82,401
Legal	45,260
Audit	38,929
Directors’ fees	3,658
Miscellaneous	16,358

Total expenses	3,377,116

Net investment income	1,681,790

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized loss on investment transactions	(40,940,353)
Net change in unrealized appreciation/depreciation of investments	158,134,663

Net gain on investment transactions	117,194,310

NET INCREASE IN NET ASSETS FROM OPERATIONS	$118,876,100

See notes to financial statements.

10

SMALL/MID CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS	AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,681,790	$3,081,608
Net realized loss on investment transactions	(40,940,353)	(14,228,745)
Net change in unrealized appreciation/depreciation of investments	158,134,663	(153,819,580)

Net increase (decrease) in net assets from operations	118,876,100	(164,966,717)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(1,145,821)	(886,590)
Class B	(1,833,370)	(1,131,047)
Net realized gain on investment transactions
Class A	(4,471,498)	(12,603,957)
Class B	(9,670,520)	(26,638,678)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(5,783,835)	68,167,573

Total increase (decrease)	95,971,056	(138,059,416)
NET ASSETS
Beginning of period	302,954,588	441,014,004

End of period (including undistributed net investment income of $1,583,372 and $2,969,106, respectively)	$398,925,644	$302,954,588

See notes to financial statements.

11

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$393,095,110		$–0	–	$–0	–	$393,095,110
Short-Term Investments	–0	–	6,516,000		–0	–	6,516,000

Total Investments in Securities	393,095,110		6,516,000		–0	–	399,611,110
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$393,095,110		$6,516,000		$–0	–	$399,611,110

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. This waiver extends through May 1, 2010 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2009, there were no expenses waived by the Adviser.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $82,401.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $474,667, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$183,600,280		$196,487,303
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$374,258,100

Gross unrealized appreciation	$61,556,959
Gross unrealized depreciation	(36,203,949)

Net unrealized appreciation	$25,353,010

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

15

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	2,288,686	3,188,870	$24,816,225	$43,725,473
Shares issued in reinvestment of dividends and distributions	528,938	888,120	5,617,319	13,490,547
Shares redeemed	(2,882,308)	(2,549,644)	(29,363,402)	(35,836,202)

Net increase (decrease)	(64,684)	1,527,346	$1,070,142	$21,379,818

Class B
Shares sold	4,320,379	5,759,322	$46,039,668	$78,695,635
Shares issued in reinvestment of dividends and distributions	1,086,297	1,834,196	11,503,890	27,769,725
Shares redeemed	(6,161,732)	(4,328,466)	(64,397,535)	(59,677,605)

Net increase (decrease)	(755,056)	3,265,052	$(6,853,977)	$46,787,755

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

16

AllianceBernstein Variable Products Series Fund

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$3,067,524	$9,900,980
Long-term capital gains	14,053,685	31,359,292

Total taxable distributions	17,121,209	41,260,272

Total distributions paid	$17,121,209	$41,260,272

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,568,490
Accumulated capital and other losses	(67,504,121	)(a)
Unrealized appreciation/(depreciation)	25,353,010	(b)

Total accumulated earnings/(deficit)	$(40,582,621	)(c)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $67,504,121 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to deferred income from an underlying security.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, resulted in a net decrease in undistributed net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,

17

SMALL/MID CAP VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS A
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$9.92	$17.11	$18.08	$17.06		$16.84

Income From Investment Operations
Net investment income (a)	.08	.13	.11	.20		.09	(b)
Net realized and unrealized gain (loss) on investment transactions	4.01	(5.63)	.36	2.14		1.02

Net increase (decrease) in net asset value from operations	4.09	(5.50)	.47	2.34		1.11

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.11)	(.17)	(.08)		(.13)
Distributions from net realized gain on investment transactions	(.48)	(1.58)	(1.27)	(1.24)		(.76)

Total dividends and distributions	(.60)	(1.69)	(1.44)	(1.32)		(.89)

Net asset value, end of period	$13.41	$9.92	$17.11	$18.08		$17.06

Total Return
Total investment return based on net asset value (c)	42.86%	(35.58)%	1.71%	14.42%		6.91%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,291	$99,957	$146,350	$159,804		$134,235
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.87%	.86%	.83%	.86	%(d)	.87%
Expenses, before waivers/reimbursements	.87%	.86%	.83%	.86	%(d)	.87%
Net investment income	.70%	.95%	.59%	1.15	%(d)	.53	%(b)
Portfolio turnover rate	58%	49%	32%	46%		33%

See footnote summary on page 20.

19

SMALL/MID CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS B
	Year Ended December 31,
	2009	2008	2007	2006		2005
Net asset value, beginning of period	$9.87	$17.03	$18.00	$16.99		$16.79

Income From Investment Operations
Net investment income (a)	.05	.10	.07	.16		.05	(b)
Net realized and unrealized gain (loss) on investment transactions	4.01	(5.61)	.37	2.13		1.01

Net increase (decrease) in net asset value from operations	4.06	(5.51)	.44	2.29		1.06

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.07)	(.14)	(.04)		(.10)
Distributions from net realized gain on investment transactions	(.48)	(1.58)	(1.27)	(1.24)		(.76)

Total dividends and distributions	(.57)	(1.65)	(1.41)	(1.28)		(.86)

Net asset value, end of period	$13.36	$9.87	$17.03	$18.00		$16.99

Total Return
Total investment return based on net asset value (c)	42.66%	(35.75)%	1.53%	14.20%		6.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$264,635	$202,997	$294,664	$251,412		$186,415
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12%	1.11%	1.08%	1.11	%(d)	1.12%
Expenses, before waivers/reimbursements	1.12%	1.11%	1.08%	1.11	%(d)	1.12%
Net investment income	.42%	.72%	.35%	.91	%(d)	.29	%(b)
Portfolio turnover rate	58%	49%	32%	46%		33%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Small/Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Small/Mid Cap Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

21

SMALL/MID CAP VALUE PORTFOLIO
TAX INFORMATION
(unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the fiscal year ended December 31, 2009 qualifies for the corporate dividends received deduction.

For the year ended December 31, 2009, the Portfolio designates from distributions paid $14,053,685 as capital gain dividends.

22

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Joseph G. Paul(2) , Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN and ACCOUNTING AGENT State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	LEGAL COUNSEL Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

DISTRIBUTOR AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	TRANSFER AGENT AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the Small/Mid-Cap Value Senior Investment Management Team. Mr. Joseph G. Paul, Mr. James W. MacGregor, and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

SMALL/MID CAP VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

SMALL/MID CAP VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments Inc. (“ABI”) ** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, he was Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he has been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Joseph G. Paul 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

James W. MacGregor 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Andrew J. Weiner 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI **, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Small/Mid Cap Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$234.4	Small/Mid Cap Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $92,500 (0.02% of the Portfolio’s average daily net assets) for such services.

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Funds, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Small/Mid Cap Value Portfolio	Class A 1.20% Class B 1.45%	0.86% 1.11%	December 31

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	$234.4	Small & Mid Cap Value Schedule 95 bp on 1st $25m 75 bp on next $25m 65 bp on next $50m 55 bp on the balance Minimum account size $25m	0.635	0.750

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Small/Mid Cap Value Fund, a retail mutual fund, which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Small/Mid Cap Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Small Mid/Cap Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Small/Mid Cap Value Portfolio	Small/Mid Cap Value Fund	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750	0.750

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)	Portfolio Advisory Fee (%)
Small/Mid Cap Value Portfolio	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.500	0.750

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.559	0.750

	Client #3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.635	0.750

	Client #4	0.80% on 1st $25 million 0.60% on the balance	0.621	0.750

	Client #5	0.613% on 1st $150 million 0.495% on the balance	0.571	0.750

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Portfolio.7

5	It should be noted that the AllianceBernstein Mutual Fund was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Fund.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively Small average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

29

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/ objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[8]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Portfolio	0.750	0.776	9/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.10

Portfolio	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Portfolio	0.860	0.827	10/18	0.872	15/30

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business

8	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

11	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $651,922 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payment in the amount of $271,358 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.12

The Portfolio may effect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two

12	The Fund (which includes the Portfolio and other Portfolios of the Fund) paid ABIS a flat fee of $18,000 in 2008.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

31

SMALL/MID CAP VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Portfolio16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2009.18

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year		–40.84		–40.87		–40.95	9/18	16/37
3 year		–14.24		–14.12		–14.80	10/17	15/35
5 year		–3.65		–3.36		–3.94	10/15	12/27

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)19 versus its benchmark.20 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Small/Mid Cap Value Portfolio	–	40.84	–	14.24	–	3.65	2.96	17.78	–	0.29	5
Russell 2500 Value Index	–	37.71	–	14.36	–	3.21	2.46	17.06	–	0.29	5
Russell 2500 Index	–	38.74	–	14.15	–	3.52	0.55	N/A		N/A	5
Inception Date: May 2, 2001

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

16	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

17	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including in or excluding a fund from a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

20	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

21	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

32

AllianceBernstein Variable Products Series Fund

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

33

AllianceBernstein

Variable Products Series Fund, Inc.

AllianceBernstein Value Portfolio

December 31, 2009

Annual Report

ANNUAL REPORT

Investment Products Offered

➢	Are Not FDIC Insured
➢	May Lose Value
➢	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

LETTER TO INVESTORS

February 12, 2010

The following is an update of AllianceBernstein Variable Products Series Fund AllianceBernstein Value Portfolio (the “Portfolio”) for the annual reporting period ended December 31, 2009.

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio’s investment objective is long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of US companies, generally representing at least 125 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Portfolio may invest in securities issued by non-US companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transaction, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 3 shows the Portfolio’s performance compared to its benchmark, the Russell 1000 Value Index, and the broad US market, as represented by the Standard and Poor’s (S&P) 500 Stock Index, for the one- and five-year periods ended December 31, 2009, and since the Portfolio’s Class A shares’ inception on July 22, 2002, and the Portfolio’s Class B shares’ inception on May 1, 2001.

The Portfolio outperformed the benchmark for the annual reporting period ended December 31, 2009. Stock selection was broadly positive versus the benchmark for the annual reporting period, with the largest contributions coming from financial, media and consumer staples holdings. A drag on one-year returns was an underweight and stock selection in industrial resources, mostly due to not owning the outperforming chemical, paper and copper producers that rose with the spike in commodity prices.

MARKET REVIEW AND INVESTMENT STRATEGY

After plunging early in the year following the 2008 crash, US equities came roaring back in 2009. The S&P 500 Stock Index climbed 65% from its March nadir, amid gradually growing investor confidence that the worst of the global financial crisis was over and that an economic and corporate-profit recovery was under way. Despite a sharp first-quarter decline, the broad market finished 2009 up 26.46%, including a 6.04% gain in the fourth quarter.

The year was marked by abrupt and frequent swings in style leadership, driven largely by shifting attitudes about risk. Value stocks fell much more sharply than the market in the first quarter as investors fled risk of all kinds. But value outperformed in the second- and third-quarter rally, as investors dove back into harder-hit stocks previously branded as risky, encouraged by growing evidence that the economy and banking system were stabilizing. The fourth quarter, however, showed renewed signs of risk aversion as investors began questioning the pace and durability of the economic recovery. By year-end, the Russell 1000 Value Index was up 19.69%, roughly half the Russell 1000 Growth Index’s 37.21% gain.

As fears of systemic collapse continue to fade, the Portfolio’s North American Investment Policy Group expects investors to become more discriminating among and within sectors, and for the Portfolio’s research-driven stock selection to be increasingly important.

1

VALUE PORTFOLIO
HISTORICAL PERFORMANCE	AllianceBernstein Variable Products Series Fund

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Please contact your Financial Advisor or Insurance Agent Representative at your financial institution to obtain portfolio performance information current to the most recent month-end.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Value Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is composed of 500 US companies and is a common measure of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in US issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other factors affecting that country may have a more significant effect on the Portfolio’s net asset value. While the Portfolio invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Variable Products prospectus.

There are additional fees and expenses associated with all Variable Products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly reduce investment returns. Those fees and expenses are not reflected in this annual report. You should consult your Variable Products prospectus for a description of those fees and expenses and speak to your insurance agent or financial representative if you have any questions. You should read the prospectus before investing or sending money.

(Historical Performance continued on next page)

2

VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)	AllianceBernstein Variable Products Series Fund

THE PORTFOLIO VS. ITS BENCHMARK	Returns
PERIODS ENDED DECEMBER 31, 2009	1 Year	5 Years	Since Inception*
AllianceBernstein Value Portfolio Class A**	21.12%	-2.46%	4.68%
AllianceBernstein Value Portfolio Class B**	21.04%	-2.67%	1.27%
Russell 1000 Value Index	19.69%	-0.25%	6.69%
S&P 500 Stock Index	26.46%	0.42%	6.31%

*    Since inception of the Portfolio’s Class A shares on 7/22/02 and Class B shares on 5/1/01. Since-inception returns for the Russell 1000 Value Index and the S&P 500 Stock Index are as the Portfolio’s Class A share inception date.

**  Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the annual period ended December 31, 2009 by 0.02%.

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.74% and 0.99% for Class A and Class B, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

ALLIANCEBERNSTEIN VALUE PORTFOLIO CLASS A

GROWTH OF A $10,000 INVESTMENT

7/22/02* – 12/31/09

* Since inception of the Portfolio’s Class A shares on 7/22/02.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Portfolio Class A shares (from 7/22/02* to 12/31/09) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

3

VALUE PORTFOLIO
FUND EXPENSES (unaudited)	AllianceBernstein Variable Products Series Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of each classes’ table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of each classes’ table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The estimate of expenses does not include fees or other expenses of any variable insurance product. If such expenses were included, the estimate of expenses you paid during the period would be higher and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of each classes’ table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Value Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,225.41	$3.81	0.68%
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.47	0.68%

Class B
Actual	$1,000	$1,224.21	$5.21	0.93%
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74	0.93%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

VALUE PORTFOLIO
TEN LARGEST HOLDINGS*
December 31, 2009 (unaudited)	AllianceBernstein Variable Products Series Fund

COMPANY	U.S. $ VALUE	PERCENT OF NET ASSETS
AT&T	$9,754,440	4.5%
Pfizer, Inc.	8,249,165	3.8
Exxon Mobil Corp.	6,887,190	3.2
Merck & Co., Inc.	6,847,961	3.2
General Electric Co.	6,409,068	3.0
ConocoPhillips	6,353,108	2.9
JP Morgan Chase & Co.	6,175,494	2.9
The Goldman Sachs Group, Inc.	5,537,952	2.6
Wells Fargo & Co.	4,917,578	2.3
Bank of America Corp.	4,629,444	2.1

	$65,761,400	30.5%

SECTOR DIVERSIFICATION

December 31, 2009 (unaudited)

Sector	U.S. $ VALUE	PERCENT OF TOTAL INVESTMENTS
Financials	$43,618,547	20.2%
Consumer Discretionary	34,723,458	16.1
Energy	34,028,593	15.7
Consumer Staples	18,621,920	8.6
Information Technology	17,625,631	8.2
Telecommunication Services	17,358,660	8.0
Health Care	17,125,926	8.0
Industrials	16,487,281	7.6
Materials	6,990,126	3.2
Utilities	2,799,617	1.3
Short-Term Investments	6,693,000	3.1

Total Investments	$216,072,759	100.0%

*	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

5

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

COMMON STOCKS–97.2%

FINANCIALS–20.2%
CAPITAL MARKETS–5.7%
Ameriprise Financial, Inc.	54,200	$2,104,044
Deutsche Bank AG	27,500	1,950,025
The Goldman Sachs Group, Inc.	32,800	5,537,952
Morgan Stanley	94,700	2,803,120

		12,395,141

COMMERCIAL BANKS–4.5%
BB&T Corp.	67,100	1,702,327
U.S. Bancorp	138,400	3,115,384
Wells Fargo & Co.	182,200	4,917,578

		9,735,289

DIVERSIFIED FINANCIAL SERVICES–5.6%
Bank of America Corp.	307,400	4,629,444
Citigroup, Inc.	365,900	1,211,129
JP Morgan Chase & Co.	148,200	6,175,494

		12,016,067

INSURANCE–4.4%
ACE Ltd.	16,400	826,560
Allstate Corp.	37,300	1,120,492
Chubb Corp.	15,500	762,290
MetLife, Inc.	45,100	1,594,285
PartnerRe Ltd.	4,300	321,038
The Travelers Co., Inc.	43,500	2,168,910
Unum Group	54,300	1,059,936
XL Capital Ltd.–Class A	88,300	1,618,539

		9,472,050

		43,618,547

CONSUMER DISCRETIONARY–16.1%
AUTOMOBILES–1.1%
Ford Motor Co.(a)	247,300	2,473,000

HOUSEHOLD DURABLES–2.2%
DR Horton, Inc.	74,100	805,467
Fortune Brands, Inc.	3,000	129,600
Garmin Ltd.	35,300	1,083,710
NVR, Inc.(a)	2,400	1,705,704
Pulte Homes, Inc.(a)	103,900	1,039,000

		4,763,481

MEDIA–7.2%
CBS Corp.–Class B	151,200	2,124,360
Comcast Corp.–Class A	34,900	588,414
News Corp.–Class A	319,100	4,368,479
Time Warner Cable, Inc.–Class A	76,400	3,162,195
Time Warner, Inc.	129,500	3,773,630
Viacom, Inc.–Class B(a)	52,400	1,557,852

		15,574,930

Company	Shares	U.S. $ Value

MULTILINE RETAIL–1.3%
JC Penney Co., Inc.	35,300	$939,333
Macy’s, Inc.	108,000	1,810,080

		2,749,413

SPECIALTY RETAIL–3.5%
Foot Locker, Inc.	40,400	450,056
Home Depot, Inc.	78,000	2,256,540
Limited Brands, Inc.	39,500	759,980
Lowe’s Cos, Inc.	120,200	2,811,478
Office Depot, Inc.(a)	180,800	1,166,160

		7,444,214

TEXTILES, APPAREL & LUXURY GOODS–0.8%
Jones Apparel Group, Inc.	107,000	1,718,420

		34,723,458

ENERGY–15.8%
ENERGY EQUIPMENT & SERVICES–0.6%
ENSCO International PLC (Sponsored ADR)	32,300	1,290,062

OIL, GAS & CONSUMABLE FUELS–15.2%
Apache Corp.	11,100	1,145,187
Chevron Corp.	51,300	3,949,587
Cimarex Energy Co.	38,400	2,034,048
ConocoPhillips	124,400	6,353,108
Devon Energy Corp.	53,200	3,910,200
Exxon Mobil Corp.	101,000	6,887,190
Forest Oil Corp.(a)	50,600	1,125,850
Nexen, Inc.	79,800	1,909,614
Occidental Petroleum Corp.	34,600	2,814,710
Total SA (Sponsored ADR)	5,300	339,412
Valero Energy Corp.	135,500	2,269,625

		32,738,531

		34,028,593

CONSUMER STAPLES–8.6%
BEVERAGES–1.0%
Coca-Cola Enterprises, Inc.	58,200	1,233,840
Constellation Brands, Inc.–Class A(a)	59,400	946,242

		2,180,082

FOOD & STAPLES RETAILING–0.6%
SUPERVALU, Inc.	100,100	1,272,271

FOOD PRODUCTS–4.0%
Archer-Daniels-Midland Co.	70,150	2,196,397
Bunge Ltd.	34,100	2,176,603
Kraft Foods, Inc.–Class A	65,900	1,791,162
Sara Lee Corp.	119,800	1,459,164
Smithfield Foods, Inc.(a)	40,500	615,195
Tyson Foods, Inc.–Class A	34,500	423,315

		8,661,836

6

AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

HOUSEHOLD PRODUCTS–1.2%
Procter & Gamble Co.	44,700	$2,710,161

TOBACCO–1.8%
Altria Group, Inc.	86,600	1,699,958
Reynolds American, Inc.	39,600	2,097,612

		3,797,570

		18,621,920

INFORMATION TECHNOLOGY–8.2%
COMMUNICATIONS EQUIPMENT–2.0%
Motorola, Inc.(a)	347,000	2,692,720
Nokia OYJ (Sponsored ADR)–Class A	130,900	1,682,065

		4,374,785

COMPUTERS & PERIPHERALS–1.5%
Dell, Inc.(a)	125,484	1,801,950
Western Digital Corp.(a)	31,600	1,395,140

		3,197,090

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS–3.1%
AU Optronics Corp. (Sponsored ADR)	91,464	1,096,654
Corning, Inc.	112,900	2,180,099
Tyco Electronics Ltd.	135,900	3,336,345
Vishay Intertechnology, Inc.(a)	5,500	45,925

		6,659,023

INTERNET SOFTWARE & SERVICES–0.1%
AOL, Inc.(a)	11,772	274,052

SOFTWARE–1.5%
Microsoft Corp.	24,900	759,201
Symantec Corp.(a)	132,000	2,361,480

		3,120,681

		17,625,631

TELECOMMUNICATION SERVICES–8.1%
DIVERSIFIED TELECOMMUNICATION SERVICES–6.0%
AT&T, Inc.	348,000	9,754,440
Verizon Communications, Inc.	93,200	3,087,716

		12,842,156

WIRELESS TELECOMMUNICATION SERVICES–2.1%
Sprint Nextel Corp.(a)	759,600	2,780,136
Vodafone Group PLC (Sponsored ADR)	75,200	1,736,368

		4,516,504

		17,358,660

Company	Shares	U.S. $ Value

HEALTH CARE–8.0%
HEALTH CARE PROVIDERS & SERVICES–1.0%
Aetna, Inc.	64,000	$2,028,800

PHARMACEUTICALS–7.0%
Merck & Co., Inc.	187,410	6,847,961
Pfizer, Inc.	453,500	8,249,165

		15,097,126

		17,125,926

INDUSTRIALS–7.7%
AEROSPACE & DEFENSE–1.5%
Northrop Grumman Corp.	45,600	2,546,760
Raytheon Co.	12,000	618,240

		3,165,000

BUILDING PRODUCTS–0.3%
Masco Corp.	45,400	626,974

ELECTRICAL EQUIPMENT–0.4%
Cooper Industries Ltd.–Class A	18,000	767,520

INDUSTRIAL CONGLOMERATES–3.3%
General Electric Co.	423,600	6,409,068
Textron, Inc.	37,300	701,613

		7,110,681

MACHINERY–1.9%
Caterpillar, Inc.	22,000	1,253,780
Ingersoll-Rand PLC	63,100	2,255,194
SPX Corp.	10,600	579,820

		4,088,794

ROAD & RAIL–0.3%
Hertz Global Holdings, Inc.(a)	61,100	728,312

		16,487,281

MATERIALS–3.2%
CHEMICALS–1.6%
E.I. Du Pont de Nemours & Co.	103,400	3,481,478

CONTAINERS & PACKAGING–0.5%
Sonoco Products Co.	40,400	1,181,700

METALS & MINING–1.1%
AK Steel Holding Corp.	57,200	1,221,220
Steel Dynamics, Inc.	62,400	1,105,728

		2,326,948

		6,990,126

UTILITIES–1.3%
ELECTRIC UTILITIES–0.8%
American Electric Power Co., Inc.	18,900	657,531
Pinnacle West Capital Corp.	26,600	973,028

		1,630,559

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–0.4%
RRI Energy, Inc.(a)	154,100	881,452

7

VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Company	Shares	U.S. $ Value

MULTI-UTILITIES–0.1%
NiSource, Inc.	18,700	$287,606

		2,799,617

Total Common Stocks (cost $200,636,619)		209,379,759

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–3.1%
TIME DEPOSIT–3.1%
State Street Time Deposit 0.01%, 1/04/10 (cost $6,693,000)	$6,693	$6,693,000

TOTAL INVESTMENTS–100.3% (cost $207,329,619)		216,072,759
Other assets less liabilities–(0.3)%		(651,609)

NET ASSETS–100.0%		$215,421,150

(a)	Non-income producing security.

Glossary:

ADR—American Depositary Receipt

See notes to financial statements.

8

VALUE PORTFOLIO
STATEMENT OF ASSETS & LIABILITIES
December 31, 2009	AllianceBernstein Variable Products Series Fund

ASSETS
Investments in securities, at value (cost $207,329,619)	$216,072,759
Cash	677
Receivable for investment securities sold	458,932
Dividends and interest receivable	346,714
Receivable for capital stock sold	20,996

Total assets	216,900,078

LIABILITIES
Payable for investment securities purchased	1,203,967
Advisory fee payable	100,830
Payable for capital stock redeemed	71,518
Distribution fee payable	45,490
Administrative fee payable	18,878
Transfer Agent fee payable	126
Accrued expenses	38,119

Total liabilities	1,478,928

NET ASSETS	$215,421,150

COMPOSITION OF NET ASSETS
Capital stock, at par	$24,215
Additional paid-in capital	300,034,299
Undistributed net investment income	3,561,975
Accumulated net realized loss on investment and foreign currency transactions	(96,942,524)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,743,185

$215,421,150

Net Asset Value Per Share—1 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,594,326	177,676	$8.97
B	$213,826,824	24,037,663	$8.90

See notes to financial statements.

9

VALUE PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended December 31, 2009	AllianceBernstein Variable Products Series Fund

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $53,400)	$5,509,324
Interest	58

$5,509,382

EXPENSES
Advisory fee (see Note B)	1,085,102
Distribution fee—Class B	489,588
Transfer agency—Class A	50
Transfer agency—Class B	6,763
Custodian	85,165
Administrative	77,878
Legal	51,602
Audit	38,880
Printing	23,518
Directors’ fees	3,796
Miscellaneous	14,245

Total expenses	1,876,587

Net investment income	3,632,795

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
Investment transactions	(66,021,191)
Foreign currency transactions	(21)
Net change in unrealized appreciation/depreciation of:
Investments	101,244,291
Foreign currency denominated assets and liabilities	45

Net gain on investment and foreign currency transactions	35,223,124

NET INCREASE IN NET ASSETS FROM OPERATIONS	$38,855,919

See notes to financial statements.

10

VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
AllianceBernstein Variable Products Series Fund

	Year Ended December 31, 2009		Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,632,795		$6,336,018
Net realized loss on investment and foreign currency transactions	(66,021,212)		(30,055,914)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	101,244,336		(119,837,734)

Net increase (decrease) in net assets from operations	38,855,919		(143,557,630)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Class A	(49,401)		(57,044)
Class B	(6,182,378)		(6,041,578)
Net realized gain on investment transactions
Class A	–0	–	(127,985)
Class B	–0	–	(15,403,529)
CAPITAL STOCK TRANSACTIONS
Net increase (decrease)	(15,773,366)		31,235,456

Total increase (decrease)	16,850,774		(133,952,310)
NET ASSETS
Beginning of period	198,570,376		332,522,686

End of period (including undistributed net investment income of $3,561,975 and $6,160,980, respectively)	$215,421,150		$198,570,376

See notes to financial statements.

11

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
December 31, 2009	AllianceBernstein Variable Products Series Fund

NOTE A: Significant Accounting Policies

The AllianceBernstein Value Portfolio (the “Portfolio”) is a series of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”). The Portfolio’s investment objective is long-term growth of capital. The Portfolio is diversified as defined under the Investment Company Act of 1940. The Fund was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund offers thirteen separately managed pools of assets which have differing investment objectives and policies. The Portfolio offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan.

The Portfolio offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at the Portfolio’s net asset value per share.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

12

AllianceBernstein Variable Products Series Fund

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of December 31, 2009:

	Level 1		Level 2		Level 3		Total
Investments in Securities
Common Stocks	$209,379,759		$–0	–	$–0	–	$209,379,759
Short-Term Investments	–0	–	6,693,000		–0	–	6,693,000

Total Investments in Securities	209,379,759		6,693,000		–0	–	216,072,759
Other Financial Instruments*	–0	–	–0	–	–0	–	–0	–

Total	$209,379,759		$6,693,000		$–0	–	$216,072,759

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

13

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% and 1.45% of daily average net assets for Class A and Class B shares, respectively. This waiver extends through May 1, 2010 and may be extended by the Adviser for additional one-year terms. For the year ended December 31, 2009, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended December 31, 2009, such fee amounted to $77,878.

Brokerage commissions paid on investment transactions for the year ended December 31, 2009 amounted to $249,233, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation retained by ABIS amounted to $1,250 for the year ended December 31, 2009.

NOTE C: Distribution Plan

The Portfolio has adopted a Distribution Plan (the “Plan”) for Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .50% of the Portfolio’s average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limits payments under the Plan to .25% of the Portfolio’s average daily net assets attributable to Class B shares. The Plan provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolio is not obligated under the Plan to pay any distribution and servicing fees in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plan is to compensate the Distributor for its distribution services with respect to the sale of the Portfolio’s Class B shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plan is characterized by the staff of the Securities and Exchange Commission as being of the “compensation” variety.

In the event that the Plan is terminated or not continued, no distribution and servicing fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Distributor.

The Plan also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

14

AllianceBernstein Variable Products Series Fund

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$123,554,823		$140,867,485
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$208,680,706

Gross unrealized appreciation	$24,445,462
Gross unrealized depreciation	(17,053,409)

Net unrealized appreciation	$7,392,053

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Portfolio may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the

15

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the year ended December 31, 2009, the Portfolio had no transactions in written options.

The Portfolio did not engage in derivatives transactions for the year ended December 31, 2009.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E: Capital Stock

Each class consists of 500,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	SHARES		AMOUNT
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Class A
Shares sold	28,509	24,081	$213,867	$254,818
Shares issued in reinvestment of dividends and distributions	6,552	15,317	49,401	185,029
Shares redeemed	(51,699)	(82,461)	(399,358)	(955,799)

Net decrease	(16,638)	(43,063)	$(136,090)	$(515,952)

Class B
Shares sold	2,330,509	4,461,742	$16,830,821	$52,208,769
Shares issued in reinvestment of dividends and distributions	826,521	1,790,076	6,182,378	21,445,107
Shares redeemed	(5,072,303)	(4,173,196)	(38,650,475)	(41,902,468)

Net increase (decrease)	(1,915,273)	2,078,622	$(15,637,276)	$31,751,408

NOTE F: Risks Involved in Investing in the Portfolio

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not

16

AllianceBernstein Variable Products Series Fund

as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G: Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended December 31, 2009.

NOTE H: Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, 2009 and December 31, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,231,779		$10,155,739
Long-term capital gains	–0	–	11,474,397

Total distributions paid	$6,231,779		$21,630,136

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,561,975
Accumulated capital and other losses	(95,591,437	)(a)
Unrealized appreciation/(depreciation)	7,392,098	(b)

Total accumulated earnings/(deficit)	$(84,637,364)

(a)	On December 31, 2009, the Portfolio had a net capital loss carryforward for federal income tax purposes of $95,445,615 of which $14,448,964 expires in the year 2016 and $80,996,651 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital and foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio defers post-October capital losses of $145,822 to January 1, 2010.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE I: Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act,

17

VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
(continued)	AllianceBernstein Variable Products Series Fund

Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J: Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through February 12, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

18

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS A
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.67	$13.92	$15.08	$12.94	$12.63

Income From Investment Operations
Net investment income (a)	.16	.27	.32	.26	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	(5.62)	(.85)	2.42	.49

Net increase (decrease) in net asset value from operations	1.57	(5.35)	(.53)	2.68	.71

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.28)	(.21)	(.16)	(.18)
Distributions from net realized gain on investment transactions	–0	–	(.62)	(.42)	(.38)	(.22)

Total dividends and distributions	(.27)	(.90)	(.63)	(.54)	(.40)

Net asset value, end of period	$8.97	$7.67	$13.92	$15.08	$12.94

Total Return
Total investment return based on net asset value (c)	21.12	%*	(40.83	)%*	(3.95)%	21.32%	5.74%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,594	$1,490	$3,305,460	$1,043,677	$290,673
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.70%	.67%	.65%	.69	%(d)	.73%
Expenses, before waivers/reimbursements	.70%	.67%	.65%	.69	%(d)	.74%
Net investment income	2.09%	2.46%	2.17%	1.89	%(d)	1.74	%(b)
Portfolio turnover rate	64%	33%	20%	17%	21%

See footnote summary on page 20.

19

VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
(continued)	AllianceBernstein Variable Products Series Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

CLASS B
Year Ended December 31,
2009	2008	2007	2006	2005
Net asset value, beginning of period	$7.59	$13.79	$14.95	$12.84	$12.54

Income From Investment Operations
Net investment income (a)	.14	.24	.27	.22	.17	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	(5.58)	(.83)	2.40	.50

Net increase (decrease) in net asset value from operations	1.55	(5.34)	(.56)	2.62	.67

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.24)	(.18)	(.13)	(.15)
Distributions from net realized gain on investment transactions	–0	–	(.62)	(.42)	(.38)	(.22)

Total dividends and distributions	(.24)	(.86)	(.60)	(.51)	(.37)

Net asset value, end of period	$8.90	$7.59	$13.79	$14.95	$12.84

Total Return
Total investment return based on net asset value (c)	21.04	%*	(41.01	)%*	(4.16)%	21.03%	5.48%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$213,827	$197,080	$329,217	$308,635	$191,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95%	.92%	.90%	.94	%(d)	.98%
Expenses, before waivers/reimbursements	.95%	.92%	.90%	.94	%(d)	.99%
Net investment income	1.84%	2.24%	1.82%	1.64	%(d)	1.38	%(b)
Portfolio turnover rate	64%	33%	20%	17%	21%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived or reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company’s separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended December 31, 2009 and December 31, 2008 by 0.02% and 0.02%, respectively.

See notes to financial statements.

20

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	AllianceBernstein Variable Products Series Fund

To the Board of Directors of

AllianceBernstein Variable Products Series Fund, Inc.

and Shareholders of AllianceBernstein Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Portfolio (one of the portfolios constituting the AllianceBernstein Variable Products Series Fund, Inc.) (the “Portfolio”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Value Portfolio of the AllianceBernstein Variable Products Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 12, 2010

21

TAX INFORMATION (unaudited)	AllianceBernstein Variable Products Series Fund

For corporate shareholders, 100% of the total ordinary income distribution paid during the current fiscal year ended December 31, 2009 qualifies for the corporate dividends received deduction.

22

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

BOARD OF DIRECTORS
William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Marilyn G. Fedak(2), Vice President

Philip L. Kirstein, Senior Vice President and
Independent Compliance Officer

Joseph G. Paul(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President David Yuen(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

CUSTODIAN AND ACCOUNTING AGENT	LEGAL COUNSEL
State Street Bank and Trust Company	Seward & Kissel LLP
One Lincoln Street	One Battery Park Plaza
Boston, MA 02111	New York, NY 10004

DISTRIBUTOR	TRANSFER AGENT
AllianceBernstein Investments, Inc.	AllianceBernstein Investor Services, Inc.
1345 Avenue of the Americas	P.O. Box 786003
New York, NY 10105	San Antonio, TX 78278-6003
Toll-Free 1-(800) 221-5672

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Portfolio’s portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. Joseph G. Paul, Mr. Christopher W. Marx, Mr. John D. Philips, Jr. and Mr. David Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

23

VALUE PORTFOLIO	AllianceBernstein Variable Products Series Fund

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS

William H. Foulk, Jr., #, *** Chairman of the Board 77 (1990)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	90	None

John H. Dobkin, # 68 (1992)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002, Senior Advisor from June 1999–June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989–May 1999. Previously, Director of the National Academy of Design.	88	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	88	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly Director of the Intel Corporation (semi-conductors) until May 2008.	88	Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009–2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002–May 2006); Partner, Clifford Chance (1992–2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985–1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982–1985); and Attorney Advisor, U.S. Department of the Treasury (1973–1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	88	None

24

AllianceBernstein Variable Products Series Fund

NAME, ADDRESS*, AGE (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	87	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	88	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	88	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

25

VALUE PORTFOLIO
MANAGEMENT OF THE FUND
(continued)	AllianceBernstein Variable Products Series Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer

Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments Inc. (“ABI”) ** since July 2008; Director of ABI and the President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, he was Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he has been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Marilyn G. Fedak 62	Vice President	Vice Chair of Investment Services since January 2009. Prior thereto, Executive Vice President of the Adviser. Head of SCB’s Value Equities Business and Co-Chief Investment Officer of U.S. Value Equities since prior to 2005.

Christopher W. Marx 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Joseph G. Paul 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

John D. Phillips, Jr. 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

David Yuen 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABIS and ABI are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

26

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION	AllianceBernstein Variable Products Series Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Variable Products Series Fund (the “Fund”), in respect of AllianceBernstein Value Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO ADVISORY FEES, NET ASSETS & EXPENSE CAPS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Portfolio
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$151.8	Value Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $90,250 (0.03% of the Portfolio’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Portfolio for that portion of its total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s fiscal year. The waiver is terminable by the Adviser on May 1st of each year upon at least 60 days written notice. It should be noted that the Portfolio was operating below its expense caps for the most recent fiscal year; accordingly the

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Portfolio and the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Portfolio.

3	The AllianceBernstein Mutual Portfolios, which the Adviser manages, were also affected by the Adviser’s settlement with the NYAG.

27

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

expense limitation undertaking of the Portfolio was of no effect. In addition, set forth below are the gross expense ratios of the Portfolio for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking	Gross Expense Ratio	Fiscal Year End
Value Portfolio	Class A 1.20%	0.67%	December 31
	Class B 1.45%	0.92%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fee based on February 28, 2009 net assets:

Portfolio	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	$151.8	Diversified Value Schedule	0.424	0.550
		65 bp on 1st $25m
		50 bp on next $25m
		40 bp on next $50m
		30 bp on next $100m
		25 bp on the balance
		Minimum account size $25m

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

28

AllianceBernstein Variable Products Series Fund

The Adviser also manages AllianceBernstein Value Fund, a retail mutual fund which has a substantially similar investment style as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Value Fund5. Also shown is what would have been the effective advisory fee of the Portfolio had the fee schedule of the Value Fund been applicable to the Portfolio:

Portfolio	AllianceBernstein Mutual Fund (“ABMF”)	Fee Schedule	Effective ABMF Adv. Fee (%)	Effective Portfolio Adv. Fee (%)
Value Portfolio	Value Fund	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550	0.550

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families that have an investment style similar to that of the Portfolio. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Funds had the fee schedules of the sub-advisory relationships been applicable to those Funds based on February 28, 2009 net assets and the Funds’ advisory fees:

Portfolio		Fee Schedule	Effective Sub-Adv. Fee (%)		Portfolio Advisory Fee (%)
Value Portfolio	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250		0.550

	Client #2[6],[7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% on the balance	0.500		0.550

	Client #3[7]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #4[7]	0.23% on 1st $300 million 0.20% on the balance	0.230		0.550

	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[8]	0.150	[9]	0.550

	Client #6	0.35%	0.350		0.550

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s

5	It should be noted that the AllianceBernstein Mutual Portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AllianceBernstein Mutual Portfolio.

6	The client is an affiliate of the Adviser.

7	Assets are aggregated with other General Equity Portfolios for purposes of calculating the investment advisory fee.

8	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

9	This calculation excludes the performance fee.

29

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

analysis included the Portfolio’s ranking with respect to the proposed management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Portfolio.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee[12]	Lipper Exp. Group Median (%)	Rank
Value Portfolio	0.550	0.760	2/18

Lipper also analyzed the Portfolio’s most recently completed fiscal year total expense ratio in comparison to the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given bear market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.14

Portfolio	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Portfolio	0.672	0.793	2/18	0.801	10/41

Based on this analysis, the Portfolio has equally favorable rankings on a management fee basis and a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized Portfolios that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different Portfolios categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Portfolio had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements related to expense caps that would effectively reduce the actual management fee.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

15	Most recently completed fiscal year end Class A total expense ratio.

30

AllianceBernstein Variable Products Series Fund

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

The Portfolio has adopted a distribution plan for Class B shares pursuant to Rule 12b-1 under the 40 Act. Under the distribution plan, the Portfolio pays distribution and servicing fees to its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), at an annual rate of up to 0.50% of the Portfolio’s average daily net assets attributable to Class B shares. The current annual rate that the Portfolio pays to ABI for 12b-1 fees is 0.25%. During the fiscal year ended December 31, 2008, AllianceBernstein Investments, Inc. (“ABI”), the Portfolio’s distributor and an affiliate of the Adviser, received $702,304 in Rule 12b-1 fees.

The Adviser may compensate ABI for payments made by ABI to brokers for registration fees and services related to printing, distribution and advertising in connection with Class B shares. During the fiscal year ended December 31, 2008, the Adviser determined that it made payments in the amount of $342,647 on behalf of the Portfolio to ABI.

Financial intermediaries, such as insurers, market and sell shares of the Portfolio and typically receive compensation from ABI, the Advisers and/or the Portfolio for selling shares of the Portfolio. These financial intermediaries receive compensation in any or all of the following forms: 12b-1 fees, defrayal of costs for educational seminars and training, additional distribution support, recordkeeping and/or administrative services. Payments related to providing contract-holder recordkeeping and/or administrative services will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the relevant intermediary over the year.

The transfer agent of the Portfolio is AllianceBernstein Investor Services, Inc. (“ABIS”). During the most recently completed fiscal year, ABIS received a fee of $969 from the Portfolio.16

The Portfolio may affect brokerage transactions in the future through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also

16	The Portfolio (which includes the Portfolio and other series of the Portfolio) paid ABIS a flat fee of $18,000 in 2008.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

31

VALUE PORTFOLIO
SENIOR OFFICER FEE EVALUATION
(continued)	AllianceBernstein Variable Products Series Fund

possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI. NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Portfolio Return		PG Median (%)		PU Median (%)		PG Rank	PU Rank
1 year		–16.03		–12.38		–12.54	18/18	50/56
3 year		–6.65		–3.91		–4.21	16/16	39/48
5 year		–45.39		–39.37		–40.87	18/18	51/59

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. Rounding differences may cause the Adviser’s Portfolio returns to be one or two basis points different from Lipper’s own Portfolio returns. To maintain consistency, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including or excluding a Portfolio from a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio had a different investment classification/objective at a different point in time.

32

AllianceBernstein Variable Products Series Fund

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)		3 Year (%)		5 Year (%)		Since Inception (%)	Annualized			Risk Period (Year)
								Volatility (%)	Sharpe (%)
Value Portfolio	–	45.39	–	16.03	–	6.65	0.46	14.66	–	0.61	5
Russell 1000 Value Index	–	41.78	–	13.09	–	3.52	2.78	13.92	–	0.41	5
Inception Date: July 22, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 1, 2009

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The Adviser provided Portfolio and benchmark performance return information for periods through January 31, 2009.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a portfolio’s return in excess of the riskless return by the portfolio’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky portfolio. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a portfolio with a lower Sharpe Ratio.

33

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr and Gary L. Moody. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; and (iii) tax compliance, tax advice and tax return preparation

		Audit Fees	Audit - Related Fees	Tax Fees
AB Balanced Wealth Strategy Portfolio	2008	$32,319	$1,697	$11,939
	2009	$31,457	$7,200	$9,841

AB Global Research Growth Portfolio	2008	$32,319	$1,697	$11,036
	2009	$—	$—	$—

AB Global Thematic Growth Portfolio	2008	$32,319	$1,697	$11,079
	2009	$31,457	$—	$9,841

AB Growth Portfolio	2008	$32,319	$1,697	$11,066
	2009	$31,457	$—	$9,841

AB Growth & Income Portfolio	2008	$32,319	$1,697	$12,236
	2009	$31,457	$—	$9,841

AB Intermediate Bond Portfolio	2008	$34,983	$3,566	$11,049
	2009	$34,985	$10,000	$9,671

AB International Growth Portfolio	2008	$32,319	$5,697	$12,390
	2009	$31,457	$—	$9,841

AB International Value Portfolio	2008	$32,319	$1,697	$12,810
	2009	$31,457	$—	$9,841

AB Large Cap Growth Portfolio	2008	$32,319	$1,697	$12,029
	2009	$31,457	$—	$9,841

AB Money Market Portfolio	2008	$32,319	$1,697	$8,589
	2009	$31,457	$—	$6,747

AB Real Estate Investment Portfolio	2008	$32,319	$1,697	$11,048
	2009	$31,457	$—	$9,841

AB Small Cap Growth Portfolio	2008	$32,319	$1,697	$11,046
	2009	$31,457	$—	$9,841

AB Small Cap Value Portfolio	2008	$32,319	$1,697	$11,977
	2009	$31,457	$—	$9,841

AB U.S. Large Cap Blended Style Port	2008	$32,319	$1,697	$11,036
	2009	$—	$—	$—

AB Utility Income Portfolio	2008	$32,319	$1,697	$11,923
	2009	$—	$—	$—

AB Value Portfolio	2008	$32,319	$1,697	$11,960
	2009	$31,457	$—	$9,841

AB Wealth Appreciation Strategy Port	2008	$32,319	$1,697	$11,911
	2009	$—	$—	$—

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Balanced Wealth Strategy Portfolio	2008	$870,098	$167,786
			$(146,461)
			$(21,325)

	2009	$949,613	$260,887
			$(251,046)
			$(9,841)

AB Global Research Growth Portfolio	2008	$850,422	$157,497
			$(148,111)
			$(9,386)

	2009	$—	$—
			$—
			$—

AB Global Thematic Growth Portfolio	2008	$850,465	$157,540
			$(148,111)
			$(9,429)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Growth Portfolio	2008	$850,452	$157,527
			$(148,111)
			$(9,416)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Growth & Income Portfolio	2008	$851,622	$158,697
			$(148,111)
			$(10,586)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Intermediate Bond Portfolio	2008	$852,304	$159,379
			$(149,980)
			$(9,399)

	2009	$952,243	$263,517
			$(253,846)
			$(9,671)

AB International Growth Portfolio	2008	$861,744	$165,835
			$(150,461)
			$(15,374)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB International Value Portfolio	2008	$852,196	$159,271
			$(148,111)
			$(11,160)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Large Cap Growth Portfolio	2008	$851,415	$158,490
			$(148,111)
			$(10,379)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Money Market Portfolio	2008	$847,975	$155,050
			$(148,111)
			$(6,939)

	2009	$939,319	$250,593
			$(243,846)
			$(6,747)

AB Real Estate Investment Portfolio	2008	$850,434	$157,509
			$(148,111)
			$(9,398)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Small Cap Growth Portfolio	2008	$850,432	$157,507
			$(148,111)
			$(9,396)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Small Cap Value Portfolio	2008	$851,363	$158,438
			$(148,111)
			$(10,327)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB U.S. Large Cap Blended Style Port	2008	$850,422	$157,497
			$(148,111)
			$(9,386)

	2009	$—	$—
			$—
			$—

AB Utility Income Portfolio	2008	$851,309	$158,384
			$(148,111)
			$(10,273)

	2009	$—	$—
			$—
			$—

AB Value Portfolio	2008	$851,346	$158,421
			$(148,111)
			$(10,310)

	2009	$942,413	$253,687
			$(243,846)
			$(9,841)

AB Wealth Appreciation Strategy Port	2008	$854,598	$160,022
			$(146,461)
			$(13,561)

	2009	$—	$—
			$—
			$—

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Variable Products Series Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: February 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: February 12, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: February 12, 2010